UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-5270

                          The Dreyfus/Laurel Funds, Inc.
                (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 922-6000

Date of fiscal year end:   10/31


Date of reporting period:  10/31/03




                                 Attachment A

The following N-CSR relates only to the Registrant's series listed below and does not affect Dreyfus Premier Core Equity Fund, a series of the Registrant with a fiscal year end of August 31. A separate N-CSR will be filed for that series, as appropriate.


                        Dreyfus Bond Market Index Fund
                      Dreyfus Premier Midcap Stock Fund
                        Dreyfus Disciplined Stock Fund
                   Dreyfus Premier Large Company Stock Fund
              Dreyfus Institutional Government Money Market Fund
                Dreyfus Institutional Prime Money Market Fund
            Dreyfus Institutional U.S. Treasury Money Market Fund
                        Dreyfus Money Market Reserves
                          Dreyfus Municipal Reserves
                   Dreyfus Premier Tax Managed Growth Fund
                    Dreyfus BASIC S&P 500 Stock Index Fund
                        Dreyfus U.S. Treasury Reserves
                        Dreyfus Premier Balanced Fund
                   Dreyfus Premier Limited Term Income Fund
                     Dreyfus Premier Small Cap Value Fund



                                  FORM N-CSR

ITEM 1.      REPORTS TO STOCKHOLDERS.

      Dreyfus Basic S&P 500
      Stock Index Fund

      ANNUAL REPORT October 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            22   Statement of Financial Futures

                            23   Statement of Assets and Liabilities

                            24   Statement of Operations

                            25   Statement of Changes in Net Assets

                            26   Financial Highlights

                            27   Notes to Financial Statements

                            33   Independent Auditors' Report

                            34   Important Tax Information

                            35   Board Members Information

                            37   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                  Dreyfus Basic
                                                       S&P 500 Stock Index Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus BASIC S& P 500 Stock Index Fund covers the 12-month period from November 1, 2002, through October 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Tom Durante, who became the fund's sole portfolio manager on September 15, 2003.

Recent estimates of greater than expected U.S. Gross Domestic Product annualized growth during the third quarter of 2003 suggest that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have begun to increase spending and investment. As a result, stocks rallied over the reporting period, posting gains in virtually every market sector and capitalization range.

We have seen strong quarters before, only to be disappointed when growth proved unsustainable. Based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest investments that are right for your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 17, 2003




DISCUSSION OF FUND PERFORMANCE

Tom Durante, Portfolio Manager

How did Dreyfus BASIC S&P 500 Stock Index Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2003, the fund produced a total return of 20.56% .(1) The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index" ), the fund' s benchmark, produced a 20.80% return for the same period.(2,3)

We are pleased to report that the fund and market's performance improved significantly, most notably during the second half of the reporting period, when rising stock prices were driven by the return of investor confidence in an improving economic environment. All 10 industry groups within the S&P 500 Index produced positive returns for the reporting period. The difference in returns between the fund and the S&P 500 Index was primarily the result of transaction costs and other operating expenses.

What is the fund's investment approach?

The fund seeks to match the total return of the S&P 500 Index. To pursue that goal, the fund generally invests in all 500 stocks in the S&P 500 Index in proportion to their weighting in the S&P 500 Index. Often considered a barometer for the stock market in general, the S&P 500 Index is made up of 500 widely held common stocks.

However, it is important to note that the S&P 500 Index is not composed of the 500 largest companies; rather, it is designed to reflect the industries of the U.S. economy across 10 sectors. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P 500 Index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of stocks.

As an index fund, the fund uses a passive management approach; all investment decisions are made based on the composition of the S&P 500 Index. The fund does not attempt to manage market volatility.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

During the first six months of the reporting period, the fund's performance was adversely influenced by a generally weak U.S. economy, uncertainty surrounding the impending war with Iraq and questionable accounting and corporate oversight practices at a number of large-cap companies. As a result, investor sentiment largely remained negative through the first quarter of 2003 and many investors became increasingly risk-averse, preferring the relative safety of bonds over the greater perceived risks of stocks.

By mid-March, however, the investment climate began to improve. A veil of uncertainty was lifted from the U.S. economy when the allied coalition entered Baghdad, and investors began to look forward to a resumption of stronger economic growth. Investor confidence was further supported by stimulative policies from the Federal Reserve Board and the Bush Administration. Short-term interest rates fell to 45-year lows, putting cash in homeowners' pockets amid a surge of refinancing activity. The reduction in federal income taxes enacted by Congress also supported stronger consumer spending. As a result, the stock market began a sustained rally that continued through the end of the reporting period.

Stocks producing the highest returns during the reporting period generally fell into two categories. The first included those stocks that had been severely punished during the bear market, such as many technology companies, large financial services companies and some banks. Within the technology area, semiconductor stocks posted the strongest returns during the reporting period, primarily because investors became more confident of a long-awaited return of corporate spending. Electronic equipment stocks also performed well, due to greater demand for wireless computer and cellular telephone products. Within the financial services group, large banks rebounded sharply, mostly because certain legal and regulatory issues were resolved. The second category of stocks that influenced a strong market performance included stocks benefiting from strong consumer spending: retailers, especially higher-end clothing stores; automobile manufacturers; and homebuilders.


On the other hand, most large pharmaceutical companies continued to suffer from ongoing regulatory concerns, the effects of patent expirations on major products, and increased competition from generic drug makers. While these stocks generally posted modestly negative returns, they were more than offset by gains in other areas of the health care group, enabling the sector to produce overall positive returns for the reporting period.

What is the fund's current strategy?

As an index fund, our strategy remains the same: to attempt to replicate the returns of the S& P 500 Index. Accordingly, as of October 31, 2003, the percentage of the fund's assets invested in each industry closely approximated its representation in the S&P 500 Index. While we have been pleased with the recent strong performance of large-cap stocks, we remain aware that the stock market has been subject to heightened volatility for some time now. In our view, one of the greatest benefits of broadly diversified index funds is that they can help investors control risks by limiting the impact on the overall portfolio of unexpected losses in any single industry group or holding.

November 17, 2003

 (1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

 (2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS DAILY AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

 (3) "STANDARD & POOR'S," "S&P," "STANDARD & POOR'S 500" AND "S&P 500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC., AND HAVE BEEN LICENSED FOR USE BY THE FUND. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus BASIC S&P 500 Stock Index Fund and the
Standard & Poor's 500 Composite Stock Price Index

EXHIBIT A:

              Dreyfus           Standard &
               BASIC            Poor's 500
             S&P 500            Composite
               Stock               Stock
 PERIOD       Index               Price
               Fund               Index *

10/31/93      10,000              10,000
10/31/94      10,350              10,387
10/31/95      13,015              13,133
10/31/96      16,109              16,298
10/31/97      21,243              21,532
10/31/98      25,849              26,267
10/31/99      32,398              33,009
10/31/00      34,315              35,020
10/31/01      25,707              26,300
10/31/02      21,769              22,326
10/31/03      26,244              26,968

* Source: Lipper Inc.


Average Annual Total Returns as of 10/31/03

                                                                        1 Year                5 Years             10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                    20.56%                 0.30%               10.13%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS BASIC S&P 500 STOCK INDEX FUND ON 10/31/93 TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE AND REFLECTS THE REINVESTMENT OF DIVIDENDS DAILY. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

October 31, 2003

COMMON STOCKS--98.9%                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--1.6%

Adolph Coors, Cl. B                                                                               4,915                  275,486

Altria Group                                                                                    275,100               12,792,150

Anheuser-Busch Cos.                                                                             112,100                5,522,046

Brown-Forman, Cl. B                                                                               8,200                  691,916

R.J. Reynolds Tobacco Holdings                                                                   11,400                  547,542

UST                                                                                              22,600                  768,852

                                                                                                                      20,597,992

CONSUMER CYCLICAL--10.4%

Albertson's                                                                                      49,686                1,008,129

AutoNation                                                                                       37,300  (a)             697,510

AutoZone                                                                                         12,100  (a)           1,162,810

Bed Bath & Beyond                                                                                40,100  (a)           1,693,824

Best Buy                                                                                         43,650                2,545,232

Big Lots                                                                                         15,800  (a)             237,158

Brunswick                                                                                        12,300                  364,941

CVS                                                                                              53,518                1,882,763

Cendant                                                                                         137,386  (a)           2,806,796

Circuit City Stores-Circuit City Group                                                           28,336                  270,325

Cooper Tire & Rubber                                                                             10,103                  198,625

Costco Wholesale                                                                                 62,000  (a)           2,192,940

Dana                                                                                             20,099                  327,212

Darden Restaurants                                                                               22,300                  467,185

Delphi                                                                                           75,972                  676,151

Delta Air Lines                                                                                  16,700                  217,434

Dillard's, Cl. A                                                                                 11,300                  182,721

Dollar General                                                                                   45,196                1,015,554

Eastman Kodak                                                                                    38,800  (b)             947,884

Eaton                                                                                            10,221                1,024,553

Family Dollar Stores                                                                             23,300                1,016,113

Federated Department Stores                                                                      25,100                1,193,505

Ford Motor                                                                                      248,311                3,012,012

Gap                                                                                             121,100                2,310,588

General Motors                                                                                   76,000  (b)           3,242,920

Genuine Parts                                                                                    23,600                  750,952

Harley-Davidson                                                                                  41,000                1,943,810

Harrah's Entertainment                                                                           14,894                  647,889

Hasbro                                                                                           23,575                  513,935


                                                                                                               The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

Hilton Hotels                                                                                    51,200                  811,008

Home Depot                                                                                      311,500               11,547,305

International Game Technology                                                                    46,800                1,532,700

J.C. Penney                                                                                      36,800                  870,320

Johnson Controls                                                                                 12,128                1,304,124

Jones Apparel Group                                                                              17,200                  593,400

Kohl's                                                                                           46,000  (a)           2,579,220

Kroger                                                                                          101,800  (a)           1,780,482

Leggett & Platt                                                                                  26,100                  545,229

Limited Brands                                                                                   70,700                1,244,320

Liz Claiborne                                                                                    14,800                  545,972

Lowe's Cos.                                                                                     106,200                6,258,366

Marriott International, Cl. A                                                                    31,600                1,365,120

Mattel                                                                                           59,500                1,151,920

May Department Stores                                                                            39,100                1,093,236

Maytag                                                                                           10,600                  269,240

McDonald's                                                                                      172,500                4,314,225

NIKE, Cl. B                                                                                      35,700                2,281,230

Navistar International                                                                            9,300  (a)             375,999

Nordstrom                                                                                        18,400                  561,016

Office Depot                                                                                     42,000  (a)             627,060

PACCAR                                                                                           15,833                1,250,174

RadioShack                                                                                       22,452                  673,336

Reebok International                                                                              8,015  (b)             312,184

Safeway                                                                                          59,800  (a)           1,261,780

Sears, Roebuck & Co.                                                                             38,400                2,020,992

Southwest Airlines                                                                              106,143                2,059,174

Staples                                                                                          66,450  (a)           1,782,189

Starbucks                                                                                        53,000  (a)           1,674,800

Starwood Hotels & Resorts Worldwide                                                              27,300                  920,829

TJX Cos                                                                                          69,200                1,452,508

Target                                                                                          123,400                4,903,916

Tiffany & Co.                                                                                    19,700                  934,765

Toys R Us                                                                                        28,900  (a,b)           375,700

V. F.                                                                                            14,600                  619,770

Visteon                                                                                          17,946                  115,931

Wal-Mart Stores                                                                                 592,200               34,910,190


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

Walgreen                                                                                        138,900                4,836,498

Wendy's International                                                                            15,347                  568,606

Whirlpool                                                                                         9,300                  655,371

Winn-Dixie Stores                                                                                19,300                  156,137

Yum! Brands                                                                                      39,760  (a,b)         1,357,406

                                                                                                                     139,045,219

CONSUMER STAPLES--6.3%

Alberto-Culver, Cl. B                                                                             7,944                  503,650

Archer-Daniels-Midland                                                                           87,385                1,253,975

Avon Products                                                                                    32,036                2,177,167

Campbell Soup                                                                                    55,600                1,441,152

Clorox                                                                                           29,400                1,331,820

Coca-Cola                                                                                       333,100               15,455,840

Coca-Cola Enterprises                                                                            61,300                1,235,808

Colgate-Palmolive                                                                                72,900                3,877,551

ConAgra Foods                                                                                    72,832                1,736,315

Fortune Brands                                                                                   19,671                1,281,566

General Mills                                                                                    50,500                2,264,925

Gillette                                                                                        138,300                4,411,770

H.J. Heinz                                                                                       47,700                1,685,241

Hershey Foods                                                                                    17,700                1,364,670

International Flavors & Fragrances                                                               12,800                  423,680

Kellogg                                                                                          55,300                1,832,089

Kimberly-Clark                                                                                   68,700                3,628,047

McCormick & Co.                                                                                  18,900                  560,196

Newell Rubbermaid                                                                                37,178                  847,658

Pactiv                                                                                           21,300  (a)             469,665

Pepsi Bottling Group                                                                             36,300                  809,127

PepsiCo                                                                                         233,920               11,186,054

Procter & Gamble                                                                                175,700               17,269,553

SUPERVALU                                                                                        18,100                  456,482

Sara Lee                                                                                        105,300                2,098,629

Sysco                                                                                            88,008                2,962,349

Tupperware                                                                                        8,000                  120,400

Wm. Wrigley, Jr                                                                                  30,500                1,720,200

                                                                                                                      84,405,579

                                                                                                            The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY--6.1%

Amerada Hess                                                                                     12,200                  629,764

Anadarko Petroleum                                                                               33,775                1,473,265

Apache                                                                                           21,913                1,527,774

BJ Services                                                                                      21,500  (a)             705,415

Baker Hughes                                                                                     45,320                1,280,743

Burlington Resources                                                                             27,206                1,323,300

CMS Energy                                                                                       19,500                  158,340

CenterPoint Energy                                                                               41,444                  406,566

ChevronTexaco                                                                                   144,910               10,766,813

ConocoPhillips                                                                                   92,187                5,268,487

Devon Energy                                                                                     31,400                1,522,900

Dominion Resources                                                                               43,834                2,700,174

Duke Energy                                                                                     122,622                2,225,589

Dynegy, Cl. A                                                                                    50,800                  203,708

EOG Resources                                                                                    15,600                  657,384

El Paso                                                                                          81,386                  597,373

Exxon Mobil                                                                                     899,556               32,905,758

Halliburton                                                                                      59,400                1,418,472

Kerr-McGee                                                                                       13,639                  566,019

KeySpan                                                                                          21,500                  751,855

Kinder Morgan                                                                                    16,700                  894,285

Marathon Oil                                                                                     42,000                1,241,940

Nabors Industries                                                                                19,900  (a)             752,220

Nicor                                                                                             6,000  (b)             205,620

NiSource                                                                                         35,600                  737,276

Noble                                                                                            18,100  (a)             621,373

Occidental Petroleum                                                                             51,900                1,829,994

Peoples Energy                                                                                    4,970                  201,037

Rowan Cos.                                                                                       12,710  (a)             304,405

Schlumberger                                                                                     79,000                3,710,630

Sempra Energy                                                                                    30,342                  843,508

Sunoco                                                                                           10,468                  458,080

Transocean                                                                                       43,400  (a)             832,846

Unocal                                                                                           35,000                1,108,800

Williams Cos.                                                                                    70,200                  716,040

                                                                                                                      81,547,753


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE--12.9%

Abbott Laboratories                                                                             211,800                9,026,916

Aetna                                                                                            20,827                1,195,678

Allergan                                                                                         17,700                1,338,474

AmerisourceBergen                                                                                15,200                  862,904

Amgen                                                                                           174,916  (a)          10,802,812

Anthem                                                                                           18,800  (a)           1,286,484

Applera-Applied Biosystems Group                                                                 28,300  (b)             653,164

Bausch & Lomb                                                                                     7,264  (b)             349,834

Baxter International                                                                             82,500                2,192,850

Becton, Dickinson & Co.                                                                          34,400                1,257,664

Biogen                                                                                           20,300  (a)             821,541

Biomet                                                                                           34,725                1,245,239

Boston Scientific                                                                                55,800  (a)           3,778,776

Bristol-Myers Squibb                                                                            262,800                6,667,236

C.R. Bard                                                                                         7,000                  560,350

Cardinal Health                                                                                  60,500                3,590,070

Chiron                                                                                           25,300  (a)           1,382,139

Eli Lilly & Co.                                                                                 152,200               10,139,564

Express Scripts                                                                                  10,700  (a)             587,644

Forest Laboratories                                                                              49,500  (a)           2,475,495

Genzyme                                                                                          30,100  (a)           1,381,590

Guidant                                                                                          41,700                2,127,117

HCA                                                                                              67,700                2,589,525

Health Management Associates, Cl. A                                                              32,500                  719,875

Humana                                                                                           21,900  (a)             444,351

Johnson & Johnson                                                                               402,346               20,250,074

King Pharmaceuticals                                                                             32,700  (a)             438,180

Manor Care                                                                                       12,100                  402,688

McKesson                                                                                         39,354                1,191,246

Medco Health Solutions                                                                           36,669  (a)           1,217,411

MedImmune                                                                                        33,900  (a)             903,774

Medtronic                                                                                       164,900                7,514,493

Merck & Co.                                                                                     303,500               13,429,875

Millipore                                                                                         6,600  (a)             289,410

Pfizer                                                                                        1,055,390               33,350,324

Quest Diagnostics                                                                                14,300                  967,395

                                                                                                            The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Schering-Plough                                                                                 199,100                3,040,257

St. Jude Medical                                                                                 23,300  (a)           1,355,128

Stryker                                                                                          27,000                2,189,970

Tenet Healthcare                                                                                 62,850  (a)             867,330

Thermo Electron                                                                                  22,000  (a)             483,560

UnitedHealth Group                                                                               80,800                4,111,104

Waters                                                                                           16,700  (a)             524,881

Watson Pharmaceuticals                                                                           14,600  (a)             573,342

WellPoint Health Networks                                                                        19,900  (a)           1,769,110

Wyeth                                                                                           180,400                7,962,856

Zimmer Holdings                                                                                  30,720  (a)           1,960,243

                                                                                                                     172,269,943

INTEREST SENSITIVE--23.9%

ACE                                                                                              37,700                1,357,200

AFLAC                                                                                             69,700                2,542,656

Allstate                                                                                          95,400                3,768,300

Ambac Financial Group                                                                             14,500                1,025,730

American Express                                                                                 174,500                8,189,285

American International Group                                                                     353,646               21,512,286

AmSouth Bancorporation                                                                            47,500                1,121,950

Aon                                                                                               42,450                  929,655

Apartment Investment & Management, Cl. A                                                          12,800                  523,520

BB&T                                                                                              73,200                2,830,644

Bank of America                                                                                  202,604               15,343,201

Bank of New York                                                                                 104,428                3,257,109

Bank One                                                                                         153,198                6,503,255

Bear Stearns Cos.                                                                                 13,548                1,033,035

CIGNA                                                                                             19,000                1,083,950

Capital One Financial                                                                            30,800  (b)           1,872,640

Charles Schwab                                                                                  183,600                2,489,616

Charter One Financial                                                                            30,603                  978,072

Chubb                                                                                            25,400                1,696,974

Cincinnati Financial                                                                             21,700                  887,964

Citigroup                                                                                       698,126               33,091,172

Comerica                                                                                         23,750                1,222,650

Concord EFS                                                                                      66,000  (a)             705,540

Countrywide Financial                                                                            18,400                1,934,208


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Equity Office Properties Trust                                                                    54,100                1,515,341

Equity Residential                                                                                37,100                1,085,175

Fannie Mae                                                                                       132,000                9,463,080

Federated Investors, Cl. B                                                                        14,700                  406,455

Fifth Third Bancorp                                                                               77,191                4,473,990

First Tennessee National                                                                          17,100                  775,656

FleetBoston Financial                                                                            142,600                5,759,614

Franklin Resources                                                                                34,000                1,612,280

Freddie Mac                                                                                       94,300                5,293,059

General Electric                                                                               1,358,000               39,395,580

Golden West Financial                                                                             20,600                2,068,858

Goldman Sachs Group                                                                               64,300                6,037,770

H&R Block                                                                                         24,300                1,144,287

Hartford Financial Services Group                                                                 38,300                2,102,670

Huntington Bancshares                                                                             30,976                  670,940

J.P. Morgan Chase & Co.                                                                          276,063                9,910,662

Janus Capital Group                                                                               32,400                  458,136

Jefferson-Pilot                                                                                   19,250                  918,995

John Hancock Financial Services                                                                   39,200                1,385,720

KeyCorp                                                                                           57,000                1,610,250

Lehman Brothers Holdings                                                                          37,300                2,685,600

Lincoln National                                                                                  24,100                  962,313

Loews                                                                                             25,100                1,079,300

MBIA                                                                                              19,600                1,168,356

MBNA                                                                                             173,218                4,287,145

MGIC Investment                                                                                   13,300                  682,423

Marsh & McLennan Cos.                                                                             72,200                3,086,550

Marshall & Ilsley                                                                                 30,800                1,103,256

Mellon Financial                                                                                  58,400                1,744,408

Merrill Lynch                                                                                    126,700                7,500,640

MetLife                                                                                          103,000                3,234,200

Morgan Stanley                                                                                   147,410                8,088,387

National City                                                                                     83,200                2,717,312

North Fork Bancorporation                                                                         20,600                  802,988

Northern Trust                                                                                    29,900                1,388,855

PNC Financial Services Group                                                                      38,000                2,035,660

Plum Creek Timber                                                                                 24,800                  653,480

                                                                                                            The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Principal Financial Group                                                                         43,900                1,376,265

Progressive                                                                                       29,400                2,169,720

ProLogis                                                                                          24,300                  717,822

Providian Financial                                                                              39,300  (a)             436,623

Prudential Financial                                                                             74,000                2,859,360

Regions Financial                                                                                30,200                1,109,850

SLM                                                                                              61,100                2,392,676

Safeco                                                                                           18,800                  689,960

Simon Property Group                                                                             26,100                1,176,588

SouthTrust                                                                                       45,700                1,455,545

St. Paul Cos.                                                                                    30,892                1,177,912

State Street                                                                                     45,100                2,361,436

SunTrust Banks                                                                                   38,200                2,562,074

Synovus Financial                                                                                40,900                1,128,840

T. Rowe Price Group                                                                              16,700                  687,205

Torchmark                                                                                        15,516                  680,842

Travelers Property Casualty, Cl. B                                                              136,532                2,235,029

U.S. Bancorp                                                                                    261,107                7,107,332

Union Planters                                                                                   26,550                  883,318

UnumProvident                                                                                    40,072  (b)             655,979

Wachovia                                                                                        180,534                8,281,095

Washington Mutual                                                                               125,185                5,476,844

Wells Fargo                                                                                     227,680               12,822,938

XL Capital, Cl. A                                                                                18,500                1,285,750

Zions Bancorporation                                                                             12,200                  747,738

                                                                                                                     317,688,744

INTERNET--.7%

eBay                                                                                             87,000  (a)           4,866,780

Yahoo!                                                                                           88,000  (a)           3,845,600

                                                                                                                       8,712,380

PRODUCERS GOODS & SERVICES--9.2%

Air Products & Chemicals                                                                          30,800                1,398,628

Alcoa                                                                                            114,688                3,620,700

Allegheny Technologies                                                                            11,083                   84,785

American Power Conversion                                                                         26,700                  540,141

American Standard Cos.                                                                            9,800  (a,b)           937,860

Ashland                                                                                           9,300                  346,332


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCERS GOODS & SERVICES (CONTINUED)

Avery Dennison                                                                                    14,992                  788,279

Ball                                                                                               7,700                  432,740

Bemis                                                                                              7,200                  332,928

Black & Decker                                                                                    10,500                  502,005

Boeing                                                                                           113,944                4,385,705

Boise Cascade                                                                                      7,914                  221,988

Burlington Northern Santa Fe                                                                      50,517                1,461,962

CSX                                                                                               29,000                  922,780

Caterpillar                                                                                       46,800                3,429,504

Centex                                                                                             8,414                  820,365

Cooper Industries, Cl. A                                                                          12,500                  661,250

Crane                                                                                              8,050                  226,205

Cummins                                                                                           5,647  (b)             267,668

Deere & Co.                                                                                      32,400                1,964,088

Dow Chemical                                                                                    124,513                4,692,895

E. I. du Pont de Nemours                                                                        135,094                5,457,798

Eastman Chemical                                                                                 10,526                  341,674

Ecolab                                                                                           35,200                  946,528

Emerson Electric                                                                                 57,100                3,240,425

Engelhard                                                                                        17,000                  485,860

FedEx                                                                                            40,492                3,067,674

Fluor                                                                                            11,089                  411,180

Freeport-McMoRan Copper & Gold, Cl. B                                                            22,800  (b)             883,500

General Dynamics                                                                                 26,700                2,234,790

Georgia-Pacific                                                                                  34,387                  903,690

Goodrich                                                                                         15,900                  439,158

Goodyear Tire & Rubber                                                                           24,000  (b)             164,640

Great Lakes Chemical                                                                              6,803                  146,265

Hercules                                                                                         15,200  (a)             158,840

Honeywell International                                                                         116,550                3,567,596

ITT Industries                                                                                   12,500                  849,875

Illinois Tool Works                                                                              41,700                3,067,035

Ingersoll-Rand, Cl. A                                                                            23,250                1,404,300

International Paper                                                                              64,988                2,557,278

KB HOME                                                                                           6,400                  438,336

Lockheed Martin                                                                                  61,100                2,832,596

Louisiana-Pacific                                                                                14,300  (a)             271,986

                                                                                                                The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCERS GOODS & SERVICES (CONTINUED)

Masco                                                                                             63,718                1,752,245

MeadWestvaco                                                                                      27,146                  703,624

Molex                                                                                             25,925                  813,786

Monsanto                                                                                          35,538                  890,227

Newmont Mining                                                                                    55,274                2,419,896

Norfolk Southern                                                                                  52,900                1,065,935

Northrop Grumman                                                                                  24,806                2,217,656

Nucor                                                                                             10,600                  581,198

PPG Industries                                                                                    23,021                1,327,161

Pall                                                                                              16,803                  393,190

Parker-Hannifin                                                                                   16,040                  817,559

Phelps Dodge                                                                                     12,025  (a)             742,423

Praxair                                                                                          22,100                1,537,718

Pulte Homes                                                                                       8,398                  726,511

Raytheon                                                                                         56,100                1,485,528

Rockwell Automation                                                                              25,000                  776,250

Rockwell Collins                                                                                 24,300                  667,035

Rohm & Haas                                                                                      30,155                1,185,091

Sealed Air                                                                                       11,531  (a)             613,795

Sherwin-Williams                                                                                 19,800                  664,092

Sigma-Aldrich                                                                                     9,600                  503,520

Snap-On                                                                                           7,900                  231,786

Stanley Works                                                                                    11,527                  384,310

3M                                                                                              106,100                8,368,107

Temple-Inland                                                                                     7,300                  394,419

Textron                                                                                          18,400                  914,296

Thomas & Betts                                                                                    8,041  (a)             143,130

Tyco International                                                                              270,782                5,653,928

Union Pacific                                                                                    34,500                2,159,700

United Parcel Service, Cl. B                                                                    152,500               11,059,300

United States Steel                                                                              14,000                  331,100

United Technologies                                                                              63,528                5,380,186

Vulcan Materials                                                                                 13,800                  611,478

W.W. Grainger                                                                                    12,400                  567,672

Weyerhaeuser                                                                                     29,700                1,788,831

Worthington Industries                                                                           11,600  (b)             169,128

                                                                                                                     121,951,643


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES--6.5%

ALLTEL                                                                                           42,300                1,999,521

AT&T Wireless Services                                                                          367,805  (a)           2,666,586

Allied Waste Industries                                                                          28,400  (a)             320,352

American Greetings, Cl. A                                                                         8,900  (a)             189,837

Apollo Group, Cl. A                                                                              23,800  (a,b)         1,512,014

Automatic Data Processing                                                                        81,100                3,060,714

Carnival                                                                                         85,300                2,977,823

Cintas                                                                                           23,100  (b)             985,446

Clear Channel Communications                                                                     83,300                3,400,306

Comcast, Cl. A                                                                                  305,046  (a)          10,347,160

Computer Sciences                                                                                25,400  (a)           1,006,348

Convergys                                                                                        19,400  (a)             311,564

Deluxe                                                                                            7,200                  290,664

Dow Jones & Co.                                                                                  11,000                  571,670

Electronic Data Systems                                                                          65,000                1,394,250

Equifax                                                                                          19,000                  464,360

First Data                                                                                      100,300                3,580,710

Fiserv                                                                                           26,200  (a)             925,384

Gannett                                                                                          36,600                3,078,426

IMS Health                                                                                       32,400                  762,372

Interpublic Group of Companies                                                                   53,100                  790,128

Knight-Ridder                                                                                    10,900                  799,188

McGraw-Hill Cos.                                                                                 25,900                1,734,005

Meredith                                                                                          6,760                  327,995

Monster Worldwide                                                                                15,200  (a)             387,144

Moody's                                                                                          20,200                1,168,166

NEXTEL Communications, Cl. A                                                                    140,400  (a)           3,397,680

New York Times, Cl. A                                                                            20,236                  961,817

Omnicom Group                                                                                    25,800                2,058,840

Paychex                                                                                          51,025                1,985,893

R. R. Donnelley & Sons                                                                           15,400                  400,400

Robert Half International                                                                        23,100  (a,b)           545,391

Ryder System                                                                                      8,600                  258,000

Sprint (PCS Group)                                                                              140,200  (a)             609,870

SunGard Data Systems                                                                             38,700  (a)           1,085,535

Time Warner                                                                                     611,700  (a)           9,352,893

Tribune                                                                                          42,541                2,086,636

                                                                                                           The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Univision Communications, Cl. A                                                                  43,600  (a)           1,480,220

Viacom, Cl. B                                                                                   237,950                9,487,067

Walt Disney                                                                                     277,100                6,273,544

Waste Management                                                                                 80,242                2,079,873

                                                                                                                      87,115,792

TECHNOLOGY--16.6%

ADC Telecommunications                                                                          109,000  (a)             277,950

Adobe Systems                                                                                    31,600                1,385,344

Advanced Micro Devices                                                                           47,000  (a,b)           714,400

Agilent Technologies                                                                             63,908  (a)           1,592,587

Altera                                                                                           51,800  (a)           1,047,914

Analog Devices                                                                                   49,500  (a)           2,194,335

Andrew                                                                                           20,800  (a)             272,064

Apple Computer                                                                                   49,100  (a)           1,123,899

Applied Materials                                                                               224,600  (a)           5,248,902

Applied Micro Circuits                                                                           41,300  (a)             240,366

Autodesk                                                                                         15,300                  294,525

Avaya                                                                                            56,468  (a)             730,696

BMC Software                                                                                     30,900  (a)             537,042

Broadcom, Cl. A                                                                                  40,200  (a)           1,284,390

CIENA                                                                                            63,800  (a)             408,958

Cisco Systems                                                                                   951,400  (a)          19,960,372

Citrix Systems                                                                                   22,300  (a)             563,744

Computer Associates International                                                                78,450                1,845,144

Compuware                                                                                        51,900  (a)             291,678

Comverse Technology                                                                              25,500  (a)             460,020

Corning                                                                                         180,400  (a,b)         1,980,792

Danaher                                                                                          20,800                1,723,280

Dell                                                                                            348,200  (a)          12,576,984

Dover                                                                                            27,500                1,073,050

EMC                                                                                             297,400  (a)           4,116,016

Electronic Arts                                                                                  20,000  (a)           1,980,800

Gateway                                                                                          43,900  (a)             221,256

Hewlett-Packard                                                                                 413,865                9,233,328

Intel                                                                                           882,400               29,163,320

International Business Machines                                                                 234,500               20,983,060

Intuit                                                                                           27,800  (a)           1,389,444


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

JDS Uniphase                                                                                    193,900  (a)             688,345

Jabil Circuit                                                                                    27,000  (a)             751,950

KLA-Tencor                                                                                       25,800  (a)           1,479,114

LSI Logic                                                                                        51,382  (a)             474,770

Lexmark International                                                                            17,400  (a)           1,280,814

Linear Technology                                                                                42,400                1,806,664

Lucent Technologies                                                                             563,921  (a,b)         1,804,547

Maxim Integrated Products                                                                        44,000                2,187,240

Mercury Interactive                                                                              11,700  (a)             543,348

Micron Technology                                                                                82,700  (a)           1,185,918

Microsoft                                                                                     1,465,800               38,330,670

Motorola                                                                                        315,456                4,268,120

NCR                                                                                              12,800  (a)             460,032

NVIDIA                                                                                           21,600  (a)             381,888

National Semiconductor                                                                           24,900  (a)           1,011,687

Network Appliance                                                                                46,300  (a)           1,142,684

Novell                                                                                           50,300  (a)             295,261

Novellus Systems                                                                                 20,500  (a)             846,445

Oracle                                                                                          709,400  (a)           8,484,424

PMC-Sierra                                                                                       23,100  (a)             419,727

Parametric Technology                                                                            36,500  (a)             113,515

PeopleSoft                                                                                       49,300  (a)           1,023,468

PerkinElmer                                                                                      17,132                  308,547

Pitney Bowes                                                                                     31,706                1,303,117

Power-One                                                                                        11,400  (a)             103,284

QLogic                                                                                           12,800  (a)             717,440

QUALCOMM                                                                                        107,600                5,111,000

Sabre Holdings                                                                                   19,476                  426,719

Sanmina-SCI                                                                                      69,100  (a)             729,005

Scientific-Atlanta                                                                               20,200                  597,920

Siebel Systems                                                                                   67,000  (a)             843,530

Solectron                                                                                       112,500  (a)             623,250

Sun Microsystems                                                                                437,800  (a)           1,733,688

Symantec                                                                                         20,600  (a)           1,372,990

Symbol Technologies                                                                              31,250  (b)             390,313

Tektronix                                                                                        11,518                  295,667

Tellabs                                                                                          56,000  (a)             421,680

                                                                                                                The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Teradyne                                                                                         25,600  (a)             583,168

Texas Instruments                                                                               234,700                6,787,524

Unisys                                                                                           44,600  (a)             685,056

VERITAS Software                                                                                 57,730  (a)           2,086,939

Xerox                                                                                           107,148  (a)           1,125,054

Xilinx                                                                                           46,200  (a)           1,464,540

                                                                                                                     221,606,722

UTILITIES--4.7%

AES                                                                                              84,000  (a)             735,000

AT&T                                                                                            106,799                1,985,393

Allegheny Energy                                                                                 17,000                  179,860

Ameren                                                                                           21,900                  977,835

American Electric Power                                                                          53,540                1,509,293

BellSouth                                                                                       250,400                6,588,024

Calpine                                                                                          51,900  (a)             239,259

CenturyTel                                                                                       19,500                  697,125

Cinergy                                                                                          24,100                  875,071

Citizens Communications                                                                          38,500  (a)             479,325

Consolidated Edison                                                                              30,500                1,234,335

Constellation Energy Group                                                                       22,600                  821,962

DTE Energy                                                                                       22,800                  840,864

Edison International                                                                             44,200  (a)             871,182

Entergy                                                                                          30,900                1,665,510

Exelon                                                                                           44,137                2,800,493

FPL Group                                                                                        24,900                1,587,126

FirstEnergy                                                                                      44,181                1,519,385

PG&E                                                                                             55,800  (a)           1,364,310

PPL                                                                                              24,000                  958,080

Pinnacle West Capital                                                                            12,400                  453,344

Progress Energy                                                                                  32,974                1,421,179

Public Service Enterprise Group                                                                  30,700                1,254,709

Qwest Communications International                                                              229,774  (a)             811,102

SBC Communications                                                                              450,478               10,802,463

Southern                                                                                         98,700                2,941,260

Sprint (FON Group)                                                                              122,400                1,958,400

TECO Energy                                                                                      25,400  (b)             333,502

TXU                                                                                              43,620                  995,408


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Verizon Communications                                                                           373,592               12,552,691

Xcel Energy                                                                                       54,030                  886,092

                                                                                                                       62,339,582

TOTAL COMMON STOCKS

   (cost $1,189,537,984 )                                                                                           1,317,281,349

                                                                                             Principal
SHORT-TERM INVESTMENTS--.4%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT--.2%

Goldman Sachs & Co., Tri-Party Repurchase Agreement,
   .96%, dated 10/31/2003, due 11/3/2003 in the
   amount of $3,046,244 (fully collateralized by
   $3,109,000 U.S. Treasury Bill, .91%,
   11/20/2003, value $3,107,477)                                                              3,046,000                3,046,000

U.S. TREASURY BILLS--.2%

..92%, 1/15/2004                                                                               2,500,000  (c)           2,495,450

TOTAL SHORT-TERM INVESTMENTS

   (cost $5,541,311)                                                                                                   5,541,450

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED--1.3%                                                                   Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $16,627,813)                                                                        16,627,813               16,627,813

TOTAL INVESTMENTS (cost $1,211,707,108)                                                          100.6%            1,339,450,612

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.6%)              (7,903,432)

NET ASSETS                                                                                       100.0%            1,331,547,180

 (A) NON-INCOME PRODUCING.

 (B) ALL OR A PORTION OF THESE  SECURITIES ARE ON LOAN. AT OCTOBER 31, 2003,
     THE TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $15,895,093 AND
     THE TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $16,627,813.

 (C) PARTIALLY HELD BY THE BROKER IN A SEGREGATED  ACCOUNT AS COLLATERAL FOR
     OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Fund


STATEMENT OF FINANCIAL FUTURES

October 31, 2003

                                                                   Market Value                                          Unrealized
                                                                     Covered by                                        Appreciation
                                             Contracts             Contracts ($)             Expiration           at 10/31/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL FUTURES LONG

Standard & Poor's 500                              10                 2,623,750              December 2003                  6,450

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

                                                           Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement
   of Investments (including securities on
   loan valued at $15,895,093)--Note 1(b,c)          1,211,707,108 1,339,450,612

Cash                                                                    379,525

Receivable for investment securities sold                            45,045,389


Dividends and interest receivable                                     1,828,828

Receivable for shares of Capital Stock subscribed                       199,621

Receivable for futures variation margin--Note 1(d)                          186

                                                                  1,386,904,161

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2(a)                245,462

Payable for shares of Capital Stock redeemed                         38,159,841

Liability for securities on loan--Note 1(b)                          16,627,813

Payable for investment securities purchased                             323,865

                                                                     55,356,981

NET ASSETS ($)                                                    1,331,547,180

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,376,191,223

Accumulated undistributed investment income--net                      6,854,563

Accumulated net realized gain (loss) on investments               (179,248,560)

Accumulated net unrealized appreciation (depreciation)
  on investments (including $6,450 net unrealized
  appreciation on financial futures)                                127,749,954

NET ASSETS ($)                                                    1,331,547,180

SHARES OUTSTANDING

(150 million shares of $.001 par value Capital Stock authorized)     60,556,819

NET ASSET VALUE, offering and redemption price per share ($)              21.99

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                      21,645,697

Interest                                                               460,470

Income on securities lending                                            35,434

TOTAL INCOME                                                        22,141,601

EXPENSES:

Management fee--Note 2(a)                                            2,494,485

Loan commitment fees--Note 4                                            16,076

Interest expense--Note 4                                                   618

TOTAL EXPENSES                                                       2,511,179

INVESTMENT INCOME--NET                                              19,630,422

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                           (52,713,714)

Net realized gain (loss) on financial futures                        2,497,559

NET REALIZED GAIN (LOSS)                                          (50,216,155)

Net unrealized appreciation (depreciation) on investments
[including ($472,325) net unrealized (depreciation) on financial
futures]                                                           268,052,604

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             217,836,449

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               237,466,871

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                             -----------------------------------
                                                     2003               2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         19,630,422          17,229,021

Net realized gain (loss) on investments       (50,216,155)        (61,836,327)

Net unrealized appreciation (depreciation)
   on investments                             268,052,604        (157,076,945)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  237,466,871        (201,684,251)

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (17,717,410)         (17,491,794)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 372,738,581         346,088,069

Dividends reinvested                           16,072,034          16,087,575

Cost of shares redeemed                      (391,152,994)       (321,651,631)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (2,342,379)          40,524,013

TOTAL INCREASE (DECREASE) IN NET ASSETS      217,407,082         (178,652,032)

NET ASSETS ($):

Beginning of Period                         1,114,140,098        1,292,792,130

END OF PERIOD                               1,331,547,180        1,114,140,098

Undistributed investment income--net            6,854,563            5,042,200

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    19,235,475          15,918,809

Shares issued for dividends reinvested            831,457             743,201

Shares redeemed                               (19,695,068)        (14,823,816)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     371,864           1,838,194

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                           Year Ended October 31,
                                                                 -------------------------------------------------------------------
                                                                 2003           2002           2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            18.51          22.16          29.94          28.76         23.34

Investment Operations:

Investment income--net (a)                                        .31            .29            .28            .31           .34

Net realized and unrealized
   gain (loss) on investments                                    3.45          (3.64)         (7.72)          1.38          5.52

Total from Investment Operations                                 3.76          (3.35)         (7.44)          1.69          5.86

Distributions:

Dividends from investment income--net                            (.28)          (.30)          (.30)          (.28)         (.35)

Dividends from net realized gain
   on investments                                                  --             --           (.04)          (.23)         (.09)

Total Distributions                                              (.28)          (.30)          (.34)          (.51)         (.44)

Net asset value, end of period                                  21.99          18.51          22.16          29.94         28.76

TOTAL RETURN (%)                                                20.56         (15.32)        (25.08)          5.92         25.34

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .20            .20            .20            .20           .20

Ratio of net investment income
   to average net assets                                         1.59           1.35           1.10           1.04          1.23

Portfolio Turnover Rate                                          8.01           4.72           6.34           4.16         16.58

Net Assets, end of period ($ x 1,000)                       1,331,547       1,114,140      1,292,792     1,989,765     1,747,282

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC S& P 500 Stock Index Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series including the fund. The fund's investment objective is to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index primarily through investments in equity securities. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the " Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund' s shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(B) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(C) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) Financial futures: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2003, are set forth in the Statement of Financial Futures.

(E) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(F) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $6,854,563, accumulated capital losses $151,876,183 and unrealized appreciation $100,414,790.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2003. If not applied, $44,810,490 of the carryover expires in fiscal 2009, $62,001,872 expires in fiscal 2010 and $45,063,821 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2003 and October 31, 2002, were as follows: ordinary income $17,717,410 and $17,491,794, respectively.

During the period ended October 31, 2003, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $100,649, increased accumulated net realized gain (loss) on investments by $87,641 and increased paid-in capital by $13,008. Net assets were not affected by this reclassification.

NOTE 2--Investment Management Fee And Other Transactions with Affiliates:

(A) Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third and/or affiliated parties to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .20 of 1% of the value of the fund' s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(B) The Company and the Manager have received an exemptive order from the SEC which, among other things, permits the fund to use cash collateral received in connection with lending the fund' s securities and other uninvested cash to purchase shares of one or more registered money market mutual funds advised by the Manager in excess of the limitations imposed by the Act.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2003, amounted to $112,276,877 and $95,179,048, respectively.

At October 31, 2003, the cost of investments for federal income tax purposes was $1,239,042,272; accordingly, accumulated net unrealized appreciation on investments was $100,408,340, consisting of $304,950,794 gross unrealized appreciation and $204,542,454 gross unrealized depreciation.

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended October 31, 2003, was approximately $41,600 with a related average annualized interest rate of 1.48%.


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC S& P 500 Stock Index Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statements of investments and financial futures, as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers. As to securities purchased and sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC S&P 500 Stock Index Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                        /s/KPMG LLP



New York, New York
December 10, 2003

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 2003 as qualifying for the corporate dividends received deduction. The fund also designates 100% of the ordinary dividends paid during the year ended 2003 as qualifying dividends, subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Shareholders will receive notification in January 2004 of the percentage applicable to the preparation of their 2003 income tax returns.


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)

Chairman of the Board (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

James Fitzgibbons (69)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Howes Leather Corporation, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

J. Tomlinson Fort (75)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP (1998-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Allegheny College, Trustee

* Pittsburgh Ballet Theatre, Trustee

* American College of Trial Lawyers, Fellow

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Kenneth A. Himmel (57)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, Related Urban Development, a real estate development company (1996-present)

* President and CEO, Himmel & Company, a real estate development company (1980-present)

* CEO, American Food Management, a restaurant company (1983-present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Stephen J. Lockwood (56)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* Affiliated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Roslyn Watson (54)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Benaree Pratt Wiley (57)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Partnership, an organization dedicated to increasing the Representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

* Mass. Development, Director

* Commonwealth Institute, Director

* Efficacy Institute, Director

* PepsiCo Africa-America, Advisory Board

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND' S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS, EMERITUS BOARD MEMBER

FRANCIS P. BRENNAN, EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 85 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 76 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1992.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

ROBERT ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Money Market Funds of the Manager, and an officer of 37 investment companies (comprised of 79 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE JULY 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


NOTES

                       For More Information

                        Dreyfus Basic
                        S&P 500 Stock Index Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

(c) 2003 Dreyfus Service Corporation                                  713AR1003



      Dreyfus
      Bond Market
      Index Fund

      ANNUAL REPORT October 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            24   Statement of Assets and Liabilities

                            25   Statement of Operations

                            26   Statement of Changes in Net Assets

                            27   Financial Highlights

                            29   Notes to Financial Statements

                            35   Independent Auditors' Report

                            36   Important Tax Information

                            37   Board Members Information

                            39   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                         Bond Market Index Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Bond Market Index Fund covers the 12-month period from November 1, 2002, through October 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

Recent estimates of greater than expected U.S. Gross Domestic Product annualized growth during the third quarter of 2003 suggest that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have begun to increase spending and investment. After several years of falling interest rates, bonds recently have become more volatile. As might be expected in a strengthening economy, fixed-income securities that are more sensitive to credit quality have generally outperformed those that tend to respond more to changes in interest rates.

We have seen strong quarters before, only to be disappointed when growth proved unsustainable. Based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest investments that are right for your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 17, 2003




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Bond Market Index Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2003, the fund achieved a total return of 4.10% for its Investor shares and 4.36% for its BASIC shares.(1) The fund's benchmark, the Lehman Brothers Aggregate Bond Index (the "Index"), achieved a total return of 4.90% for the same period.(2)

We attribute the fund' s and market's returns to changing market conditions, especially during the reporting period's second half, as international tensions waned and the economic outlook began to improve. Corporate securities staged a particularly strong rally during the reporting period, specifically those issues with ratings in the lowest investment-grade range. We attempted to adhere to the same weighting as the Index, however, the Index contains many more holdings than the fund. Therefore, due to a variance of performance among these low-rated securities, the fund's returns trailed its benchmark.

What is the fund's investment approach?

The fund seeks to match the total return of the Index. To pursue that goal, the fund invests primarily in securities that are included in the Index.

While the fund seeks to mirror the returns of the Index, it does not hold the same number of bonds. Instead, the fund holds approximately 350 securities as compared to 6,500 securities in the Index. As a matter of policy, the fund's average duration -- a measure of sensitivity to changing interest rates -- generally remains neutral to the Index. as of October 31, 2003, the average duration of the fund was approximately 4.59 years.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Several factors influenced the fund's performance: a sluggish U.S. economy early in the reporting period, declining short-term interest rates, stronger economic growth later in the reporting period and generally improving investor sentiment toward corporate bonds.

When the reporting period began, the U.S. economy was plagued by rising unemployment, disappointing growth and uncertainty regarding the impending war with Iraq. In an attempt to stimulate renewed economic growth, the Federal Reserve Board (the "Fed" ) reduced short-term interest rates twice during the reporting period -- in November 2002 and June 2003 -- lowering the federal funds rate to a 45-year low of 1%. Because bond yields and prices move in opposite directions, the more interest-rate sensitive areas of the bond market generally gained value when interest rates declined.

During this time, mortgage rates fell toward historical lows leading to a strong increase in homeowner refinancing. Mortgage-backed securities were hurt by this resulting surge in prepayments, which effectively returned principal to bondholders. Because mortgage-backed securities comprise approximately one-third of the Index, and the fund, these developments detracted from the fund's overall performance.

On the other hand, many corporations also took advantage of lower interest rates to refinance their debt and strengthen their balance sheets. In addition, most companies continued to rein in spending in the weak economy. As a result, investors apparently became more comfortable with corporate debt, and they were attracted to the relatively high yields corporate securities provided compared to U.S. Treasury bonds. As investor demand intensified, corporate bonds began to rally strongly. The rebound was led by lower-quality, BBB-rated securities in industry groups that previously had been severely punished, including the telecommunications, utilities, automobile and financial sectors. While the fund invested in the various industry groups that comprise the corporate sector in the same approximate proportions as their representation in the Index, the fund cannot match up with each individual issue, which led to a difference in performance.


Attractive total returns from U.S. Treasury securities during most of the reporting period generally were offset by sharp price declines during the summer of 2003, when signs of stronger economic growth raised concerns that interest rates might begin to rise. Although U.S. Treasuries recovered much of their value in September and October, the market remained volatile as investors generally continued to adjust to a new phase of the economic cycle.

What is the fund's current strategy?

As an index fund, our goal is to seek to replicate the return of the Index. To achieve this goal, we attempt to mirror four key elements of the Index: its average duration, industry group composition, credit quality and coupon rate.

As of the end of October, the fund's composition consisted of approximately 35% in mortgage-backed securities, followed by 31% in corporate bonds and asset-backed securities, 22% in U.S. Treasury securities, 11% in U.S. government agency bonds and 1% in repurchase agreements. In addition, the majority of the fund' s corporate securities were BBB-rated as of the reporting period's end, more closely aligning the fund's overall credit quality with that of the Index.

November 17, 2003

 (1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

 (2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1 - 10 YEARS.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Bond Market Index Fund BASIC shares and the Lehman Brothers Aggregate Bond Index

EXHIBIT A:

                   Dreyfus
                     Bond
                    Market          Lehman
                    Index          Brothers
                     Fund          Aggregate
     PERIOD         (BASIC           Bond
                    shares)         Index *

    11/30/93        10,000          10,000
    10/31/94        9,632           9,716
    10/31/95        11,116          11,237
    10/31/96        11,638          11,894
    10/31/97        12,623          12,951
    10/31/98        13,846          14,161
    10/31/99        13,887          14,236
    10/31/00        14,807          15,275
    10/31/01        16,917          17,499
    10/31/02        17,924          18,530
    10/31/03        18,705          19,437

* Source: Lipper Inc.

Average Annual Total Returns as of 10/31/03

                                                   Inception                                                          From
                                                     Date                1 Year                5 Years              Inception
------------------------------------------------------------------------------------------------------------------------------------

BASIC SHARES                                       11/30/93               4.36%                 6.20%                6.52%

INVESTOR SHARES                                     4/28/94               4.10%                 5.93%                6.92%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN BASIC SHARES OF DREYFUS BOND MARKET INDEX FUND ON 11/30/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS AGGREGATE BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF BASIC SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE PERFORMANCE OF THE FUND'S BASIC SHARES SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES, AND ASSET-BACKED SECURITIES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

October 31, 2003

                                                                                              Principal
BONDS AND NOTES--99.2%                                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--.6%

Boeing:

   Debs., 7.25%, 2025                                                                           150,000                  165,833

   Debs., 8.1%, 2006                                                                             25,000                   28,411

General Dynamics,

   Gtd. Notes, 2.125%, 2006                                                                     500,000                  495,580

Lockheed Martin,

   Notes, 8.2%, 2009                                                                            200,000                  241,918

Northrop Grumman,

   Debs., 7.75%, 2016                                                                           250,000                  301,375

Raytheon:

   Notes, 6.5%, 2005                                                                            275,000                  294,510

   Notes, 6.75%, 2007                                                                           550,000                  603,143

United Technologies,

   Debs., 8.75%, 2021                                                                            50,000                   64,990

                                                                                                                       2,195,760

ASSET-BACKED CTFS.-AUTO LOANS--.5%

DaimlerChrysler Auto Trust,

   Ser. 2000-C, Cl. A4, 6.85%, 2005                                                             267,397                  273,544

Honda Auto Receivables Owner Trust,

   Ser. 2002-1, Cl. A4, 4.22%, 2007                                                           1,500,000                1,547,073

                                                                                                                       1,820,617

ASSET-BACKED CTFS.-CREDIT CARDS--.7%

Capital One Master Trust:

   Ser. 2001-3A, Cl. A, 5.45%, 2009                                                           1,000,000                1,060,543

   Ser. 2001-5, Cl. A, 5.3%, 2009                                                               400,000                  425,904

Chemical Master Credit Card Trust I,

   Ser. 1996-3, Cl. A, 7.09%, 2009                                                              700,000                  768,603

MBNA Master Credit Card Trust,

   Ser. 1995-C, Cl. A, 6.45%, 2008                                                              400,000                  428,796

                                                                                                                       2,683,846

ASSET-BACKED CTFS.--UTILITIES--.5%

CPL Transition Funding,

   Ser. 2002-1, Cl. A4, 5.96%, 2015                                                             550,000                  593,484

California Infrastructure PG&E-1,

   Ser. 1997-1, Cl. A8, 6.48%, 2009                                                             850,000                  944,620

Peco Energy Transition Trust,

   Ser. 1999-A, Cl. A7, 6.13%, 2009                                                             235,000                  259,207

                                                                                                                       1,797,311

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE--2.2%

Chrysler,

   Debs., 7.45%, 2027                                                                            50,000                   49,746

DaimlerChrysler,

   Gtd. Notes, 4.05%, 2008                                                                    1,225,000                1,185,384

Delphi Automotive Systems,

   Debs., 7.125%, 2029                                                                          125,000                  120,735

Ford Motor,

   Notes, 7.45%, 2031                                                                           150,000                  135,113

Ford Motor Credit,

   Bonds, 7.375%, 2011                                                                        1,925,000                1,962,674

GMAC:

   Debs., 6%, 2011                                                                               70,000                   68,349

   Notes, 6.75%, 2006                                                                         3,200,000                3,413,594

General Motors:

   Debs., 8.375%, 2033                                                                          450,000                  476,122

   Debs., 8.8%, 2021                                                                            150,000                  160,457

Hertz,

   Sr. Notes, 8.25%, 2005                                                                       300,000                  317,793

TRW,

   Notes, 6.25%, 2010                                                                           100,000                  105,584

                                                                                                                       7,995,551

BANKING--3.5%

BB&T,

   Sub. Notes, 4.75%, 2012                                                                      325,000                  321,968

Bank of America,

   Sub. Notes, 7.8%, 2010                                                                     1,150,000                1,364,431

Bank of New York,

   Sr. Notes, 5.2%, 2007                                                                        450,000                  481,531

Bank One:

   Notes, 6.875%, 2006                                                                          500,000                  555,556

   Sub. Notes, 5.9%, 2011                                                                       500,000                  538,723

Banker's Trust New York,

   Sub. Notes, 7.5%, 2015                                                                        75,000                   87,932

Bayerische Landesbank New York,

   Sub. Notes, Ser. F, 5.875%, 2008                                                             300,000                  328,217

Citigroup:

   Debs., 6.625%, 2028                                                                          100,000                  108,384

   Notes, 6%, 2012                                                                            1,150,000                1,253,092

Dresdner Bank-New York,

   Sub. Debs., 7.25%, 2015                                                                      145,000                  162,672

                                                                                                     The Fund


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING (CONTINUED)

FBS Capital I,

   Gtd. Capital Securities, 8.09%, 2026                                                         100,000                  112,810

First Bank System,

   Sub. Notes, 7.625%, 2005                                                                      55,000                   59,647

FleetBoston Financial,

   Sub. Notes, 7.375%, 2009                                                                     175,000                  204,129

HSBC,

   Sub. Notes, 7.5%, 2009                                                                       200,000                  232,601

J.P. Morgan Chase & Co.:

   Sr. Notes, 4%, 2008                                                                        1,000,000                1,015,340

   Sr. Notes, 5.625%, 2006                                                                      500,000                  538,438

Key Bank,

   Sub. Debs., 6.95%, 2028                                                                      100,000                  106,138

MBNA America Bank:

   Sr. Notes, 7.75%, 2005                                                                       300,000  (a)             329,231

   Sub. Notes, 6.75, 2008                                                                       100,000  (a)             111,503

NB Capital Trust IV,

   Gtd. Capital Securities, 8.25%, 2027                                                          55,000                   63,457

National City,

   Sub. Notes, 6.625%, 2004                                                                     750,000                  762,691

NationsBank:

   Sub. Notes, 6.875%, 2005                                                                      10,000                   10,628

   Sub. Notes, 7.625%, 2005                                                                     190,000                  205,567

   Sub. Notes, 7.8%, 2016                                                                       160,000                  194,462

PNC Funding:

   Bonds, 5.25%, 2015                                                                           450,000                  448,105

   Gtd. Notes, 7%, 2004                                                                         225,000                  235,684

Republic New York,

   Sub. Notes, 5.875%, 2008                                                                      25,000                   27,032

Royal Bank of Scotland,

   Sub. Notes, 6.375%, 2011                                                                     160,000                  177,606

Santander Finance Issuances,

   Sub. Notes, 7.25%, 2006                                                                      100,000                  110,709

Sanwa Finance Aruba,

   Gtd. Notes, 8.35%, 2009                                                                      150,000                  175,346

State Street Bank & Trust,

   Sub. Notes, 5.25%, 2018                                                                      200,000                  198,720

U.S. Bank,

   Sub. Notes, 6.375%, 2011                                                                     100,000                  111,281

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING (CONTINUED)

Wachovia Bank,

   Sub. Notes, 5%, 2015                                                                         250,000                  247,165

Washington Mutual Finance,

   Sr. Notes, 6.25%, 2006                                                                       500,000                  542,768

Wells Fargo,

   Sub. Notes, 6.375%, 2011                                                                     420,000                  466,519

Wells Fargo Capital I,

   Gtd. Capital Securities, 7.96%, 2026                                                          30,000                   33,966

Westpac Banking,

   Sub. Notes, 4.625%, 2018                                                                     500,000                  463,375

Zions Bancorp,

   Sub. Notes, 6%, 2015                                                                         250,000                  260,301

                                                                                                                      12,647,725

BROADCASTING & MEDIA--.4%

Clear Channel Communications,

   Notes, 4.25%, 2009                                                                           750,000                  746,123

Comcast Cable Communications,

   Sr. Notes, 6.75%, 2011                                                                       600,000                  665,303

Cox Communications,

   Debs., 6.8%, 2028                                                                            150,000                  158,443

Liberty Media,

   Sr. Notes, 5.7%, 2013                                                                         25,000                   24,495

                                                                                                                       1,594,364

BUILDING & CONSTRUCTION--.2%

Centex,

   Notes, 5.125%, 2013                                                                          500,000                  488,977

MASCO,

   Debs., 7.125%, 2013                                                                          200,000                  229,942

                                                                                                                         718,919

CHEMICALS--.3%

Eastman Chemical,

   Notes, 3.25%, 2008                                                                           700,000                  664,606

Morton International,

   Debs., 9.65%, 2020                                                                             5,000                    6,568

Potash-Saskatchewan,

   Notes, 7.75%, 2011                                                                           200,000                  232,641

                                                                                                                         903,815

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--2.4%

Asset Securitization,

   Ser. 1997-D4, Cl. A1D, 7.49%, 2029                                                           300,000                  339,363


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Bear Stearns Commercial Mortgage Securities,

   Ser. 1999-WF2, Cl. A2, 7.08%, 2009                                                           250,000                  284,610

CS First Boston Mortgage Securities,

   Ser. 1999-C1, Cl. A2, 7.29%, 2041                                                          1,050,000                1,201,933

Chase Commercial Mortgage Securities,

   Ser. 2000-2, Cl. A2, 7.631%, 2032                                                            250,000                  292,247

GE Capital Commercial Mortgage,

   Ser. 2002-1A, Cl. A3, 6.269%, 2035                                                           850,000                  936,486

GMAC Commercial Mortgage Securities:

   Ser. 1998-C1, Cl. A2, 6.7%, 2030                                                             225,000                  250,886

   Ser. 1998-C2, Cl. A2, 6.42%, 2035                                                            993,000                1,103,047

Heller Financial Commercial Mortgage Asset,

   Ser. 1999-PH1, Cl. A2, 6.847%, 2031                                                          500,000                  565,551

LB Commercial Conduit Mortgage Trust,

   Ser. 1999-C2, Cl. A2, 7.325%, 2032                                                           200,000                  230,979

LB-UBS Commercial Mortgage Trust,

   Ser. 2000-C3, Cl. A2, 7.95%, 2010                                                          1,100,000                1,308,763

Morgan Stanley Capital I,

   Ser. 1998-WF1, Cl. A1, 6.25%, 2030                                                           124,173                  128,734

Morgan Stanley Dean Witter Capital I:

   Ser. 2001-TOP1, Cl. A4, 6.66%, 2033                                                        1,000,000                1,125,728

   Ser. 2003-HQ2, Cl. A2, 4.92%, 2035                                                           500,000                  501,315

Salomon Brothers Mortgage Securities VII,

   Ser. 2000-C1, Cl. A2, 7.52%, 2009                                                            300,000                  348,540

                                                                                                                       8,618,182

COMMERCIAL SERVICES--.2%

Cendant,

   Sr. Notes, 7.375%, 2013                                                                      500,000                  573,859

CONSUMER--.4%

Avon Products,

   Sr. Notes, 4.2%, 2018                                                                        250,000                  223,444

Procter & Gamble,

   Notes, 6.875%, 2009                                                                        1,000,000                1,155,384

                                                                                                                       1,378,828

DATA PROCESSING--.1%

First Data,

   Sr. Notes, 5.625%, 2011                                                                      250,000                  262,449

DRUGS & PHARMACEUTICALS--.3%

Abbott Laboratories,

   Notes, 5.625%, 2006                                                                          650,000                  704,732

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

DRUGS & PHARMACEUTICALS (CONTINUED)

Bristol-Myers Squibb,

   Notes, 5.75%, 2011                                                                           250,000                  267,825

                                                                                                                         972,557

ENTERTAINMENT/MEDIA--.5%

News America,

   Debs., 8.25%, 2018                                                                           150,000                  183,922

Reed Elsevier Capital,

   Medium-Term Notes, 7%, 2005                                                                  200,000                  214,224

Time Warner,

   Gtd. Notes, 6.95%, 2028                                                                      850,000                  886,120

Viacom,

   Debs., 7.625%, 2016                                                                          125,000                  149,922

Walt Disney:

   Sr. Notes, 7%, 2032                                                                          150,000                  166,226

   Sr. Notes, Ser. B, 6.75%, 2006                                                                20,000                   21,836

                                                                                                                       1,622,250

FINANCIAL SERVICES--3.2%

Aetna,

   Debs., 7.625%, 2026                                                                           50,000                   56,793

American General Finance,

   Medium-Term Notes, Ser. F, 5.875%, 2006                                                      350,000                  378,201

Bear Stearns,

   Sr. Notes, 8.75%, 2004                                                                        10,000                   10,265

CIT Group:

   Sr. Notes, 5.5%, 2007                                                                      1,350,000                1,444,689

   Sr. Notes, 7.125%, 2004                                                                      300,000                  315,311

Countrywide Capital Industries,

   Gtd. Notes, 8%, 2026                                                                         200,000                  215,613

Countrywide Home Loan,

   Medium-Term Notes, Ser. J, 5.5%, 2006                                                        400,000                  427,000

Credit Suisse First Boston USA,

   Notes, 5.875%, 2006                                                                        1,300,000                1,405,318

General Electric Capital:

   Debs., 8.3%, 2009                                                                             15,000                   18,055

   Medium-Term Notes, Ser. A, 5%, 2007                                                        1,250,000                1,326,307

   Medium-Term Notes, Ser. A, 5.45%, 2013                                                     1,000,000                1,034,592

Goldman Sachs:

   Medium-Term Notes, Ser. B, 7.35%, 2009                                                       100,000                  115,876

   Sr. Notes, 6.6%, 2012                                                                      1,000,000                1,110,931

Household Finance,

   Notes, 8%, 2010                                                                              630,000                  749,189


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

Lehman Brothers,

   Notes, 6.625%, 2012                                                                          650,000                  728,513

Merrill Lynch & Co.,

   Notes, 6.875%, 2018                                                                          150,000                  171,353

Morgan Stanley Dean Witter,

   Notes, 7.25%, 2032                                                                           600,000                  694,798

Paine Webber,

   Sr. Notes, 6.55%, 2008                                                                       150,000                  167,775

SLM,

   Medium-Term Notes, 5.125%, 2012                                                              850,000                  855,360

Sears, Roebuck Acceptance:

   Bonds, 7%, 2007                                                                               35,000                   39,182

   Notes, 6.75%, 2028                                                                           100,000                  105,860

                                                                                                                      11,370,981

FOOD & BEVERAGES--1.7%

Albertson's,

   Sr. Notes, 7.25%, 2013                                                                       250,000                  282,105

Anheuser-Busch,

   Debs., 7.55%, 2030                                                                           200,000                  245,626

Archer-Daniels-Midland,

   Debs., 7.125%, 2013                                                                          300,000                  348,835

Bottling Group,

   Gtd. Notes, 4.625%, 2012                                                                     350,000                  346,687

Coca-Cola Enterprises,

   Debs., 8.5%, 2022                                                                            100,000                  128,992

ConAgra Foods,

   Notes, 7.875%, 2010                                                                          540,000                  648,239

Coors Brewing,

   Gtd. Notes, 6.375%, 2012                                                                     130,000                  141,579

Diageo Capital,

   Gtd. Notes, 6.125%, 2005                                                                     200,000                  213,902

General Mills,

   Notes, 6%, 2012                                                                              125,000                  133,859

Heinz (H.J.),

   Debs., 6.375%, 2028                                                                          100,000                  104,589

Hershey Foods,

   Debs., 8.8%, 2021                                                                             30,000                   39,050

Kellogg,

   Notes, Ser. B, 6%, 2006                                                                      300,000                  323,273

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOOD & BEVERAGES (CONTINUED)

Kraft Foods,

   Notes, 4.625%, 2006                                                                          450,000                  469,358

Kroger:

   Gtd. Notes, 7.25%, 2009                                                                      550,000                  627,116

   Gtd. Notes, 8.05%, 2010                                                                      400,000                  472,778

McDonald's,

   Medium-Term Notes, 6%, 2011                                                                  300,000                  325,411

Nabisco,

   Debs., 7.55%, 2015                                                                            40,000                   47,363

Safeway,

   Sr. Notes, 5.8%, 2012                                                                        210,000                  218,009

Sara Lee,

   Notes, 6.25%, 2011                                                                           300,000                  331,685

Sysco:

   Notes, 4.75%, 2005                                                                           200,000                  209,340

   Sr. Notes, 7%, 2006                                                                           25,000                   27,817

Unilever Capital,

   Gtd. Notes, 5.9%, 2032                                                                       250,000                  248,790

                                                                                                                       5,934,403

FOREIGN--4.2%

Asian Development Bank,

   Medium-Term Notes, 4.5%, 2012                                                                750,000                  754,252

European Investment Bank,

   Notes, 4.625%, 2007                                                                          500,000                  534,301

Hydro-Quebec:

   Debs., Ser. HH, 8.5%, 2029                                                                   200,000                  273,308

   Debs., Ser. HK, 9.375%, 2030                                                                  20,000                   29,590

Inter-American Development Bank,

   Bonds, 5.75%, 2008                                                                         1,600,000                1,757,814

International Bank for Reconstruction & Development,

   Notes, 5%, 2006                                                                            2,000,000                2,125,960

KFW International Finance:

   Debs., 8%, 2010                                                                               35,000                   40,756

   Notes, 2.5%, 2005                                                                          1,500,000                1,516,944

   Notes, 5.25%, 2006                                                                           300,000                  324,079

Kingdom of Spain,

   Notes, 7%, 2005                                                                              200,000                  217,002

Korea Development Bank:

   Bonds, 7.25%, 2006                                                                           300,000                  330,657

   Notes, 5.5%, 2012                                                                            350,000                  360,018


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOREIGN (CONTINUED)

Malaysia,

   Notes, 8.75%, 2009                                                                           330,000                  404,877

PEMEX Project Funding Master Trust,

   Gtd. Notes, 7.375%, 2014                                                                     400,000                  422,000

Province of British Columbia,

   Bonds, 6.5%, 2026                                                                             25,000                   27,717

Province of Manitoba,

   Debs., 8.8%, 2020                                                                             10,000                   13,744

Province of Ontario,

   Sr. Notes, 5.5%, 2008                                                                        500,000                  540,788

Province of Quebec,

   Debs., 7.5%, 2023                                                                            600,000                  727,973

Province of Saskatchewan C.D.A.,

   Debs., 9.125%, 2021                                                                           10,000                   14,043

Republic of Finland,

   Bonds, 6.95%, 2026                                                                            25,000                   29,210

Republic of Italy:

   Bonds, 7.25%, 2005                                                                           500,000                  532,961

   Debs., 6.875%, 2023                                                                           70,000                   81,595

   Medium-Term Notes, 5.375%, 2033                                                              550,000                  527,194

Republic of Korea,

   Notes, 8.875%, 2008                                                                          840,000                1,012,620

United Mexican States,

   Notes, Ser. A, 9.875%, 2010                                                                2,025,000                2,546,438

                                                                                                                      15,145,841

INDUSTRIAL--.6%

Caterpillar,

   Debs., 9.375%, 2011                                                                          150,000                  195,098

Eaton,

   Debs., 8.1%, 2022                                                                             10,000                   12,172

Emerson Electric,

   Notes, 6.3%, 2005                                                                             35,000                   37,830

John Deere Capital,

   Notes, 7%, 2012                                                                              600,000                  688,207

Praxair,

   Notes, 2.75%, 2008                                                                           900,000                  863,391

USA Waste Services,

   Sr. Notes, 7%, 2028                                                                          300,000                  322,345

                                                                                                                       2,119,043

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INSURANCE--.6%

Allstate,

   Sr. Notes, 7.875%, 2005                                                                      300,000                  326,260

Anthem,

   Bonds, 6.8%, 2012                                                                            600,000                  677,902

GE Global Insurance,

   Notes, 7%, 2026                                                                              150,000                  159,017

Marsh & McLennan,

   Sr. Notes, 5.875%, 2033                                                                      200,000                  195,511

MetLife,

   Sr. Notes, 6.125%, 2011                                                                      260,000                  281,433

Progressive,

   Sr. Notes, 6.625%, 2029                                                                      100,000                  107,869

Safeco Capital Trust I,

   Gtd. Capital Securities, 8.072%, 2037                                                        300,000                  336,475

Torchmark,

   Debs., 8.25% 2009                                                                            150,000                  174,421

                                                                                                                       2,258,888

METALS & MINING--.0%

Alcoa,

   Notes, 6%, 2012                                                                              150,000                  163,176

MUNICIPALS--.1%

State of Illinois,

   Bonds, 5.1%, 2033                                                                            450,000                  406,913

OIL & GAS--1.4%

Amerada Hess,

   Bonds, 7.875%, 2029                                                                          150,000                  160,046

Anadarko Finance,

   Gtd. Notes, Ser. B, 6.75%, 2011                                                              300,000                  337,853

ChevronTexaco Capital,

   Gtd. Notes, 3.5%, 2007                                                                       500,000                  506,959

Conoco,

   Sr. Notes, 6.35%, 2009                                                                       300,000                  334,417

Devon Financing,

   Gtd. Notes, 7.875%, 2031                                                                     275,000                  326,407

Kerr-McGee,

   Gtd. Notes, 6.875%, 2011                                                                     250,000                  277,110

Kinder Morgan,

   Sr. Notes, 6.5%, 2012                                                                        650,000                  717,103

Marathon Oil,

   Notes, 5.375%, 2007                                                                          200,000                  213,866


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OIL & GAS (CONTINUED)

Occidental Petroleum,

   Sr. Notes, 5.875%, 2007                                                                    1,500,000                1,632,855

Phillips Petroleum,

   Notes, 8.75%, 2010                                                                           200,000                  248,844

Transocean,

   Notes, 7.5%, 2031                                                                            150,000                  171,733

Union Oil Co. of California,

   Debs., 9.125%, 2006                                                                          200,000                  229,334

                                                                                                                       5,156,527

PAPER PRODUCTS--.3%

International Paper:

   Notes, 7.625%, 2007                                                                           10,000                   11,305

   Sr. Notes, 6.75%, 2011                                                                       200,000                  221,235

Westvaco,

   Notes, 6.85%, 2004                                                                           500,000                  523,519

Weyerhaeuser,

   Debs., 7.375%, 2032                                                                          200,000                  215,977

                                                                                                                         972,036

REAL ESTATE INVESTMENT TRUSTS--.5%

ERP Operating,

   Notes, 5.2%, 2013                                                                            600,000                  601,470

Simon Property Group,

   Notes, 5.45%, 2013                                                                           500,000                  508,444

Spieker Properties,

   Notes, 6.75%, 2008                                                                           500,000                  549,578

                                                                                                                       1,659,492

RETAIL--.6%

Federated Department Stores,

   Debs., 7.45%, 2017                                                                           350,000                  406,732

NIKE,

   Sr. Notes, 5.5%, 2006                                                                        400,000                  432,566

Target,

   Debs., 7%, 2031                                                                              125,000                  141,598

Wal-Mart Stores,

   Sr. Notes, 6.875%, 2009                                                                    1,150,000                1,321,151

                                                                                                                       2,302,047

TECHNOLOGY--.3%

Hewlett-Packard,

   Notes, 7.15%, 2005                                                                           300,000                  323,934

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

IBM:

   Debs., 7%, 2025                                                                              320,000                  362,828

   Debs., 7.5%, 2013                                                                             75,000                   89,513

Motorola,

   Debs., 7.5%, 2025                                                                            150,000                  160,978

                                                                                                                         937,253

TELECOMMUNICATIONS--2.7%

AT&T,

   Sr. Notes, 7.3%, 2011                                                                        700,000                  794,728

AT&T Broadband,

   Gtd. Notes, 9.455%, 2022                                                                     304,000                  409,253

AT&T Wireless Services,

   Sr. Notes, 7.875%, 2011                                                                      475,000                  543,698

BellSouth Telecommunications,

   Debs., 6.375%, 2028                                                                          100,000                  103,537

British Telecom,

   Bonds, 8.625%, 2030                                                                          150,000                  193,832

Deutsche Telekom International Finance,

   Gtd. Notes, 8%, 2010                                                                         750,000                  904,044

France Telecom:

   Notes, 8.5%, 2006                                                                            950,000                 1,064,602

   Notes, 9.75%, 2031                                                                           300,000                  397,304

Koninklijke KPN,

   Sr. Notes, 8.375%, 2030                                                                      250,000                  313,149

New Jersey Bell Telephone,

   Debs., 8%, 2022                                                                               25,000                   29,549

Pacific-Bell Telephone,

   Debs., 7.125%, 2026                                                                          310,000                  351,262

Southwestern Bell Telephone,

   Notes, 6.625%, 2005                                                                          150,000                  159,301

Sprint Capital,

   Gtd. Notes, 7.625%, 2011                                                                   1,200,000                1,322,484

360 Communications,

   Sr. Notes, 7.6%, 2009                                                                        200,000                  233,037

Telefonica Europe,

   Gtd. Notes, 7.75%, 2010                                                                      200,000                  236,409

Verizon Global Funding,

   Sr. Notes, 7.25%, 2010                                                                     1,575,000                1,801,787

Vodafone Group,

   Notes, 7.75%, 2010                                                                           580,000                  687,018

                                                                                                                       9,544,994


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION--.8%

Burlington Northern Santa Fe:

   Debs., 6.75%, 2029                                                                           150,000                  159,963

   Debs., 7%, 2025                                                                              100,000                  109,869

CSX,

   Debs., 7.45%, 2007                                                                         1,125,000                1,288,673

Canadian National Railway,

   Notes, 6.9%, 2028                                                                            100,000                  110,607

Continental Airlines,

   Pass-Through Ctfs., Ser. 974A, 6.9%, 2018                                                    176,963                  174,551

Delta Airlines,

   Pass-Through Ctfs., Ser. 2000-1, Cl. A-2, 7.57%, 2010                                        100,000                  102,990

Federal Express,

   Notes, 9.65%, 2012                                                                           225,000                  296,070

Norfolk Southern:

   Bonds, 7.8%, 2027                                                                            250,000                  297,058

   Debs., 9%, 2021                                                                               10,000                   12,691

Union Pacific,

   Notes, 6.5%, 2012                                                                            350,000                  388,821

United Parcel Service,

   Debs., 8.375%, 2030                                                                           10,000                   13,277

                                                                                                                       2,954,570

U.S. GOVERNMENT--21.3%

U.S. Treasury Bonds:

   5.375%, 2/15/2031                                                                          1,500,000                1,550,565

   5.5%, 8/15/2028                                                                            2,350,000                2,427,103

   6.875%, 8/15/2025                                                                          5,250,000                6,365,415

   7.875%, 2/15/2021                                                                          4,630,000                6,115,211

   8.75%, 11/15/2008                                                                            225,000                  225,632

   8.75%, 5/15/2020                                                                             480,000                  680,846

   8.75%, 8/15/2020                                                                             290,000                  412,026

   8.875%, 8/15/2017                                                                          3,825,000                5,385,447

   9.375%, 2/15/2006                                                                            700,000                  815,528

   10%, 5/15/2010                                                                             1,000,000                1,125,190

   10.75%, 8/15/2005                                                                          1,515,000                1,754,431

   11.25%, 2/15/2015                                                                             25,000                   39,924

   11.875%, 11/15/2003                                                                           10,000                   10,038

   12%, 8/15/2013                                                                               445,000                  617,696

   12.5%, 8/15/2014                                                                              40,000                   58,795

   12.75%, 11/15/2010                                                                            75,000                   91,066

   14%, 11/15/2011                                                                               30,000                   40,202

U.S. Treasury Notes:

   1.625%, 4/30/2005                                                                         11,500,000               11,518,400

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT (CONTINUED)

U.S. Treasury Notes (continued):

   3.5%, 11/15/2006                                                                           5,000,000                5,162,100

   3.625%, 5/15/2013                                                                          3,000,000                2,872,500

   4.375%, 8/15/2012                                                                          2,000,000                2,030,938

   5%, 8/15/2011                                                                              2,150,000                2,294,867

   5.625%, 5/15/2008                                                                          6,500,000                7,196,930

   6%, 8/15/2009                                                                              2,000,000                2,262,020

   6.125%, 8/15/2007                                                                          4,350,000                4,876,394

   6.75%, 5/15/2005                                                                           6,300,000                6,795,117

   7%, 7/15/2006                                                                              3,500,000                3,935,575

                                                                                                                      76,659,956

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--45.9%

Federal Farm Credit Banks,

   Bonds, 2.125%, 8/15/2005                                                                   3,750,000                3,759,859

Federal Home Loan Banks:

   Bonds, 1.625%, 4/15/2005                                                                   5,000,000                5,000,635

   Bonds, 1.875%, 6/15/2006                                                                   3,000,000                2,957,379

   Bonds, 4.5%, 9/16/2013                                                                       500,000                  490,443

   Sr. Notes, 5.8%, 9/2/2008                                                                    850,000                  936,180

Federal Home Loan Mortgage Corp:

   Notes, 3.5%, 9/15/2007                                                                     4,100,000                4,162,357

   Notes, 5.125%, 7/15/2012                                                                   2,500,000                2,595,750

   Notes, 5.5%, 9/15/2011                                                                     1,000,000                1,069,950

   Notes, 6.25%, 7/15/2032                                                                    1,100,000                1,190,618

   Notes, 6.875%, 1/15/2005                                                                     700,000                  744,324

   4%, 9/1/2008-9/1/2018                                                                      2,993,515                2,940,876

   4.5%                                                                                       2,250,000  (b)           2,250,860

   4.5%, 2/1/2018-8/1/2033                                                                    4,291,861                4,252,859

   5%                                                                                         1,000,000  (b)           1,000,312

   5%, 11/1/2007-10/1/2033                                                                    9,837,476                9,825,165

   5.5%                                                                                       1,350,000  (b)           1,372,165

   5.5%, 9/1/2009-6/1/2033                                                                    7,982,681                8,098,683

   6%                                                                                           600,000  (b)             615,936

   6%, 12/1/2013-4/1/2033                                                                     6,117,357                6,304,990

   6.5%                                                                                         500,000  (b)             520,155

   6.5%, 3/1/2011-2/1/2033                                                                    5,019,596                5,229,661

   7%, 9/1/2011-9/1/2031                                                                      1,915,226                2,017,440

   7.5%, 7/1/2010-2/1/2032                                                                      525,330                  561,950

   8%, 5/1/2026-10/1/2031                                                                       750,831                  808,769

   8.5%, 6/1/2030                                                                                16,898                   18,208

Federal National Mortgage Association:

   Bonds, 6.25%, 5/15/2029                                                                    1,900,000                2,044,064

   Notes, 2.5%, 6/15/2008                                                                     2,590,000                2,489,806


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Federal National Mortgage Association (continued):

   Notes, 5.25%, 1/15/2009                                                                    2,925,000                3,140,572

   Notes, 5.375%, 11/15/2011                                                                  2,500,000                2,652,712

   Notes, 5.5%, 5/2/2006                                                                      2,800,000                2,997,417

   4.5%, 4/1/2018-10/1/2033                                                                   5,565,041                5,509,877

   5%                                                                                         1,000,000  (b)           1,001,245

   5%, 4/1/2010-9/1/2033                                                                     12,838,324               12,825,604

   5.5%                                                                                       1,000,000  (b)           1,009,370

   5.5%, 1/1/2017-7/1/2033                                                                   15,495,824               15,704,914

   6%                                                                                         1,350,000  (b)           1,392,839

   6%, 6/1/2011-4/1/2033                                                                     10,339,348               10,640,269

   6.5%                                                                                         500,000  (b)             519,530

   6.5%, 1/1/2005-8/1/2032                                                                    7,746,096                8,062,865

   7%, 8/1/2008-11/1/2032                                                                     4,052,337                4,276,111

   7.5%, 8/1/2015-3/1/2032                                                                    1,129,370                1,205,199

   8%, 5/1/2027-10/1/2030                                                                       203,148                  219,591

   8.5%, 2/1/2025-2/1/2031                                                                       49,242                   53,231

   9%, 10/1/2030                                                                                 13,048                   14,182

Financing Corp:

   Bonds, 8.6%, 9/26/2019                                                                        40,000                   54,074

   Bonds, Ser. E, 9.65%, 11/2/2018                                                              510,000                  745,237

Government National Mortgage Association I:

   4.5%, 8/15/2033                                                                              749,999                  714,134

   5%                                                                                         1,300,000  (b)           1,285,375

   5%, 3/15/2018-7/15/2033                                                                    1,240,476                1,243,483

   5.5%, 2/15/2033-9/15/2033                                                                  3,542,246                3,592,050

   6%, 4/15/2017-4/15/2033                                                                    3,518,026                3,639,383

   6.5%                                                                                         500,000  (b)             523,590

   6.5%, 9/15/2008-8/15/2032                                                                  2,943,819                3,086,101

   7%, 10/15/2011-8/15/2032                                                                   2,254,978                2,392,023

   7.5%, 12/15/2026-10/15/2032                                                                  962,078                1,029,168

   8%, 8/15/2024-3/15/2032                                                                      444,882                  480,690

   8.5%, 10/15/2026                                                                              61,769                   67,386

   9%, 2/15/2022-2/15/2023                                                                      109,302                  121,231

Resolution Funding:

   Debs., 8.625%, 1/15/2030                                                                      15,000                   21,831

   Debs., 8.875%, 7/15/2020                                                                      75,000                  103,880

Tennessee Valley Authority:

   Debs., 6%, 3/15/2013                                                                         450,000                  495,260

   Notes, Ser. C, 4.75%, 8/1/2013                                                               750,000                  752,212

                                                                                                                     164,832,030

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES/ GAS & ELECTRIC--2.2%

Arizona Public Service,

   Bonds, 4.65%, 2015                                                                           500,000                  464,884

Cincinnati Gas & Electric,

   Notes, 5.7%, 2012                                                                            185,000                  193,190

Commonwealth Edison,

   Debs., 6.4%, 2005                                                                            200,000                  215,029

Consolidated Edison of New York,

   Debs., Ser. 2002-B, 4.875%, 2013                                                             550,000                  551,990

Consumers Energy,

   First Mortgage Bonds, 4.8%, 2009                                                              90,000  (a)              91,497

Duke Capital,

   Sr. Notes, 8%, 2019                                                                          225,000                  257,854

FPL Group Capital,

   Gtd. Notes, 7.375%, 2009                                                                     300,000                  347,421

FirstEnergy,

   Sr. Notes, Ser. C, 7.375%, 2031                                                              100,000                  107,221

Florida Power & Light,

   First Mortgage Bonds, 5.625%, 2034                                                           250,000                  241,032

Georgia Power,

   Sr. Notes, Ser. J, 4.875%, 2007                                                              400,000                  424,533

KeySpan,

   Sr. Notes, 7.25%, 2005                                                                       400,000                  438,938

National Rural Utilities,

   Notes, 6%, 2006                                                                              700,000                  758,405

Niagara Mohawk Power,

   First Mortgage Bonds, 7.75%, 2006                                                          1,300,000                1,463,381

PPL Electric Utilities,

   Secured Bonds, 6.25%, 2009                                                                   300,000                  329,589

Penn Power & Light Resources,

   First Mortgage Bonds, 6.55%, 2006                                                             25,000                   27,182

Progress Energy,

   Sr. Notes, 7.1%, 2011                                                                        500,000                  564,949

Public Service Company of Colorado,

   First Mortgage Bonds, 7.875%, 2012                                                           350,000                  423,577

South Carolina Electric & Gas,

   First Mortgage Bonds, 6.625%, 2032                                                           200,000                  219,045

Union Electric,

   First Mortgage Bonds, 6.75%, 2008                                                             25,000                   27,985


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES/ GAS & ELECTRIC (CONTINUED)

Virginia Electric & Power,

   First Mortgage Bonds, Ser. D, 7.625%, 2007                                                   825,000                  948,903

                                                                                                                       8,096,605

TOTAL BONDS AND NOTES

   (cost $351,577,554)                                                                                               356,300,788

SHORT-TERM INVESTMENTS--.7%
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT:

Goldman Sachs & Co., Tri-Party

   Repurchase Agreement, .96%, dated 10/31/2003,
   due 11/3/2003 in the amount of $ 2,507,201
   (fully collateralized by $ 2,559,000 U.S. Treasury Bills,
   due 11/20/2003, value $ 2,557,746)
   (cost $2,507,000)                                                                          2,507,000                2,507,000

TOTAL INVESTMENTS (cost $354,084,554)                                                              99.9%             358,807,788

CASH AND RECEIVABLES (NET)                                                                           .1%                 172,456

NET ASSETS                                                                                        100.0%             358,980,244

 (A) SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES
     ACT OF 1933.  THESE  SECURITIES MAY BE RESOLD IN  TRANSACTIONS  EXEMPT FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS. AT OCTOBER 31,
     2003, THESE SECURITIES AMOUNTED TO $532,231 OR .1% OF NET ASSETS.

 (B) PURCHASED ON A FORWARD COMMITMENT BASIS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1(c)                              354,084,554  358,807,788

Cash                                                                    651,137

Receivable for shares of Capital Stock subscribed                       297,886

Receivable for investment securities sold                            10,272,051

Interest receivable                                                   3,789,058

                                                                    373,817,920

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    93,430

Payable for investment securities purchased                          14,005,177

Payable for shares of Capital Stock redeemed                            739,069

                                                                     14,837,676

NET ASSETS ($)                                                      358,980,244

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     352,581,112

Accumulated net realized gain (loss) on investments                   1,675,898

Accumulated net unrealized appreciation (depreciation)
  on investments                                                      4,723,234

NET ASSETS ($)                                                      358,980,244

NET ASSET VALUE PER SHARE

                                                  Investor Shares  BASIC Shares
--------------------------------------------------------------------------------

Net Assets ($)                                        218,731,363   140,248,881

Shares Outstanding                                     21,135,515    13,540,514

NET ASSET VALUE PER SHARE ($)                               10.35         10.36

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     13,633,074

EXPENSES:

Management fee--Note 2(a)                                              488,054

Distribution fee (Investor Shares)--Note 2(b)                          416,989

Loan commitment fees--Note 4                                             3,901

TOTAL EXPENSES                                                         908,944

INVESTMENT INCOME--NET                                              12,724,130
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                              3,985,889

Net unrealized appreciation (depreciation)
  on investments                                                    (4,270,503)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (284,614)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                12,439,516

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                             -----------------------------------
                                                     2003                  2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         12,724,130             8,602,758

Net realized gain (loss) on investments         3,985,889              (150,281)

Net unrealized appreciation
   (depreciation) on investments               (4,270,503)            2,212,161

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   12,439,516            10,664,638

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor shares                                (7,050,693)           (4,119,561)

BASIC shares                                   (7,162,885)           (4,605,407)

Net realized gain on investments:

Investor shares                                   (88,995)                   --

BASIC shares                                      (57,242)                   --

TOTAL DIVIDENDS                               (14,359,815)           (8,724,968)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Investor shares                               201,562,124            85,640,505

BASIC shares                                  124,159,472            35,874,446

Dividends reinvested:

Investor shares                                 6,806,308             3,995,247

BASIC shares                                    5,468,769             3,321,975

Cost of shares redeemed:

Investor shares                               (98,287,288)          (42,402,183)

BASIC shares                                  (92,925,677)          (18,616,659)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            146,783,708            67,813,331

TOTAL INCREASE (DECREASE) IN NET ASSETS       144,863,409            69,753,001

NET ASSETS ($):

Beginning of Period                           214,116,835           144,363,834

END OF PERIOD                                 358,980,244           214,116,835

CAPITAL SHARE TRANSACTIONS (SHARES):

INVESTOR SHARES

Shares sold                                    19,215,031             8,406,677

Shares issued for dividends reinvested            651,244               392,682

Shares redeemed                                (9,412,671)           (4,142,860)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  10,453,604             4,656,499

BASIC SHARES

Shares sold                                    11,875,497             3,506,451

Shares issued for dividends reinvested            521,572               326,895

Shares redeemed                                (8,786,695)           (1,830,559)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   3,610,374             2,002,787

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                        Year Ended October 31,
                                                               ---------------------------------------------------------------------
INVESTOR SHARES                                                  2003           2002(a)         2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.38          10.34            9.62           9.63         10.26

Investment Operations:

Investment income--net                                            .40(b)         .51(b)          .59            .60           .56

Net realized and unrealized
   gain (loss) on investments                                     .02            .05             .72           (.01)         (.56)

Total from Investment Operations                                  .42            .56            1.31            .59            --

Distributions:

Dividends from investment income--net                            (.45)          (.52)           (.59)          (.60)         (.56)

Dividends from net realized gain
   on investments                                                (.00)(c)         --              --             --          (.07)

Total Distributions                                              (.45)          (.52)           (.59)          (.60)         (.63)

Net asset value, end of period                                  10.35          10.38           10.34           9.62          9.63

TOTAL RETURN (%)                                                 4.10           5.68           13.99           6.34           .03

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .40            .40             .40            .40           .40

Ratio of net investment income
   to average net assets                                         3.77           5.04            5.85           6.25          5.72

Portfolio Turnover Rate                                         99.57          37.69           90.97          67.33         73.14

Net Assets, end of period ($ x 1,000)                         218,731        110,923          62,314         35,613        33,699

(A)  AS  REQUIRED,  EFFECTIVE  NOVEMBER  1,  2001,  THE  FUND  HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THIS CHANGE FOR THE PERIOD  ENDED  OCTOBER 31, 2002 WAS TO DECREASE  NET
     INVESTMENT  INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED  GAIN
     (LOSS)  ON  INVESTMENTS  PER  SHARE BY $.01 AND  DECREASE  THE RATIO OF NET
     INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.11% TO 5.04%. PER SHARE DATA
     AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO NOVEMBER 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       Year Ended October 31,
                                                               ---------------------------------------------------------------------
BASIC SHARES                                                     2003           2002(a)        2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.39          10.35           9.63           9.64         10.27

Investment Operations:

Investment income--net                                            .43(b)         .54(b)         .61            .62           .59

Net realized and unrealized gain (loss)
   on investments                                                 .02            .05            .72           (.01)         (.56)

Total from Investment Operations                                  .45            .59           1.33            .61           .03

Distributions:

Dividends from investment income--net                           (.48)           (.55)          (.61)          (.62)         (.59)

Dividends from net realized gain
   on investments                                            (.00)(c)             --             --             --          (.07)

Total Distributions                                             (.48)           (.55)          (.61)          (.62)         (.66)

Net asset value, end of period                                  10.36          10.39          10.35           9.63          9.64
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 4.36           5.95          14.25           6.63           .29
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .15            .15            .15            .15           .15

Ratio of net investment income
   to average net assets                                         4.06           5.32           6.11           6.53          5.96

Portfolio Turnover Rate                                         99.57          37.69          90.97          67.33         73.14
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         140,249        103,194         82,050         70,040        64,232

(A)  AS  REQUIRED,  EFFECTIVE  NOVEMBER  1,  2001,  THE  FUND  HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THIS CHANGE FOR THE PERIOD  ENDED  OCTOBER 31, 2002 WAS TO DECREASE  NET
     INVESTMENT  INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED  GAIN
     (LOSS)  ON  INVESTMENTS  PER  SHARE BY $.01 AND  DECREASE  THE RATIO OF NET
     INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.40% TO 5.32%. PER SHARE DATA
     AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO NOVEMBER 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Bond Market Index Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the
Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund. The fund's investment objective is to seek to replicate the total return of the Lehman Brothers Aggregate Bond Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 150 million of $.001 par value Capital Stock. The fund is currently authorized to issue two classes of shares: Investor (50 million shares authorized) and BASIC (100 million shares authorized). BASIC shares and Investor shares are offered to any investor. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their minimum purchase and account balance requirements.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A)  PORTFOLIO  VALUATION:   Investments  in  securities  (excluding  short-term
investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (the "Service" ) approved by the


                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized
cost,    which    approximates    value.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $1,700,922 and unrealized appreciation $4,905,909.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2003 and October 31, 2002, were as follows: ordinary income $14,213,578 and $8,724,968, and long term capital gains $146,237 and $0 respectively.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the period ended October 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $1,489,448, decreased accumulated net realized gain (loss) on investments by $1,495,321 and increased paid-in capital by $5,873. Net assets were not affected by this reclassification.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(B) DISTRIBUTION PLAN: Under the fund's Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .. 25% of the value of the average daily net assets to compensate the Distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares. The BASIC shares bear no distribution fee. During the period ended October 31, 2003, the Investor shares were charged $416,989 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation or in any agreement related to the Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 2003, amounted to $460,806,325 and $311,411,047, respectively.

At October 31, 2003, the cost of investments for federal income tax purposes was $353,901,879; accordingly, accumulated net unrealized appreciation on investments was $4,905,909, consisting of $7,231,135 gross unrealized appreciation and $2,325,226 gross unrealized depreciation.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Bank Line Of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended October 31, 2003, the fund did not borrow under the Facility.


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Bond Market Index Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and broker. As to securities purchased and sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Bond Market Index Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                /s/KPMG LLP

New York, New York
December 10, 2003

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the Fund hereby designates $.0043 per share as a long-term capital gain distribution paid on October 31, 2003. As requried by Federal tax law rules, shareholders will receive notification of their portion of the Fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)

Chairman of the Board (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

James Fitzgibbons (69)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Howes Leather Corporation, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

J. Tomlinson Fort (75)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP (1998-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Allegheny College, Trustee

* Pittsburgh Ballet Theatre, Trustee

* American College of Trial Lawyers, Fellow

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Kenneth A. Himmel (57)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, Related Urban Development, a real estate development company (1996-present)

* President and CEO, Himmel & Company, a real estate development company (1980-present)

* CEO, American Food Management, a restaurant company (1983-present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Stephen J. Lockwood (56)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* Affiliated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Roslyn Watson (54)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*  Principal,   Watson  Ventures,   Inc.,  a  real  estate  investment   company
   (1993-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Benaree Pratt Wiley (57)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Partnership, an organization dedicated to increasing the Representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

* Mass. Development, Director

* Commonwealth Institute, Director

* Efficacy Institute, Director

* PepsiCo Africa-America, Advisory Board

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND' S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS, EMERITUS BOARD MEMBER

FRANCIS P. BRENNAN, EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 85 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of
25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 76 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Money Market Funds of the Manager, and an officer of 37 investment companies (comprised of 79 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of
25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE JULY 2002.

Vice President and Anti-Money Laundering Compliance Officer of the
Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


                        For More Information

                        Dreyfus
                        Bond Market Index Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to
 info@dreyfus.com

ON THE INTERNET  Information
can be viewed online
or downloaded from:
http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  310AR1003







      Dreyfus Disciplined
      Stock Fund

      ANNUAL REPORT October 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            22   Independent Auditors' Report

                            23   Important Tax Information

                            24   Board Members Information

                            26   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                         Disciplined Stock Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Disciplined Stock Fund covers the 12-month period from November 1, 2002, through October 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, D. Gary Richardson.

Recent estimates of greater than expected U.S. Gross Domestic Product annualized growth during the third quarter of 2003 suggest that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have begun to increase spending and investment. As a result, stocks rallied over the reporting period, posting gains in virtually every market sector and capitalization range.

We have seen strong quarters before, only to be disappointed when growth proved unsustainable. Based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest investments that are right for your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 17, 2003




DISCUSSION OF FUND PERFORMANCE

D. Gary Richardson, Portfolio Manager

How did Dreyfus Disciplined Stock Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2003, the fund produced a total return of 14.99% .(1) For the same period, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the fund's benchmark, produced a total return of 20.79%.(2)

We attribute these results to a sharp rise in stock prices during the second half of the reporting period, when improving U.S. economic conditions and the military effort in Iraq boosted investor confidence. While the fund participated in the market' s rise to a significant degree, many of the market's greatest gains were concentrated among relatively small, previously beaten-down stocks with weak underlying business fundamentals. The fund underperformed its benchmark because our disciplined investment approach generally steers us away from such investments.

What is the fund's investment approach?

The fund invests in a diversified portfolio of large-cap companies that we believe meet our strict standards for value and growth. We identify potential investments through a quantitative analytic process that sifts through a universe of approximately 2,000 stocks in search of those that are not only undervalued according to our criteria, but that also exhibit what we believe to be higher than expected earnings momentum. A team of experienced analysts examines the fundamentals of the top-ranked candidates for investment. Armed with these analytical insights, the portfolio manager decides which stocks to purchase and whether any current holdings should be sold.

In  addition  to  identifying   what  we  believe  are   attractive   investment
opportunities, our approach has been designed to manage the risks associated with modifying the fund' s sector and industry exposure often

                                                                       The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

in an effort to capitalize on those sectors and industries currently in favor. We do not believe that the advantages of attempting to rotate in and out of various industry sectors outweigh the risks of such moves. Instead, our goal is to minimize these risks by being fully invested and remaining industry and sector neutral in relation to the S& P 500 Index.

The result is a broadly diversified portfolio of carefully selected stocks. At the end of the recent 12-month period, the fund held positions in approximately 121 stocks across 10 economic sectors. Our 10 largest holdings accounted for approximately 23% of the portfolio, so that the fund's performance was not overly dependent on any one stock but was determined by a large number of securities.

What other factors influenced the fund's performance?

The market's bias toward relatively speculative stocks with weak fundamentals was most evident in the technology area. Although several technology holdings such as Texas Instruments, Symantec and Linear Technology, were among the fund's best performers, the benchmark's technology component rose more than that of the fund on the strength of smaller, lower-quality companies that did not meet our investment criteria. As a result, technology stocks were responsible for the greatest part of the fund's lagging performance compared to the S&P 500 Index. In addition, the benchmark received strong returns from several companies in other areas that were not represented in the fund.

The fund delivered better relative performance among its investments in financial services companies. The fund' s returns especially benefited from high-quality financial stocks that we believed were positioned to benefit from improving economic conditions. Top performers included money center banks such as J. P. Morgan Chase & Co.; credit card issuers, such as Capital One Financial; and brokerage firms such as Goldman Sachs Group. The fund's consumer cyclical investments also delivered strong returns. Home improvement stores such as Lowe' s Cos. and Home Depot, benefited from the mortgage refinancing boom that occurred throughout the reporting period, while retailers such as Best Buy, BJ' s Wholesale Club and CVS, rose on improving earnings. Finally, the fund derived substantial gains from its investment in Freeport-McMoRan Copper & Gold, a mining company that substantially increased in value during the reporting period due to an uptrend in gold prices and increasing demand for copper in China.

The fund's relative performance suffered as a result of disappointments among a few individual stocks such as Kraft Foods, Viacom and King Pharmaceuticals, that
were   hurt   by  company-specific  situations  during  the  reporting  period.

What is the fund's current strategy?

We remain fully committed to our disciplined, sector-neutral investment approach. While this approach generally underperformed the market during the reporting period, when the U.S. economy was in transition, we believe the fund is well-positioned for subsequent phases of the economic cycle, when economic trends should be more sustainable. We currently see evidence that investors' attention is shifting from low prices among previously beaten-down stocks to the more fundamental factors of valuation and earnings sustainability, which we believe are key to the long-term potential effectiveness of our approach.

November 17, 2003

 (1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

 (2) SOURCE: LIPPER, INC. -- REFLECTS THE MONTHLY REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Disciplined Stock Fund and the
Standard & Poor's 500 Composite Stock Price Index

EXHIBIT A:

                                Standard &
                                 Poor's 500
                                 Composite
                Dreyfus            Stock
   PERIOD     Disciplined          Price
               Stock Fund         Index *

  10/31/93       10,000           10,000
  10/31/94       10,282           10,386
  10/31/95       12,783           13,129
  10/31/96       15,996           16,290
  10/31/97       21,166           21,520
  10/31/98       25,057           26,256
  10/31/99       31,073           32,993
  10/31/00       33,212           34,999
  10/31/01       24,369           26,288
  10/31/02       20,723           22,319
  10/31/03       23,829           26,959

* Source: Lipper Inc.
-------------------------------------------------------------------------------

Average Annual Total Returns as of 10/31/03

                                                                      1 Year                   5 Years               10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                  14.99%                   (1.00)%                 9.07%

((+))  SOURCE: LIPPER INC.



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

ALL PERFORMANCE INFORMATION REFLECTS THE PERFORMANCE OF THE FUND'S PREVIOUSLY EXISTING RETAIL SHARES (WHICH WERE NOT SUBJECT TO ANY RULE 12B-1 FEE) THROUGH DECEMBER 15,1997, AND THE FUND'S SINGLE CLASS OF SHARES (WHICH ARE SUBJECT TO A 0.10% RULE 12B-1 FEE) FROM DECEMBER 16, 1997, THROUGH OCTOBER 31, 2003.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS DISCIPLINED STOCK FUND ON 10/31/93 TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

October 31, 2003

COMMON STOCKS--99.6%                                                                           Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BEVERAGES & TOBACCO--.6%

Anheuser-Busch Cos.                                                                             188,430                9,282,062

CONSUMER CYCLICAL--11.7%

Abercrombie & Fitch                                                                             306,510  (a)           8,735,535

B.J.'s Wholesale Club                                                                           398,000  (a)          10,224,620

Bed Bath and Beyond                                                                              88,200  (a)           3,725,568

Best Buy                                                                                        200,800               11,708,648

CVS                                                                                             243,100                8,552,258

Darden Restaurants                                                                              298,015                6,243,414

General Motors                                                                                  343,260  (b)          14,646,904

Home Depot                                                                                      781,200               28,959,084

Lear                                                                                            102,720  (a)           5,967,005

Lowe's Cos.                                                                                     245,480               14,466,136

Limited Brands                                                                                  565,910                9,960,017

NIKE, Cl. B                                                                                      61,400                3,923,460

Wal-Mart Stores                                                                                 612,240               36,091,548

Wendy's International                                                                           209,400                7,758,270

                                                                                                                     170,962,467

CONSUMER STAPLES--5.8%

Coca-Cola                                                                                       463,410               21,502,224

Fortune Brands                                                                                  102,910                6,704,586

Kimberly-Clark                                                                                  210,680               11,126,011

PepsiCo                                                                                         410,510               19,630,588

Procter & Gamble                                                                                258,760               25,433,520

                                                                                                                      84,396,929

ENERGY RELATED--6.7%

Apache                                                                                          105,000                7,320,600

ConocoPhillips                                                                                  230,650               13,181,648

Devon Energy                                                                                    167,316                8,114,826

Dominion Resources                                                                              172,500               10,626,000

Exxon Mobil                                                                                     697,140               25,501,381

Halliburton                                                                                     466,600               11,142,408

Nabors Industries                                                                               199,100  (a)           7,525,980

Occidental Petroleum                                                                            264,530                9,327,328

Valero Energy                                                                                   143,300                6,118,910

                                                                                                                      98,859,081

HEALTH CARE--13.4%

Abbott Laboratories                                                                             256,600               10,936,292

                                                                                                         The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                      Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Aetna                                                                                            67,700                3,886,657

AmerisourceBergen                                                                                71,810                4,076,654

Amgen                                                                                           242,400  (a)          14,970,624

Boston Scientific                                                                               195,690  (a)          13,252,127

Forest Laboratories                                                                              48,940  (a)           2,447,489

Genzyme                                                                                          99,000  (a)           4,544,100

HCA                                                                                             222,150  (b)           8,497,237

Johnson & Johnson                                                                               611,100               30,756,663

Merck & Co.                                                                                     347,700               15,385,725

Novartis, ADR                                                                                   101,000                3,875,370

Pfizer                                                                                        1,521,404               48,076,366

UnitedHealth Group                                                                              277,320               14,110,042

Varian Medical Systems                                                                           35,900  (a)           2,295,446

Wyeth                                                                                           418,440               18,469,942

                                                                                                                     195,580,734

INTEREST SENSITIVE--23.3%

Allstate                                                                                        182,900                7,224,550

American International Group                                                                    475,170               28,904,591

Bank of America                                                                                 311,020               23,553,545

Bear Stearns Cos.                                                                                78,360                5,974,950

Charter One Financial                                                                            92,721                2,963,363

Citigroup                                                                                     1,003,260               47,554,524

Countrywide Financial                                                                            92,300                9,702,576

Fannie Mae                                                                                      189,290               13,570,200

First Tennessee National                                                                        121,100                5,493,096

Freddie Mac                                                                                     246,470               13,834,361

General Electric                                                                              1,098,980               31,881,410

Goldman Sachs Group                                                                             163,480               15,350,772

Greenpoint Financial                                                                            110,200                3,432,730

J.P. Morgan Chase & Co.                                                                         490,500               17,608,950

Lehman Brothers Holdings                                                                        122,300                8,805,600

MBNA                                                                                            381,900                9,452,025

Merrill Lynch                                                                                   334,700               19,814,240

Morgan Stanley                                                                                  153,700                8,433,519

New York Community Bancorp                                                                      130,700  (b)           4,731,340


COMMON STOCKS (CONTINUED)                                                                      Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Radian Group                                                                                     76,700                4,057,430

RenaissanceRe Holdings                                                                          101,000                4,542,980

SouthTrust                                                                                      194,280                6,187,818

Travelers Property Casualty, Cl. A                                                              630,447  (a)          10,276,286

U.S. Bancorp                                                                                    594,799               16,190,429

Wells Fargo                                                                                     381,500               21,486,080

                                                                                                                     341,027,365

INTERNET RELATED--.4%

eBay                                                                                             98,500  (a)           5,510,090

PRODUCER GOODS--10.3%

Air Products & Chemicals                                                                        180,400                8,191,964

Cooper Industries                                                                               103,600                5,480,440

Deere & Co.                                                                                     152,300                9,232,426

E. I. du Pont de Nemours                                                                        345,550               13,960,220

Fluor                                                                                            96,800                3,589,344

Freeport-McMoRan Copper & Gold, Cl. B                                                           221,200  (b)           8,571,500

ITT Industries                                                                                   80,650                5,483,394

Inco Limited                                                                                    199,390  (a)           6,619,748

Ingersoll-Rand, Cl. A                                                                           152,300                9,198,920

International Paper                                                                             223,300                8,786,855

Masco                                                                                           304,840                8,383,100

Northrop Grumman                                                                                 99,800  (b)           8,922,120

PPG Industries                                                                                  144,720                8,343,108

Pentair                                                                                         147,860                6,062,260

Phelps Dodge                                                                                    115,200  (a)           7,112,448

3M                                                                                              167,220               13,188,641

Union Pacific                                                                                   101,100                6,328,860

United Technologies                                                                             163,410               13,839,193

                                                                                                                     151,294,541

SERVICES--6.1%

Comcast, Cl. A                                                                                  438,000  (a)          14,856,960

Fox Entertainment Group, Cl. A                                                                  256,920  (a)           7,116,684

Manpower                                                                                        111,200                5,159,680

McGraw-Hill Cos.                                                                                 99,280                6,646,796

News Corporation                                                                                166,600                5,939,290

                                                                                                         The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                      Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Tribune                                                                                         136,500                6,695,325

Viacom, Cl. B                                                                                   411,287               16,398,013

Vodafone Group, ADR                                                                             479,700  (b)          10,145,655

Walt Disney                                                                                     717,500               16,244,200

                                                                                                                      89,202,603

TECHNOLOGY--17.1%

Cisco Systems                                                                                   922,880  (a)          19,362,022

Dell Computer                                                                                   613,330  (a)          22,153,480

EMC                                                                                             798,500  (a)          11,051,240

Intel                                                                                           573,910  (b)          18,967,726

International Business Machines                                                                 176,690               15,810,221

Intuit                                                                                          131,560  (a)           6,575,369

KLA-Tencor                                                                                      159,300  (a)           9,132,669

Lexmark International                                                                           135,020  (a)           9,938,822

Linear Technology                                                                               280,420               11,948,696

Maxim Integrated Products                                                                       224,150               11,142,496

Microsoft                                                                                     1,899,940               49,683,431

NetScreen Technologies                                                                          106,200  (a)           2,827,044

Nokia, ADR                                                                                      478,640                8,132,094

Oracle                                                                                        1,018,300  (a)          12,178,868

QLogic                                                                                          119,500  (a)           6,697,974

Symantec                                                                                        130,670  (a)           8,709,156

Taiwan Semiconductor Manufacturing                                                              535,450  (a)           5,922,081

Texas Instruments                                                                               499,600               14,448,432

Xilinx                                                                                          173,700  (a)           5,506,290

                                                                                                                     250,188,111

UTILITIES--4.2%

Entergy                                                                                         133,900                7,217,210

Exelon                                                                                          163,620               10,381,689

FPL Group                                                                                       124,500                7,935,630

PPL                                                                                             163,870                6,541,690

SBC Communications                                                                            1,002,641               24,043,331

Telefonos de Mexico, Cl. L, ADR                                                                 175,630                5,646,505

                                                                                                                      61,766,055

TOTAL COMMON STOCKS

   (cost $1,121,369,488)                                                                                           1,458,070,038


                                                                                               Principal
SHORT-TERM INVESTMENTS--.6%                                                                   Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Goldman Sachs & Co., Tri-Party

  Repurchase Agreement, .96%, dated

  10/31/2003, due 11/3/2003, in the amount of

  $9,889,791 (fully collateralized by $10,125,000

  U.S. Treasury Bills, 3/18/2004,

  value $10,087,740)

   (cost $9,889,000)                                                                          9,889,000               9,889,000
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED--4.9%                                                                   Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $71,591,938)                                                                        71,591,938               71,591,938

TOTAL INVESTMENTS (cost $1,202,850,426)                                                          105.1%            1,539,550,976

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (5.1%)             (75,270,086)

NET ASSETS                                                                                       100.0%            1,464,280,890

 (A) NON-INCOME PRODUCING.

 (B) ALL OR A PORTION OF THESE  SECURITIES ARE ON LOAN. AT OCTOBER 31, 2003,
     THE TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $69,547,648 AND
     THE TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $71,591,938.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including securities on loan, valued at
   $69,547,648)--Note 1(b,c)                        1,202,850,426  1,539,550,976

Cash                                                                     107,130

Receivable for investment securities sold                             12,052,640

Dividends and interest receivable                                      1,585,790

Receivable for shares of Capital Stock subscribed                         49,500

                                                                   1,553,346,036

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                 1,247,832

Liability for securities on loan--Note 1(b)                          71,591,938

Payable for investment securities purchased                           8,439,597

Payable for shares of Capital Stock redeemed                          7,785,779

                                                                     89,065,146

NET ASSETS ($)                                                    1,464,280,890

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,512,164,295

Accumulated undistributed investment income--net                      2,733,647

Accumulated net realized gain (loss) on investments                (387,317,602)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                    336,700,550

NET ASSETS ($)                                                    1,464,280,890

SHARES OUTSTANDING

(165 million shares of $.001 par value Capital Stock authorized)     51,134,907

NET ASSET VALUE, offering and redemption price per share ($)              28.64

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $38,892 foreign taxes withheld at source)    23,738,691

Interest                                                               123,593

Income on securites lending                                             19,120

TOTAL INCOME                                                        23,881,404

EXPENSES:

Management fee--Note 2(a)                                           12,963,777

Distribution fees--Note 2(b)                                         1,440,420

Loan commitment fees--Note 4                                            20,604

Interest expense--Note 4                                                 2,808

TOTAL EXPENSES                                                      14,427,609

INVESTMENT INCOME--NET                                               9,453,795

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                             (5,509,786)

Net unrealized appreciation (depreciation) on investments          193,705,562

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             188,195,776

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               197,649,571

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                             -----------------------------------
                                                     2003               2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          9,453,795           8,568,537

Net realized gain (loss) on investments        (5,509,786)       (156,636,213)

Net unrealized appreciation
    (depreciation) on investments             193,705,562        (143,217,489)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  197,649,571        (291,285,165)

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (9,724,617)          (7,239,806)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 155,147,645         181,613,027

Dividends reinvested                            8,937,741           6,535,194

Cost of shares redeemed                      (448,170,741)       (691,751,270)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (284,085,355)       (503,603,049)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (96,160,401)       (802,128,020)

NET ASSETS ($):

Beginning of Period                         1,560,441,291        2,362,569,311

END OF PERIOD                               1,464,280,890        1,560,441,291

Undistributed investment income--net            2,733,647            2,960,994

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     6,158,463            6,203,078

Shares issued for dividends reinvested            347,253              227,997

Shares redeemed                               (17,632,652)        (24,078,147)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING (11,126,936)        (17,647,072)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods  indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                           Year Ended October 31,
                                                                 -------------------------------------------------------------------
                                                                 2003           2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            25.06          29.57          42.34          40.96         34.68

Investment Operations:

Investment income--net(a)                                         .17            .12            .05            .01           .11

Net realized and unrealized
   gain (loss) on investments                                    3.58          (4.53)        (10.87)          2.78          7.97

Total from Investment Operations                                 3.75          (4.41)        (10.82)          2.79          8.08

Distributions:

Dividends from investment income--net                            (.17)          (.10)          (.03)          (.02)         (.15)

Dividends from net realized
   gain on investments                                             --             --          (1.92)         (1.39)        (1.65)

Total Distributions                                              (.17)          (.10)         (1.95)         (1.41)        (1.80)

Net asset value, end of period                                  28.64          25.06          29.57          42.34         40.96

TOTAL RETURN (%)                                                14.99         (14.96)        (26.63)          6.88         24.01

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.00           1.00           1.00           1.00          1.00

Ratio of net investment income
   to average net assets                                          .66            .41            .16            .02           .28

Portfolio Turnover Rate                                         50.96           41.46         53.68          50.32         57.23

Net Assets, end of period ($ x 1,000)                       1,464,281       1,560,441     2,362,569      3,514,925     3,289,549

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Disciplined Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the
Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund. The fund's investment objective is to seek investment returns (consisting of capital appreciation and income) that are consistently superior to the Standard & Poor's 500 Composite Stock Price Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B)  SECURITIES  TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are
recorded    on   a   trade   date   basis.   Realized   gain   and   loss   from

securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(C)  REPURCHASE  AGREEMENTS:   The  fund  may  engage  in  repurchase  agreement
transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the cred-

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

itworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,733,647, accumulated capital losses $383,515,975 and unrealized appreciation $332,898,923.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2003. If not applied, $213,718,104 of the carryover expires in fiscal 2009, $162,812,878 expires in fiscal 2010 and $6,984,993 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2003 and October 31, 2002 were as follows: ordinary income $9,724,617 and $7,239,806, respectively.

During the period ended October 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $43,475, decreased accumulated net real-

ized gain (loss) on investments by $9,575 and decreased paid-in capital by $33,900. Net assets were not affected by this reclassification.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allo-

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

cated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(B) DISTRIBUTION PLAN: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .10% of the value of the fund's average daily net assets to compensate Mellon and the Manager for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of fund shares. During the period ended October 31, 2003, the fund was charged $1,440,420 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

(C) The Company and the Manager have received an exemptive order from the SEC which, among other things, permits the fund to use cash collateral received in connection with lending the fund' s securities and other uninvested cash to purchase shares of one or more registered money market mutual funds advised by the Manager in excess of the limitations imposed by the Act.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2003, amounted to $726,867,890 and $1,013,812,892, respectively.

At October 31, 2003, the cost of investments for federal income tax purposes was
$1,206,652,053; accordingly, accumulated  net  unrealized   appreciation  on
investments was $332,898,923 consisting of $360,319,803 gross unrealized appreciation and $27,420,880 gross unrealized depreciation.

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended October 31, 2003 was approximately $165,200, with a related weighted average annualized interest rate of 1.70%.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Disciplined Stock Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and broker. As to securities purchased and sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Disciplined Stock Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                /s/KPMG LLP



New York, New York
December 10, 2003



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 2003 as qualifying for the corporate dividends received deduction. The fund also designates 100% of the ordinary dividends paid during the year ended 2003 as qualifying dividends, subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Shareholders will receive notification in January 2004 of the percentage applicable to the preparation of their 2003 income tax returns.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)

Chairman of the Board (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

James Fitzgibbons (69)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Howes Leather Corporation, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

J. Tomlinson Fort (75)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP (1998-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Allegheny College, Trustee

* Pittsburgh Ballet Theatre, Trustee

* American College of Trial Lawyers, Fellow

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Kenneth A. Himmel (57)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, Related Urban Development, a real estate development company (1996-present)

* President and CEO, Himmel & Company, a real estate development company 1980-present

* CEO, American Food Management, a restaurant company (1983-present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25


Stephen J. Lockwood (56)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* Affiliated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Roslyn Watson (54)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*  Principal, Watson  Ventures,   Inc.,  a  real  estate  investment   company
   (1993-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Benaree Pratt Wiley (57)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*  President  and  CEO,  The  Partnership,  an  organization  dedicated  to
   increasing  the   Representation  of  African  Americans  in  positions  of
   leadership, influence and decision-making in Boston, MA (1991-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

* Mass. Development, Director

* Commonwealth Institute, Director

* Efficacy Institute, Director

* PepsiCo Africa-America, Advisory Board

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND' S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS, EMERITUS BOARD MEMBER

FRANCIS P. BRENNAN, EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 85 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 76 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Money Market Funds of the Manager, and an officer of 37 investment companies (comprised of 79 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE JULY 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                             The Fund

NOTES

                  For More Information

                        Dreyfus
                        Disciplined Stock Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call
1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

(c) 2003 Dreyfus Service Corporation                                  728AR1003



      Dreyfus Institutional
      Government Money
      Market Fund

      ANNUAL REPORT October 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            12   Notes to Financial Statements

                            16   Independent Auditors' Report

                            17   Board Members Information

                            19   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Institutional
                                                   Government Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Institutional Government Money Market Fund covers the 12-month period from November 1, 2002, through October 31, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

Recent estimates of greater than expected U.S. Gross Domestic Product annualized growth during the third quarter of 2003 suggest that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have begun to increase spending and investment. After several years of falling interest rates, longer-term bond yields have begun to creep upward. However, the Federal Reserve Board has repeatedly affirmed its commitment to low short-term interest rates, and yields of money market instruments have remained near historical lows.

We have seen strong quarters before, only to be disappointed when growth proved unsustainable. Based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest investments that are right for your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 17, 2002




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Institutional Government Money Market Fund perform during the period?

For the 12-month period ended October 31, 2003, Dreyfus Institutional Government Money Market Fund produced a yield of 0.92%, and after taking into account the effects of compounding, an effective yield of 0.93% .(1)

We attribute the fund' s performance during the reporting period primarily to declining short-term interest rates, which were primarily the result of the Federal Reserve Board's (the "Fed") accommodative monetary policy.

What is the fund's investment approach?

The fund seeks a high level of current income consistent with stability of principal and conservative investment risk. To pursue its goal, the fund normally invests at least 80% of its assets in money market instruments issued or guaranteed by the U.S. government and its agencies and instrumentalities. The fund may also invest in repurchase agreements, including tri-party repurchase agreements.

What other factors influenced the fund's performance?

The fund was influenced by the effects of a weak economy during the first half of the reporting period, stronger economic growth during the reporting period's second half and the Fed's accommodative monetary policy throughout the reporting period.

Rising geopolitical tensions, corporate scandals and a persistently declining stock market had already taken their toll on the U.S. economy by the time the reporting period began. To stimulate renewed growth, the Fed reduced short-term interest rates in early November 2002 by a larger than expected 50 basis points, the twelfth
                                                                       The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

rate-cut in a series that began in January 2001. As a result, yields of short-term U.S. government securities continued to trend lower. In this environment, we modestly extended the fund's weighted average maturity, enabling the fund to lock in prevailing yields while interest rates fell.

In the opening months of 2003, the U.S. economy remained weak as the nation prepared for the war in Iraq. While yields of short-term U.S. Treasury securities remained near historical lows, U.S. government agency securities offered somewhat higher yields. Accordingly, we focused primarily on securities issued by U.S. government agencies during the reporting period.

By April, the quick end to major combat in Iraq lifted a veil of uncertainty from the U.S. economy. As we began to see signs of stronger economic growth, we reduced the fund' s weighted average maturity to a range we considered roughly equivalent to that of other money market funds. This more defensive position was designed to give us the flexibility to capture potentially higher yields more quickly if interest rates began to rise. However, money market yields continued to fall through June. Citing potential deflationary pressures, the Fed further reduced short-term interest rates by 25 basis points in late June to a 45-year low of 1%.

The U.S. economy showed more tangible signs of recovery during the summer and fall. In fact, it was later revealed by the U.S. Commerce Department that the economy grew at a torrid 8.2% annualized rate during the third quarter of 2003. As economic growth accelerated, investors became concerned that the Fed's most recent rate-cut might have been its last for the current cycle, and longer-term bond yields rose sharply. In addition, the volume of newly issued U.S. Treasury securities had increased to fund a ballooning federal budget deficit, and demand began to subside as investors apparently became more comfortable assuming the risks of longer-term investments. Although yields of U.S. government securities remained anchored at the short end of the fund' s maturity range by the 1% federal funds rate, these developments caused yields to rise at the longer end of the range.

What is the fund's current strategy?

as of October 31, 2003, approximately 49% of the fund's assets were allocated to U.S. government agency securities, about 23% to U.S. government-issued floating-rate notes and about 28% to repurchase agreements. The fund did not hold any U.S. Treasury bills as of the reporting period's end.

In addition, we recently extended the fund's weighted average maturity to a range that is slightly longer than that of other money market funds. This position was designed to capture then-current yields toward the long end of the maturity range. Of course, we are prepared to modify the fund's weighted average maturity and composition as conditions evolve.

November 17, 2003

 (1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

October 31, 2003

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

                                                                        Annualized
                                                                          Yield on
                                                                           Date of                Principal
U.S. GOVERNMENT AGENCIES--72.0%                                       Purchase (%)               Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Federal Farm Credit Bank, Floating Rate Notes

   5/3/2004                                                                   1.00  (a)          15,000,000           15,000,000

   6/10/2004                                                                  1.00  (a)          20,850,000           20,850,000

Federal Home Loan Banks, Discount Notes

   11/5/2003                                                                   .97               10,000,000            9,998,922

   4/12/2004                                                                  1.11               10,000,000            9,950,194

Federal Home Loan Banks, Floating Rate Notes

   1/6/2004                                                                   1.02  (a)          20,000,000           19,999,370

   7/14/2004                                                                  1.03  (a)          10,000,000            9,998,411

Federal Home Loan Banks, Notes

   11/14/2003                                                                 1.28                2,500,000            2,501,578

Federal Home Loan Mortgage Corp.,
   Discount Notes

   11/4/2003                                                                   .97               10,000,000            9,999,192

   11/6/2003                                                                   .97               10,000,000            9,998,653

   11/12/2003                                                                 1.02               10,000,000            9,996,883

   12/31/2003                                                                 1.08               15,000,000           14,973,000

   1/30/2004                                                                  1.09               10,000,000            9,973,000

   2/2/2004                                                                   1.06               13,500,000           13,463,033

Federal Home Loan Mortgage Corp., Notes

   12/15/2003                                                                 1.31                6,500,000            6,514,883

Federal National Mortgage Association,
   Discount Notes

   12/18/2003                                                                 1.26               10,000,000            9,983,746

   1/7/2004                                                                   1.06               10,000,000            9,980,272

   2/4/2004                                                                   1.13               14,042,000           14,000,498

   3/3/2004                                                                   1.15               20,000,000           19,922,100

   4/7/2004                                                                   1.10               10,000,000            9,952,161

Federal National Mortgage Association,
   Floating Rate Notes

   9/10/2004                                                                  1.08  (a)          10,000,000           10,000,000

TOTAL U.S. GOVERNMENT AGENCIES

   (cost $237,055,896)                                                                                               237,055,896


                                                                          Annualized
                                                                            Yield on
                                                                             Date of            Principal
REPURCHASE AGREEMENTS--28.0%                                             Purchase (%)          Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Goldman, Sachs & Co.

  dated 10/31/2003, due 11/3/2003 in the

  amount of $49,639,350 (fully collateralized by

  $13,399,000 U.S. Treasury Bills due 1/8/2004

  and $34,953,000 U.S. Treasury Notes 7.25%

   due 5/15/2004, value $50,628,949)                                              .96              49,635,379        49,635,379

Salomon Smith Barney Inc.

  dated 10/31/2003, due 11/3/2003 in the

  amount of $42,864,786 (fully collateralized by

  $23,379,000 Federal Home Loan Mortgage Corp.

  3%, due 10/15/2008 and $18,555,000

  Federal Home Loan Bank Bonds 5.375%,

   due 5/15/2006, value $43,719,190)                                             1.06              42,861,000         42,861,000

TOTAL REPURCHASE AGREEMENTS

   (cost $92,496,379)                                                                                                 92,496,379

TOTAL INVESTMENTS (cost $329,552,275)                                                              100.0%            329,552,275

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (0.0%)              (142,444)

NET ASSETS                                                                                         100.0%            329,409,831

(A)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement
   of Investments including Repurchase
   Agreements of $92,496,379)--Note 1(c)               329,552,275   329,552,275

Cash                                                                          6

Interest receivable                                                     178,787

                                                                    329,731,068
LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    93,141

Dividends payable                                                       228,096

                                                                        321,237

NET ASSETS ($)                                                      329,409,831

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     329,452,462

Accumulated net realized gain (loss) on investments                    (42,631)

NET ASSETS ($)                                                      329,409,831

SHARES OUTSTANDING

(2 billion shares of $.001 par value Capital Stock authorized)      329,452,462

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      7,572,848

EXPENSES:

Management fee--Note 2(a)                                              896,981

Shareholder servicing costs--Note 2(b)                                 896,981

TOTAL EXPENSES                                                       1,793,962

INVESTMENT INCOME--NET                                               5,778,886

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                  27,210

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,806,096

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                           -------------------------------------
                                                     2003                2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,778,886           9,255,418

Net realized gain (loss) from investments          27,210               3,126

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    5,806,096           9,258,544

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (5,778,886)          (9,255,418)

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold               3,761,589,853       2,270,044,385

Dividends reinvested                                  72                 473

Cost of shares redeemed                   (4,254,703,107)      (2,071,571,820)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS          (493,113,182)         198,473,038

TOTAL INCREASE (DECREASE) IN NET ASSETS     (493,085,972)         198,476,164

NET ASSETS ($):

Beginning of Period                           822,495,803          624,019,639

END OF PERIOD                                 329,409,831          822,495,803

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                         Year Ended October 31,
                                                                --------------------------------------------------------------------
                                                                 2003           2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .009           .016           .045           .058          .046

Distributions:

Dividends from investment income--net                            (.009)         (.016)         (.045)         (.058)        (.046)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00

TOTAL RETURN (%)                                                  .93           1.66           4.59           5.94          4.74

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .30            .30            .30            .30           .30

Ratio of net investment income

   to average net assets                                          .97           1.65           4.08           5.81          4.64

Net Assets, end of period ($ x 1,000)                         329,410         822,496       624,020        292,672       236,532

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional Government Money Market Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal and conservative investment risk by investing principally in high quality money market instruments issued or guaranteed by the U.S. Government and its agencies and instrumentalities. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At October 31, 2003, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2003 and October 31, 2002, respectively, were all ordinary income.

The accumulated capital loss carryover of $42,631 is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2003. If not applied, $10,982 of the carryover expires in fiscal 2006 and $31,649 expires in fiscal 2007.

At October 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, shareholder servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(B) SHAREHOLDER SERVICING PLAN: Under the Shareholder Servicing Plan (the " Plan" ), the fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended October 31, 2003, the fund was charged $896,981 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2003, the fund did not borrow under the line of credit.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Institutional Government Money Market Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional Government Money Market Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                        /s/KPMG LLP



New York, New York
December 10, 2003



BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)

Chairman of the Board (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

James Fitzgibbons (69)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Howes Leather Corporation, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

J. Tomlinson Fort (75)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP (1998-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Allegheny College, Trustee

* Pittsburgh Ballet Theatre, Trustee

* American College of Trial Lawyers, Fellow

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Kenneth A. Himmel (57)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, Related Urban Development, a real estate development company (1996-present)

* President and CEO, Himmel & Company, a real estate development company (1980-present)

* CEO, American Food Management, a restaurant company (1983-present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Stephen J. Lockwood (56)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* Affiliated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Roslyn Watson (54)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Benaree Pratt Wiley (57)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Partnership, an organization dedicated to increasing the Representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

* Mass. Development, Director

* Commonwealth Institute, Director

* Efficacy Institute, Director

* PepsiCo Africa-America, Advisory Board

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS, EMERITUS BOARD MEMBER

FRANCIS P. BRENNAN, EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 85 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

Senior Accounting Manager-Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager-Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 76 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1992.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

ROBERT ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Money Market Funds of the Manager, and an officer of 37 investment companies (comprised of 79 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE JULY 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


                     For More Information

                        Dreyfus Institutional
                        Government Money
                        Market Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  919AR1003


      Dreyfus Institutional
      Prime Money Market Fund

      ANNUAL REPORT October 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            18   Independent Auditors' Report

                            19   Board Members Information

                            21   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Institutional
                                                        Prime Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Institutional Prime Money Market Fund covers the 12-month period from November 1, 2002, through October 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund' s portfolio manager, Laurie Carroll.

Recent estimates of greater than expected U.S. Gross Domestic Product annualized growth during the third quarter of 2003 suggest that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have begun to increase spending and investment. After several years of falling interest rates, longer-term bond yields have begun to creep upward. However, the Federal Reserve Board has repeatedly affirmed its commitment to low short-term interest rates, and yields of money market instruments have remained near historical lows.

We have seen strong quarters before, only to be disappointed when growth proved unsustainable. Based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest investments that are right for your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 17, 2002




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Institutional Prime Money Market Fund perform during the period?

For the 12-month period ended October 31, 2003, Dreyfus Institutional Prime Money Market Fund produced a 0.97% yield and, after taking into account the effects of compounding, an effective yield of 0.98% .(1)

We attribute the fund's performance primarily to declining interest rates during much of the reporting period, which resulted in lower yields for most money market instruments.

What is the fund's investment approach?

The fund seeks a high level of current income consistent with the stability of principal. To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including:

   * securities issued or guaranteed by the U.S. government or its agencies and instrumentalities

   * certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by U.S. or foreign banks or their subsidiaries or branches

   * repurchase agreements, including tri-party repurchase agreements

   * asset-backed securities

   * domestic and dollar-denominated foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest

What other factors influenced the fund's performance?

Two key factors primarily influenced the fund's performance during the reporting period: a generally weak U.S. economy, especially during the reporting period's first half, and the Federal Reserve Board's (the "Fed") accommodative monetary policy, which led to lower short-term interest rates. Robust demand for money market instruments
                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

among risk-averse investors put additional downward pressure on yields. However, later in the reporting period, when the economy gained momentum and investors apparently became more comfortable assuming the risks of longer-term investments, yields began to rise at the longer end of the maturity range.

When the reporting period began in November 2002, the U.S. economy was struggling with rising geopolitical tensions, a wave of corporate scandals and a persistently declining stock market. In an attempt to rekindle economic growth, the Fed reduced short-term interest rates by a larger than expected 50 basis points in early November. As interest rates fell, so did yields of money market instruments. In response, we extended the fund's weighted average maturity to a position we considered slightly longer than average, enabling the fund to lock in prevailing yields for a longer time while interest rates fell.

Despite the Fed' s move, the U.S. economy failed to rebound during the first quarter of 2003 as strongly as many investors had hoped. The buildup to the war with Iraq constrained spending among consumers and businesses, hindering economic activity. As a result, money market yields remained near historically low levels during the reporting period.

By April 2003, after the end of major combat in Iraq had lifted a veil of uncertainty from the U.S. economy, we began to see signs of a potential economic rebound. Accordingly, we adopted a more defensive position, reducing the fund's weighted average maturity to a range we considered in line with that of other money market funds. However, money market yields continued to fall as investors anticipated a further reduction of short-term interest rates by the Fed. Citing the possibility of harmful deflationary pressures, the Fed cut rates by another 25 basis points at its meeting in late June, driving the federal funds rate to a 45-year low of 1%.


During the third quarter of 2003, the economy began to show more tangible signs of recovery, and many fixed-income investors grew concerned that the Fed's most recent rate-cut might have been the last of the current cycle. These concerns caused a sharp sell-off in the longer-term bond market. Although yields were anchored at the short end of their maturity range by the 1% federal funds rate, money market yields toward the long end of the range began to rise during the reporting period.

In this changing market environment, the fund enjoyed relatively high returns from its commercial paper holdings. Short-term U.S. government agency securities also provided what we considered relatively attractive yields, while returns from U.S. Treasury bills and repurchase agreements were more modest.

What is the fund's current strategy?

as of October 31, 2003, we have allocated the largest portion of the fund's assets to commercial paper, followed by repurchase agreements, corporate notes, time deposits and short-term bank notes. We have also modestly lengthened the fund' s weighted average maturity to a range we consider slightly longer than that of other money market funds. This posture was designed to capture then-current yields toward the long end of the fund's maturity range. As always, we intend to monitor the economy and money markets, and we are prepared to adjust our strategies as market conditions evolve.

November 17, 2003

 (1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2003

STATEMENT OF INVESTMENTS

                                                                                            Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--5.3%                                              Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Barclays Bank PLC (Yankee)

   1.07%, 11/8/2004                                                                          10,000,000  (a)           9,997,938

Credit Suisse First Boston Inc. (Yankee)

   1.10%, 7/7/2004                                                                           10,000,000  (a)          10,000,000

Wilmington Trust Co.

   1.08%, 11/17/2003                                                                         10,000,000               10,000,000

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $29,997,938)                                                                                                 29,997,938
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--34.1%
------------------------------------------------------------------------------------------------------------------------------------

AEGON Funding Corp.

   1.21%, 11/12/2003                                                                         10,000,000  (b)           9,996,333

Archer Daniels Midland Co.

   1.11%, 2/5/2004                                                                           10,000,000  (b)           9,970,667

Asset Portfolio Funding Corp.

   1.09%, 1/7/2004                                                                           10,000,000  (b)           9,979,714

Britannia Building Society

   1.10%, 11/26/2003                                                                         10,000,000                9,992,361

Caterpillar Inc.

   1.11%, 4/19/2004                                                                           7,375,000                7,336,691

CIT Group Inc.

   1.10%, 1/16/2004                                                                          10,000,000                9,976,778

Daimler Chrysler Revolving Auto Conduit LLC

   1.06%, 12/1/2003                                                                          10,000,000                9,991,167

DePfa Bank Europe PLC

   1.13%, 2/3/2004                                                                           10,000,000  (b)           9,970,756

Diageo Capital PLC

   1.10%, 3/3/2004                                                                           10,000,000  (b)           9,962,758

Fairway Finance Corp.

   1.13%, 2/5/2004                                                                           10,000,000  (b)           9,970,133

Goldman Sachs Group Inc.

   1.05%, 1/5/2004                                                                           10,000,000                9,981,222

Grampian Funding Ltd.

   1.03%, 12/9/2003                                                                          15,000,000  (b)          14,983,692

Mane Funding Corp.

   1.11%, 1/28/2004                                                                          10,000,000  (b)           9,972,867

Market Street Funding Corp.

   1.06%, 11/18/2003                                                                         10,000,000  (b)           9,994,994


                                                                                            Principal
COMMERCIAL PAPER (CONTINUED)                                                               Amount ($)                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Nationwide Building Society

   1.11%, 1/26/2004                                                                          10,000,000                9,973,722

Rio Tinto Ltd.

   1.13%, 3/8/2004                                                                           10,000,000  (b)           9,960,178

Santander Central Hispano Finance (Delaware) Inc.

   1.13%, 2/18/2004                                                                          10,000,000                9,966,089

Scaldis Capital Ltd.

   1.15%, 2/20/2004                                                                          10,000,000  (b)           9,964,850

Standard Life Funding B.V.

   1.08%, 12/10/2003                                                                         10,000,000                9,988,300

TOTAL COMMERCIAL PAPER

   (cost $191,933,272)                                                                                               191,933,272
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--19.0%
-----------------------------------------------------------------------------------------------------------------------------------

American General Finance Corp.

   1.11%, 1/9/2004                                                                           10,000,000  (a)          10,004,929

American Honda Finance Corp.

   1.10%, 6/11/2004                                                                          12,500,000  (a,b)        12,514,540

Bear Stearns Cos. Inc.

   1.13%, 9/21/2004                                                                          10,000,000  (a)          10,035,356

Cargill Inc.

   1.16%, 1/14/2004                                                                          10,000,000  (a,b)        10,000,000

Coca-Cola Enterprises Inc.

   1.14%, 4/26/2004                                                                          10,000,000  (a)          10,012,919

General Electric Capital Corp.

   1.09%, 3/25/2004                                                                          12,000,000  (a,b)        12,005,568

Key Bank N.A.

   1.10%, 4/23/2004                                                                          12,500,000  (a)          12,513,133

Montauk Funding Corp.

   1.08%, 2/17/2004                                                                          10,000,000  (a,b)        10,000,000

Northern Rock PLC

   1.15%, 1/16/2004                                                                          10,000,000  (a,b)        10,000,000

SunTrust Banks Inc.

   1.08%, 2/4/2004                                                                           10,000,000  (a)          10,000,000

TOTAL CORPORATE NOTES

   (cost $107,086,445)                                                                                               107,086,445

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
SHORT-TERM BANK NOTES--7.6%                                                                   Amount ($)             Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

American Express Centurion Bank

   1.09%, 7/28/2004                                                                          10,000,000  (a)          10,000,000

Canadian Imperial Bank Of Commerce

   1.07%, 5/28/2004                                                                          10,000,000  (a)          10,000,000

Natexis Banques Populaires

   1.13%, 12/15/2003                                                                         12,500,000  (a)          12,499,684

Wells Fargo & Co.

   1.06%, 2/6/2004                                                                           10,000,000  (a)          10,000,000

TOTAL SHORT-TERM BANK NOTES

   (cost $42,499,684)                                                                                                 42,499,684
------------------------------------------------------------------------------------------------------------------------------------

TIME DEPOSITS--9.2%
-----------------------------------------------------------------------------------------------------------------------------------

National City Bank (Grand Cayman)

   1.04%, 11/3/2003                                                                          26,800,000                26,800,000

SouthTrust Bank (Grand Cayman)

   1.03%, 11/3/2003                                                                          25,000,000                25,000,000

TOTAL TIME DEPOSITS

   (cost $51,800,000)                                                                                                 51,800,000
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--2.7%
-----------------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Mortgage Corp.

  1.11%, 1/5/2004

   (cost $14,969,938)                                                                        15,000,000                14,969,938


                                                                                               Principal
REPURCHASE AGREEMENTS--22.2%                                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Goldman, Sachs & Co.

  .96% dated 10/31/2003, due 11/3/2003
  in the amount of $44,630,902 (fully collateralized

  by $45,660,000 U.S. Treasury Bills

   due 2/26/2004, value $45,520,737)                                                         44,627,332                44,627,332

Salomon Smith Barney Inc.

  1.06% dated 10/31/2003, due 11/3/2003
  in the amount of $80,007,067 (fully collateralized by

  $8,210,000 Federal Home Loan Bank Bonds 2.75%,

  due 10/20/2006, $12,518,000 Federal Home Loan

  Mortage Corp. Notes 5%-5.125% due

   1/15/2004-2/27/2013, $14,000 U.S. Treasury Bills
   due 11/15/2011 and $90,995,000
   Tennessee Valley Authority Bonds 8.25%,
   due 4/15/2042, value $81,601,250)                                                         80,000,000                80,000,000

TOTAL REPURCHASE AGREEMENTS

   (cost $124,627,332)                                                                                               124,627,332
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $562,914,609)                                                                           100.1%              562,914,609

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.1%)                (385,979)

NET ASSETS                                                                                       100.0%              562,528,630

(A) VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B) SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES
    ACT OF 1933.  THESE  SECURITIES MAY BE RESOLD IN  TRANSACTIONS  EXEMPT FROM
    REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS. AT OCTOBER 31,
    2003, THESE SECURITIES AMOUNTED TO $169,247,050 OR 30.1% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement
   of Investments (including Repurchase
   Agreements of $124,627,332)--Note 1(c)              562,914,609   562,914,609

Interest receivable                                                      168,986

                                                                     563,083,595
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   150,679

Cash overdraft due to Custodian                                          21,037

Dividend payable                                                        383,249

                                                                        554,965
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      562,528,630
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     562,526,255

Accumulated net realized gain (loss) on investments                       2,375
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      562,528,630
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(2 billion shares of $.001 par value Capital Stock authorized)      562,526,255

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      8,243,486

EXPENSES:

Management fee--Note 2(a)                                              966,344

Shareholder servicing costs--Note 2(b)                                 966,344

TOTAL EXPENSES                                                       1,932,688

INVESTMENT INCOME--NET                                               6,310,798
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                   2,375

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 6,313,173

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                           -------------------------------------
                                                     2003                2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,310,798          11,973,738

Net realized gain (loss) from investments           2,375                 659

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    6,313,173           11,974,397
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (6,310,798)        (11,973,738)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold               4,256,007,126       4,607,611,479

Dividends reinvested                              463,759            792,800

Cost of shares redeemed                    (4,414,896,630     (4,558,367,806)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS          (158,425,745)         50,036,473

TOTAL INCREASE (DECREASE) IN NET ASSETS     (158,423,370)         50,037,132
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                          720,952,000          670,914,868

END OF PERIOD                                562,528,630          720,952,000

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                      Year Ended October 31,
                                                                 ------------------------------------------------------------------
                                                                 2003           2002           2001           2000          1999
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .010           .017           .047           .060          .048

Distributions:

Dividends from investment income--net                            (.010)         (.017)          (.047)        (.060)        (.048)

Net asset value, end of period                                   1.00           1.00            1.00          1.00          1.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  .98           1.68            4.76          6.13          4.91
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .30            .30             .30           .30           .30

Ratio of net investment income
   to average net assets                                          .98           1.66            4.69          5.98          4.81
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         562,529        720,952         670,915       677,756       584,471

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional Prime Money Market Fund (the "fund" ) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal. The Dreyfus Corporation (the "Manager" ) serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At October 31, 2003, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2003 and October 31, 2002, respectively, were all ordinary income.

At October 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, shareholder servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation(with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(B) SHAREHOLDER SERVICING PLAN: Under the Shareholder Servicing Plan (the " Plan" ), the fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended October 31, 2003, the fund was charged $966,344 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2003, the fund did not borrow under the line of credit.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Institutional Prime Money Market Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional Prime Money Market Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                        /s/KPMG LLP


New York, New York
December 10, 2003



BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (60)

CHAIRMAN OF THE BOARD (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

JAMES FITZGIBBONS (69)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Howes Leather Corporation, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

J. TOMLINSON FORT (75)

BOARD MEMBER (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP (1998-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Allegheny College, Trustee

* Pittsburgh Ballet Theatre, Trustee

* American College of Trial Lawyers, Fellow

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

KENNETH A. HIMMEL (57)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, Related Urban Development, a real estate development company (1996-present)

* President and CEO, Himmel & Company, a real estate development company (1980-present)

* CEO, American Food Management, a restaurant company (1983-present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

STEPHEN J. LOCKWOOD (56)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* Affiliated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ROSLYN WATSON (54)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

BENAREE PRATT WILEY (57)

BOARD MEMBER (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

* Mass Development, Director

* Commonwealth Institute, Director

* Efficacy Institute, Director

* PepsiCo Africa-America, Advisory Board

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS, EMERITUS BOARD MEMBER
FRANCIS P. BRENNAN, EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member
of certain other  investment  management   subsidiaries  of  Mellon  Financial
Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 85 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director-Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

Senior Accounting Manager-Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager-Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 76 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager-Money Market Funds of the Manager, and an officer of 37 investment companies (comprised of 79 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE JULY 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc


NOTES

                     For More Information

                        Dreyfus Institutional
                        Prime Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  922AR1003


      Dreyfus Institutional
      U.S. Treasury
      Money Market Fund

      ANNUAL REPORT October 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            12   Notes to Financial Statements

                            16   Independent Auditors' Report

                            17   Important Tax Information

                            18   Board Members Information

                            20   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Institutional
                                                U.S. Treasury Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Institutional U.S. Treasury Money Market Fund covers the 12-month period from November 1, 2002, through October 31, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

Recent estimates of greater than expected U.S. Gross Domestic Product annualized growth during the third quarter of 2003 suggest that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have begun to increase spending and investment. After several years of falling interest rates, longer-term bond yields have begun to creep upward. However, the Federal Reserve Board has repeatedly affirmed its commitment to low short-term interest rates, and yields of money market instruments have remained near historical lows.

We have seen strong quarters before, only to be disappointed when growth proved unsustainable. Based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest investments that are right for your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 17, 2002




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Institutional U.S. Treasury Money Market Fund perform during the period?

For the 12-month period ended October 31, 2003, Dreyfus Institutional U.S. Treasury Money Market Fund produced a yield of 0.87% and, after taking into account the effects of compounding, an effective yield of 0.88%.(1)

We attribute the fund' s performance during the reporting period primarily to declining short-term interest rates, which were primarily the result of the Federal Reserve Board's (the "Fed") accommodative monetary policy.

What is the fund's investment approach?

The fund seeks a high level of current income with stability of principal and conservative investment risk. To pursue its goal, the fund invests exclusively in direct obligations of the U.S. Treasury and in repurchase agreements, including tri-party repurchase agreements, secured by these obligations.

What other factors influenced the fund's performance?

The fund primarily was influenced by the effects of a weak economy during the first half of the reporting period, stronger economic growth during the reporting period' s second half and changes in the balance between supply and demand in the U.S. Treasury marketplace throughout the reporting period.

By the time the reporting period began, rising geopolitical tensions, corporate scandals and a persistently declining stock market had already taken their toll on the U.S. economy. To stimulate renewed growth, the Fed reduced short-term interest rates in early November 2002 by a larger than expected 50 basis points, the twelfth rate-cut in

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

a series that began in January 2001. As a result, yields of short-term U.S. Treasury securities continued to trend lower. In this environment, we modestly extended the fund' s weighted average maturity, enabling the fund to lock in prevailing yields while interest rates fell.

In the opening months of 2003, the U.S. economy remained weak as the nation prepared for the war in Iraq, and yields of short-term U.S. Treasuries remained near historical lows. By April, however, the quick end to major combat lifted a veil of uncertainty from the U.S. economy, and we began to see signs of potentially stronger economic growth. Accordingly, we reduced the fund's weighted average maturity during the reporting period to a range we considered to be generally in line with that of other money market funds. This more defensive position was designed to give us the flexibility to capture potentially higher yields more quickly if interest rates began to rise. However, money market yields continued to fall through June. Citing potential deflationary pressures, the Fed further reduced short-term interest rates by 25 basis points in late June to a 45-year low of 1%.

The U.S. economy showed more tangible signs of recovery during the summer and fall. In fact, it was later revealed by the U.S. Commerce Department that the economy grew at a torrid 8.2% annualized rate during the third quarter of 2003. As economic growth accelerated, investors became concerned that the Fed's most recent rate-cut might have been its last for the current cycle, and longer-term bond yields rose sharply. In addition, the volume of newly issued U.S. Treasury securities had increased to fund a ballooning federal budget deficit, and demand began to subside as investors apparently became more comfortable assuming the risks of longer-term investments. Although yields of short-term U.S. Treasury securities remained anchored at the short end of the fund's maturity range by the 1% federal funds rate, these developments caused yields to rise at the longer end of the range.


What is the fund's current strategy?

as of October 31, 2003, approximately 56% of the fund's assets were invested in U.S. Treasuries, and 44% of the fund's assets were allocated to repurchase agreements.

In addition, we have continued to set the fund's weighted average maturity in a range that we believe is in line with that of other money market funds. This position was designed to enable the fund to capture then-current yields toward the long end of the maturity range, while maintaining flexibility to move quickly if interest rates begin to rise. Of course, we are prepared to modify the fund' s strategy and composition as conditions evolve.

November 17, 2003

 (1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund


STATEMENT OF INVESTMENTS

October 31, 2003

                                                                           Annualized
                                                                             Yield on
                                                                              Date of             Principal
U.S. TREASURY BILLS--24.0%                                                Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

11/6/2003                                                                         .89            25,000,000           24,996,916

11/13/2003                                                                        .91            25,000,000           24,992,442

11/20/2003                                                                        .91            10,000,000            9,995,216

11/28/2003                                                                        .91            10,000,000            9,993,198

12/4/2003                                                                         .92            10,000,000            9,991,613

12/11/2003                                                                        .93            10,000,000            9,989,722

12/26/2003                                                                        .95            10,000,000            9,985,601

1/2/2004                                                                          .93            10,000,000            9,984,069

1/8/2004                                                                          .98            10,000,000            9,981,489

1/22/2004                                                                         .91            10,000,000            9,979,215

TOTAL U.S. TREASURY BILLS

   (cost $129,889,481)                                                                                               129,889,481

U.S. TREASURY BONDS--4.6%
------------------------------------------------------------------------------------------------------------------------------------

11.875%, 11/15/2003

   (cost $25,110,209)                                                            1.09            25,000,000           25,110,209


U.S. TREASURY NOTES--27.0%
------------------------------------------------------------------------------------------------------------------------------------

4.25%, 11/15/2003                                                                 .88            10,000,000           10,013,419

3%, 11/30/2003                                                                    .95            10,000,000           10,016,406

3.25%, 12/31/2003                                                                1.05            20,000,000           20,070,524

3%, 1/31/2004                                                                     .92            10,000,000           10,050,529

4.75%, 2/15/2004                                                                  .96            30,000,000           30,323,234

5.875%, 2/15/2004                                                                 .98            10,000,000           10,139,256

3%, 2/29/2004                                                                    1.02            10,000,000           10,063,859

3.625%, 3/31/2004                                                                1.02            15,000,000           15,159,258

3.375%, 4/30/2004                                                                1.03            10,000,000           10,114,588

7.25%, 5/15/2004                                                                  .51            10,000,000           10,329,178

2.25%, 7/31/2004                                                                 1.09            10,000,000           10,083,877

TOTAL U.S. TREASURY NOTES

   (cost $146,364,128)                                                                                               146,364,128


                                                                           Annualized
                                                                             Yield on
                                                                              Date of             Principal
REPURCHASE AGREEMENTS--43.9%                                              Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Barclays Capital Inc.

  dated 10/31/2003, due 11/3/2003
  in the amount of $125,010,417
  (fully collateralized by $6,239,000
  U.S. Treasury Bills, due 2/26/2004 and
  $94,424,000 U.S. Treasury Notes 3.875%,

   due 1/15/2009, value $127,500,352)                                            1.00           125,000,000          125,000,000

Goldman, Sachs & Co.

  dated 10/31/2003, due 11/3/2003
  in the amount of $112,673,331
  (fully collateralized by $27,577,000
  U.S. Treasury Bonds 12.75%,
  due 11/15/2010 and $155,006,000

  U.S.Treasury Notes 7.50%, due

   11/15/2016, value $114,917,625)                                                .96           112,664,318          112,664,318

TOTAL REPURCHASE AGREEMENTS

   (cost $237,664,318)                                                                                               237,664,318

TOTAL INVESTMENTS (cost $539,028,136)                                                                  99.5%         539,028,136

CASH AND RECEIVABLES (NET)                                                                               .5%           2,520,894

NET ASSETS                                                                                            100.0%         541,549,030

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments

   (including Repurchase Agreements of
   $237,664,318)--Note 1(c)                            539,028,136  539,028,136

Cash                                                                        385

Interest receivable                                                   2,896,719

                                                                    541,925,240
LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   119,659

Dividends payable                                                       256,551

                                                                        376,210

NET ASSETS ($)                                                      541,549,030

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     541,537,563

Accumulated net realized gain (loss) on investments                      11,467

NET ASSETS ($)                                                      541,549,030

SHARES OUTSTANDING

(2 billion shares of $.001 par value Capital Stock authorized)      541,537,563

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      5,898,729

EXPENSES:

Management fee--Note 2(a)                                              746,272

Shareholder servicing costs--Note 2(b)                                 746,272

TOTAL EXPENSES                                                       1,492,544

INVESTMENT INCOME--NET                                               4,406,185

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                  11,845

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,418,030

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended October 31
                                           -------------------------------------
                                                     2003                  2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,406,185             8,694,533

Net realized gain (loss) on investments            11,845                    --

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    4,418,030             8,694,533

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (4,406,185)           (8,694,533)

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold               2,900,700,179         3,034,604,101

Dividends reinvested                               10,479                83,284

Cost of shares redeemed                    (2,974,315,288)       (2,839,641,214)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (73,604,630)          195,046,171

TOTAL INCREASE (DECREASE) IN NET ASSETS       (73,592,785)          195,046,171

NET ASSETS ($):

Beginning of Period                           615,141,815           420,095,644

END OF PERIOD                                 541,549,030           615,141,815

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods  indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                        Year Ended October 31,
                                                               --------------------------------------------------------------------
                                                                 2003           2002           2001           2000          1999
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .009           .016           .044           .055          .047

Distributions:

Dividends from investment income--net                           (.009)         (.016)         (.044)         (.055)        (.047)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00

TOTAL RETURN (%)                                                  .88           1.59           4.53           5.64          4.58

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .30            .30            .30            .30           .30

Ratio of net investment income
   to average net assets                                          .89           1.56           4.52           5.53          4.45

Net Assets, end of period ($ x 1,000)                         541,549        615,142        420,096        462,366       473,341

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional U.S. Treasury Money Market Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal and conservative investment risk by investing in direct obligations of the U.S. Treasury and repurchase agreements secured by such obligations.The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investment, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

(C)  REPURCHASE  AGREEMENTS:   The  fund  may  engage  in  repurchase  agreement
transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the

                                                                     The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2003, the components of accumulated earnings on a tax basis was substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2003 and October 31, 2002, respectively, were all ordinary income.

At October 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in
fact   paid   directly   by   the  Manager  to  the  non-interested  Directors.

(B) SHAREHOLDER SERVICING PLAN: Under the Shareholder Servicing Plan (the " Plan" ), the fund may pay up to .15% of the value of the average daily net assets to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended October 31, 2003, the fund was charged $746,272 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2003, the fund did not borrow under the line of credit.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Institutional U.S. Treasury Money Market Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional U.S. Treasury Money Market Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                             /s/KPMG LLP


New York, New York
December 10, 2003



IMPORTANT TAX INFORMATION (Unaudited)

For State individual income tax purposes, the fund hereby designates 59.54% of the ordinary income dividends paid during its fiscal year ended October 31, 2003 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)

Chairman of the Board (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

James Fitzgibbons (69)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Howes Leather Corporation, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

J. Tomlinson Fort (75)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP (1998-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Allegheny College, Trustee

* Pittsburgh Ballet Theatre, Trustee

* American College of Trial Lawyers, Fellow

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Kenneth A. Himmel (57)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, Related Urban Development, a real estate development company (1996-present)

* President and CEO, Himmel & Company, a real estate development company (1980-present)

* CEO, American Food Management, a restaurant company (1983-present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25


Stephen J. Lockwood (56)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* Affiliated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Roslyn Watson (54)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Benaree Pratt Wiley (57)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

* Mass Development, Director

* Commonwealth Institute, Director

* Efficacy Institute, Director

* PepsiCo Africa-America, Advisory Board

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS, EMERITUS BOARD MEMBER

FRANCIS P. BRENNAN, EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

Chief Investment Officer, Vice Chairman and a director of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 85 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since January 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director-Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

Senior Accounting Manager-Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.


ERIC D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 76 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Money Market Funds of the Manager, and an officer of 37 investment companies (comprised of 79 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE JULY 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                             The Fund

                     For More Information

                        Dreyfus Institutional
                        U.S. Treasury
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  930AR1003


INSERT 317

      Dreyfus
      Municipal Reserves

      ANNUAL REPORT October 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            18   Notes to Financial Statements

                            22   Independent Auditors' Report

                            23   Important Tax Information

                            24   Board Members Information

                            26   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                             Municipal Reserves

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Municipal Reserves covers the 12-month period from November 1, 2002, through October 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund' s portfolio manager, J. Christopher Nicholl.

Recent estimates of greater than expected U.S. Gross Domestic Product annualized growth during the third quarter of 2003 suggest that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have begun to increase spending and investment. After several years of falling interest rates, longer-term bond yields have begun to creep upward. However, the Federal Reserve Board has repeatedly affirmed its commitment to low short-term interest rates, and yields of tax-exempt money market instruments have remained near historical lows.

We have seen strong quarters before, only to be disappointed when growth proved unsustainable. Based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest investments that are right for your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 17, 2003




DISCUSSION OF FUND PERFORMANCE

J. Christopher Nicholl, Portfolio Manager

How did Dreyfus Municipal Reserves perform during the period?

For the 12-month period ended October 31, 2003, the fund's Investor shares produced a yield of 0.44% and, taking into account the effects of compounding, an effective yield of 0.44%. The fund's Class R shares provided a 0.64% yield and a 0.65% effective yield for the same period.(1)

We attribute the fund's performance primarily to declining interest rates, which reduced the yields of tax-exempt money market securities during the reporting period.

What is the fund's investment approach?

The fund seeks income, consistent with stability of principal, that is exempt from federal income tax. To pursue its goal, the fund invests at least 80% of its assets in tax-exempt municipal obligations, including short-term municipal debt securities. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases. The fund reserves the right to invest up to 20% of total assets in taxable money market securities, such as U.S. government obligations, U.S. and foreign bank and corporate obligations and commercial paper. Municipal bonds are typically of two types:

*GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

*REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

What other factors influenced the fund's performance?

Factors influencing the fund's performance during the reporting period included lower short-term interest rates, reduced tax revenues for most states and municipalities and, during the first half of the reporting period, a sluggish U.S. economy.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Although rising international tensions, corporate scandals and a declining stock market had taken their toll on the U.S. economy by the time the reporting period began, we began to see signs of stronger economic growth during the spring and summer of 2003. Most notably, U.S. gross domestic product increased from 1.4% during the first quarter of 2003 to 3.3% in the second quarter and a robust 8.2% in the third quarter. Although the unemployment rate also rose during much of the reporting period, it began to improve toward the reporting period's end. An increase in the number of temporary jobs was particularly encouraging, because businesses historically have hired temporary workers on a trial basis before adding full-time employees to their payrolls. In addition, retail, vehicle and home sales strengthened during the year, prompting a rebound in production, as evidenced by stronger manufacturing activity.

Despite these signs that the economy was gaining momentum, the Federal Reserve Board (the "Fed" ) continued to reduce short-term interest rates. In November 2002 and June 2003, the Fed reduced the benchmark federal funds rate by 50 and 25 basis points, respectively, to a 45-year low of 1%. As interest rates fell, so did the yields of most tax-exempt money market instruments.

Because of the weak U.S. economy, many states and municipalities have continued to grapple with budget deficits that arose from shortfalls in revenues from income taxes, sales taxes and capital gains taxes. In many cases, municipalities have turned to the tax-exempt bond market to bridge the gap between projected and actual revenues, resulting in a larger volume of newly-issued, short-term tax-exempt securities compared to the same period one year earlier. Despite robust investor demand for such securities, the rising supply put upward pressure on yields. As a result, returns from tax-exempt money market instruments were higher than average compared to their taxable counterparts for much of the reporting period.

What is the fund's current strategy?

We have continued to favor securities from states, such as Illinois, Texas and Colorado, where we believe government officials are doing a good job of controlling spending and managing finances. In our view, these states enjoy relatively healthy economies, a history of balanced budgets and diversified economic bases. In addition, we have tended to favor municipalities that are less dependent on state aid and derive more of their revenue from local property taxes, which we believe is a more stable source. Finally, the fund ended the reporting period with a weighted average maturity in a range we consider slightly shorter than average, which is designed to give us flexibility to capture potential investment opportunities.

November 17, 2003

 (1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

October 31, 2003


STATEMENT OF INVESTMENTS

                                                                                               Principal
TAX EXEMPT INVESTMENTS--100.4%                                                                Amount ($)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ALABAMA--7.2%

Alabama Special Care Facilities Financing Authority

   Hospital Health Care Facilities Revenue, VRDN
   (Montgomery Hospital) .89% (Insured;
   FGIC and Liquidity Facility; FGIC)                                                         4,700,000  (a)           4,700,000

Daphne-Villa Mercy Special Care Facilities

  Financing Authority, Revenue, VRDN (Mercy

   Medical Project) 1.01% (LOC; AmSouth Bank)                                                 4,400,000  (a)           4,400,000

Port City Medical Clinic Board
   Health Care Facilities Revenue

   VRDN (Infirmary Health Systems):
      Series A 1.07% (Insured; AMBAC and Liquidity Facility:
         Bank of Nova Scotia and KBC Bank)                                                    6,000,000  (a)           6,000,000

      Series B 1.07% (Insured; AMBAC and Liquidity Facility:
         Bank of Nova Scotia and KBC Bank)                                                    5,000,000  (a)           5,000,000

ALASKA--.9%

Alaska Industrial Development Authority
  Health Care Facilities Revenue, VRDN
  (Providence Medical Office Building)

   .95% (LOC; KBC Bank)                                                                       2,530,000  (a)           2,530,000

ARIZONA--5.0%

Maricopa County Industrial Development Authority
  MFHR, VRDN (Grand Victoria Housing LLC Project)

   1.10% (Insured; FNMA and Liquidity Facility; FNMA)                                         4,000,000  (a)           4,000,000

Phoenix Civic Improvement Corporation
   Water System Revenue, CP .84%,
   11/12/2003 (LOC; Dexia Credit Locale)                                                     10,000,000               10,000,000

CALIFORNIA--1.3%

State of California, RAN
   2%, 6/23/2004 (LOC; Nordbanken)                                                            3,600,000                3,621,415

COLORADO--6.7%

Central Platte Valley Metropolitan District, GO Notes

   1.55%, 12/1/2003 (LOC; U.S. Bank NA)                                                       3,000,000                3,000,000

Commerce City Northern Infrastructure
   General Improvement District, GO Notes, Refunding

   1.55%, 12/1/2003 (LOC; U.S. Bank NA)                                                       5,500,000                5,500,000

Dove Valley Metropolitan District Arapahoe County
   GO Notes:

      1.20%, 11/1/2003 (LOC; BNP Paribas)                                                     2,545,000                2,545,000

      1.20%, 11/1/2004 (LOC; BNP Paribas)                                                     2,545,000                2,545,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

COLORADO (CONTINUED)

Interstate South Metropolitan District
  GO Notes, Refunding:

      1.20%, 11/1/2003 (LOC; BNP Paribas)                                                       975,000                   975,000

      1.20%, 11/1/2004 (LOC; BNP Paribas)                                                       975,000                   975,000

Superior Metropolitan District Number 3, GO Notes

  Refunding and Improvement

   1.55%, 12/1/2003 (LOC; U.S. Bank NA)                                                       3,240,000                 3,240,000

FLORIDA--4.1%

Broward County Housing Finance Authority, MFHR

  Refunding, VRDN (Waters Edge Project)

   1.05% (Insured; FNMA)                                                                      6,740,000  (a)           6,740,000

Florida Housing Finance Agency, MFMR, VRDN

   (Town Colony Associates)
   1.10% (LOC; Credit Suisse)                                                                 4,800,000  (a)           4,800,000

GEORGIA--2.0%

Athens-Clarke County Unified Government
   Development Authority Revenue, VRDN
   (University of Georgia
   Athletic Association Project)
   1.15% (LOC; Bank of America)                                                               2,000,000  (a)           2,000,000

De Kalb County Development Authority

  Private Schools Revenue, VRDN

   (Marist School Inc. Project)
   1.05% (LOC; SunTrust Bank)                                                                 3,500,000  (a)           3,500,000

IDAHO--.8%

Idaho Health Facilities Authority
  Health Care Facilities Revenue

  VRDN, Aces-Pooled Financing Program

   .99% (LOC; Bank of Idaho)                                                                  2,300,000  (a)           2,300,000

ILLINOIS--19.7%

City of Chicago, GO Notes

   1.10%, 2/5/2004 (LOC; Bank of Montreal)                                                    5,000,000                 5,000,000

Illinois Development Finance Authority, VRDN:

  IDR (Heritage Tool and Manufacturing Inc.)

      1.20% (LOC; Bank of Montreal)                                                           4,285,000  (a)           4,285,000

   MFHR, Refunding (Orleans-Illinois Project)

      1.10% (Insured; FSA and Liquidity Facility;
      The Bank of New York)                                                                  12,000,000  (a)          12,000,000

                                                                                                           The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ILLINOIS (CONTINUED)

Illinois Educational Facilities Authority
   Recreational Revenue, VRDN
   (Shedd Aquarium Society)
   1.10% (LOC; Bank One)                                                                      8,700,000  (a)           8,700,000

Illinois Health Facilities Authority, Revenue, VRDN:

  (Decatur Memorial Hospital Project)

    1.01% (Insured; MBIA and Liquidity Facility;

      Northern Trust Co.)                                                                     5,200,000  (a)           5,200,000

   (Memorial Medical Center)

      1.10% (LOC; KBC Bank)                                                                   2,400,000  (a)           2,400,000

   (Rush Presbyterian Medical Center)

      1.05% (LOC; Northern Trust Co.)                                                         3,800,000  (a)           3,800,000

   (The Carle Foundation)

      1.08% (Insured; AMBAC and
      Liquidity Facility; Northern Trust Co.)                                                 4,000,000  (a)           4,000,000

Illinois Student Assistance Commission, SLR

   VRDN 1.08% (LOC; Bank One)                                                                 3,400,000  (a)           3,400,000

Jackson-Union Counties Regional Port District

  Port Facilities Revenue, Refunding, VRDN

   (Enron Transportation Services)
   1.01% (LOC; Wachovia Bank)                                                                 6,600,000  (a)           6,600,000

INDIANA--5.0%

Indiana Health Facilities Financing Authority
  Health Care Facilities Revenue, VRDN
  Capital Access Designated Program

   1.05% (LOC; Comerica Bank)                                                                 2,720,000  (a)           2,720,000

City of Seymour, EDR, VRDN

  (Pedcor Investments Project)

   1.11% (LOC; FHLB)                                                                          3,959,000  (a)           3,959,000

City of Wabash, EDR, VRDN

  (Wabash Alloys Project)

   1.07% (LOC; Fleet National Bank)                                                           7,250,000  (a)           7,250,000

IOWA--1.1%

Iowa Finance Authority
  Health Care Facilities Revenue, VRDN

  (Wheaton Franciscan Services)

  1.07% (Insured; MBIA and Liquidity Facility;

   JPMorgan Chase Bank)                                                                       3,100,000  (a)           3,100,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

KENTUCKY--.6%

Ohio County, PCR, VRDN

  (Big Rivers Electric Corp. Project)

   1.07% (Insured; AMBAC and Liquidity
   Facility; Credit Suisse)                                                                   1,700,000  (a)           1,700,000

LOUISIANA--5.0%

Plaquemines Port Harbor and Terminal District
  Port Facilities Revenue
  (International Marine Terminal Project)

   1.10%, 3/15/2004 (LOC; KBC Bank)                                                           5,000,000                5,000,000

South Louisiana Port Commission
   Port Revenue, VRDN (Holnam Inc. Project)
   1.06% (LOC; Wachovia Bank)                                                                 9,000,000  (a)           9,000,000

MASSACHUSETTS--10.7%

Massachusetts Development Finance Agency

   Health Care Facilities Revenue, VRDN
   (Loomis Communities)
   1% (LOC; ABN-AMRO)                                                                         2,400,000  (a)           2,400,000

Massachusetts Health and Educational Facilities

  Authority, College and University Revenue, VRDN:

    (Boston University) .94%

         (LOC; State Street Bank and Trust Co.)                                               4,200,000  (a)           4,200,000

      Capital Asset Program 1%
         (LOC; Fleet National Bank)                                                           2,000,000  (a)           2,000,000

      (Harvard University) 1%                                                                 6,100,000  (a)           6,100,000

Massachusetts Industrial Finance Agency
   College and University Revenue, VRDN, Refunding
   (Showa Women's Institute Inc.)

   1.20% (LOC; The Bank of New York)                                                          6,200,000  (a)           6,200,000

Massachusetts Water Resources Authority
   Water Revenue, Refunding, VRDN 1.05%
   (Insured; FGIC and Liquidity Facility; FGIC)                                               2,800,000  (a)           2,800,000

Town of Pembroke, GO Notes,
   BAN 2%, 8/5/2004                                                                           3,000,000                3,022,087

Route 3 North Transit Improvement Association, LR

  VRDN 1.10% (Insured; AMBAC and Liquidity

   Facility; Dexia Credit Local)                                                              3,400,000  (a)           3,400,000

                                                                                                          The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MICHIGAN--2.1%

Michigan Building Authority, Revenue, CP
  .98%, 12/11/2003

   (LOC; The Bank of New York)                                                                6,000,000                6,000,000

MISSISSIPPI--1.6%

County of Jackson, GO Notes, Refunding

   (Crevron Corp.) .85%, 2/2/2004                                                             4,220,000                4,220,000

Noxubee County, IDR, VRDN

  (Barge Forest Products Project)

   2.10% (LOC; AmSouth Bank)                                                                    380,000  (a)             380,000

NEW JERSEY--1.4%

New Jersey Sports and Exposition Authority

   Recreational Revenue, VRDN 1%
   (Insured; MBIA and Liquidity Facility; Credit Suisse)                                      3,900,000  (a)           3,900,000

NEW MEXICO--1.2%

City of Santa Fe, Gross Receipts Tax Revenue, VRDN

   (Wastewater Systems) 1.08% (LOC; BNP Paribas)                                              3,300,000  (a)           3,300,000

NEVADA--1.4%

Clark County, Airport Revenue, VRDN

   .89% (LOC; Bayerische Landesbank)                                                          3,800,000  (a)           3,800,000

OHIO--6.1%

Ohio State Turnpike Commission, Turnpike Revenue

   5.75%, 2/15/2004                                                                           6,100,000  (b)           6,307,710

Ohio State University, Educational Revenue, CP:

   .92%, 2/17/2004                                                                            7,000,000                7,000,000

   .95%, 3/9/2004                                                                             4,000,000                4,000,000

PENNSYLVANIA--.4%

Lehigh County Industrial Development Authority, PCR

  VRDN (Allegheny Electric Cooperative)

   1.10% (LOC; Rabobank)                                                                      1,020,000  (a)           1,020,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TEXAS--7.4%

Grand Prairie Independent
  School District, GO Notes

   4%, 2/15/2004 (Insured; FSA)                                                               4,300,000                4,337,793

Northside Independent School District, GO Notes

  1.02%, 6/15/2004 (Insured; PSF Guaranteed and

   Liquidity Facility; Bank of America)                                                       3,000,000  (b)           3,000,000

Pasadena Independent School District, GO Notes

  1.35%, 4/1/2004 (Insured; PSF Guaranteed and

   Liquidity Facility; WestLB AG)                                                             2,500,000                2,500,000

State of Texas, TRAN 2%, 8/31/2004                                                           11,000,000               11,074,085

WASHINGTON--6.0%

Washington Housing Finance Commission, VRDN:

  MFHR (Anchor Village Apartments Project)

      1.10% (Insured; FNMA)                                                                  10,750,000  (a)          10,750,000

   MFMR (Wandering Creek Project)

      1.10% (Insured; FHLMC and
      Liquidity Facility; FHLMC)                                                              5,300,000  (a)           5,300,000

Washington Public Power Supply System
   Electrical Revenue, Refunding, VRDN
   (Project Number 2) 1.07% (Insured; MBIA

   and Liquidity Facility; Credit Suisse)                                                       700,000  (a)             700,000

WISCONSIN--2.7%

University of Wisconsin Hospitals and Clinics Authority

   Health Care Facilities Revenue, VRDN
   1.08% (Insured; MBIA and LOC; U.S. Bank NA)                                                7,600,000  (a)           7,600,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $281,797,090)                                                            100.4%              281,797,090

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.4%)              (1,242,742)

NET ASSETS                                                                                       100.0%              280,554,348

                                                                                                         The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                          Assurance Corporation

BAN                       Bond Anticipation Notes

CP                        Commercial Paper

EDR                       Economic Development Revenue

FGIC                      Financial Guaranty Insurance
                          Company

FHLB                      Federal Home Loan Bank

FHLMC                     Federal Home Loan Mortgage
                          Corporation

FNMA                      Federal National Mortgage
                          Association

FSA                       Financial Security Assurance

GO                        General Obligation

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                          Assurance Insurance
                          Corporation

MFHR                      Multi-Family Housing Revenue

MFMR                      Multi-Family Mortgage Revenue

PCR                       Pollution Control Revenue

PSF                       Permanent School Fund

RAN                       Revenue Anticipation Notes

SLR                       Student Loan Revenue

TRAN                      Tax and Revenue Anticipation
                          Notes

VRDN                      Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+, F1                          VMIG1, MIG1, P1                 SP1+, SP1, A1+, A1                               92.2

AAA, AA,A(c)                     Aaa, Aa,A(c)                    AAA, AA,A(c)                                      7.8

                                                                                                                 100.0

(A) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES
    WHICH ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND  INTEREST  ON THE
    MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(C) NOTES WHICH ARE NOT F, MIG AND SP RATED ARE REPRESENTED BY BOND RATINGS OF
    THE ISSUERS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           281,797,090   281,797,090

Cash                                                                  1,989,585

Interest receivable                                                     537,692

                                                                    284,324,367

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   126,035

Payable for investment securities purchased                           3,520,000

Dividends payable                                                       121,236

Payable for shares of Capital Stock redeemed                              1,969

Interest payable--Note 3                                                    779

                                                                      3,770,019

NET ASSETS ($)                                                      280,554,348

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     280,558,848

Accumulated net realized gain (loss) on investments                     (4,500)

NET ASSETS ($)                                                      280,554,348

NET ASSET VALUE PER SHARE

                                                                                             Investor Shares        Class R Shares
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                                                    31,310,863            249,243,485

Shares Outstanding                                                                                31,312,617            249,246,231

NET ASSET VALUE PER SHARE ($)                                                                           1.00                   1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                      The Fund
STATEMENT OF OPERATIONS

Year Ended October 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,116,245

EXPENSES:

Management fee--Note 2(a)                                            1,789,776

Distribution fees (Investor Shares)--Note 2(b)                          78,113

Interest expense--Note 3                                                10,606

TOTAL EXPENSES                                                       1,878,495

INVESTMENT INCOME--NET                                               2,237,750

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                 (2,787)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,234,963

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                             -----------------------------------
                                                     2003                 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,237,750            3,999,173

Net realized gain (loss) on investments            (2,787)               6,631

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,234,963             4,005,804

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor shares                                 (174,081)            (286,360)

Class R shares                                (2,063,669)          (3,712,813)

TOTAL DIVIDENDS                               (2,237,750)          (3,999,173)

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold:

Investor shares                               118,427,509         104,290,939

Class R shares                                694,361,504         707,162,037

Dividends reinvested:

Investor shares                                   129,832            272,694

Class R shares                                    145,926            303,447

Cost of shares redeemed:

Investor shares                             (119,147,931)         (99,617,685)

Class R shares                              (762,363,992)        (731,461,176)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (68,447,152)         (19,049,744)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (68,449,939)         (19,043,113)

NET ASSETS ($):

Beginning of Period                           349,004,287          368,047,400

END OF PERIOD                                 280,554,348          349,004,287

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                    Year Ended October 31,
                                                                 -------------------------------------------------------------------
INVESTOR SHARES                                                  2003           2002           2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .004           .009           .026           .033          .025

Distributions:

Dividends from investment income--net                            (.004)         (.009)         (.026)         (.033)        (.025)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00

TOTAL RETURN (%)                                                  .44            .87           2.60           3.38          2.57

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                          .70            .70            .70            .70           .70

Ratio of interest expense
   to average net assets                                         .00(a)          .01            .01            .01            --

Ratio of net investment income
   to average net assets                                         .45             .86           2.64           3.35          2.54

Net Assets, end of period ($ X 1,000)                         31,311          31,902         26,955         39,694        30,689

(A) AMOUNT REPRESENTS LESS THAN .01% PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                       Year Ended October 31,
                                                                 -------------------------------------------------------------------
CLASS R SHARES                                                   2003           2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .006           .011           .028           .035          .027

Distributions:

Dividends from investment income--net                            (.006)         (.011)         (.028)         (.035)        (.027)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00

TOTAL RETURN (%)                                                  .65           1.07           2.78           3.59          2.77

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                          .50            .50            .50            .50           .50

Ratio of interest expense
   to average net assets                                          .00(a)         .01            .01            .01            --

Ratio of net investment income
   to average net assets                                          .65           1.07           2.72           3.52          2.74

Net Assets, end of period ($ X 1,000)                         249,243        317,102        341,092        264,215       287,117

(A) AMOUNT REPRESENTS LESS THAN .01% PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Municipal Reserves (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the Company" ) which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering sixteen series including the fund. The fund's investment objective is to seek income, consistent with stability of principal, that is exempt from federal income tax. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A, (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of
investments    represents    amortized    cost.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2003, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2003 and October 31, 2002, respectively, were all tax exempt income.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2003. If not applied, $1,713 of the carryover expires in fiscal 2005 and $2,787 expires in fiscal 2011.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At October 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund.

These fees and  expenses  are charged and  allocated to each series based on net
assets. Amounts   required  to  be  paid  by  the  Company   directly  to  the
non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution Plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of the average daily net assets (currently limited by the Company's Board of Directors to .20% ) attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and activities primarily intended to result in the sale of Investor shares. During the period ended October 31, 2003, Investor shares were charged $78,113 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average amount of borrowings outstanding under the line of credit during the period ended October 31, 2003 was approximately $634,700 with a related weighted average annualized interest rate of 1.67%.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Reserves (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Reserves of The Dreyfus/Laurel Funds, Inc. as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                /s/KPMG LLP


New York, New York
December 10, 2003



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended October 31, 2003 as " exempt-interest dividends" (not generally subject to regular federal income tax).

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (60)

CHAIRMAN OF THE BOARD (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

JAMES FITZGIBBONS (69)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Howes Leather Corporation, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

J. TOMLINSON FORT (75)

BOARD MEMBER (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP (1998-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Allegheny College, Trustee

* Pittsburgh Ballet Theatre, Trustee

* American College of Trial Lawyers, Fellow

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

KENNETH A. HIMMEL (57)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, Related Urban Development, a real estate development company (1996-present)

* President and CEO, Himmel & Company, a real estate development company (1980-present)

* CEO, American Food Management, a restaurant company (1983-present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25


STEPHEN J. LOCKWOOD (56)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* Affiliated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ROSLYN WATSON (54)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*  Principal,   Watson  Ventures,   Inc.,  a  real  estate  investment   company
   (1993-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

BENAREE PRATT WILEY (57)

BOARD MEMBER (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Partnership, an organization dedicated to increasing the Representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

* Mass. Development, Director

* Commonwealth Institute, Director

* Efficacy Institute, Director

* PepsiCo Africa-America, Advisory Board

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS, EMERITUS BOARD MEMBER

FRANCIS P. BRENNAN, EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 85 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director-Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 76 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1992.


ROBERT ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Money Market Funds of the Manager, and an officer of 37 investment companies (comprised of 79 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  JULY 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                             The Fund

NOTES

                     For More Information

                        Dreyfus
                        Municipal Reserves
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  324AR1003


      Dreyfus Premier
      Balanced Fund

      ANNUAL REPORT October 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            16   Statement of Financial Futures

                            17   Statement of Securities Sold Short

                            18   Statement of Assets and Liabilities

                            19   Statement of Operations

                            20   Statement of Changes in Net Assets

                            22   Financial Highlights

                            27   Notes to Financial Statements

                            35   Independent Auditors' Report

                            36   Important Tax Information

                            37   Board Members Information

                            39   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                                  Balanced Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Balanced Fund covers the 12-month period from November 1, 2002, through October 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Douglas D. Ramos, CFA, who manages the equity component of the fund, and Gerald E. Thunelius, Director of the Dreyfus Taxable Fixed Income Team that manages the fixed-income component of the fund.

Recent estimates of greater than expected U.S. Gross Domestic Product annualized growth during the third quarter of 2003 suggest that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have begun to increase spending and investment. As a result, stocks have rallied, posting gains in virtually every market sector and capitalization range. Bonds have become more volatile in the strengthening economy, and those that are more sensitive to credit quality have generally outperformed those that respond more to changes in interest rates.

We have seen strong quarters before, only to be disappointed when growth proved unsustainable. Based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest investments that are right for your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 17, 2003




DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

Gerald E. Thunelius, Director, Dreyfus Taxable Fixed Income Tea

How did Dreyfus Premier Balanced Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2003, the fund produced total returns of 12.05% for Class A shares, 11.21% for Class B shares, 11.17% for Class C shares, 12.19% for Class R shares and 11.69% for Class T shares.(1) In comparison, the fund' s benchmark, a hybrid index composed of 60% Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and 40% Lehman Brothers Aggregate Bond Index ("Aggregate Index") provided a total return of 14.43% for the same period.(2) Separately, the S& P 500 Index and the Aggregate Index provided total returns of 20.79% and 4.90%, respectively, for the same period.

We attribute these results to a sharp rise in stock prices beginning in mid-March 2003 and mildly positive returns from bonds during the reporting period. Although the fund benefited from its emphasis on stocks over bonds compared to its hybrid index, the fund's stock holdings produced slightly weaker returns than the S&P 500 Index. The fund's underperformance in equities resulted from the fund's relatively light exposure to smaller, more speculative stocks, which led the market' s advance but generally failed to meet our disciplined investment criteria.

What is the fund's investment approach?

The fund is a balanced fund, with an allocation under normal circumstances of 60% stocks and 40% bonds, corresponding to the fund's benchmark. However, the fund is permitted to invest up to 75%, and as little as 40%, of its total assets in stocks, and up to 60%, and as little as 25%, of its total assets in bonds.

When allocating assets between stocks and bonds, we assess the relative returns and risks of each asset class, using a model that analyzes

                                                                     The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

several factors, including interest-rate-adjusted price-to-earnings ratios, the valuation and volatility levels of stocks relative to bonds, and economic factors such as interest rates.

What other factors influenced the fund's performance?

In anticipation of improving U.S. economic conditions, the fund allocated approximately 66% of the portfolio's assets to stocks and 34% of its assets to bonds. This approach boosted returns, particularly during the second half of the reporting period when stocks rose sharply. However, much of the equities market's strength was concentrated among smaller, more volatile stocks with weak fundamentals, many of which failed to meet the fund's investment criteria for financial quality and earnings growth. Accordingly, the fund shared in the stock market' s gains to a smaller degree than its benchmark.

Individual holdings in several industry groups contributed to the fund's strongly positive equity returns. Top performers included technology issues such as National Semiconductor, Intel, EMC and Jabil Circuit; financials such as Countrywide Financial, Fifth Third Bancorp and FleetBoston Financial; consumer discretionary holdings such as Best Buy, Staples, McDonald's, InterActive and
Target;   and   industrials  such  as  Caterpillar,  Danaher  and  Deere  & Co.
Disappointments included several health care holdings that suffered from company-specific problems, such as Biovail, HCA, IDEC Pharmaceuticals and Medimmune. The fund's performance also was undermined by a few holdings in other industry areas, such as Kraft Foods, the Federal Home Loan Mortgage Association, Viacom and Boeing.

In the fund' s bond portion, we generally invested in the market's various sectors in proportions that are similar to their representation in the Aggregate Index. This enabled the fund to participate in the strong rally enjoyed by corporate bonds during the reporting period as investors grew more comfortable assuming credit risks in an improving economy. At the same time, we set the bond portfolio' s average duration -- a measure of sensitivity to changing interest rates -- in a range we consider neutral relative to the Aggregate Index.

Compared to portfolios with longer average durations,  this strategy helped
the   fund    avoid    the   full    brunt   of   the    volatility    affecting
interest-rate-sensitive securities during July, when U.S. Treasury securities suffered one of the worst one-month declines in their history.

What is the fund's current strategy?

As of the end of the reporting period, we continue to emphasize stocks over bonds in light of sustained economic recovery. Among stocks, we have emphasized issues that appear well-positioned to benefit from ongoing economic growth, particularly in the technology, industrial and, to a lesser degree, consumer discretionary areas. The fund holds relatively light exposure to stocks in the traditionally defensive areas of health care and consumer staples, and among interest-rate-sensitive financials.

Among bonds, we have continued to maintain a generally index-neutral approach, which is designed to manage risks effectively while providing participation in the bond market' s returns. We believe this strategy is prudent as the bond market adjusts to a stronger economic environment.

November 17, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Balanced Fund Class R shares with the
Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Aggregate Bond Index and the Hybrid Index

EXHIBIT A:

              Dreyfus       Standard &
              Premier       Poor's 500      Lehman
              Balanced      Composite      Brothers
                Fund           Stock       Aggregate
   PERIOD     (Class R        Price          Bond       Hybrid
               shares)        Index *       Index *    Index *

  10/31/93     10,000         10,000        10,000     10,000
  10/31/94     10,068         10,386        9,633      10,085
  10/31/95     12,229         13,129        11,141     12,314
  10/31/96     14,551         16,290        11,792     14,381
  10/31/97     18,270         21,520        12,841     17,663
  10/31/98     21,261         26,256        14,040     20,655
  10/31/99     24,399         32,993        14,114     23,879
  10/31/00     24,852         34,999        15,145     25,447
  10/31/01     20,769         26,288        17,350     23,129
  10/31/02     18,197         22,319        18,372     21,579
  10/31/03     20,414         26,959        19,272     24,693

* Source: Lipper Inc.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS R SHARES OF DREYFUS PREMIER BALANCED FUND ON 10/31/03 TO A $10,000 INVESTMENT MADE ON THAT DATE IN EACH OF THE FOLLOWING: THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "S&P 500 INDEX"); THE LEHMAN BROTHERS AGGREGATE BOND INDEX (THE "AGGREGATE BOND INDEX"); AND AN UNMANAGED HYBRID INDEX COMPOSED OF 60% S&P 500 INDEX AND 40% AGGREGATE BOND INDEX (THE "HYBRID INDEX"). ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. THE HYBRID INDEX IS CALCULATED ON A YEAR-TO-YEAR BASIS. PERFORMANCE FOR CLASS A, CLASS B, CLASS C AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES, AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS. ALL INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns as of 10/31/03

                                                      Inception                                                          From
                                                        Date             1 Year           5 Years       10 Years       Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                         4/14/94         5.65%            (2.21)%       --           7.29%
WITHOUT SALES CHARGE                                      4/14/94        12.05%            (1.04)%       --           7.95%

CLASS B SHARES
WITH APPLICABLE REDEMPTIONCHARGE ((+))                   12/19/94         7.21%            (2.12)%       --           7.75%((+)(+))
WITHOUT REDEMPTION                                       12/19/94        11.21%            (1.78)%       --           7.75%((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))            12/19/94        10.17%            (1.79)%       --           7.52%
WITHOUT REDEMPTION                                       12/19/94        11.17%            (1.79)%       --           7.52%

CLASS R SHARES                                                           12.19%            (0.81)%      7.40%         7.49%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                       8/16/99         6.62%               --          --          (5.27)%
WITHOUT SALES CHARGE                                      8/16/99        11.69%               --          --          (4.23)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
       AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE
          END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
             1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

October 31, 2003



COMMON STOCKS--68.2%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY--9.0%

Best Buy                                                                                         35,000  (a)           2,040,850

Carnival                                                                                         52,800                1,843,248

Clear Channel Communications                                                                     47,000                1,918,540

Comcast, Cl. A                                                                                   24,937  (a)             845,863

Disney (Walt)                                                                                    53,000                1,199,920

General Motors                                                                                   20,000  (b)             853,400

Hilton Hotels                                                                                    56,000                  887,040

Home Depot                                                                                       71,000                2,631,970

InterActiveCorp                                                                                  48,100  (a)           1,765,751

Johnson Controls                                                                                 17,000                1,828,010

Lamar Advertising                                                                                40,000  (a)           1,212,000

Liberty Media                                                                                   129,000  (a)           1,301,610

McDonald's                                                                                       94,000                2,350,940

Staples                                                                                          34,800  (a)             933,336

TJX Cos                                                                                         120,000                2,518,800

Target                                                                                           46,900                1,863,806

Time Warner                                                                                     103,300  (a)           1,579,457

Toyota Motor, ADR                                                                                19,000                1,102,380

Viacom, Cl. B                                                                                    74,000                2,950,380

                                                                                                                      31,627,301

CONSUMER STAPLES--5.7%

Altria Group                                                                                     80,800                3,757,200

Coca-Cola                                                                                        55,900                2,593,760

Kraft Foods                                                                                      35,000                1,018,500

PepsiCo                                                                                          59,400                2,840,508

Procter & Gamble                                                                                 40,500                3,980,745

Wal-Mart Stores                                                                                 102,100                6,018,795

                                                                                                                      20,209,508

ENERGY--3.8%

Devon Energy                                                                                     46,826                2,271,061

Exxon Mobil                                                                                     155,200                5,677,216

Schlumberger                                                                                     47,000                2,207,590

XTO Energy                                                                                      140,900                3,335,103

                                                                                                                      13,490,970

FINANCIAL--14.2%

ACE                                                                                              29,000                1,044,000

American Express                                                                                 38,000                1,783,340


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL (CONTINUED)

American International Group                                                                     84,700                5,152,301

Bank of America                                                                                  35,000                2,650,550

Bank of New York                                                                                 64,300                2,005,517

Bank One                                                                                         28,000                1,188,600

CIT Group                                                                                        58,000                1,949,960

Capital One Financial                                                                            15,000                  912,000

Citigroup                                                                                       144,700                6,858,780

Countrywide Financial                                                                            23,000                2,417,760

Federal Home Loan Mortgage Association                                                           22,000                1,234,860

Federal National Mortgage Association                                                            40,900                2,932,121

FleetBoston Financial                                                                            35,000                1,413,650

Goldman Sachs Group                                                                              12,300                1,154,970

J.P. Morgan Chase & Co.                                                                          41,600                1,493,440

MBNA                                                                                            122,850                3,040,538

Marsh & McLennan Cos.                                                                            30,000                1,282,500

Merrill Lynch                                                                                    13,000                  769,600

Morgan Stanley                                                                                   35,000                1,920,450

National City                                                                                    24,000                  783,840

St. Paul Cos.                                                                                    29,100                1,109,583

Travelers Property Casualty, Cl. A                                                               66,868                1,089,948

U.S. Bancorp                                                                                     59,000                1,605,980

Washington Mutual                                                                                26,000                1,137,500

Wells Fargo                                                                                      54,400                3,063,808

                                                                                                                      49,995,596

HEALTH CARE--6.1%

Abbott Laboratories                                                                              26,300                1,120,906

Amgen                                                                                            44,000  (a)           2,717,440

Bard (C.R.)                                                                                      11,000                  880,550

Becton, Dickinson & Co.                                                                          25,000                  914,000

Bristol-Myers Squibb                                                                             40,300                1,022,411

Johnson & Johnson                                                                                44,300                2,229,619

Lilly (Eli) & Co.                                                                                24,100                1,605,542

Merck & Co.                                                                                      43,100                1,907,175

Novartis, ADR                                                                                    28,000                1,074,360

Pfizer                                                                                          112,700                3,561,320

St. Jude Medical                                                                                 20,000  (a)           1,163,200

Teva Pharmaceutical Industries, ADR                                                              18,000                1,024,020

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Wyeth                                                                                            52,000                2,295,280

                                                                                                                      21,515,823

INDUSTRIALS--8.6%

CSX                                                                                              35,000                1,113,700

Caterpillar                                                                                      29,500                2,161,760

Danaher                                                                                          27,000                2,236,950

Deere & Co.                                                                                      25,000                1,515,500

Emerson Electric                                                                                 23,000                1,305,250

General Electric                                                                                254,600                7,385,946

Honeywell International                                                                          38,000                1,163,180

Illinois Tool Works                                                                              21,000                1,544,550

Ingersoll-Rand, Cl. A                                                                            43,000                2,597,200

Rockwell Collins                                                                                 28,000                  768,600

Ryanair Holdings, ADR                                                                            36,000  (a,b)         1,854,000

3M                                                                                               20,200                1,593,174

Tyco International                                                                               59,000                1,231,920

United Parcel Service, Cl. B                                                                     19,000                1,377,880

United Technologies                                                                              15,000                1,270,350

Waste Management                                                                                 50,000                1,296,000

                                                                                                                      30,415,960

INFORMATION TECHNOLOGY--14.3%

Accenture, Cl. A                                                                                 60,000  (a)           1,404,000

Agere Systems, Cl. A                                                                            360,000  (a)           1,252,800

Applied Materials                                                                                68,000  (a)           1,589,160

Cisco Systems                                                                                   187,700  (a)           3,937,946

Computer Sciences                                                                                30,000  (a)           1,188,600

Dell                                                                                             82,900  (a)           2,994,348

EMC                                                                                             133,000  (a)           1,840,720

First Data                                                                                       38,000                1,356,600

Hewlett-Packard                                                                                  65,640                1,464,428

Intel                                                                                           211,300                6,983,465

International Business Machines                                                                  36,200                3,239,176

Jabil Circuit                                                                                    75,000  (a)           2,088,750

Micron Technology                                                                                50,000  (a)             717,000

Microsoft                                                                                       318,800                8,336,620

Motorola                                                                                        101,000                1,366,530


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INFORMATION TECHNOLOGY (CONTINUED)

National Semiconductor                                                                           32,000  (a)           1,300,160

Nokia Oyj, ADR                                                                                   67,000                1,138,330

Oracle                                                                                          202,100  (a)           2,417,116

QUALCOMM                                                                                         17,000                  807,500

SAP, ADR                                                                                         22,000                  803,880

Taiwan Semiconductor Manufacturing, ADR                                                          72,300  (a)             799,638

Teradyne                                                                                         52,500  (a)           1,195,950

VeriSign                                                                                         81,000  (a)           1,285,470

Xilinx                                                                                           38,000  (a)           1,204,600

                                                                                                                      50,712,787

MATERIALS--2.7%

Air Products & Chemicals                                                                         26,000                1,180,660

Alcoa                                                                                            42,600                1,344,882

du Pont (E.I) de Nemours                                                                         15,000                  606,000

International Paper                                                                              43,000                1,692,050

PPG Industries                                                                                   23,000                1,325,950

Praxair                                                                                          27,900                1,941,282

Weyerhaeuser                                                                                     23,000                1,385,290

                                                                                                                       9,476,114

TELECOMMUNICATION SERVICES--1.9%

BellSouth                                                                                        54,500                1,433,895

SBC Communications                                                                               64,700                1,551,506

Telefonos de Mexico, ADR                                                                         35,000                1,125,250

Verizon Communications                                                                           73,000                2,452,800

                                                                                                                       6,563,451

UTILITIES--1.9%

Exelon                                                                                           29,000                1,840,050

FPL Group                                                                                        17,000                1,083,580

Progress Energy                                                                                  18,000                  775,800

Southern                                                                                         39,000                1,162,200

TXU                                                                                              45,000                1,026,900

Wisconsin Energy                                                                                 25,000                  818,750

                                                                                                                       6,707,280

TOTAL COMMON STOCKS

   (cost $208,166,017)                                                                                               240,714,790

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES--34.6%                                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE AND DEFENSE--.1%

Boeing Capital,

   Sr. Notes, 4.75%, 8/25/2008                                                                  421,000                  433,888

AIRLINES--.0%

Continental Airlines,

  Pass-Through Ctfs.,

   Ser. 1998-1, Cl. A , 6.648%, 9/15/2017                                                        65,012                   63,588

ASSET-BACKED CERTIFICATES--.4%

MBNA Credit Card Master Note Trust,

   Ser. 2002-C1, Cl. C1, 6.8%, 7/15/2014                                                      1,228,300                1,322,435

AUTO MANUFACTURING--.1%

General Motors,

   Sr. Notes, 7.125%, 7/15/2013                                                                 409,000  (b)             426,360

BANKS--.1%

Dresdner Funding Trust I,

   Bonds, 8.151%, 6/30/2031                                                                     275,000  (c)             303,807

BEVERAGES--.1%

Miller Brewing,

   Notes, 4.25%, 8/15/2008                                                                      400,000  (b,c)           404,375

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--.5%

Chase Commerical Mortgage Securities Corp,

   Ser. 2001-245, Cl. A1, 5.974%, 2/12/2016                                                   1,629,600  (c)           1,743,900

COMPUTERS--.6%

Hewlett-Packard,

   Notes, 5.75%, 12/15/2006                                                                   1,365,000                1,475,469

International Business Machines,

   Notes, 4.75%, 11/29/2012                                                                     620,000                  621,112

                                                                                                                       2,096,581

COSMETICS/PERSONAL CARE--.2%

Kimberly-Clark,

   Notes, 5%, 8/15/2013                                                                         760,000                  775,550

DIVERSIFIED FINANCIAL SERVICES--.1%

Ford Motor Credit,

   Notes, A306 6.5%, 1/25/2007                                                                  408,000                  421,274

ELECTRIC UTILITIES--.6%

Consolidated Edison of New York,

   Debs., 4.875%, 2/1/2013                                                                    1,075,000  (b)           1,078,890

Entergy Arkansas,

   First Mtg., 5.4%, 5/1/2018                                                                   385,000  (c)             368,963


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES (CONTINUED)

Public Service Colorado,

   4.875%, 3/1/2013                                                                             541,000                  537,364

                                                                                                                       1,985,217

ELECTRIC COMPONENTS & EQUIPMENT--.2%

Emerson Electric,

   Bonds, 4.5%, 5/1/2013                                                                        685,000                  666,680

FINANCIAL SERVICES--.3%

SLM,

   Notes, 5%, 10/1/2013                                                                       1,026,000                1,016,255

INSURANCE--.2%

Metlife,

   Sr. Notes, 5.375%, 12/15/2012                                                                535,000  (b)             550,544

MANUFACTURING--.2%

General Electric,

   Notes, 5%, 2/1/2013                                                                          641,000                  646,246

MINING & METALS--.2%

Alcoa,

   Notes, 6%, 1/15/2012                                                                         777,000                  845,254

OFFICE/BUSINESS EQUIPMENT--.5%

Pitney Bowes,

   Notes, 4.75%, 5/15/2018                                                                    1,715,000                1,629,403

PHARMACEUTICAL--.1%

Lilly (Eli) & Co.,

   Notes, 4.5%, 3/15/2018                                                                       374,000                  347,223

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--.4%

Residential Asset Mortgage Products

   Ser. 2003-RS8, Cl. A4, 4.223%, 10/25/2028                                                  1,600,000                1,548,624

STRUCTURED INDEX--4.2%

Morgan Stanley TRACERS:

   Ser. 2002-1 , 5.878%, 3/1/2007                                                             7,105,000  (c,d)         7,631,012

   Ser. 2001-1 , 7.22%, 9/15/2011                                                               992,000  (c,d)         1,128,056

   Ser. 2001-1 , 7.252%, 9/15/2011                                                              682,000  (c,d)           775,538

   Ser. 2000-1, 6.799%, 6/15/2012                                                             4,704,000  (c,d)         5,213,086

                                                                                                                      14,747,692

TELECOMMUNICATIONS--.3%

British Telecommunications,

   Notes, 8.125%, 12/15/2010                                                                    289,000                  349,593

                                                                                                          The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS (CONTINUED)

France Telecom,

   Notes, 7.75%, 3/1/2011                                                                       231,000                  279,147

Verizon Florida,

   Debs., 6.125%, 1/15/2013                                                                     411,000                  436,279

                                                                                                                       1,065,019

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--25.2%

Federal National Mortgage Association:

  Mortgage-Backed:

      6.88%, 2/1/2028                                                                           749,283                  800,324

      6%, 8/1/2032                                                                            1,841,860                1,891,922

      6%, 10/1/2032                                                                           2,317,226                2,380,209

Government National Mortgage Association I,

   6%                                                                                         3,050,000  (e)           3,150,070

   6.5%                                                                                       1,400,000  (e)           1,466,052

   5.5%, 4/15/2033                                                                            5,672,921  (b)           5,752,715

   6%, 5/15/2028-3/15/2033                                                                   14,676,797               15,171,502

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                          2,829,785  (f)           3,050,583

U.S. Treasury Inflation Protection Securities:

   3.375%, 1/15/2007                                                                          2,454,655  (f)           2,679,178

   3.625%, 1/15/2008                                                                         37,834,219  (b,f,g)      42,063,173

U.S. Treasury Notes:

   3.25%, 5/31/2004                                                                           1,908,000  (b)           1,932,212

   7.5%, 2/15/2005                                                                            3,431,000  (b)           3,697,040

   6.25%, 2/15/2007                                                                           4,390,000  (b)           4,907,186

                                                                                                                      88,942,166

TOTAL BONDS AND NOTES

   (cost $121,457,206)                                                                                               121,982,081

OTHER INVESTMENTS--.4%                                                                           Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                       429,000  (h)             429,000

Dreyfus Institutional Cash Advantage Plus Fund                                                  429,000  (h)             429,000

Dreyfus Institutional Preferred Plus Money Market Fund                                          429,000  (h)             429,000

TOTAL OTHER INVESTMENTS

   (cost $1,287,000)                                                                                                   1,287,000


INVESTMENT OF CASH COLLATERAL FOR
   SECURITIES LOANED--5.1%                                                                       Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $17,892,071)                                                                        17,892,071               17,892,071

                                                                                              Principal
SHORT-TERM INVESTMENTS--.9%                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

..99%, 1/15/2004                                                                                 735,000                  733,662

1.04%, 2/05/2004                                                                              1,160,000                1,157,181

..98%, 4/15/2004                                                                               1,300,000  (i)           1,294,164

TOTAL SHORT-TERM INVESTMENTS

   (cost $3,184,639)                                                                                                   3,185,007
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $351,986,933)                                                             109.2%             385,060,949

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (9.2%)            (32,327,783)

NET ASSETS                                                                                        100.0%             352,733,166

(A) NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE  SECURITIES ARE ON LOAN. AT OCTOBER 31, 2003, THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $35,131,756 AND THE
     TOTAL  MARKET  VALUE  OF  THE  COLLATERAL  HELD  BY  FUND  IS  $36,095,850,
     CONSISTING OF CASH  COLLATERAL OF $17,892,071,  U.S.  GOVERNMENT AND AGENCY
     SECURITIES   VALUED  AT   $1,849,488   AND  LETTERS  OF  CREDIT  VALUED  AT
     $16,354,291.

(C)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1993.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS. AT OCTOBER 31,
     2003 THESE SECURITIES AMOUNT TO $17,568,737 OR 5.0% OF NET ASSETS.

(D) SECURITIES LINKED TO A PORTFOLIO OF INVESTMENT GRADE DEBT SECURITIES.

(E) PURCHASED ON A FORWARD COMMITMENT BASIS.

(F) PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSE IS  PERIODICALLY  ADJUSTED  BASED ON
    CHANGES TO THE CONSUMER PRICE INDEX.

(G) PARTIALLY HELD BY A BROKER AS COLLATERAL FOR OPEN SHORT POSITIONS.

(H) INVESTMENTS IN AFFILIATED MONEY MARKET MUTUAL FUNDS--SEE NOTE 2(C).

(I) PARTIALLY HELD BY A BROKER IN A SEGREGATED ACCOUNT FOR OPEN FINANCIAL
    FUTURES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF FINANCIAL FUTURES

October 31, 2003

                                                                                                                     Unrealized
                                                                 Market Value                                      Appreciation
                                                                   Covered by                                     (Depreciation)
                                            Contracts            Contracts ($)           Expiration            at 10/31/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard and Poor's 500                            15               3,935,625         December 2003                      67,875

U.S. Treasury 5 year Note                           3                 335,438         December 2003                         (24)

U.S. Treasury 10 year Note                        317              35,598,109         December 2003                    (175,610)

                                                                                                                       (107,759)

SEE NOTES TO FINANIAL STATEMENTS.


STATEMENT OF SECURITIES SOLD SHORT

October 31, 2003

COMMON STOCKS                                                 Shares   Value ($)
--------------------------------------------------------------------------------

Kraft Foods

   (proceeds $1,186,147)                                      43,000  1,251,300

                                                                      The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments 351,986,933 385,060,949
   (including securities on loan, valued at $35,131,756)
   --Note 1(b)

Cash                                                                    109,709

Receivable for investment securities sold                            25,819,591

Dividends and interest receivable                                     1,588,115

Receivable from brokers for proceeds on securities sold short         1,186,147

Receivable for shares of Capital Stock subscribed                       105,835

Paydowns receivable                                                      92,729

Receivable for futures variation margin--Note 3                          82,332

                                                                    414,045,407

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   462,447

Liability for securities on loan--Note 1(b)                          17,892,071

Payable for shares of Capital Stock redeemed                         34,395,699

Payable for investment securities purchased                           7,310,724

Securities sold short, at value (proceeds $1,186,147)
  --See Statement of Securities Sold Short                            1,251,300

                                                                     61,312,241

NET ASSETS ($)                                                      352,733,166

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     561,200,065

Accumulated undistributed investment income--net                      1,453,351

Accumulated net realized gain (loss) on investments                (242,821,354)

Accumulated net unrealized appreciation (depreciation)
  on investments [including ($107,759) net unrealized
  (depreciation) on financial futures]                               32,901,104

NET ASSETS ($)                                                      352,733,166

NET ASSET VALUE PER SHARE

                                           Class A               Class B              Class C             Class R      Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                         128,519,434           103,904,085           20,369,660            99,620,433     319,554

Shares Outstanding                      10,803,011             8,770,379            1,713,249             8,367,695      26,888
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE ($)                                11.90                 11.85                11.89                 11.91       11.88

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS
Year Ended October 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $7,193 foreign taxes withheld at source)      5,183,502

Interest                                                             4,248,160

Income on securities lending                                            28,714

TOTAL INCOME                                                         9,460,376

EXPENSES:

Management fee--Note 2(a)                                            4,472,994

Distribution and service fees--Note 2(b)                             1,661,584

Dividends on securities sold short                                      14,540

Loan commitment fees--Note 4                                             6,979

TOTAL EXPENSES                                                       6,156,097

INVESTMENT INCOME--NET                                               3,304,279
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments:

  Long transactions                                                (41,663,581)

  Short sale transactions                                               81,622

Net realized gain (loss) on financial futures                         (355,812)

NET REALIZED GAIN (LOSS)                                           (41,937,771)

Net unrealized appreciation (depreciation) on investments
  (including $107,759 net unrealized (depreciation) on financial futures)
                                                                    84,395,022

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              42,457,251

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                45,761,530

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                             -----------------------------------
                                                     2003                  2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,304,279             7,187,335

Net realized gain (loss) on investments       (41,937,771)          (73,142,062)

Net unrealized appreciation (depreciation)
   on investments                              84,395,022           (30,486,107)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   45,761,530           (96,440,834)

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (1,635,519)           (3,514,850)

Class B shares                                   (371,108)             (946,582)

Class C shares                                    (80,194)             (230,136)

Class R shares                                 (2,536,285)           (4,580,481)

Class T shares                                     (3,338)               (9,076)

TOTAL DIVIDENDS                                (4,626,444)           (9,281,125)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 31,942,055            54,611,834

Class B shares                                  6,411,710             9,456,267

Class C shares                                  1,148,146             2,427,886

Class R shares                                 21,709,250            31,952,076

Class T shares                                    230,654             4,581,455

Dividends reinvested:

Class A shares                                    947,612             1,963,095

Class B shares                                    292,272               738,279

Class C shares                                     48,470               129,632

Class R shares                                  2,532,492             4,575,175

Class T shares                                      2,924                 8,163

Cost of shares redeemed:

Class A shares                                (96,121,460)         (132,008,229)

Class B shares                                (31,813,694)          (44,292,772)

Class C shares                                 (8,956,678)          (15,178,126)

Class R shares                               (174,633,286)          (59,742,106)

Class T shares                                   (398,514)           (5,154,641)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (246,658,047)         (145,932,012)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (205,522,961)         (251,653,971)

NET ASSETS ($):

Beginning of Period                           558,256,127           809,910,098

END OF PERIOD                                 352,733,166           558,256,127

Undistributed investment income--net            1,453,351             2,019,207


                                                     Year Ended October 31,
                                              ----------------------------------
                                                     2003                  2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     2,873,319             4,543,964

Shares issued for dividends reinvested             86,369               160,956

Shares redeemed                                (8,805,556)          (11,388,668)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (5,845,868)           (6,683,748)

CLASS B(A)

Shares sold                                       579,890               779,956

Shares issued for dividends reinvested             26,821                60,367

Shares redeemed                                (2,911,193)           (3,809,112)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,304,482)           (2,968,789)

CLASS C

Shares sold                                       101,979               198,266

Shares issued for dividends reinvested              4,435                10,529

Shares redeemed                                  (813,527)           (1,279,406)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (707,113)           (1,070,611)

CLASS R

Shares sold                                     2,008,521             2,534,312

Shares issued for dividends reinvested            231,306               376,735

Shares redeemed                               (15,737,305)           (5,213,454)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING (13,497,478)           (2,302,407)

CLASS T

Shares sold                                        20,036               371,396

Shares issued for dividends reinvested                267                   660

Shares redeemed                                   (35,436)             (416,470)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (15,133)              (44,414)

(A) DURING THE PERIOD ENDED OCTOBER 31, 2003, 554,499 CLASS B SHARES REPRESENTING $6,062,358 WERE AUTOMATICALLY CONVERTED TO 553,053 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2002, 290,162 CLASS B SHARES REPRESENTING $3,452,071 WERE AUTOMATICALLY CONVERTED TO 289,507 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                      Year Ended October 31,
                                                             -----------------------------------------------------------------------
CLASS A SHARES                                                   2003           2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.73          12.44          15.23          15.69         14.88

Investment Operations:

Investment income--net(a)                                         .09            .13            .22            .44           .36

Net realized and unrealized
   gain (loss) on investments                                    1.19          (1.68)         (2.71)          (.19)         1.68

Total from Investment Operations                                 1.28          (1.55)         (2.49)           .25          2.04

Distributions:

Dividends from investment income--net                            (.11)          (.16)          (.30)          (.38)         (.30)

Dividends from net realized
   gain on investments                                             --             --             --           (.33)         (.93)

Total Distributions                                              (.11)          (.16)          (.30)          (.71)        (1.23)

Net asset value, end of period                                  11.90          10.73          12.44          15.23         15.69

TOTAL RETURN (%)(B)                                             12.05         (12.62)        (16.65)          1.66         14.39

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.25           1.25           1.25           1.25          1.25

Ratio of net investment income
   to average net assets                                          .86           1.06           1.57           2.83          2.31

Portfolio Turnover Rate                                        305.24         268.17         150.98         100.47        104.42

Net Assets, end of period ($ x 1,000)                         128,519        178,679        290,331        379,670       213,362

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                      Year Ended October 31,
                                                              ----------------------------------------------------------------------
CLASS B SHARES                                                   2003           2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.69          12.40          15.18          15.65         14.83

Investment Operations:

Investment income--net(a)                                         .01            .04            .11            .32           .24

Net realized and unrealized
   gain (loss) on investments                                    1.19          (1.68)         (2.70)          (.19)         1.69

Total from Investment Operations                                 1.20          (1.64)         (2.59)           .13          1.93

Distributions:

Dividends from investment income--net                            (.04)          (.07)          (.19)          (.27)         (.18)

Dividends from net realized
   gain on investments                                             --             --             --           (.33)         (.93)

Total Distributions                                              (.04)          (.07)          (.19)          (.60)        (1.11)

Net asset value, end of period                                  11.85          10.69          12.40          15.18         15.65

TOTAL RETURN (%)(B)                                             11.21         (13.29)        (17.27)           .84         13.64

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.00           2.00           2.00           2.00          2.00

Ratio of net investment income
   to average net assets                                          .12            .31            .83           2.07          1.55

Portfolio Turnover Rate                                        305.24         268.17         150.98         100.47        104.42

Net Assets, end of period ($ x 1,000)                         103,904        118,415        174,172        223,096       205,491

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                     Year Ended October 31,
                                                              ----------------------------------------------------------------------
CLASS C SHARES                                                   2003           2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.73          12.45          15.23          15.70         14.87

Investment Operations:

Investment income--net(a)                                         .01            .04            .12            .32           .24

Net realized and unrealized
   gain (loss) on investments                                    1.19          (1.69)         (2.71)          (.19)         1.71

Total from Investment Operations                                 1.20          (1.65)         (2.59)           .13          1.95

Distributions:

Dividends from investment income--net                            (.04)          (.07)          (.19)          (.27)         (.19)

Dividends from net realized
   gain on investments                                             --             --             --           (.33)         (.93)

Total Distributions                                              (.04)          (.07)          (.19)          (.60)        (1.12)

Net asset value, end of period                                  11.89          10.73          12.45          15.23         15.70

TOTAL RETURN (%)(B)                                             11.17         (13.32)        (17.26)           .90         13.59

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.00           2.00           2.00           2.00          2.00

Ratio of net investment income
   to average net assets                                          .11            .31            .83           2.07          1.57

Portfolio Turnover Rate                                        305.24         268.17         150.98         100.47        104.42

Net Assets, end of period ($ x 1,000)                          20,370         25,970         43,451         60,237        55,723

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                     Year Ended October 31,
                                                              ----------------------------------------------------------------------
CLASS R SHARES                                                   2003           2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.74          12.45          15.24          15.70         14.88

Investment Operations:

Investment income--net(a)                                         .12            .16            .25            .47           .40

Net realized and unrealized
   gain (loss) on investments                                    1.19          (1.68)         (2.71)          (.18)         1.69

Total from Investment Operations                                 1.31          (1.52)         (2.46)           .29          2.09

Distributions:

Dividends from investment income--net                            (.14)          (.19)          (.33)          (.42)         (.34)

Dividends from net realized
   gain on investments                                             --             --             --           (.33)         (.93)

Total Distributions                                              (.14)          (.19)          (.33)          (.75)        (1.27)

Net asset value, end of period                                  11.91          10.74          12.45          15.24         15.70

TOTAL RETURN (%)                                                12.19         (12.38)        (16.43)          1.86         14.76

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.00           1.00           1.00           1.00          1.00

Ratio of net investment income
   to average net assets                                         1.10           1.31           1.83           3.07          2.54

Portfolio Turnover Rate                                        305.24         268.17         150.98         100.47        104.42

Net Assets, end of period ($ x 1,000)                          99,620        234,741        300,882        424,083       397,234

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                      Year Ended October 31,
                                                              ----------------------------------------------------------------------
CLASS T SHARES                                                   2003           2002           2001           2000          1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.72          12.43          15.21          15.68         15.43

Investment Operations:

Investment income--net(b)                                         .07            .10            .18            .36           .08

Net realized and unrealized
   gain (loss) on investments                                    1.18          (1.68)         (2.70)          (.15)          .17

Total from Investment Operations                                 1.25          (1.58)         (2.52)           .21           .25

Distributions:

Dividends from investment income--net                            (.09)          (.13)          (.26)          (.35)           --

Dividends from net realized
   gain on investments                                             --             --             --           (.33)           --

Total Distributions                                              (.09)          (.13)          (.26)          (.68)           --

Net asset value, end of period                                  11.88          10.72          12.43          15.21         15.68
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                             11.69         (12.86)        (16.82)          1.35          1.62(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.50           1.50           1.50           1.50           .32(d)

Ratio of net investment income
   to average net assets                                          .62            .78           1.31           2.52           .40(d)

Portfolio Turnover Rate                                        305.24         268.17         150.98         100.47        104.42

Net Assets, end of period ($ x 1,000)                             320            451          1,074          1,154            26

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Balanced Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the
Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund. The fund's investment objective is to outperform an unmanaged hybrid index, 60% of which is the Standard & Poor's 500 Composite Stock Price Index and 40% of which is the Lehman Brothers
Aggregate Bond Index. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon") which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the Distributor of the fund's shares. The fund is authorized to issue 50 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C and Class R and 200 million shares of $.001 par value Capital Stock of Class T shares. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and /or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (" CDSC" ). Class B shares automatically convert to Class A shares after six years.Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution fee or service fee. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


daily to each class ofshares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Most debt securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities), except for short sales for which the last quoted asked price is used. Other debt securities are valued by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded, or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices.Bid price is used when no asked price is available for short sales. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager, as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(C) FINANCIAL FUTURES: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2003 are set forth in the Statement of Financial Futures.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,625,164 accumulated capital losses $240,844,500 and unrealized appreciation $30,644,678.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2003. If not applied, $19,144,390 of the carryover expires in fiscal 2008, $105,290,796 expires in fiscal 2009, $72,687,006 expires in fiscal 2010 and $43,722,308 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2003 and October 31, 2002, respectively, were as follows: ordinary income $4,626,444 and $9,281,125.

During the period ended October 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $756,309, and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.


NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

During the period ended October 31, 2003, the Distributor retained $21,328 and $94 from commissions earned on sales of the fund's Class A and T shares, respectively, and $445,516 and $1,743 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) DISTRIBUTION AND SERVICE PLAN: Under separate Distribution Plans (the " Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares may pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended October 31, 2003, Class A, Class B, Class C and Class T shares were charged $351,103, $811,923, $169,483 and $970, respectively, pursuant to their respective Plans. During the period ended October 31, 2003 Class B, Class C and Class T shares were charged $270,641, $56,494 and $970, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who had no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

(C) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. The fund derived $300,020 in income from these investments, which is included as dividend income in the fund's Statement of Operations.

NOTE 3--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and short sales, during the period ended October 31, 2003, of which $320,911,199 in purchases and $326,501,275 in sales were from dollar roll transactions:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                     1,364,000,819        1,584,670,973

Short sale transactions                     510,378            1,778,147

     TOTAL                            1,364,511,197        1,586,449,120

The fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the fund sells mortgage-backed securities to a financial institution and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date, at an agreed upon price.

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would realize a gain, limited to the price at which the fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. Positions open at October 31, 2003 are set forth in the Statement of Securities Sold Short.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At October 31, 2003, the cost of investments for federal income tax purposes was
$354,243,359;   accordingly,  accumulated  net  unrealized   appreciation   on
investments  was  $30,817,590 consisting of  $43,153,597   gross   unrealized
appreciation and $12,336,007 gross unrealized depreciation.

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2003, the fund did not borrow under the Facility.


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statements of investments, financial futures and securities sold short,of Dreyfus Premier Balanced Fund (the "fund") of the The Dreyfus/Laurel Funds, Inc., as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers. As to securities purchased and sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Balanced Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

                                                        /s/KPMG LLP


New York, New York
December 10, 2003

                                                                    The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 95.41% of the ordinary dividends paid during the fiscal year ended October 31, 2003 as qualifying for the corporate dividends received deduction. The fund also designates 100% of the ordinary dividends paid during 2003 as qualifying dividends, subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Shareholders will receive notification in January 2004 of the percentage applicable to the preparation of their 2003 income tax returns.


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)

Chairman of the Board (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

James Fitzgibbons (69)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Howes Leather Corporation, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

J. Tomlinson Fort (75)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP (1998-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Allegheny College, Trustee

* Pittsburgh Ballet Theatre, Trustee

* American College of Trial Lawyers, Fellow

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Kenneth A. Himmel (57)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, Related Urban Development, a real estate development company (1996-present)

* President and CEO, Himmel & Company, a real estate development company (1980-present)

* CEO, American Food Management, a restaurant company (1983-present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Stephen J. Lockwood (56)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman  of  the  Board,   Stephen  J.   Lockwood   and   Company   LLC,  an
  investmentcompany (2000-present)

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* Affiliated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Roslyn Watson (54)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Principal,   Watson  Ventures,   Inc.,  a  real  estate  investment   company
  (1993-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Benaree Pratt Wiley (57)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Partnership, an organization dedicated to increasing the Representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

* Mass. Development, Director

* Commonwealth Institute, Director

* Efficacy Institute, Director

* PepsiCo Africa-America, Advisory Board

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND' S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS, EMERITUS BOARD MEMBER

FRANCIS P. BRENNAN, EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 85 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of
25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 76 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1992.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

ROBERT ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Money Market Funds of the Manager, and an officer of 37 investment companies (comprised of 79 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of
25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE JULY 2002.

Vice President and Anti-Money Laundering Compliance Officer of the
Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


                       For More Information

                        Dreyfus Premier
                        Balanced Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

(c) 2003 Dreyfus Service Corporation                                  342AR1003






      Dreyfus Premier
      Large Company
      Stock Fund

      ANNUAL REPORT October 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            22   Notes to Financial Statements

                            28   Independent Auditors' Report

                            29   Important Tax Information

                            30   Board Members Information

                            32   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                       Large Company Stock Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Large Company Stock Fund covers the 12-month period from November 1, 2002, through October 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund' s portfolio manager, D. Gary Richardson.

Recent estimates of greater than expected U.S. Gross Domestic Product annualized growth during the third quarter of 2003 suggest that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have begun to increase spending and investment. As a result, stocks rallied over the reporting period, posting gains in virtually every market sector and capitalization range.

We have seen strong quarters before, only to be disappointed when growth proved unsustainable. Based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest investments that are right for your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 17, 2003




DISCUSSION OF FUND PERFORMANCE

D. Gary Richardson, Portfolio Manager

How did Dreyfus Premier Large Company Stock Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2003, the fund produced total returns of 14.71% for Class A shares, 13.83% for Class B shares, 13.90% for Class C shares, 14.98% for Class R shares and 14.40% for Class T shares.(1) For the same period, the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the fund's benchmark, was 20.79%.(2)

We attribute the fund's performance to generally robust market conditions that prevailed throughout the second half of the reporting period. Investor confidence rose as the U.S. economy steadily improved and investors became more optimistic. While the fund's performance shared in much of the market's gains, returns were concentrated among smaller, lower-priced stocks with weak company fundamentals, including many with no earnings. The fund's returns lagged the benchmark because our disciplined approach generally avoids such speculative investments.

What is the fund's investment approach?

The fund invests in a diversified portfolio of large companies that we believe meet our strict standards for value and growth. We identify potential investments through a quantitative analytic process that sifts through a universe of approximately 2,000 stocks in search of those that are not only undervalued according to our criteria, but also exhibit what we believe to be higher than expected earnings momentum. A team of experienced analysts examines the fundamentals of the top-ranked candidates for investment. Armed with these analytical insights, the portfolio manager decides which stocks to purchase and whether any current holdings should be sold.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

In addition to identifying what we believe are attractive investment opportunities, our approach has been designed to manage the risks associated with modifying the fund' s sector and industry exposure often in an effort to capitalize on those sectors and industries currently in favor. We do not believe that the advantages of attempting to rotate in and out of various industry sectors outweigh the risks of such moves. Instead, our goal is to minimize these risks by being fully invested and remaining industry and sector neutral in relation to the S&P 500 Index.

The result is a broadly diversified portfolio of carefully selected stocks. At the end of the recent 12-month period, the fund held positions in approximately 121 stocks across 10 economic sectors. Our 10 largest holdings accounted for approximately 23% of the portfolio, so that the fund's performance was not overly dependent on any one stock, but was determined by a large number of securities.

What other factors influenced the fund's performance?

During the reporting period, the fund' s best performance resulted from its investments in the financial industry, where we added a number of holdings in late 2002 in anticipation of improving U.S. economic fundamentals. Top performers among financial companies included money center banks, such as J. P. Morgan Chase; credit card issuers, such as Capital One; and brokerage firms, such as Goldman Sachs.

The  fund  also  enjoyed  strong  returns  from  the  consumer  cyclicals group, including  home  improvement  stores  such  as  Lowe' s Cos. and Home Depot, and retailers such as Best Buy, BJ's Wholesale Club and CVS. Such holdings rose on the strength of generally improving economic conditions and a mortgage refinancing boom that put additional dollars in homeowners' pockets. Finally, the fund enjoyed substantial gains from holdings in Freeport McMoRan Copper & Gold, a mining company that substantially increased in value during the reporting period due to rising global demand for raw materials.

Results were mixed in the technology area. Some of the fund's technology holdings, such as Texas Instruments, Symantec and Linear Technology, were among the fund's best performers. However, a large number of smaller, more speculative technology stocks rose even more sharply. As a result, the benchmark's technology component rose more dramatically than the fund's technology holdings. The fund' s performance was also undermined by disappointing results among a handful of other holdings such as Kraft Foods, Viacom and King Pharmaceuticals that suffered due to various company-specific situations during the reporting period.

What is the fund's current strategy?

We remain fully committed to our disciplined, sector-neutral investment approach. In light of the recent rebound in corporate earnings and ongoing productivity improvements, we believe the stage appears set for continuing economic expansion. As prospects for sustained U.S. economic growth have become stronger, we believe that the fund is positioned well for a stronger economic environment through its focus on companies with what we believe to have attractive valuations and sustainable earnings.

November 17, 2003

 (1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

 (2) SOURCE: LIPPER, INC. -- REFLECTS THE MONTHLY REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Large Company Stock Fund Class A shares and Class R shares and the Standard & Poor's 500 Composite Stock Price Index

EXHIBIT A:

              Dreyfus        Dreyfus
              Premier        Premier
                Large         Large       Standard &
              Company        Company       Poor's 500
               Stock          Stock        Composite
                Fund          Fund           Stock
  PERIOD      (Class A       (Class R        Price
               shares)       shares)        Index *

  9/2/94       9,425         10,000         10,000
 10/31/94      9,378          9,950          9,975
 10/31/95      11,554        12,286         12,609
 10/31/96      14,311        15,257         15,646
 10/31/97      18,892        20,192         20,668
 10/31/98      22,641        24,250         25,217
 10/31/99      28,043        30,109         31,688
 10/31/00      29,950        32,245         33,614
 10/31/01      21,898        23,637         25,248
 10/31/02      18,609        20,131         21,435
 10/31/03      21,347        23,147         25,891

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A AND CLASS R SHARES OF DREYFUS PREMIER LARGE COMPANY STOCK FUND ON 9/2/94 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 8/31/94 IS USED AS THE BEGINNING VALUE ON 9/2/94. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A AND CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns as of 10/31/03

                                                                 Inception                                                  From
                                                                   Date              1 Year              5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                 9/2/94             8.12%                (2.34)%           8.63%
WITHOUT SALES CHARGE                                              9/2/94            14.71%                (1.17)%           9.34%

CLASS B SHARES
WITH APPLICABLE REDEMPTIONCHARGE ((+))                           1/16/98             9.83%                (2.30)%           0.39%
WITHOUT REDEMPTION                                               1/16/98            13.83%                (1.92)%           0.55%

CLASS C SHARES
WITH APPLICABLE REDEMPTIONCHARGE ((+)(+))                        1/16/98            12.90%                (1.90)%           0.56%
WITHOUT REDEMPTION                                               1/16/98            13.90%                (1.90)%           0.56%

CLASS R SHARES                                                    9/2/94            14.98%                (0.93)%           9.60%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                              8/16/99             9.27%                   --            (7.17)%
WITHOUT SALES CHARGE                                             8/16/99            14.40%                   --            (6.14)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+)) THE MAXIMUM  CONTINGENT  DEFERRED  SALES CHARGE FOR CLASS B SHARES IS
      4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
         1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2003


COMMON STOCKS--99.4%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BEVERAGES & TOBACCO--1.0%

Anheuser-Busch Cos.                                                                              23,000                1,132,980

CONSUMER CYCLICAL--11.6%

Abercrombie & Fitch                                                                              37,360  (a)           1,064,760

B.J.'s Wholesale Club                                                                            48,500  (a)           1,245,964

Bed Bath and Beyond                                                                              10,800  (a)             456,192

Best Buy                                                                                         24,500                1,428,595

CVS                                                                                              29,600                1,041,328

Darden Restaurants                                                                               36,350                  761,533

General Motors                                                                                   41,910                1,788,300

Home Depot                                                                                       95,270                3,531,659

Lear                                                                                             12,500  (a)             726,125

Lowe's Cos.                                                                                      29,980                1,766,721

Limited Brands                                                                                   69,010                1,214,576

NIKE, Cl. B                                                                                       7,500                  479,250

Wal-Mart Stores                                                                                  74,730                4,405,334

Wendy's International                                                                            25,500                  944,774

                                                                                                                      20,855,111

CONSUMER STAPLES--5.8%

Coca-Cola                                                                                        56,550                2,623,920

Fortune Brands                                                                                   12,600                  820,890

Kimberly-Clark                                                                                   25,700                1,357,217

PepsiCo                                                                                          50,055                2,393,630

Procter & Gamble                                                                                 31,580                3,103,998

                                                                                                                      10,299,655

ENERGY RELATED--6.7%

Apache                                                                                           12,800                  892,416

ConocoPhillips                                                                                   28,100                1,605,915

Devon Energy                                                                                     20,430                  990,855

Dominion Resources                                                                               21,000                1,293,600

Exxon Mobil                                                                                      85,060                3,111,495

Halliburton                                                                                      56,900                1,358,772

Nabors Industries                                                                                24,300  (a)             918,540

Occidental Petroleum                                                                             32,250                1,137,135

Valero Energy                                                                                    17,500                  747,250

                                                                                                                      12,055,978


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE--13.3%

Abbott Laboratories                                                                              31,300                1,334,006

Aetna                                                                                             8,300                  476,503

AmerisourceBergen                                                                                 8,750                  496,738

Amgen                                                                                            29,560  (a)           1,825,626

Boston Scientific                                                                                23,820  (a)           1,613,090

Forest Laboratories                                                                               6,020  (a)             301,060

Genzyme                                                                                          12,100  (a)             555,390

HCA                                                                                              27,120                1,037,340

Johnson & Johnson                                                                                74,500                3,749,585

Merck & Co.                                                                                      42,400                1,876,200

Novartis, ADR                                                                                    12,300                  471,951

Pfizer                                                                                          185,573                5,864,107

UnitedHealth Group                                                                               33,820                1,720,762

Varian Medical Systems                                                                            4,400  (a)             281,336

Wyeth                                                                                            51,060                2,253,788

                                                                                                                      23,857,482

INTEREST SENSITIVE--23.2%

Allstate                                                                                         22,300                  880,850

American International Group                                                                     57,937                3,524,306

Bank of America                                                                                  37,950                2,873,954

Bear Stearns Cos.                                                                                 9,600                  732,000

Charter One Financial                                                                            11,276                  360,381

Citigroup                                                                                       122,413                5,802,376

Countrywide Financial                                                                            11,300                1,187,856

Fannie Mae                                                                                       23,070                1,653,888

First Tennessee National                                                                         14,800                  671,328

Freddie Mac                                                                                      30,100                1,689,513

General Electric                                                                                134,050                3,888,791

Goldman Sachs Group                                                                              19,900                1,868,610

Greenpoint Financial                                                                             13,450                  418,968

J.P. Morgan Chase & Co.                                                                          59,800                2,146,820

Lehman Brothers Holdings                                                                         14,960                1,077,120

MBNA                                                                                             46,600                1,153,350

Merrill Lynch                                                                                    40,800                2,415,360

Morgan Stanley                                                                                   18,800                1,031,556

                                                                                                           The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

New York Community Bancorp                                                                       15,900                  575,580

Radian Group                                                                                      9,400                  497,260

RenaissanceRe Holdings                                                                           12,300                  553,254

SouthTrust                                                                                       23,700                  754,845

Travelers Property Casualty, Cl. A                                                               76,882  (a)           1,253,177

U.S. Bancorp                                                                                     72,540                1,974,539

Wells Fargo                                                                                      46,500                2,618,880

                                                                                                                      41,604,562

INTERNET RELATED--.3%

eBay                                                                                             12,000  (a)             671,280

PRODUCER GOODS--10.3%

Air Products & Chemicals                                                                         22,020                  999,928

Cooper Industries                                                                                12,600                  666,540

Deere & Co.                                                                                      18,600                1,127,532

E. I. du Pont de Nemours                                                                         42,140                1,702,456

Fluor                                                                                            11,800                  437,544

Freeport-McMoRan Copper & Gold, Cl. B                                                            27,000                1,046,250

ITT Industries                                                                                    9,810                  666,982

Inco Limited                                                                                     24,360  (a)             808,752

Ingersoll-Rand, Cl. A                                                                            18,600                1,123,440

International Paper                                                                              27,200                1,070,320

Masco                                                                                            37,200                1,023,000

Northrop Grumman                                                                                 12,140                1,085,316

PPG Industries                                                                                   17,670                1,018,676

Pentair                                                                                          18,020                  738,820

Phelps Dodge                                                                                     14,100  (a)             870,534

3m                                                                                               20,420                1,610,525

Union Pacific                                                                                    12,300                  769,980

United Technologies                                                                              19,940                1,688,719

                                                                                                                      18,455,314

SERVICES--6.0%

Comcast, Cl. A                                                                                   53,400  (a)           1,811,328

Fox Entertainment Group, Cl. A                                                                   31,300  (a)             867,010

Manpower                                                                                         13,600                  631,040

McGraw-Hill Cos.                                                                                 12,100                  810,095

News Corporation                                                                                 20,300                  723,695


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Tribune                                                                                          16,700                  819,135

Viacom, Cl. B                                                                                    50,130                1,998,683

Vodafone Group, ADR                                                                              58,500                1,237,275

Walt Disney                                                                                      87,500                1,981,000

                                                                                                                      10,879,261

TECHNOLOGY--17.0%

Cisco Systems                                                                                   112,600  (a)           2,362,348

Dell Computer                                                                                    74,860  (a)           2,703,944

EMC                                                                                              97,400  (a)           1,348,016

Intel                                                                                            70,000                2,313,500

International Business Machines                                                                  21,600                1,932,768

Intuit                                                                                           16,000  (a)             799,680

KLA-Tencor                                                                                       19,400  (a)           1,112,202

Lexmark International                                                                            16,440  (a)           1,210,148

Linear Technology                                                                                34,200                1,457,262

Maxim Integrated Products                                                                        27,320                1,358,077

Microsoft                                                                                       231,720                6,059,478

NetScreen Technologies                                                                           13,000  (a)             346,060

Nokia, ADR                                                                                       58,400                  992,216

Oracle                                                                                          124,200  (a)           1,485,432

QLogic                                                                                           14,600  (a)             818,330

Symantec                                                                                         15,900  (a)           1,059,735

Taiwan Semiconductor Manufacturing                                                               65,365  (a)             722,939

Texas Instruments                                                                                60,900                1,761,228

Xilinx                                                                                           21,200  (a)             672,040

                                                                                                                      30,515,403

UTILITIES--4.2%

Entergy                                                                                          16,300                  878,570

Exelon                                                                                           20,000                1,269,000

FPL Group                                                                                        15,200                  968,848

PPL                                                                                              20,000                  798,400

SBC Communications                                                                              122,345                2,933,833

Telefonos de Mexico, Cl. L, ADR                                                                  21,400                  688,010

                                                                                                                       7,536,661

TOTAL COMMON STOCKS

   (cost $150,413,802)                                                                                               177,863,687

                                                                                                        The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--1.0%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Goldman Sachs & Co., Tri-Party

  Repurchase Agreement, .96%, dated
  10/31/2003, due 11/3/2003, in the amount of

  $1,752,140 (fully collateralized by
  $1,788,000 U.S. Treasury Bills,
  11/20/2003 value $1,787,124)

   (cost $1,752,000)                                                                          1,752,000                1,752,000

TOTAL INVESTMENTS (cost $152,165,802)                                                             100.4%             179,615,687

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.4%)               (638,957)

NET ASSETS                                                                                        100.0%             178,976,730

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(c)             152,165,802  179,615,687

Dividends and interest receivable                                       191,859

Receivable for shares of Capital Stock subscribed                        33,173

                                                                    179,840,719
LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   214,831

Cash overdrafts due to Custodian                                        100,386

Payable for investment securities purchased                             298,808

Payable for shares of Capital Stock redeemed                            249,964

                                                                        863,989

NET ASSETS ($)                                                      178,976,730

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     235,661,359

Accumulated undistributed investment income--net                        333,347

Accumulated net realized gain (loss) on investments                 (84,467,861)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      27,449,885

NET ASSETS ($)                                                      178,976,730


NET ASSET VALUE PER SHARE

                                        Class A                Class B              Class C               Class R           Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                       98,320,460             55,336,305           13,094,052            11,492,165           733,748

Shares Outstanding                    5,393,376              3,155,662              746,516               624,431            40,668

NET ASSET VALUE
   PER SHARE ($)                          18.23                  17.54                17.54                 18.40             18.04

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $4,648 foreign taxes withheld at source)      2,821,779

Interest                                                                14,183

TOTAL INCOME                                                         2,835,962

EXPENSES:

Management fee--Note 2(a)                                            1,540,948

Distribution and service fees--Note 2(b)                               898,340

Loan commitment fees--Note 4                                             2,390

TOTAL EXPENSES                                                       2,441,678

INVESTMENT INCOME--NET                                                 394,284

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                            (11,290,149)

Net unrealized appreciation (depreciation) on investments           33,869,302

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              22,579,153

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                22,973,437

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                             -----------------------------------
                                                     2003                  2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                     394,284               (46,741)

Net realized gain (loss) on investments       (11,290,149)          (31,195,949)

Net unrealized appreciation
   (depreciation) on investments               33,869,302            (4,163,207)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   22,973,437           (35,405,897)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                    (47,527)                   --

Class R shares                                    (13,410)                   --

TOTAL DIVIDENDS                                   (60,937)                   --

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 15,373,938            36,157,636

Class B shares                                  2,903,606             5,903,109

Class C shares                                    783,176             3,194,513

Class R shares                                    109,531               236,407

Class T shares                                    113,643               392,225

Dividends reinvested:

Class A shares                                     15,925                    --

Class R shares                                     10,095                    --

Cost of shares redeemed:

Class A shares                                (25,753,225)          (45,393,596)

Class B shares                                 (9,342,384)          (16,980,078)

Class C shares                                 (3,485,995)           (9,346,546)

Class R shares                                 (2,569,827)           (3,209,995)

Class T shares                                   (408,499)             (697,959)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (22,250,016)          (29,744,284)

TOTAL INCREASE (DECREASE) IN NET ASSETS           662,484           (65,150,181)

NET ASSETS ($):

Beginning of Period                           178,314,246           243,464,427

END OF PERIOD                                 178,976,730           178,314,246

Undistributed investment income--net              333,347                    --

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended October 31,
                                               ---------------------------------
                                                     2003                  2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       935,198             1,911,775

Shares issued for dividends reinvested                995                    --

Shares redeemed                                (1,577,617)           (2,511,431)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (641,424)             (599,656)

CLASS B(A)

Shares sold                                       183,949               324,942

Shares redeemed                                  (596,027)             (978,879)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (412,078)             (653,937)

CLASS C

Shares sold                                        49,916               169,003

Shares redeemed                                  (220,972)             (514,277)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (171,056)             (345,274)

CLASS R

Shares sold                                         6,678                12,431

Shares issued for dividends reinvested                626                    --

Shares redeemed                                  (155,685)             (181,178)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (148,381)             (168,747)

CLASS T

Shares sold                                         7,191                20,457

Shares redeemed                                   (25,912)              (37,552)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (18,721)              (17,095)

(A) DURING THE PERIOD ENDED OCTOBER 31, 2003, 28,422 CLASS B SHARES REPRESENTING $454,744 WERE AUTOMATICALLY CONVERTED TO 27,438 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2002, 16,650 CLASS B SHARES REPRESENTING $270,258 WERE AUTOMATICALLY CONVERTED TO 16,156 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                        Year Ended October 31,
                                                              ----------------------------------------------------------------------
CLASS A SHARES                                                   2003           2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.90          18.71          25.59          23.97         20.45

Investment Operations:

Investment income (loss)--net(a)                                  .08            .05            .00(b)        (.03)          .03

Net realized and unrealized
   gain (loss) on investments                                    2.26          (2.86)         (6.88)          1.66          4.68

Total from Investment Operations                                 2.34          (2.81)         (6.88)          1.63          4.71

Distributions:

Dividends from investment income--net                            (.01)            --             --             --          (.04)

Dividends from net realized
   gain on investments                                             --             --             --           (.01)        (1.15)

Total Distributions                                              (.01)            --             --           (.01)        (1.19)

Net asset value, end of period                                  18.23          15.90          18.71          25.59         23.97

TOTAL RETURN (%)(C)                                             14.71         (15.02)        (26.88)          6.80         23.86

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.15           1.15           1.15           1.15          1.15

Ratio of net investment income
   (loss) to average net assets                                   .50            .26            .02           (.11)          .13

Portfolio Turnover Rate                                         51.02          43.46          54.09          43.98         49.42

Net Assets, end of period ($ x 1,000)                          98,320         95,930        124,162         71,133        51,926

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                  The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       Year Ended October 31,
                                                             -----------------------------------------------------------------------
CLASS B SHARES                                                   2003           2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.40          18.26          25.16          23.75         20.38

Investment Operations:

Investment (loss)--net(a)                                        (.04)          (.09)          (.15)          (.22)         (.14)

Net realized and unrealized
   gain (loss) on investments                                    2.18          (2.77)         (6.75)          1.64          4.66

Total from Investment Operations                                 2.14          (2.86)         (6.90)          1.42          4.52

Distributions:

Dividends from net realized
   gain on investments                                             --             --             --           (.01)        (1.15)

Net asset value, end of period                                  17.54          15.40          18.26          25.16         23.75

TOTAL RETURN (%)(B)                                             13.83         (15.66)        (27.42)          5.98         22.91

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.90           1.90           1.90           1.90          1.90

Ratio of net investment (loss)
   to average net assets                                         (.25)          (.49)          (.72)          (.87)         (.63)

Portfolio Turnover Rate                                         51.02          43.46          54.09          43.98         49.42
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          55,336         54,937         77,099         98,884        55,289

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                        Year Ended October 31,
                                                              ----------------------------------------------------------------------
CLASS C SHARES                                                   2003           2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.40          18.27          25.17          23.75         20.38

Investment Operations:

Investment (loss)--net(a)                                        (.04)          (.09)          (.15)          (.22)         (.15)

Net realized and unrealized
   gain (loss) on investments                                    2.18          (2.78)         (6.75)          1.65          4.67

Total from Investment Operations                                 2.14          (2.87)         (6.90)          1.43          4.52

Distributions:

Dividends from net realized
   gain on investments                                             --             --             --           (.01)        (1.15)

Net asset value, end of period                                  17.54          15.40          18.27          25.17         23.75

TOTAL RETURN (%)(B)                                             13.90         (15.71)        (27.41)          6.02         22.97

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.90           1.90           1.90           1.90          1.90

Ratio of net investment (loss)
   to average net assets                                          (.24)         (.50)          (.72)          (.86)         (.64)

Portfolio Turnover Rate                                         51.02          43.46          54.09          43.98         49.42

Net Assets, end of period ($ x 1,000)                          13,094         14,133         23,072         30,213        23,249

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                 The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                      Year Ended October 31,
                                                             -----------------------------------------------------------------------
CLASS R SHARES                                                   2003           2002          2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            16.02          18.81         25.66          23.97         20.44

Investment Operations:

Investment income--net(a)                                         .13            .09           .06            .04           .09

Net realized and unrealized
   gain (loss) on investments                                    2.27          (2.88)        (6.91)          1.66          4.67

Total from Investment Operations                                 2.40          (2.79)        (6.85)          1.70          4.76

Distributions:

Dividends from investment income--net                            (.02)            --            --             --          (.08)

Dividends from net realized
   gain on investments                                             --             --            --           (.01)        (1.15)

Total Distributions                                              (.02)            --            --           (.01)        (1.23)

Net asset value, end of period                                  18.40          16.02         18.81          25.66         23.97

TOTAL RETURN (%)                                                14.98         (14.83)       (26.70)          7.10         24.16

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .90            .90           .90            .90           .90

Ratio of net investment income
   to average net assets                                          .76            .51           .28            .16           .40

Portfolio Turnover Rate                                         51.02          43.46         54.09          43.98         49.42

Net Assets, end of period ($ x 1,000)                          11,492         12,379        17,709         28,492        31,503

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                       Year Ended October 31,
                                                            ------------------------------------------------------------------------
CLASS T SHARES                                                   2003           2002           2001           2000          1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.77          18.61          25.51          23.96         23.57

Investment Operations:

Investment income (loss)--net(b)                                  .04            .00(c)        (.05)          (.13)         (.01)

Net realized and unrealized
   gain (loss) on investments                                    2.23          (2.84)         (6.85)          1.69           .40

Total from Investment Operations                                 2.27          (2.84)         (6.90)          1.56           .39

Distributions:

Dividends from net realized
   gain on investments                                             --             --             --           (.01)           --

Net asset value, end of period                                  18.04          15.77          18.61          25.51         23.96

TOTAL RETURN (%)(D)                                             14.40         (15.26)        (27.08)          6.55          1.66(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.40           1.40           1.40           1.40           .30(e)

Ratio of net investment income (loss)
   to average net assets                                          .27            .01           (.23)         (.49)          (.11)(e)

Portfolio Turnover Rate                                         51.02          43.46          54.09          43.98         49.42

Net Assets, end of period ($ x 1,000)                             734            936          1,423          1,310            40

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Large Company Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund. The fund's investment objective is to seek investment returns (consisting of capital appreciation and income) that are consistently superior to the Standard & Poor's 500 Composite Stock Price Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon") which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 450 million shares of $.001 par value Capital Stock. The fund currently offers five classes of shares: Class A (20 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (30 million shares authorized) and Class T (200 million shares authorized). Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (" CDSC" ). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.


Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(C)  REPURCHASE  AGREEMENTS:   The  fund  may  engage  in  repurchase  agreement
transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not sub-

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $333,347, accumulated capital losses $82,955,998 and unrealized appreciation $25,938,022.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2003. If not applied, $2,015,803 of the carryover expires in fiscal 2008, $36,747,456 expires in fiscal 2009, $32,648,933 expires in fiscal 2010 and $11,543,806 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2003 and October 31, 2002, respectively, were as follows: ordinary income $60,937 and $0.

During the period ended October 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated net realized gain (loss) on investments by $101 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

During the period ended October 31, 2003, the Distributor retained $4,634 and $145 from commissions earned on sales of the fund's Class A and T shares, respectively, and $174,167 and $1,879 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) DISTRIBUTION AND SERVICE PLAN: Under separate Distribution Plans (the " Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares may pay the Distributor for distributing their shares at an aggregate annual rate of .. 75% of the value of the average daily net assets of Class B and Class C shares and .25% of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan") under which Class B, Class C and Class T shares pay the Distributor for providing services to the holders of their shares, a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended October 31, 2003, Class A, Class B, Class C and Class T shares were charged $232,164, $397,485, $99,213 and $1,956, respectively, pursuant to their respective Plans.Class B, Class C and Class T shares were charged $132,495, $33,071 and $1,956, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those directors who are not "interested persons" of the Company and who had no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2003, amounted to $86,427,075 and $107,751,397, respectively.

At October 31, 2003, the cost of investments for federal income tax purposes was $153,677,665; accordingly, accumulated net unrealized appreciation on investments was $25,938,022 consisting of $31,302,521 gross unrealized appreciation and $5,364,499 gross unrealized depreciation.

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2003, the fund did not borrow under the Facility.

                                                             The Fund

INDEPENDENT AUDITOR'S REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Large Company Stock Fund (the " Fund" ) of The Dreyfus/Laurel Funds, Inc., as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and broker. As to securities purchased and sold but not yet received or delievered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Large Company Stock Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

                                                                /s/KPMG LLP


New York, New York
December 10, 2003



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 2003 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2004 of the percentage applicable to the preparation of their 2003 income tax returns.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (60)

CHAIRMAN OF THE BOARD (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

JAMES FITZGIBBONS (69)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Howes Leather Corporation, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

J. TOMLINSON FORT (75)

BOARD MEMBER (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP (1998-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Allegheny College, Trustee

* Pittsburgh Ballet Theatre, Trustee

* American College of Trial Lawyers, Fellow

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

KENNETH A. HIMMEL (57)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, Related Urban Development, a real estate development company (1996-present)

* President and CEO, Himmel & Company, a real estate development company (1980-present)

* CEO, American Food Management, a restaurant company (1983-present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25


STEPHEN J. LOCKWOOD (56)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* Affiliated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ROSLYN WATSON (54)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

BENAREE PRATT WILEY (57)

BOARD MEMBER (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Partnership, an organization dedicated to increasing the Representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

* Mass. Development, Director

* Commonwealth Institute, Director

* Efficacy Institute, Director

* PepsiCo Africa-America, Advisory Board

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS, EMERITUS BOARD MEMBER

FRANCIS P. BRENNAN, EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002

Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 85 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director-Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 76 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1992.


ROBERT ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Money Market Funds of the Manager, and an officer of 37 investment companies (comprised of 79 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE JULY 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                             The Fund

                     For More Information

                        Dreyfus Premier
                        Large Company Stock Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

(c) 2003 Dreyfus Service Corporation                                  318AR1003


      Dreyfus Premier
      Limited Term
      Income Fund

      ANNUAL REPORT October 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            17   Statement of Assets and Liabilities

                            18   Statement of Operations

                            19   Statement of Changes in Net Assets

                            21   Financial Highlights

                            25   Notes to Financial Statements

                            31   Independent Auditors' Report

                            32   Board Members Information

                            34   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                       Limited Term Income Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Limited Term Income Fund covers the 12-month period from November 1, 2002, through October 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund' s portfolio manager, Laurie Carroll.

Recent estimates of greater than expected U.S. Gross Domestic Product annualized growth during the third quarter of 2003 suggest that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have begun to increase spending and investment. After several years of falling interest rates, bonds recently have become more volatile. As might be expected in a strengthening economy, fixed-income securities that are more sensitive to credit quality have generally outperformed those that tend to respond more to changes in interest rates.

We have seen strong quarters before, only to be disappointed when growth proved unsustainable. Based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest investments that are right for your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 17, 2003




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Premier Limited Term Income Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2003, the fund achieved total returns of 3.34% for Class A shares, 2.74% for Class B shares, 2.73% for Class C shares and 3.61% for Class R shares.(1) The fund's benchmark, the Lehman Brothers Aggregate Bond Index (the "Index"), produced a total return of 4.90% for the same period.(2)

We attribute the fund' s and market's returns to changing market conditions, especially during the reporting period's second half, as international tensions waned and the economic outlook began to improve. Corporate securities staged a particularly strong rally during the reporting period, specifically those issues with ratings in the lowest investment-grade range. However, because the fund focused on higher-rated corporate securities relative to the Index -- such as A- and AA-rated issues -- at a time when lower-rated credits produced better returns, the fund's performance trailed that of the benchmark.

What is the fund's investment approach?

The fund' s goal is to provide shareholders with as high a level of current income as is consistent with safety of principal and maintenance of liquidity. To pursue its goal, the fund invests primarily in various types of U.S. and foreign investment-grade bonds, including government bonds, mortgage-backed securities and corporate debt.

When choosing securities for the fund, we conduct extensive research into the credit history and current financial strength of investment-grade bond issuers. We also examine such factors as the long-term outlook for the industry in which the issuer operates, the economy, the bond market and the maturity of the securities. Maturity refers to the length of time between the date on which a bond is issued and the date the principal amount must be paid. Generally speaking, bonds

                                                                    The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

with longer maturities tend to offer higher yields but also fluctuate more in price than their short-term counterparts. Although the portfolio manager may invest in individual bonds with different remaining maturities, the fund's dollar-weighted average portfolio maturity will be no more than 10 years.

What other factors influenced the fund's performance?

By the start of the reporting period, economic weakness had already taken its toll on the U.S. economy as international tensions intensified, corporations faced allegations of accounting and oversight lapses and stocks entered the third year of a bear market. In an effort to stimulate renewed economic growth, the Federal Reserve Board (the "Fed" ) reduced short-term interest rates in November 2002 and June 2003, lowering the federal funds rate to a 45-year low of 1% . Because bond prices and yields move in opposite directions, bonds generally gained value as interest rates fell.

However, the bond market' s greatest gains were concentrated among securities that tend to respond more to their issuers' credit quality than to interest-rate trends. Most notably, investor sentiment toward corporate debt securities soon began to improve as companies strengthened their balance sheets and reduced costs in the wake of the corporate scandals of 2001 and 2002. Encouraged by these trends and looking forward to better business conditions, investors apparently found attractive values among corporate bonds, sparking a rebound for the sector. Previously beaten down, BBB-rated corporate bonds rallied especially strongly. However, because we remained concerned about credit quality in the still weak economy, the fund had less exposure to corporate securities than its benchmark, which hurt its relative performance early in the reporting period.

In February 2003, after we became convinced that the rally was sustainable, we significantly increased the fund' s exposure to corporate bonds. In May, we shifted the fund's focus to "triple-B" rated securities -- at the lower end of the investment-grade range -- to match more closely the Index' s credit-quality characteristics. While these shifts helped boost the fund's performance later in the reporting period, it was not enough to offset earlier lagging returns.

In other market sectors, returns from mortgage-backed securities were hurt when a record number of homeowners refinanced their mortgages, effectively returning principal to bondholders. U.S. government securities produced generally strong returns during most of the reporting period, but earlier gains were offset by sharp price declines during the summer of 2003, when signs of a stronger economy raised concerns that interest rates might begin to rise. Although the market's more interest-rate-sensitive areas recovered in September and October, bond prices remained volatile as investors apparently continued to adjust to a new phase of the economic cycle.

What is the fund's current strategy?

as of the end of October, we have continued to devote the largest portion of the fund' s assets to corporate securities and mortgage-backed securities, followed by U.S. Treasury securities and U.S. government agency bonds. This asset allocation strategy is designed to position the fund to potentially benefit from further improvement of the U.S. economy. Of course, we intend to continue to monitor the economy and fixed-income markets, and we are prepared to adjust our strategies as economic and market conditions evolve.

November 17, 2003

 (1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

 (2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Limited Term Income Fund Class R shares and the Lehman Brothers Aggregate Bond Index

EXHIBIT A:

                Dreyfus
                Premier
                 Limited
                  Term          Lehman
                 Income         Brothers
                  Fund         Aggregate
   PERIOD       (Class R         Bond
                 shares)        Index *

  10/31/93       10,000         10,000
  10/31/94       9,754           9,633
  10/31/95       10,935         11,141
  10/31/96       11,495         11,792
  10/31/97       12,424         12,841
  10/31/98       13,545         14,040
  10/31/99       13,422         14,114
  10/31/00       14,306         15,145
  10/31/01       16,311         17,350
  10/31/02       17,077         18,372
  10/31/03       17,693         19,272

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS R SHARES OF DREYFUS PREMIER LIMITED TERM INCOME FUND ON 10/31/93 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS AGGREGATE BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS A, CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE PERFORMANCE OF THE FUND'S CLASS R SHARES SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES, AND ASSET-BACKED SECURITIES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns as of 10/31/03

                                                              Inception                                               From
                                                                Date         1 Year          5 Years     10 Years   Inception
---------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (3.0%)                                4/7/94        0.27%           4.59%         --        5.85%
WITHOUT SALES CHARGE                                            4/7/94        3.34%           5.23%         --        6.18%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                       12/19/94       (0.26)%          4.51%         --        6.33%((+)(+)

WITHOUT REDEMPTION                                            12/19/94        2.74%           4.68%         --        6.33%((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))                 12/19/94        1.98%           4.66%         --        5.97%
WITHOUT REDEMPTION                                            12/19/94        2.73%           4.66%         --        5.97%

CLASS R SHARES                                                                3.61%           5.49%        5.87%      6.72%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 3%.
       AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END
          OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
            .75% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund



STATEMENT OF INVESTMENTS

October 31, 2003

                                                                                              Principal
BONDS AND NOTES--92.0%                                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--.6%

Lockheed Martin,

   Bonds, 8.5%, 2029                                                                            180,000                  234,732

Raytheon,

   Sr. Notes, 5.375%, 2013                                                                      230,000                  228,314

                                                                                                                         463,046

ASSET-BACKED CTFS./AUTO LOANS--.4%

Honda Auto Receivables Owner Trust,

   Ser. 2003-2, Cl. A3, 1.69%, 2007                                                             100,000                   99,679

Volkswagen Auto Loan Enhanced Trust,

   Ser. 2003-1, Cl. A3, 1.49%, 2007                                                             200,000                  198,428

                                                                                                                         298,107

ASSET-BACKED CTFS./CREDIT CARDS--1.0%

Bank One Issuance Trust,

   Ser. 2002-A2, Cl. A2, 4.16%, 2008                                                            700,000                  724,255

ASSET-BACKED CTFS./HOME EQUITY--1.9%

Residential Asset Securities,

   Ser. 2002-KS4, Cl. AIIB, 1.37%, 2032                                                       1,341,337  (a)           1,339,246

ASSET-BACKED CTFS./UTILITIES--.1%

Detroit Edison Securitization Funding,

   Ser. 2001-1, Cl. A2, 5.51%, 2007                                                              77,373                   79,958

AUTOMOTIVE--1.5%

DaimlerChrysler,

   Gtd. Notes, 7.3%, 2012                                                                       110,000                  119,100

Ford Motor Credit,

   Global Landmark Securities, 7.25%, 2011                                                      410,000                  417,056

GMAC,

   Notes, 7%, 2012                                                                              500,000                  517,579

                                                                                                                       1,053,735

BANKING--8.4%

Bank of Boston,

   Sub. Notes, 6.625%, 2004                                                                     750,000                  759,643

Bank of New York,

   Sr. Notes, 5.2%, 2007                                                                        300,000                  321,021

Bank One,

   Notes, 6.5%, 2006                                                                            500,000                  546,369

Barnett Capital I,

   Gtd. Capital Securities, 8.06%, 2026                                                         200,000                  226,199

HSBC,

   Sub. Notes, 7.5%, 2009                                                                       250,000                  290,751

J.P. Morgan Chase & Co.,

   Sub. Notes, 6.75%, 2011                                                                      150,000                  168,602


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING (CONTINUED)

KeyCorp,

   Medium-Term Notes, Ser. F, 1.39%, 2004                                                     1,000,000  (a)           1,001,886

National City,

   Sr. Notes, 3.2%, 2008                                                                        460,000                  452,339

PNC Funding,

   Gtd. Notes, 5.75%, 2006                                                                      310,000                  333,595

RentenBank,

   Medium-Term Notes, Ser. E, 3.25%, 2008                                                       100,000                   98,660

Royal Bank of Scotland,

   Sub. Notes, 6.4%, 2009                                                                       150,000                  166,899

Swiss Bank,

   Sub. Debs., 7%, 2015                                                                         200,000                  233,217

U.S. Bancorp,

   Medium-Term Notes, Ser. N, 3.125%, 2008                                                      450,000                  442,371

Wachovia,

   Notes, 3.5%, 2008                                                                            250,000                  248,116

Washington Mutual Capital I,

   Gtd. Capital Securities, 8.375%, 2027                                                        250,000                  288,904

Wells Fargo & Co.,

   Sr. Notes, 5.125%, 2007                                                                      350,000                  373,456

                                                                                                                       5,952,028

BROADCASTING & MEDIA--1.1%

AOL Time Warner,

   Gtd. Notes, 7.7%, 2032                                                                       130,000                  147,432

Clear Channel Communications,

   Notes, 4.25%, 2009                                                                            30,000                  29,845

Comcast,

   Gtd. Notes, 5.85%, 2010                                                                      280,000                  297,929

Cox Communications,

   Notes, 7.125%, 2012                                                                          170,000                  193,275

Liberty Media,

   Notes, 3.5%, 2006                                                                            135,000                  133,433

                                                                                                                         801,914

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--.8%

Bear Stearns Commercial Mortgage Securities,

   Ser. 1999-WF2, Cl. A1, 6.8%, 2008                                                            205,377                  219,996

J.P. Morgan Commercial Mortgage Finance,

   Ser. 2000-C10, Cl. A2, 7.371%, 2032                                                          290,000                  335,731

                                                                                                                         555,727

                                                                                                          The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER--.3%

Procter & Gamble,

   Sr. Notes, 4%, 2005                                                                          200,000                  207,159

DATA PROCESSING--.1%

First Data,

   Notes, 4.7%, 2013                                                                             90,000                   88,389

ENTERTAINMENT/MEDIA--.8%

News America,

   Debs., 8.25%, 2018                                                                            50,000                   61,307

Viacom,

   Gtd. Notes, 5.5%, 2033                                                                       120,000                  109,814

Walt Disney,

   Sr. Notes, Ser. B, 6.75%, 2006                                                               350,000                  382,125

                                                                                                                         553,246

FINANCIAL SERVICES--7.5%

American Express,

   Notes, 4.875%, 2013                                                                          100,000                   99,725

American General Finance,

   Medium-Term Notes, Ser. G, 5.375%, 2009                                                      250,000                  265,220

Bear Stearns,

   Notes, 7.8%, 2007                                                                            275,000                  318,549

Boeing Capital,

   Sr. Notes, 5.75%, 2007                                                                       175,000                  187,640

CIT Group,

   Notes, 6.5%, 2006                                                                            130,000                  141,206

Citigroup,

   Sub. Notes, 7.25%, 2010                                                                      250,000                  291,252

Countrywide Home Loans,

   Medium-Term Notes, Ser. L, 3.25%, 2008                                                       250,000                  243,950

Credit Suisse First Boston USA,

   Notes, 6.5%, 2012                                                                            200,000                  221,219

General Electric Capital:

   Medium-Term Notes, Ser. A, 1.265%, 2005                                                    1,000,000  (a)           1,001,949

   Medium-Term Notes, Ser. A, 6.75%, 2032                                                       125,000                  139,070

   Medium-Term Notes, Ser. A, 6.8%, 2005                                                        500,000                  544,746

Goldman Sachs,

   Notes, 5.25%, 2013                                                                           180,000                  181,250

Household Finance,

   Notes, 6.375%, 2012                                                                          160,000                  174,542

John Deere Capital,

   Notes, 7%, 2012                                                                               60,000                  68,821


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

Lehman Brothers,

   Medium-Term Notes, Ser. F, 7.5%, 2006                                                        200,000                  226,105

MBNA America Bank,

   Sub. Notes, 6.625%, 2012                                                                     300,000                  329,188

Merrill Lynch & Co.,

   Notes, 6%, 2009                                                                              250,000                  272,698

Morgan Stanley,

   Sr. Notes, 5.3%, 2013                                                                        150,000                  152,508

SLM,

   Medium-Term Notes, 5.05%, 2014                                                               200,000                  197,878

Santander Financial Issuances,

   Gtd. Sub. Notes, 6.375%, 2011                                                                250,000                  278,075

                                                                                                                       5,335,591

FOOD & BEVERAGES--1.8%

ConAgra Foods,

   Notes, 6.75%, 2011                                                                           130,000                  146,545

Coors Brewing,

   Gtd. Notes, 6.375%, 2012                                                                     150,000                  163,360

Diageo Capital,

   Notes, 4.85%, 2018                                                                            20,000                   19,044

General Mills,

   Notes, 6%, 2012                                                                              250,000                  267,717

H.J. Heinz Finance,

   Gtd. Notes, 6%, 2012                                                                         120,000                  130,028

Kellogg,

   Notes, Ser. B, 6.6%, 2011                                                                     50,000                   55,947

Kraft Foods,

   Bonds, 6.5%, 2031                                                                             20,000                   20,617

Kroger,

   Gtd. Notes, 6.2%, 2012                                                                       200,000                  214,086

Pepsi Bottling,

   Sr. Notes, Ser. B, 7%, 2029                                                                  100,000                  114,428

Safeway,

   Debs., 7.25%, 2031                                                                           100,000                  110,257

                                                                                                                       1,242,029

FOREIGN--.8%

Hydro-Quebec,

   Debs., Ser. HY, 8.4%, 2022                                                                   201,000                  262,894

United Mexican States,

   Medium-Term Notes, 8.3%, 2031                                                                250,000                  278,375

                                                                                                                         541,269

                                                                                                         The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL--.3%

Pitney Bowes,

   Notes, 4.75%, 2018                                                                            30,000                   28,503

Waste Management,

   Gtd. Notes, 6.875%, 2009                                                                     140,000                  157,316

                                                                                                                         185,819

MEDICAL--.2%

Becton Dickinson,

   Notes, 4.9%, 2018                                                                             60,000                   57,743

Johnson & Johnson,

   Debs., 6.95%, 2029                                                                           100,000                  117,159

                                                                                                                         174,902

METALS & MINING--.3%

Alcoa,

   Notes, 7.375%, 2010                                                                          210,000                  245,167

MUNICIPALS--.1%

State of Illinois,

   Bonds, 5.1%, 2033                                                                             60,000                   54,255

OIL & GAS--2.3%

Anadarko Finance,

   Gtd. Notes, Ser. B, 6.75%, 2011                                                              200,000                  225,235

Apache,

   Sr. Notes, 6.25%, 2012                                                                       100,000                  111,103

ChevronTexaco Capital,

   Gtd. Notes, 3.5%, 2007                                                                       500,000                  506,960

Devon Financing,

   Gtd. Notes, 7.875%, 2031                                                                      30,000                   35,608

Kinder Morgan,

   Sr. Notes, 6.5%, 2012                                                                         40,000                   44,129

Marathon Oil,

   Notes, 5.375%, 2007                                                                           50,000                   53,466

Occidental Petroleum,

   Sr. Notes, 5.875%, 2007                                                                      350,000                  381,000

PEMEX Project Funding Master Trust,

   Gtd. Notes, 7.375%, 2014                                                                      80,000                   84,400

Phillips Petroleum,

   Debs., 6.65%, 2018                                                                           150,000                  168,755

Valero Energy,

   Notes, 6.875%, 2012                                                                           30,000                   33,005

                                                                                                                       1,643,661


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PAPER PRODUCTS--.4%

International Paper,

   Notes, 5.85%, 2012                                                                           190,000                  197,737

Weyerhaeuser,

   Debs., 7.375%, 2032                                                                           60,000                   64,793

                                                                                                                         262,530

RETAIL--.3%

Target,

   Notes, 5.875%, 2012                                                                          175,000                  189,537

TECHNOLOGY--.2%

IBM,

   Debs., 7%, 2025                                                                              100,000                  113,384

TELECOMMUNICATIONS--3.0%

AT&T,

   Sr. Notes, 8.5%, 2031                                                                        190,000                  216,184

AT&T Wireless Services,

   Sr. Notes, 8.75%, 2031                                                                        60,000                   72,405

Bell Atlantic Pennsylvania,

   Debs., 6%, 2028                                                                              300,000                  293,299

British Telecom,

   Notes, 8.375%, 2010                                                                          250,000                  302,417

Deutsche Telekom International Finance,

   Gtd. Notes, 8.5%, 2010                                                                       150,000                  180,809

France Telecom,

   Notes, 9%, 2011                                                                               90,000                  108,759

SBC Communications,

   Notes, 5.875%, 2012                                                                          200,000                  212,222

Sprint Capital,

   Gtd. Notes, 6.875%, 2028                                                                     130,000                  122,762

Telecom Italia Capital,

   Gtd. Notes, Cl. B, 5.25%, 2013                                                               210,000  (b)             208,849

Verizon Wireless Capital,

   Notes, 5.375%, 2006                                                                          170,000                  181,714

Vodafone,

   Notes, 7.625%, 2005                                                                          200,000                  214,674

                                                                                                                       2,114,094

TRANSPORTATION--1.5%

CSX,

   Debs., 7.95%, 2027                                                                            50,000                   60,360

                                                                                                            The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION (CONTINUED)

Canadian Pacific Railroad,

   Notes, 5.75%, 2033                                                                            50,000                   47,848

Norfolk Southern,

   Notes, 7.35%, 2007                                                                           300,000                  340,574

Union Pacific,

   Notes, 6.125%, 2012                                                                          400,000                  433,388

United Parcel Service,

   Debs., 8.375%, 2020                                                                          150,000                  196,685

                                                                                                                       1,078,855

U.S. GOVERNMENT--17.7%

U.S. Treasury Bonds:

   5.5%, 8/15/2028                                                                            1,920,000                1,982,995

   6.5%, 11/15/2026                                                                             800,000                  933,496

   7.25%, 8/15/2022                                                                             550,000                  688,056

   8.125%, 8/15/2019                                                                          1,000,000                1,342,260

   8.875%, 2/15/2019                                                                            450,000                  639,842

   9%, 11/15/2018                                                                               500,000                  717,051

   11.25%, 2/15/2015                                                                            650,000                1,038,017

   13.75%, 8/15/2004                                                                          4,000,000                4,389,360

U.S. Treasury Notes:

   3.25%, 8/15/2008                                                                             250,000                  250,654

   5%, 8/15/2011                                                                                500,000                  533,690

                                                                                                                      12,515,421

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--34.2%

Federal Farm Credit Banks,

   Bonds, 2.375%, 10/2/2006                                                                     400,000                  396,499

Federal Home Loan Banks:

   Bonds, 3.875%, 6/14/2013                                                                     900,000                  847,015

   Bonds, 5.75%, 5/15/2012                                                                      500,000                  542,010

Federal Home Loan Mortgage Corp.:

   Notes, 5.125%, 7/15/2012                                                                   1,000,000                1,038,300

   Notes, 6.25%, 7/15/2032                                                                      350,000                  378,833

   5%, 12/1/2017-6/1/2033                                                                     2,097,043                2,112,756

   5.5%, 6/1/2016-3/1/2033                                                                    2,769,471                2,796,782

   6%, 6/1/2012-2/1/2032                                                                      1,008,109                1,041,148

   6.5%, 11/1/2004-10/1/2031                                                                    483,184                  504,493

   7%, 3/1/2012-4/1/2031                                                                        224,080                  236,459

   7.5%, 12/1/2025-1/1/2031                                                                     137,587                  147,197

   8%, 10/1/2019-10/1/2030                                                                       81,332                   88,013

   8.5%, 7/1/2030                                                                                 7,243                    7,804

   9%, 8/1/2030                                                                                   9,008                    9,847


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Federal National Mortgage Association:

   Bonds, 6.625%, 11/15/2030                                                                    300,000                  339,148

   Notes, 6%, 5/15/2011                                                                       1,070,000                1,181,398

   4.5%, 8/1/2018-8/1/2033                                                                    1,984,485                1,938,815

   5%, 6/1/2018-8/1/2033                                                                      1,709,897                1,709,295

   5.5%, 12/1/2013-5/1/2033                                                                   1,291,451                1,312,061

   6%, 9/1/2013-5/1/2033                                                                      2,077,313                2,140,173

   6.5%, 5/1/2016-2/1/2032                                                                    2,237,525                2,341,319

   7%, 7/1/2015-5/1/2031                                                                        124,108                  131,027

   7.5%, 3/1/2012-3/1/2031                                                                      202,867                  216,615

   8%, 5/1/2013-3/1/2031                                                                         91,972                   99,284

Government National Mortgage Association I:

   6%, 1/15/2029                                                                                128,747                  133,172

   6.5%, 9/15/2008-6/15/2029                                                                    274,049                  287,376

   7%, 8/15/2025-9/15/2031                                                                    1,221,909                1,295,991

   7.5%, 12/15/2026-1/15/2031                                                                   134,798                  144,268

   8%, 1/15/2030-10/15/2030                                                                      91,549                   98,844

   8.5%, 4/15/2025-9/15/2030                                                                     29,431                   32,120

   9%, 10/15/2027                                                                                51,127                   56,176

   9.5%, 2/15/2025                                                                               29,105                   32,333

Tennessee Valley Authority:

   Bonds, 4.75%, 7/15/2004                                                                      500,000                  511,642

   Notes, 6.25%, 12/15/2017                                                                      70,000                   77,495

                                                                                                                      24,225,708

UTILITIES/GAS & ELECTRIC--4.4%

Alabama Power,

   Sr. Notes, Ser. X, 3.125%, 2008                                                              140,000                  136,840

Carolina Power & Light,

   First Mortgage Bonds, 5.125%, 2013                                                           180,000                  181,373

Consolidated Edison of New York,

   Debs., Ser. 2002-B, 4.875%, 2013                                                             200,000                  200,724

Duke Energy,

   Sr. Notes, 5.625%, 2012                                                                       50,000                   51,443

Florida Power & Light,

   First Mortgage Bonds, 5.625%, 2034                                                            50,000                   48,206

MidAmerican Energy:

   Medium-Term Notes, 5.125%, 2013                                                              345,000                  348,122

   Sr. Notes, 3.5%, 2008                                                                        160,000                  155,719

National Rural Utilities:

   Notes, 5.5%, 2005                                                                            500,000                  522,096

   Notes, 5.75%, 2009                                                                           230,000                  248,010

                                                                                                           The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES/GAS & ELECTRIC (CONTINUED)

Niagara Mohawk Power,

   First Mortgage Bonds, 7.75%, 2006                                                            300,000                  337,703

Ohio Power,

   Sr. Notes, Ser. G, 6.6%, 2033                                                                 20,000                   20,855

Peco Energy,

   First Mortgage Bonds, 3.5%, 2008                                                             135,000                  134,140

South Carolina Electric & Gas,

   First Mortgage Bonds, 5.3%, 2033                                                              50,000                   45,636

Virginia Electric & Power,

   Sr. Notes, Ser. A, 4.75%, 2013                                                               190,000                  186,367

Wisconsin Energy,

   Sr. Notes, 5.5%, 2008                                                                        500,000                  535,125

                                                                                                                       3,152,359

TOTAL BONDS AND NOTES

   (cost $64,347,969)                                                                                                 65,191,391

SHORT-TERM INVESTMENTS--6.8%
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

Goldman Sachs & Co., Tri-Party

  Repurchase Agreement, .96%, dated 10/31/2003,

  due 11/3/2003 in the amount of $4,850,887

  (fully collateralized by $4,950,000 U.S. Treasury Bills,

  due 11/20/2003, value $4,947,575)

   (cost $4,850,499)                                                                          4,850,499                  4,850,499
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $69,198,468)                                                               98.8%                70,041,890

CASH AND RECEIVABLES (NET)                                                                          1.2%                   826,938

NET ASSETS                                                                                        100.0%                70,868,828

(A) VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(B) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
    OF  1933.  THIS  SECURITY  MAY  BE  RESOLD  IN  TRANSACTIONS   EXEMPT  FROM
    REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS. AT OCTOBER 31,
    2003, THIS SECURITY AMOUNTED TO $208,849 OR .3% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--

   See Statement of Investments--Note 1(c)               69,198,468  70,041,890

Cash                                                                    220,700

Interest receivable                                                     789,016

Receivable for shares of Capital Stock subscribed                        41,597

                                                                     71,093,203

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    63,983

Payable for shares of Capital Stock redeemed                             81,010

Payable for investment securities purchased                              79,382

                                                                        224,375

NET ASSETS ($)                                                       70,868,828

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      69,971,505

Accumulated undistributed investment income--net                            246

Accumulated net realized gain (loss) on investments                      53,655

Accumulated net unrealized appreciation
  (depreciation) on investments                                         843,422

NET ASSETS ($)                                                       70,868,828

NET ASSET VALUE PER SHARE

                                                       Class A                Class B                Class C                Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                      20,176,458             24,876,523             11,104,407             14,711,440

Shares Outstanding                                   1,763,907              2,167,899                981,408              1,286,294
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                            11.44                  11.47                  11.31                  11.44

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,923,602

EXPENSES:

Management fee--Note 2(a)                                              440,257

Distribution and service fees--Note 2(b)                               318,995

Loan commitment fees--Note 4                                             1,018

TOTAL EXPENSES                                                         760,270

INVESTMENT INCOME--NET                                               2,163,332

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                              1,714,867

Net unrealized appreciation (depreciation) on investments           (1,704,103)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  10,764

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,174,096

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                              ----------------------------------
                                                     2003                  2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,163,332             2,536,587

Net realized gain (loss) on investments         1,714,867                51,172

Net unrealized appreciation
   (depreciation) on investments               (1,704,103)               18,120

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                    2,174,096             2,605,879

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                   (668,027)             (541,157)

Class B shares                                   (732,897)             (707,327)

Class C shares                                   (265,088)             (203,247)

Class R shares                                   (609,264)           (1,076,755)

TOTAL DIVIDENDS                                (2,275,276)           (2,528,486)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 19,481,910            25,863,240

Class B shares                                 11,730,524            19,238,339

Class C shares                                  9,521,207            10,881,179

Class R shares                                  1,508,539             1,875,874

Dividends reinvested:

Class A shares                                    359,673               333,914

Class B shares                                    404,705               362,751

Class C shares                                    140,886               121,410

Class R shares                                    341,613               520,744

Cost of shares redeemed:

Class A shares                                (16,774,875)          (20,478,224)

Class B shares                                (13,568,821)           (9,469,341)

Class C shares                                 (6,120,401)           (7,177,255)

Class R shares                                 (8,964,571)           (4,834,347)

INCREASE (DECREASE) IN NET ASSETS

   FROM CAPITAL STOCK TRANSACTIONS             (1,939,611)           17,238,284

TOTAL INCREASE (DECREASE) IN NET ASSETS        (2,040,791)           17,315,677

NET ASSETS ($):

Beginning of Period                            72,909,619            55,593,942

END OF PERIOD                                  70,868,828            72,909,619

Undistributed investment income--net                  246                   246

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended October 31,
                                               ---------------------------------
                                                     2003                  2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,685,356             2,312,582

Shares issued for dividends reinvested             31,175                29,800

Shares redeemed                                (1,452,244)           (1,839,056)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     264,287               503,326

CLASS B(A)

Shares sold                                     1,010,625             1,702,603

Shares issued for dividends reinvested             34,960                32,201

Shares redeemed                                (1,173,435)             (843,646)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (127,850)              891,158

CLASS C

Shares sold                                       830,432               984,938

Shares issued for dividends reinvested             12,346                10,942

Shares redeemed                                  (533,059)             (651,827)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     309,719               344,053

CLASS R

Shares sold                                       131,511               168,121

Shares issued for dividends reinvested             29,609                46,525

Shares redeemed                                  (779,986)             (432,407)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (618,866)             (217,761)

(A)  DURING THE PERIOD  ENDED  OCTOBER  31,  2003,  185,087  CLASS B SHARES
     REPRESENTING $2,142,491 WERE AUTOMATICALLY CONVERTED TO 185,649 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2002, 83,298 CLASS B SHARES REPRESENTING $952,184 WERE AUTOMATICALLY CONVERTED TO 83,521 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                       Year Ended October 31,
                                                            ------------------------------------------------------------------------
CLASS A SHARES                                                   2003           2002(a)        2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.44          11.46          10.64          10.60         11.31

Investment Operations:

Investment income--net                                            .37(b)         .49(b)         .60            .62           .57

Net realized and unrealized
   gain (loss) on investments                                     .01            .00(c)         .82            .04          (.71)

Total from Investment Operations                                  .38            .49           1.42            .66          (.14)

Distributions:

Dividends from investment income--net                            (.38)          (.51)          (.60)          (.62)         (.57)

Net asset value, end of period                                  11.44          11.44          11.46          10.64         10.60

TOTAL RETURN (%)(D)                                              3.34           4.44          13.74           6.43         (1.26)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .85            .85            .85            .85           .85

Ratio of net investment income

   to average net assets                                         3.13           4.44           5.41           5.87          5.22

Portfolio Turnover Rate                                        173.68         136.77          65.05          72.30        161.28

Net Assets, end of period ($ x 1,000)                          20,176         17,159         11,415          6,657         5,044

(A) AS REQUIRED, EFFECTIVE NOVEMBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
    OF THE AICPA  AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES  AND BEGAN
    AMORTIZING  DISCOUNT  ON FIXED  INCOME  SECURITIES  ON A  SCIENTIFIC  BASIS  AND
    INCLUDING  PAYDOWN  GAINS AND  LOSSES IN  INTEREST  INCOME.  THE EFFECT OF THESE
    CHANGES FOR THE PERIOD  ENDED  OCTOBER 31, 2002 WAS TO INCREASE  NET  INVESTMENT
    INCOME  PER SHARE AND  DECREASE  NET  REALIZED  AND  UNREALIZED  GAIN  (LOSS) ON
    INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT
    INCOME  TO  AVERAGE  NET  ASSETS  FROM  4.43%  TO  4.44%.  PER  SHARE  DATA  AND
    RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO  NOVEMBER 1, 2001 HAVE NOT BEEN
    RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                        Year Ended October 31,
                                                             -----------------------------------------------------------------------
CLASS B SHARES                                                   2003           2002(a)        2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.48          11.49          10.68          10.64         11.35

Investment Operations:

Investment income--net                                            .30(b)         .44(b)         .55            .57           .52

Net realized and unrealized
   gain (loss) on investments                                     .01            .00(c)         .81            .04          (.71)

Total from Investment Operations                                  .31            .44           1.36            .61          (.19)

Distributions:

Dividends from investment income--net                            (.32)          (.45)          (.55)          (.57)         (.52)

Net asset value, end of period                                  11.47          11.48          11.49          10.68         10.64

TOTAL RETURN (%)(D)                                              2.74           4.00          13.05           5.90         (1.73)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.35           1.35           1.35           1.35          1.35

Ratio of net investment income

   to average net assets                                         2.64           3.93           4.94           5.37          4.72

Portfolio Turnover Rate                                        173.68         136.77          65.05          72.30        161.28

Net Assets, end of period ($ x 1,000)                          24,877         26,352         16,144          9,813        10,056

 (A) AS  REQUIRED,  EFFECTIVE  NOVEMBER  1, 2001,  THE FUND HAS  ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THESE  CHANGES FOR THE PERIOD ENDED OCTOBER 31, 2002 WAS TO INCREASE NET
     INVESTMENT  INCOME PER SHARE AND DECREASE NET REALIZED AND UNREALIZED  GAIN
     (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF
     NET INVESTMENT  INCOME TO AVERAGE NET ASSETS FROM 3.91% TO 3.93%. PER SHARE
     DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO NOVEMBER 1, 2001
     HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                       Year Ended October 31,
                                                            ------------------------------------------------------------------------
CLASS C SHARES                                                   2003           2002(a)        2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.32          11.33          10.53          10.50         11.20

Investment Operations:

Investment income--net                                            .30(b)         .43(b)         .54            .56           .51

Net realized and unrealized
   gain (loss) on investments                                     .01            .00(c)         .80            .03          (.70)

Total from Investment Operations                                  .31            .43           1.34            .59          (.19)

Distributions:

Dividends from investment income--net                            (.32)          (.44)          (.54)          (.56)         (.51)

Net asset value, end of period                                  11.31          11.32          11.33          10.53         10.50

TOTAL RETURN (%)(D)                                              2.73           4.00          13.05           5.80         (1.74)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.35           1.35           1.35           1.35          1.35

Ratio of net investment income

   to average net assets                                         2.64           3.90           4.86           5.34          4.72

Portfolio Turnover Rate                                        173.68         136.77          65.05          72.30        161.28

Net Assets, end of period ($ x 1,000)                          11,104          7,603          3,713          2,156         1,812

 (A) AS  REQUIRED,  EFFECTIVE  NOVEMBER  1, 2001,  THE FUND HAS  ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THESE  CHANGES FOR THE PERIOD ENDED OCTOBER 31, 2002 WAS TO INCREASE NET
     INVESTMENT  INCOME PER SHARE AND DECREASE NET REALIZED AND UNREALIZED  GAIN
     (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF
     NET INVESTMENT  INCOME TO AVERAGE NET ASSETS FROM 3.88% TO 3.90%. PER SHARE
     DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO NOVEMBER 1, 2001
     HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                        Year Ended October 31,
                                                            ------------------------------------------------------------------------
CLASS R SHARES                                                   2003           2002(a)        2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.44          11.46          10.64          10.61         11.31

Investment Operations:

Investment income--net                                         .39(b)            .54(b)         .63            .64           .60

Net realized and unrealized
   gain (loss) on investments                                     .02           (.03)           .82            .03          (.70)

Total from Investment Operations                                  .41            .51           1.45            .67          (.10)

Distributions:

Dividends from investment income--net                           (.41)           (.53)          (.63)          (.64)         (.60)

Net asset value, end of period                                  11.44          11.44          11.46          10.64         10.61

TOTAL RETURN (%)                                                 3.61           4.70          14.02           6.59          (.91)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .60            .60            .60            .60           .60

Ratio of net investment income

   to average net assets                                         3.37           4.80           5.77           6.12          5.47

Portfolio Turnover Rate                                        173.68         136.77          65.05          72.30        161.28

Net Assets, end of period ($ x 1,000)                          14,711         21,796         24,322         40,492        37,207

 (A) AS  REQUIRED,  EFFECTIVE  NOVEMBER  1, 2001,  THE FUND HAS  ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THESE  CHANGES FOR THE PERIOD ENDED OCTOBER 31, 2002 WAS TO INCREASE NET
     INVESTMENT  INCOME PER SHARE AND DECREASE NET REALIZED AND UNREALIZED  GAIN
     (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF
     NET INVESTMENT  INCOME TO AVERAGE NET ASSETS FROM 4.79% TO 4.80%. PER SHARE
     DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO NOVEMBER 1, 2001
     HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Limited Term Income Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund. The fund's investment objective is to obtain as high a level of current income as is consistent with safety of principal and maintenance of liquidity. Although the fund may invest in obligations with different remaining maturities, the fund's dollar-weighted average maturity will be no more than ten years. The Dreyfus Corporation (the " Manager" ) serves as the fund' s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. (" Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 250 million shares of $.001 par value Capital Stock. The fund currently offers four classes of shares: Class A (50 million shares authorized), Class B (50 million shares authorized), Class C (50 million shares authorized) and Class R (100 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt
obligation    subject    to    an    obligation    of    the

seller to repurchase, and the fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $246, undistributed capital gains
$53,694    and    unrealized    appreciation    $856,301.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2003 and October 31, 2002 were as follows: ordinary
income    $2,275,276    and    $2,528,486,    respectively.

During the period ended October 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $111,944, decreased accumulated net realized gain (loss) on investments by $100,565 and decreased paid-in capital by $11,379. Net assets were not affected by this reclassification.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .60% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-

pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

During the period ended October 31, 2003, the Distributor retained $18,551 from commissions earned on sales of the fund's Class A shares and $88,268 and $6,757 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(B) DISTRIBUTION AND SERVICE PLAN: Under separate Distribution Plans (the " Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares pay the Distributor for distributing their shares at an aggregate annual rate of ..50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. During the period ended October 31, 2003, Class A,
Class B and Class C shares were charged $50,868, $131,338 and $47,413, respectively, pursuant to their respective Plans. Class B and Class C shares were charged $65,669 and $23,707, respectively, pursuant to the Service Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 2003, amounted to $124,828,822 and $118,383,437, respectively, of which $50,879,847 in purchases and $55,647,496 in sales were from dollar roll transactions.

The fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the fund sells mortgage-backed securities to a financial institution and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date, at an agreed upon price.

At October 31, 2003, the cost of investments for federal income tax purposes was $69,185,589; accordingly, accumulated net unrealized appreciation on investments was $856,301, consisting of $1,488,791 gross unrealized appreciation and $632,490 gross unrealized depreciation.

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2003, the fund did not borrow under the Facility.


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Limited Term Income Fund (the " Fund" ) of The Dreyfus/Laurel Funds, Inc., as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and broker. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Limited Term Income Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                             /s/KPMG LLP


New York, New York
December 10, 2003

                                                             The Fund


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)

Chairman of the Board (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

James Fitzgibbons (69)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Howes Leather Corporation, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

J. Tomlinson Fort (75)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP (1998-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Allegheny College, Trustee

* Pittsburgh Ballet Theatre, Trustee

* American College of Trial Lawyers, Fellow

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Kenneth A. Himmel (57)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, Related Urban Development, a real estate development company (1996-present)

* President and CEO, Himmel & Company, a real estate development company (1980-present)

* CEO, American Food Management, a restaurant company (1983-present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25


Stephen J. Lockwood (56)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* Affiliated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Roslyn Watson (54)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Benaree Pratt Wiley (57)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

* Mass Development, Director

* Commonwealth Institute, Director

* Efficacy Institute, Director

* PepsiCo Africa-America, Advisory Board

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS, EMERITUS BOARD MEMBER

FRANCIS P. BRENNAN, EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 85 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 76 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1992.


ROBERT ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Money Market Funds of the Manager, and an officer of 37 investment companies (comprised of 79 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  JULY 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                             The Fund

NOTES

                      For More Information

                        Dreyfus Premier Limited Term
                        Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

(c) 2003 Dreyfus Service Corporation                                  345AR1003



      Dreyfus Premier
      Midcap Stock Fund

      ANNUAL REPORT October 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            18   Financial Highlights

                            23   Notes to Financial Statements

                            30   Independent Auditors' Report

                            31   Board Members Information

                            33   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                              Midcap Stock Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Midcap Stock Fund covers the 12-month period from November 1, 2002, through October 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John O'Toole.

Recent estimates of greater than expected U.S. Gross Domestic Product annualized growth during the third quarter of 2003 suggest that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have begun to increase spending and investment. As a result, stocks rallied over the reporting period, posting gains in virtually every market sector and capitalization range.

We have seen strong quarters before, only to be disappointed when growth proved unsustainable. Based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest investments that are right for your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 17, 2003




DISCUSSION OF FUND PERFORMANCE

John O'Toole, Portfolio Manager

How did Dreyfus Premier Midcap Stock Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2003, the fund produced total returns of 26.67% for Class A shares, 25.75% for Class B shares, 25.79% for Class C shares, 26.97% for Class R shares and 26.28% for Class T shares.(1) This compares with the fund's benchmark, the Standard & Poor's MidCap 400 Index ("S&P 400 Index" ), which produced a total return of 30.61% for the same period.(2)

We attribute these results to a dramatic rise in stock market prices that began in mid-March 2003 and continued throughout the reporting period. Improving economic fundamentals and the quick end to major combat operations in Iraq bolstered investor confidence, driving stocks sharply higher. Midcap stocks rose even more sharply than their large-cap counterparts. While the fund participated in this trend, some of the market's best performance was concentrated among highly volatile stocks with weak underlying fundamentals. Because our disciplined investment approach generally leads us to avoid such investments, the fund's total returns trailed the S&P 400 Index.

What is the fund's investment approach?

The fund invests primarily in a blended portfolio of growth and value stocks of mid-capitalization companies, which are chosen through a disciplined process that combines computer-modeling techniques, fundamental analysis and risk management.

The quantitatively driven valuation process identifies and ranks approximately 2,500 midcap stocks based on more than a dozen different valuation inputs. Those inputs, which we believe can have an important influence on stock returns, include, among other things, earnings estimates, profit margins and growth in cash flow. Based on

                                                                The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

our analysis of which inputs are being rewarded by investors, we establish weightings for each input and make continuous adjustments for the uniqueness of various industries and economic sectors. For example, if the equity markets were rewarding companies with strong growth in cash flow, then we would add more weight to our growth-in-cash-flow input.

After considering the different valuation factors, our investment management team conducts fundamental research on each stock, which ultimately results in their buy-and-sell recommendations. The fund seeks to own the best-performing stocks within each economic sector of the midcap market. By maintaining an economic sector-neutral stance, we allow individual stock selection to drive the portfolio's performance.

What other factors influenced the fund's performance?

The fund received the largest contributions to its performance from the energy area, which benefited from higher commodity prices in the aftermath of the war in Iraq. The fund' s individual stock selections in the energy group proved particularly strong. We focused on independent oil and gas producers such as Patina Oil & Gas, while avoiding many of the area's weakest performers. In the health care area, the fund identified a number of strong individual performers, including generic drug producers such as Mylan Laboratories that are trying to take advantage of expiring drug patents held by major pharmaceutical firms. Investments in profitable biotechnology companies such as Gilead Sciences, also contributed positively to returns. Finally, in the financial services area, the fund targeted beneficiaries of the home refinancing boom, including Countrywide Financial, as well as regional savings institutions such as Doral Financial, that prospered in this low interest-rate environment.

The fund' s performance was undermined by some disappointing stock selections among business services and consumer cyclical stocks. FTI Consulting, for example, a company that provides support services in such areas as litigation and claims management consulting services to major corporations, announced the expectations of disappointing results late in the reporting period based upon weak sales trends. Consumer cyclical stocks such as Michaels Stores and Abercrombie & Fitch experienced more volatile business trends than were expected, which negatively impacted the price of these issues. However, as the U.S. economy continues to show signs of improvement, we feel the fund is appropriately weighted in these stocks to potentially help the fund's returns in the future as consumer confidence builds.

What is the fund's current strategy?

as of the reporting period' s end, the fund's issue-by-issue stock selection process led us to allocate an approximately equal percentage of assets to growth and value stocks. This represents a mild shift from the start of the reporting period, when the fund found a greater proportion of attractive investments among value-oriented midcap stocks. We continue to believe that midcap stocks offer greater opportunities for capital appreciation than their large-cap counterparts and lower risks of failure than most small-cap stocks.

November 17, 2003

 (1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

 (2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S MIDCAP 400 INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE-COMPANY SEGMENT OF THE U.S. MARKET.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Midcap Stock Fund Class R shares and the Standard & Poor's MidCap 400 Index

EXHIBIT A:

              Dreyfus
              Premier
               Midcap       Standard &
               Stock          Poor's
                Fund         MidCap
  PERIOD      (Class R         400
              shares)        Index *

 11/12/93     10,000         10,000
 10/31/94      9,823         10,238
 10/31/95     12,139         12,409
 10/31/96     15,368         14,563
 10/31/97     21,343         19,320
 10/31/98     20,942         20,616
 10/31/99     24,594         24,960
 10/31/00     30,102         32,860
 10/31/01     25,419         28,769
 10/31/02     24,431         27,394
 10/31/03     31,019         35,779

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS R SHARES OF DREYFUS PREMIER MIDCAP STOCK FUND ON 11/12/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S MIDCAP 400 INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 10/31/93 IS USED AS THE BEGINNING VALUE ON 11/12/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS A, CLASS B, CLASS C AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. STOCK MARKET AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns as of 10/31/03

                                                                  Inception                                                   From
                                                                    Date                1 Year             5 Years         Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                  4/6/94              19.41%               6.64%           11.57%
WITHOUT SALES CHARGE                                               4/6/94              26.67%               7.91%           12.26%

CLASS B SHARES
WITH APPLICABLE REDEMPTIONCHARGE ((+))                            1/16/98              21.75%               6.80%            5.34%
WITHOUT REDEMPTION                                                1/16/98              25.75%               7.11%            5.48%

CLASS C SHARES
WITH APPLICABLE REDEMPTIONCHARGE ((+)(+))                         1/16/98              24.79%               7.11%            5.50%
WITHOUT REDEMPTION                                                1/16/98              25.79%               7.11%            5.50%

CLASS R SHARES                                                   11/12/93              26.97%               8.17%           12.02%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                               8/16/99              20.64%                 --             3.79%
WITHOUT SALES CHARGE                                              8/16/99              26.28%                 --             4.92%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
       AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
          FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

October 31, 2003

COMMON STOCKS--96.6%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL--14.0%

Abercrombie & Fitch, Cl. A                                                                       45,900  (a)           1,308,150

ArvinMeritor                                                                                     57,800                  970,462

Aztar                                                                                            40,000  (a)             835,200

Bob Evans Farms                                                                                  46,800                1,383,408

Borders Group                                                                                    66,900  (a)           1,515,285

Brinker International                                                                            51,800  (a)           1,648,794

CBRL Group                                                                                       26,100                1,011,375

Chico's FAS                                                                                      49,600  (a,b)         1,861,984

Claire's Stores                                                                                  56,500                2,186,550

Coach                                                                                           106,000  (a)           3,759,820

Columbia Sportswear                                                                              21,800  (a)           1,269,632

GTECH                                                                                            62,600                2,796,968

Gentex                                                                                           51,800                2,022,790

HON INDUSTRIES                                                                                   17,200                  705,200

J.C. Penney                                                                                      37,600  (b)             889,240

Magna International, Cl. A                                                                       15,200                1,219,496

Michaels Stores                                                                                  38,800                1,841,836

Mohawk Industries                                                                                35,100  (a)           2,601,612

Movie Gallery                                                                                    14,100  (a)             291,588

Pep Boys--Manny, Moe & Jack                                                                      55,700                1,071,111

Pier 1 Imports                                                                                   74,700                1,725,570

Ross Stores                                                                                      36,100                1,805,361

Ruby Tuesday                                                                                     43,000                1,176,050

Superior Industries International                                                                20,300                  862,750

Zale                                                                                             31,100  (a)           1,609,736

                                                                                                                      38,369,968

CONSUMER STAPLES--2.7%

Bunge Limited                                                                                    20,500                  555,550

Dial                                                                                             47,200                1,132,800

Fresh Del Monte Produce                                                                          25,100  (b)             627,500

Helen of Troy                                                                                    32,200  (a)             722,246

J.M. Smucker                                                                                     28,200                1,234,314

Jarden                                                                                           21,000  (a)             867,090

Pactiv                                                                                           61,100  (a)           1,347,255

Sensient Technologies                                                                            53,500                1,027,200

                                                                                                                       7,513,955


COMMON STOCKS (CONTINUED)                                                                       Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY RELATED--7.5%

Energen                                                                                          31,800                1,172,466

FMC Technologies                                                                                 83,000  (a)           1,666,640

Houston Exploration                                                                              36,100  (a)           1,263,500

Oil States International                                                                        128,400  (a)           1,572,900

Patina Oil & Gas                                                                                 41,000                1,729,380

Patterson-UTI Energy                                                                             56,800  (a)           1,623,912

Questar                                                                                          60,100                1,908,175

Southwestern Energy                                                                              55,500  (a)           1,076,700

Sunoco                                                                                           20,500                  897,080

Unit                                                                                             75,400  (a)           1,462,006

Valero Energy                                                                                    79,500                3,394,650

XTO Energy                                                                                      117,200                2,774,124

                                                                                                                      20,541,533

HEALTH CARE--13.4%

Aetna                                                                                            27,400                1,573,034

Apria Healthcare Group                                                                           60,700  (a)           1,760,300

Beckman Coulter                                                                                  40,900                2,030,685

Coventry Health Care                                                                             49,300  (a)           2,699,175

First Health Group                                                                               61,200  (a)           1,493,892

Gilead Sciences                                                                                  70,800  (a,b)         3,864,264

Health Net                                                                                       78,600  (a)           2,482,974

Henry Schein                                                                                     33,400  (a)           2,072,470

Hillenbrand Industries                                                                           21,800                1,297,754

ICN Pharmaceuticals                                                                              93,400                1,803,554

Invitrogen                                                                                       14,400  (a,b)           915,696

Kos Pharmaceuticals                                                                              27,600  (a)           1,095,996

Martek Biosciences                                                                               19,000  (a)             919,790

Millipore                                                                                        18,600  (a)             815,610

Mylan Laboratories                                                                              113,400                2,738,610

Oxford Health Plans                                                                              53,100  (a)           2,150,550

Pharmaceutical Resources                                                                         21,700  (a)           1,568,476

STERIS                                                                                           59,700  (a)           1,242,954

Sunrise Senior Living                                                                            31,800  (a,b)           919,020

Techne                                                                                           32,500  (a)           1,131,975

Varian Medical Systems                                                                           34,700  (a)           2,218,718

                                                                                                                      36,795,497

                                                                                                          The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE--18.2%

Affiliated Managers Group                                                                        14,800  (a,b)         1,073,000

Associated Banc-Corp                                                                              8,000                  329,280

Bear Stearns Cos.                                                                                20,800                1,586,000

City National                                                                                    35,800                2,155,518

Commerce Bancshares                                                                              36,500                1,747,620

Countrywide Financial                                                                            16,300                1,713,456

Dime Bancorp (Warrants)                                                                          68,300  (a)              11,611

Doral Financial                                                                                  48,100                2,429,050

Everest Re Group                                                                                 25,000                2,073,750

Fidelity National Financial                                                                      85,125                2,632,065

First American                                                                                   72,000                2,062,800

First Tennessee National                                                                         36,900                1,673,784

GreenPoint Financial                                                                             55,000                1,713,250

Hibernia, Cl. A                                                                                 109,600                2,475,864

IPC                                                                                              32,800                1,228,360

Legg Mason                                                                                       22,500                1,873,125

Marshall & Ilsley                                                                                33,800                1,210,716

National Commerce Financial                                                                     104,800                2,878,856

New Century Financial                                                                            30,600                1,134,648

New York Community Bancorp                                                                       76,600  (b)           2,772,920

Northwest Bancorp                                                                                 8,200                  170,806

Nuveen Investments, Cl. A                                                                        41,200                1,153,600

Old Republic International                                                                       69,200                2,487,048

Popular                                                                                          35,200                1,584,000

Principal Financial Group                                                                        36,500  (a)           1,144,275

RenaissanceRe                                                                                    24,500                1,102,010

Sky Financial Group                                                                              64,000                1,558,400

South Financial Group                                                                            59,800                1,562,574

Sovereign Bancorp                                                                                98,700                2,053,947

T. Rowe Price Group                                                                              27,400                1,127,510

Zions Bancorporation                                                                             19,900                1,219,671

                                                                                                                      49,939,514

INTERNET RELATED--1.3%

E*TRADE Financial                                                                               235,300  (a)           2,423,590

United Online                                                                                    40,900  (a)           1,177,511

                                                                                                                       3,601,101


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES--12.7%

American Power Conversion                                                                        55,700                1,126,811

Bemis                                                                                            23,500                1,086,640

Briggs & Stratton                                                                                14,600                  949,146

C.H. Robinson Worldwide                                                                          43,300                1,696,494

Carlisle Cos.                                                                                    24,000                1,376,400

Cooper Industries, Cl. A                                                                         24,200                1,280,180

Crane                                                                                            43,400                1,219,540

Cytec Industries                                                                                 41,600  (a)           1,452,256

Energizer                                                                                        46,800  (a)           1,722,240

Harsco                                                                                           33,400                1,279,554

Hovnanian Enterprises, Cl. A                                                                     19,500  (a)           1,584,960

ITT Industries                                                                                   16,200                1,101,438

J.B. Hunt Transport Services                                                                     36,600  (a)             928,908

KB HOME                                                                                          21,500                1,472,535

Landstar System                                                                                  11,900  (a)             869,176

Lennar, Cl. A                                                                                    34,900  (b)           3,205,565

Lubrizol                                                                                         47,900                1,451,370

Monsanto                                                                                         33,800                  846,690

Pall                                                                                             41,100                  961,740

Phelps Dodge                                                                                     18,500  (a)           1,142,190

Precision Castparts                                                                              51,700                2,126,421

RPM International                                                                                42,900                  619,905

Ryland Group                                                                                     10,800                  960,120

Sigma-Aldrich                                                                                    25,500                1,337,475

United Stationers                                                                                27,800  (a)           1,034,438

York International                                                                               54,800                2,177,752

                                                                                                                      35,009,944

SERVICES--9.5%

Affiliated Computer Services, Cl. A                                                              42,500  (a,b)         2,079,525

Apollo Group, Cl. A                                                                              13,800  (a,b)           876,714

Convergys                                                                                        55,400  (a)             889,724

Corinthian Colleges                                                                              30,600  (a)           1,894,752

Cox Radio, Cl. A                                                                                 46,500  (a,b)         1,028,580

Deluxe                                                                                           28,400                1,146,508

Entercom Communications                                                                          30,500  (a)           1,397,205

FTI Consulting                                                                                   39,600  (a)             788,040

                                                                                                              The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

FactSet Research Systems                                                                         30,500                1,331,020

ITT Educational Services                                                                         31,000  (a)           1,543,800

Manpower                                                                                         40,400                1,874,560

Moody's                                                                                          14,000                  809,620

Pharmaceutical Product Development                                                               36,800  (a)           1,106,576

Rent-A-Center                                                                                    41,750  (a)           1,305,105

Republic Services                                                                                92,400                2,148,300

SunGard Data Systems                                                                             59,400  (a)           1,666,170

Valassis Communications                                                                          56,400  (a)           1,460,760

Washington Post, Cl. B                                                                            2,850                2,101,619

Wireless Facilities                                                                              44,200  (a)             759,356

                                                                                                                      26,207,934

TECHNOLOGY--14.1%

ADTRAN                                                                                           33,900                2,306,217

Adobe Systems                                                                                    18,700                  819,808

Altera                                                                                           53,600  (a)           1,084,328

Amkor Technology                                                                                 57,600  (a)           1,085,760

Avaya                                                                                            59,900  (a)             775,106

Avid Technology                                                                                  34,500  (a)           1,785,030

Benchmark Electronics                                                                            33,900  (a)           1,651,608

Citrix Systems                                                                                   63,900  (a)           1,615,392

Digital River                                                                                    23,700  (a)             648,906

Garmin                                                                                           31,200  (a)           1,560,936

Integrated Circuit Systems                                                                       62,900  (a)           2,111,553

Lexmark International                                                                            11,700  (a)             861,237

MEMC Electronic Materials                                                                        85,700  (a)             959,840

Macrovision                                                                                      69,000  (a)           1,515,930

Microchip Technology                                                                             61,100                1,998,581

National Semiconductor                                                                           47,400  (a)           1,925,862

Plantronics                                                                                      64,300  (a)           1,788,183

QLogic                                                                                           32,600  (a)           1,827,230

Reynolds & Reynolds, Cl. A                                                                       45,900                1,246,644

SanDisk                                                                                          53,200  (a,b)         4,287,920

Scientific-Atlanta                                                                               48,000                1,420,800

Storage Technology                                                                               82,600  (a)           1,990,660

Take-Two Interactive Software                                                                    31,600  (a)           1,249,780


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Western Digital                                                                                 159,600  (a)           2,146,620

Zebra Technologies, Cl. A                                                                         1,350  (a)              76,882

                                                                                                                      38,740,813

UTILITIES--3.2%

Great Plains Energy                                                                              72,700                2,317,676

Hawaiian Electric Industries                                                                     39,100                1,789,607

SCANA                                                                                            70,000                2,400,300

WPS Resources                                                                                    49,400                2,189,902

                                                                                                                       8,697,485

TOTAL COMMON STOCKS

   (cost $213,250,067)                                                                                               265,417,744
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--2.3%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Goldman Sachs & Co.,

  Tri-Party Repurchase Agreement, .96%,

  dated 10/31/2003, due 11/3/2003

  in the amount of $6,371,510

  (fully collateralized by $6,502,000 U.S.

  Treasury Bills, 1% due 11/20/2003,

  value $6,498,814)

   (cost $6,371,000)                                                                          6,371,000                6,371,000
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL
   FOR SECURITIES LOANED--5.6%                                                                   Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $15,402,810)                                                                        15,402,810               15,402,810
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $235,023,877)                                                             104.5%             287,191,554

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (4.5%)            (12,461,820)

NET ASSETS                                                                                        100.0%             274,729,734



(A) NON-INCOME PRODUCING.

(B) ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT OCTOBER 31, 2003, THE TOTAL MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $14,930,492 AND THE TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $15,402,810.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments (including securities on loan,
   valued at $14,930,492)--Note 1(b,c)                 235,023,877  287,191,554

Cash                                                                     62,855

Receivable for investment securities sold                            21,875,712

Receivable for shares of Capital Stock subscribed                       556,728

Dividends and interest receivable                                        82,367

                                                                    309,769,216
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   336,678

Payable for investment securities purchased                          18,859,707

Liability for securitieson loan--Note 1(b)                           15,402,810

Payable for shares of Capital Stock redeemed                            440,104

Loan commitment fees payable                                                183

                                                                     35,039,482
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      274,729,734
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     255,254,943

Accumulated net realized gain (loss) on investments                 (32,692,886)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      52,167,677
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      274,729,734



NET ASSET VALUE PER SHARE

                                         Class A               Class B                Class C               Class R         Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                       146,957,811             50,865,989           16,163,832             59,255,606       1,486,496

Shares Outstanding                     8,812,636              3,205,731            1,016,511              3,495,313          90,170
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                           16.68                 15.87                 15.90                  16.95           16.49



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $5,007 foreign taxes withheld at source)      2,449,359

Income on securities lending                                            83,016

Interest                                                                55,683

TOTAL INCOME                                                         2,588,058

EXPENSES:

Management fee--Note 2(a)                                            2,538,537

Distribution and service plan fees--Note 2(b)                          880,647

Loan commitment fees--Note 4                                             3,323

TOTAL EXPENSES                                                       3,422,507

INVESTMENT (LOSS)--NET                                                (834,449)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                              4,142,459

Net realized gain (loss) on financial futures                          112,144

NET REALIZED GAIN (LOSS)                                             4,254,603

Net unrealized appreciation (depreciation) on investments           53,181,380

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              57,435,983

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                56,601,534

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                             -----------------------------------
                                                     2003                  2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                           (834,449)             (779,776)

Net realized gain (loss) on investments         4,254,603           (23,236,465)

Net unrealized appreciation
   (depreciation) on investments               53,181,380             6,923,046

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   56,601,534           (17,093,195)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 64,031,243           166,353,081

Class B shares                                  6,685,895            15,876,791

Class C shares                                  3,938,123             6,765,160

Class R shares                                 16,213,510            16,249,790

Class T shares                                  7,066,708               953,935

Cost of shares redeemed:

Class A shares                                (52,342,850)         (133,208,841)

Class B shares                                 (8,362,790)           (8,057,594)

Class C shares                                 (2,592,427)           (2,357,473)

Class R shares                                (43,208,527)          (24,880,158)

Class T shares                                 (6,711,443)             (471,808)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (15,282,558)           37,222,883

TOTAL INCREASE (DECREASE) IN NET ASSETS        41,318,976            20,129,688
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           233,410,758           213,281,070

END OF PERIOD                                 274,729,734           233,410,758


                                                     Year Ended October 31,
                                             -----------------------------------

                                                     2003                  2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     4,475,622            10,978,656

Shares redeemed                                (3,674,986)           (8,868,758)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     800,636             2,109,898
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       496,630             1,087,467

Shares redeemed                                  (624,968)             (585,540)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (128,338)              501,927
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       292,590               468,898

Shares redeemed                                  (192,486)             (169,909)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     100,104               298,989
--------------------------------------------------------------------------------

CLASS R

Shares sold                                     1,141,554             1,049,741

Shares redeemed                                (3,158,056)           (1,749,038)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,016,502)             (699,297)
--------------------------------------------------------------------------------

CLASS T

Shares sold                                       503,176                72,122

Shares redeemed                                  (469,246)              (33,678)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      33,930                38,444

(A) DURING THE PERIOD ENDED OCTOBER 31, 2003, 20,828 CLASS B SHARES REPRESENTING $291,034 WERE AUTOMATICALLY CONVERTED TO 19,874 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2002, 14,283 CLASS B SHARES REPRESENTING $194,547 WERE AUTOMATICALLY CONVERTED TO 13,720 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                      Year Ended October 31,
                                                              ----------------------------------------------------------------------
CLASS A SHARES                                                   2003           2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.16          13.73          19.99          16.69         14.24

Investment Operations:

Investment (loss)--net(a)                                        (.03)          (.03)          (.04)         (.03)          (.03)

Net realized and unrealized
   gain (loss) on investments                                    3.55           (.54)         (2.69)          3.66          2.48

Total from Investment Operations                                 3.52           (.57)         (2.73)          3.63          2.45

Distributions:

Dividends from net realized
   gain on investments                                             --             --          (3.53)          (.33)           --

Net asset value, end of period                                  16.68          13.16          13.73          19.99         16.69
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                             26.67          (4.15)        (15.81)         22.14         17.21
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         1.35           1.35           1.35           1.35          1.35

Ratio of interest expense
   and loan commitment fees
   to average net assets                                          .00(c)         .00(c)         .00(c)         .01            --

Ratio of net investment (loss)

   to average net assets                                         (.24)          (.24)          (.31)          (.17)         (.17)

Portfolio Turnover Rate                                         92.97          65.85          82.49         122.19         80.15
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         146,958        105,449         81,028         78,425        83,674

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                        Year Ended October 31,
                                                              ----------------------------------------------------------------------
CLASS B SHARES                                                   2003           2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.62          13.26          19.57          16.46         14.16

Investment Operations:

Investment (loss)--net(a)                                        (.13)          (.14)          (.14)          (.17)         (.15)

Net realized and unrealized
   gain (loss) on investments                                    3.38           (.50)         (2.64)          3.61          2.45

Total from Investment Operations                                 3.25           (.64)         (2.78)          3.44          2.30

Distributions:

Dividends from net realized
   gain on investments                                             --             --          (3.53)                        (.33)

Net asset value, end of period                                  15.87          12.62          13.26          19.57         16.46
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                             25.75          (4.83)        (16.47)         21.22         16.32
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         2.10           2.10           2.10           2.10          2.10

Ratio of interest expense
   and loan commitment fees
   to average net assets                                          .00(c)         .00(c)         .00(c)         .01            --

Ratio of net investment (loss)

   to average net assets                                         (.98)          (.98)         (1.06)          (.91)         (.92)

Portfolio Turnover Rate                                         92.97          65.85          82.49         122.19         80.15
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          50,866         42,067         37,556         35,959        25,724

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                     Year Ended October 31,
                                                              ----------------------------------------------------------------------
CLASS C SHARES                                                   2003           2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.64          13.29          19.59          16.48         14.17

Investment Operations:

Investment (loss)--net(a)                                        (.13)          (.14)          (.14)          (.17)         (.15)

Net realized and unrealized
   gain (loss) on investments                                    3.39           (.51)         (2.63)          3.61          2.46

Total from Investment Operations                                 3.26           (.65)         (2.77)          3.44          2.31

Distributions:

Dividends from net realized
   gain on investments                                             --             --          (3.53)          (.33)           --

Net asset value, end of period                                  15.90          12.64          13.29          19.59         16.48
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)                                             25.79          (4.89)        (16.40)         21.19         16.30
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
    to average net assets                                        2.10           2.10           2.10           2.10          2.10

Ratio of interest expense
   and loan commitment fees
   to average net assets                                          .00(c)         .00(c)         .00(c)         .01            --

Ratio of net investment (loss)

   to average net assets                                         (.99)          (.99)         (1.06)          (.91)         (.92)

Portfolio Turnover Rate                                         92.97          65.85          82.49         122.19         80.15
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          16,164         11,587          8,203          7,178         5,473

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                        Year Ended October 31,
                                                           -------------------------------------------------------------------------

CLASS R SHARES                                                   2003           2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.35          13.89          20.14          16.77         14.28

Investment Operations:

Investment income (loss)--net(a)                                  .01            .00(b)        (.01)           .02           .01

Net realized and unrealized
   gain (loss) on investments                                    3.59           (.54)         (2.71)          3.68          2.48

Total from Investment Operations                                 3.60           (.54)         (2.72)          3.70          2.49

Distributions:

Dividends from net realized
   gain on investments                                             --             --          (3.53)          (.33)           --

Net asset value, end of period                                  16.95          13.35          13.89          20.14         16.77
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                26.97          (3.89)        (15.56)         22.40         17.44
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         1.10           1.10           1.10           1.10          1.10

Ratio of interest expense
   and loan commitment fees
   to average net assets                                          .00(c)         .00(c)         .00(c)         .01            --

Ratio of net investment income
   (loss) to average net assets                                   .04            .02           (.06)           .10           .09

Portfolio Turnover Rate                                         92.97          65.85          82.49         122.19         80.15
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          59,256         73,575         86,251        113,318        94,455

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

C   AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (continued)

                                                                                        Year Ended October 31,
                                                               ---------------------------------------------------------------------
CLASS T SHARES                                                   2003           2002           2001           2000          1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.05          13.64          19.93          16.68         16.84

Investment Operations:

Investment (loss)--net(b)                                        (.07)          (.12)          (.07)          (.08)         (.01)

Net realized and unrealized
   gain (loss) on investments                                    3.51           (.47)         (2.69)          3.66          (.15)

Total from Investment Operations                                 3.44           (.59)         (2.76)          3.58          (.16)

Distributions:

Dividends from net realized
   gain on investments                                             --             --          (3.53)          (.33)           --

Net asset value, end of period                                  16.49          13.05          13.64          19.93         16.68
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                             26.28          (4.32)        (16.04)         21.84  .         95(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         1.60           1.60           1.60           1.60           .34(d)

Ratio of interest expense
   and loan commitment fees
   to average net assets                                          .00(e)         .00(e)         .00(e)         .01            --

Ratio of net investment (loss)
   to average net assets                                         (.49)          (.83)          (.53)          (.41)         (.06)(d)

Portfolio Turnover Rate                                         92.97          65.85          82.49         122.19         80.15
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           1,486            734            243            109             2

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Midcap Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund. The fund's investment objective is to seek investment returns (consisting of capital appreciation and income) that are consistently superior to the Standard & Poor's 400 MidCap Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a
wholly-owned    subsidiary    of    Mellon    Financial    Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 488 million shares of $.001 par value Capital Stock. The fund currently offers five classes of shares: Class A (22 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (66 million shares authorized) and Class T shares (200 million shares authorized) . Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (" CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain, can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from
substantially    all    federal    income    and    excise    taxes.

At October 31, 2003, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $32,516,099 and unrealized appreciation $51,990,890.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2003. If not applied, $9,344,169 of the carryover expires in fiscal 2009 and $23,171,930 expires in fiscal 2010.

During the period ended October 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $834,449 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

During the period ended October 31, 2003, the Distributor retained $37,025 and $80 from commissions earned on sales of the fund's Class A and T shares, respectively, and $142,587 and $3,452 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) DISTRIBUTION AND SERVICE PLAN: Under separate Distribution Plans (the "Plans") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares may pay the Distributor for

                                                                   The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1, (the " Service Plan" ) under which Class B, Class C and Class T shares pay the Distributor for providing services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended October 31, 2003, Class A, Class B, Class C and Class T shares were charged $297,535, $332,097, $100,250 and $3,325, respectively, pursuant to their respective Plans, and Class B, Class C and Class T shares were charged $110,699, $33,416 and $3,325, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

(C) The Company and the Manager have received an exemptive order from the SEC which, among other things, permits the fund to use cash collateral received in connection with lending the fund' s securities and other uninvested cash to purchase shares of one or more registered money market mutual funds advised by the Manager in excess of the limitations imposed by the Act.


NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2003, amounted to $209,233,671 and $229,543,949, respectively.

At October 31, 2003, the cost of investments for federal income tax purposes was $235,200,664; accordingly, accumulated net unrealized appreciation on investments was $51,990,890, consisting of $54,581,214 gross unrealized appreciation and $2,590,324 gross unrealized depreciation.

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2003, the fund did not borrow under the Facility.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Midcap Stock Fund (the "Fund" ) of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and broker. As to securities purchased and sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Midcap Stock Fund of The Dreyfus/Laurel Funds, Inc. as of
October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

                                                        /s/KPMG LLP


New York, New York
December 10, 2003



BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)

Chairman of the Board (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

James Fitzgibbons (69)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Howes Leather Corporation, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

J. Tomlinson Fort (75)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP (1998-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Allegheny College, Trustee

* Pittsburgh Ballet Theatre, Trustee

* American College of Trial Lawyers, Fellow

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Kenneth A. Himmel (57)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, Related Urban Development, a real estate development company (1996-present)

* President and CEO, Himmel & Company, a real estate development company (1980-present)

* CEO, American Food Management, a restaurant company (1983-present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Stephen J. Lockwood (56)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* Affiliated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Roslyn Watson (54)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Benaree Pratt Wiley (57)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

* Mass Development, Director

* Commonwealth Institute, Director

* Efficacy Institute, Director

* PepsiCo Africa-America, Advisory Board

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS, EMERITUS BOARD MEMBER

FRANCIS P. BRENNAN, EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 85 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 76 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1992.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

ROBERT ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Money Market Funds of the Manager, and an officer of 37 investment companies (comprised of 79 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE JULY 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc



NOTES

                        For More Information

                        Dreyfus Premier Midcap Stock Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial
representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

(c) 2003 Dreyfus Service Corporation                                  330AR1003


      Dreyfus Premier Small Cap
      Value Fund

      ANNUAL REPORT October 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            20   Financial Highlights

                            25   Notes to Financial Statements

                            31   Independent Auditors' Report

                            32   Board Members Information

                            34   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                           Small Cap Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Small Cap Value Fund covers the 12-month period from November 1, 2002, through October 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Mark W. Sikorski, CFA.

Recent estimates of greater than expected U.S. Gross Domestic Product annualized growth during the third quarter of 2003 suggest that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have begun to increase spending and investment. As a result, stocks rallied over the reporting period, posting gains in virtually every market sector and capitalization range.

We have seen strong quarters before, only to be disappointed when growth proved unsustainable. Based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest investments that are right for your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 17, 2003




DISCUSSION OF FUND PERFORMANCE

Mark W. Sikorski, CFA, Portfolio Manager

How did Dreyfus Premier Small Cap Value Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2003, the fund's Class A, B, C, R and T shares produced total returns of 41.48%, 40.45%, 40.46%, 41.91% and 41.22%, respectively.(1) In contrast, the fund's benchmark, the Russell 2000 Value Index (the "Index"), produced a total return of 40.29%.(2) The Lipper Small-Cap Value Funds category, the category in which the fund is reported, achieved a 37.76% category average for the reporting period as well.(3)

Stocks rebounded sharply during the second half of the reporting period as economic and geopolitical uncertainties eased and business conditions improved. The fund performed in line with its benchmark primarily because of its focus on economically-sensitive companies in a variety of industry groups.

What is the fund's investment approach?

The fund seeks investment returns (consisting of capital appreciation and income) that are consistently superior to the Index. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of small U.S. companies. We use a disciplined process that combines disciplined valuation techniques, fundamental analysis and risk management to select undervalued stocks for the fund.

In selecting securities, we use a disciplined valuation model to identify and rank undervalued stocks. Undervalued stocks are normally characterized by relatively low price-to-earnings and low price-to-book ratios. The model analyzes how a stock is priced relative to its perceived intrinsic value.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Next, based on fundamental analysis, we generally select the most attractive of the higher-ranked securities, drawing on a variety of sources, including Wall Street research and company management.

Then the portfolio is constructed so that its sector weightings and risk characteristics are similar to those of the Index.

What other factors influenced the fund's performance?

The fund's absolute performance was driven by real signs of a sustained economic recovery after a fairly swift resolution to major combat in Iraq. Prior to March 2003, the economic outlook was clouded by the possibility of war. Consumers and businesses postponed their spending plans, and investor sentiment generally remained negative.

The adverse investment climate during the reporting period's first half was particularly harsh on small-cap stocks, which typically require a less volatile economic environment to perform well. After the war began in late March, investors' attention turned to more positive factors, such as low interest rates, federal income tax cuts and better economic and profit reports. Even corporate demand for capital goods began to resurface after three years in the doldrums. These trends especially buoyed the outlook for economically sensitive stocks, such as technology shares.

Indeed, many of the fund' s technology and telecommunications stocks nearly doubled in value by the end of the reporting period. Telecommunications equipment companies benefited from innovations such as a new generation of cell phones that can take and display photographs. Low-cost Internet service providers, such as Earthlink and United Online, competed successfully with industry leader AOL, and their shares rose sharply, as have the stocks of Internet security companies that produce software to ward off computer viruses and other electronic threats.

The homebuilding industry continued to benefit from low interest rates and robust demand, boosting fund holdings Hovnanian Enterprises and Dominion Homes. In the health care group, biotechnology stocks gained value. One of the fund's top performers was Martek Biosciences, which develops, manufacturers and sells microalgae products including nutritional oils used in infant formula. Indeed, every economic sector in which the fund invested in during the reporting period posted positive returns. Even industries that are considered relatively defensive, such as energy and food, increased in value during the early stages of this economic recovery.

What is the fund's current strategy?

We have continued to build a diversified portfolio of small-cap companies that, in our judgment, are attractively valued and enjoy above-average earnings prospects. We have found a number of such opportunities in areas including homebuilders, financial services, and industrial machinery. Relatively low interest rates have helped, and are expected to continue to help, these groups benefit from increasing levels of product demand. As demand for new homes has grown, so too has the need for more efficient financial services. In spite of solid profitability and prospects, it is our opinion that many small-cap stocks are being valued at attractive valuations.

We have continued to focus on companies that we believe will do well in an improving economy. Such investments range from technology companies likely to profit from a rebound in capital spending to consulting firms that help businesses hire employees and offer benefits. In our view, the fund is well-positioned for a more sustainable economic recovery.

November 17, 2003

 (1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

 (2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 VALUE INDEX IS AN UNMANAGED INDEX, WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

 (3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Small Cap Value Fund Class A shares, Class B shares, Class C shares and Class R shares and the Russell 2000 Value Index

EXHIBIT A:

             Dreyfus     Dreyfus     Dreyfus     Dreyfus
             Premier     Premier     Premier     Premier
              Small       Small       Small       Small
               Cap         Cap         Cap         Cap
              Value       Value       Value       Value      Russell
  PERIOD       Fund        Fund       Fund        Fund         2000
             (Class A    (Class B    (Class C    (Class R     Value
              shares)     shares)    shares)     shares)     Index *

  4/1/98      9,427       10,000     10,000      10,000      10,000
 10/31/98     7,881       8,328       8,328       8,376       8,151
 10/31/99     8,039       8,432       8,440       8,566       8,210
 10/31/00     8,887       9,248       9,256       9,490       9,630
 10/31/01     9,202       9,512       9,520       9,859      10,473
 10/31/02     9,429       9,673       9,673      10,119      10,208
 10/31/03     13,340      13,486     13,588      14,360      14,320

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER SMALL CAP VALUE FUND ON 4/1/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2000 VALUE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A, CLASS B, CLASS C AND CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK MARKET PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns as of 10/31/03

                                                       Inception                                                          From
                                                         Date                  1 Year                5 Years            Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                       4/1/98                  33.36%                9.79%               5.29%
WITHOUT SALES CHARGE                                    4/1/98                  41.48%               11.10%               6.41%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                 4/1/98                  36.45%               10.01%               5.50%
WITHOUT REDEMPTION                                      4/1/98                  40.45%               10.28%               5.63%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))              4/1/98                  39.46%               10.29%               5.64%
WITHOUT REDEMPTION                                      4/1/98                  40.46%               10.29%               5.64%

CLASS R SHARES                                          4/1/98                  41.91%               11.38%               6.69%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                     3/1/00                  34.84%                 --                13.94%
WITHOUT SALES CHARGE                                    3/1/00                  41.22%                 --                15.39%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
      AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
         FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

October 31, 2003


COMMON STOCKS--98.9%                                                                             Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.3%

DIMON                                                                                            21,300                  153,360

BANKING--9.0%

BankUnited Financial, Cl. A                                                                       7,500  (a)             165,825

Century Bancorp                                                                                   3,500                  121,730

Chemical Financial                                                                                3,720                  129,270

Chittenden                                                                                       11,000                  353,980

City Holding                                                                                      6,300                  213,066

Columbia Banking System                                                                           8,200                  158,834

Corus Bankshares                                                                                  1,800                  105,840

First BanCorp                                                                                     6,500                  216,450

First Citizens BancShares, Cl. A                                                                  1,900                  216,600

Gold Banc                                                                                        19,000                  245,480

Integra Bank                                                                                      6,500                  135,785

Irwin Financial                                                                                  12,500                  350,375

Lakeland Financial                                                                                6,400                  231,360

Mercantile Bank                                                                                   4,800                  161,232

Mid-State Bancshares                                                                              5,500                  133,815

Nara Bancorp                                                                                     13,500                  305,100

South Financial Group                                                                            10,100                  263,913

Southwest Bancorp                                                                                 8,000                  126,480

Susquehanna Bancshares                                                                            7,000                  175,350

TriCo Bancshares                                                                                  3,600                  115,200

Unizan Financial                                                                                  6,800                  138,856

Virginia Financial Group                                                                          5,000                  157,500

                                                                                                                       4,222,041

CONSUMER CYCLICAL--12.0%

Angelica                                                                                          9,000                  185,400

ArvinMeritor                                                                                     12,300                  206,517

Bombay                                                                                           11,500  (a)             151,570

Brown Shoe                                                                                        7,000                  242,200

Cato, Cl. A                                                                                      13,000                  274,300

Continental Airlines, Cl. B                                                                      12,000  (a)             229,200

ExpressJet                                                                                       14,000  (a)             214,200

Friedman's, Cl. A                                                                                17,000                  205,870

Furniture Brands International                                                                    8,500                  206,210

Hollywood Entertainment                                                                          18,000  (a)             273,600

Landry's Restaurants                                                                             16,000                  400,480


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

Movado Group                                                                                      9,500                  228,475

Oshkosh Truck                                                                                     4,400                  201,652

Pep Boys--Manny, Moe & Jack                                                                      16,600                  319,218

Pier 1 Imports                                                                                    8,200                  189,420

Prime Hospitality                                                                                20,000  (a)             182,000

REX Stores                                                                                       12,000  (a)             189,120

Red Robin Gourmet Burgers                                                                         8,500  (a)             250,929

Reebok International                                                                              6,000                  233,700

Sonic Automotive                                                                                  9,000  (a)             204,300

Stage Stores                                                                                      8,500  (a)             244,545

Stanley Furniture                                                                                 7,000                  215,250

Stride Rite                                                                                      14,500                  174,725

Water Pik Technologies                                                                           18,500  (a)             207,200

West Marine                                                                                       8,600  (a)             190,576

                                                                                                                       5,620,657

CONSUMER STAPLES--1.2%

Jarden                                                                                            5,800  (a)             239,482

Sensient Technologies                                                                            12,500                  240,000

Tasty Baking                                                                                     13,000                  100,620

                                                                                                                         580,102

ENERGY RELATED--6.9%

Comstock Resources                                                                                7,800  (a)             116,454

Denbury Resources                                                                                17,000  (a)             214,540

Energen                                                                                           7,500                  276,525

Gulf Island Fabrication                                                                          11,500  (a)             173,075

Headwaters                                                                                       13,800  (a)             258,612

Houston Exploration                                                                               8,000  (a)             280,000

New Jersey Resources                                                                              6,500                  246,025

ONEOK                                                                                            16,800                  334,152

Oil States International                                                                         10,000  (a)             122,500

St. Mary Land & Exploration                                                                       6,400                  167,040

Tesoro Petroleum                                                                                 26,500  (a)             302,100

Tom Brown                                                                                         8,000  (a)             216,160

Unit                                                                                             14,000  (a)             271,460

Vintage Petroleum                                                                                 8,000                   92,400

WGL Holdings                                                                                      5,600                  154,840

                                                                                                                       3,225,883

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE--5.6%

Abgenix                                                                                           9,000  (a)             110,250

Apria Healthcare Group                                                                            6,000  (a)             174,000

CONMED                                                                                            7,700  (a)             156,695

Chattem                                                                                          14,000  (a)             205,380

Community Health Systems                                                                          6,800  (a)             163,336

Curative Health Services                                                                         11,500  (a)             164,335

ICU MedicaI                                                                                       8,100  (a)             273,699

ILEX Oncology                                                                                     8,000  (a)             166,880

Lexicon Genetics                                                                                 35,000  (a)             196,000

Mid Atlanic Medical Services                                                                      1,500  (a)              87,600

Orthodontic Centers of America                                                                   29,000  (a)             256,360

STERIS                                                                                           11,500  (a)             239,430

Serologicals                                                                                     18,000  (a)             288,000

Theragenics                                                                                      26,000  (a)             115,700

                                                                                                                       2,597,665

INTEREST SENSITIVE--19.2%

Acadia Realty Trust                                                                              15,000                  170,100

Advanta, Cl. B                                                                                   16,000                  174,880

Alfa                                                                                             12,000                  154,680

Allmerica Financial                                                                               6,300  (a)             167,769

American Land Lease                                                                               7,500                  136,500

Argonaut Group                                                                                   16,500                  264,825

CNA Surety                                                                                       13,000  (a)             141,830

Capital Corp. of the West                                                                         5,400  (a)             207,036

Citizens First Bancorp                                                                            9,300                  219,201

Commercial Federal                                                                                6,200                  159,588

CompuCredit                                                                                      13,000  (a)             257,010

Cornerstone Realty Income Trust                                                                  21,000                  173,670

First Industrial Realty Trust                                                                     7,500                  242,250

FirstFed Financial                                                                                4,500  (a)             202,500

Flagstar Bancorp                                                                                 12,000                  267,600

Great Southern Bancorp                                                                            4,500                  181,575

HRPT Properties Trust                                                                            20,000                  187,200

Health Care REIT                                                                                  6,300                  208,845

Heritage Property Investment Trust                                                                3,400                   95,880

ITLA Capital                                                                                      6,200  (a)             288,610

Impac Mortgage Holdings                                                                          15,500                  233,275


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Koger Equity                                                                                      9,500                  184,015

LandAmerica Financial Group                                                                       7,000                  350,070

MFA Mortgage Investments                                                                         28,500  (a)             272,745

MeriStar Hospitality                                                                             23,900                  163,237

Mission West Properties                                                                          14,500                  181,685

New Century Financial                                                                             9,300                  344,844

Newcastle Investment                                                                              9,500                  222,300

OMEGA Healthcare Investors                                                                       29,000                  217,500

PMA Capital, Cl. A                                                                               19,500                  256,425

Philadelphia Consolidated Holding                                                                 5,000  (a)             235,750

Phoenix                                                                                          19,500                  214,500

Prentiss Properties Trust                                                                         8,000                  241,920

R & G Financial                                                                                   9,100                  299,390

Reckson Associates Realty                                                                        12,500                  277,750

Seacoast Financial Services                                                                       5,800                  148,538

Southern Financial Bancorp                                                                        4,180                  155,746

UICI                                                                                             18,500  (a)             276,760

Universal American Financial                                                                     15,000  (a)             150,750

W Holding                                                                                        16,500                  384,285

Zenith National Insurance                                                                         9,500                  291,650

                                                                                                                       9,004,684

INTERNET--1.9%

aQuantive                                                                                        15,000  (a)             157,500

CheckFree                                                                                         5,400  (a)             148,662

E*TRADE Financial                                                                                21,500  (a)             221,450

Lionbridge Technologies                                                                          19,000  (a)             171,570

Raindance Communications                                                                         67,000  (a)             194,970

                                                                                                                         894,152

PRODUCER GOODS & SERVICES--22.2%

AGCO                                                                                              7,900  (a)             142,200

Alliant Techsystems                                                                               4,100  (a)             212,216

American Woodmark                                                                                 5,700                  279,870

Building Materials Holding                                                                       20,500                  289,870

CLARCOR                                                                                           4,000                  162,600

CONSOL Energy                                                                                    11,000                  238,700

Cable Design Technologies                                                                        21,500  (a)             207,260

Calgon Carbon                                                                                    25,000                  160,500

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Carlisle Cos.                                                                                     3,800                  217,930

Corrections Corp. of America                                                                     10,600  (a)             260,336

Covenant Transport, Cl. A                                                                         4,500  (a)              85,815

Dominion Homes                                                                                   12,400  (a)             350,300

Ducommun                                                                                         10,000  (a)             187,000

ESCO Technologies                                                                                 3,600  (a)             156,528

Encore Wire                                                                                      10,300  (a)             173,658

Genlyte Group                                                                                     4,200  (a)             198,072

Gibraltar Steel                                                                                   5,800                  139,316

Greif, Cl. A                                                                                      7,500                  243,975

Griffon                                                                                          11,900  (a)             230,265

HEICO                                                                                            11,500                  175,950

Hercules                                                                                         31,000  (a)             323,950

Hovnanian Enterprises, Cl. A                                                                      4,500  (a)             365,760

Hughes Supply                                                                                     5,000                  193,250

Joy Global                                                                                       11,500  (a)             219,190

Kadant                                                                                           12,000  (a)             219,000

Longview Fibre                                                                                   17,000                  182,750

Louisiana-Pacific                                                                                21,500  (a)             408,930

Lufkin Industries                                                                                 7,000                  168,000

MasTec                                                                                           13,500  (a)             174,015

Meritage                                                                                          3,000  (a)             177,300

Moog, Cl. A                                                                                       3,000  (a)             127,200

Owens-Illinois                                                                                   21,500  (a)             264,450

Powell Industries                                                                                 8,200  (a)             158,916

RPM International                                                                                19,500                  281,775

Reliance Steel & Aluminum                                                                         7,300                  209,510

SCS Transportation                                                                               18,000  (a)             270,180

Schulman (A.)                                                                                    11,000                  208,890

Scotts, Cl. A                                                                                     3,100  (a)             179,025

Standard Pacific                                                                                  5,100                  244,035

Tecumseh Products, Cl. A                                                                          7,100                  290,958

Terex                                                                                            10,300  (a)             232,368

U.S. Xpress Enterprises                                                                          11,000  (a)             139,920

WCI Communities                                                                                  14,000  (a)             305,200

WESCO International                                                                              15,600  (a)             107,796

Watts Water Technologies, Cl. A                                                                   8,500                  150,960


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Wellman                                                                                          26,500                  218,625

Worthington Industries                                                                           16,500                  240,570

York International                                                                                5,300                  210,622

                                                                                                                      10,385,506

SERVICES--5.7%

Administaff                                                                                      21,000  (a)             243,180

BioReliance                                                                                       6,800  (a)             232,424

Group 1 Software                                                                                  9,000  (a)             162,450

Hewitt Associates, Cl. A                                                                          8,000  (a)             205,600

Labor Ready                                                                                      25,500  (a)             277,185

MICROS Systems                                                                                    4,000  (a)             161,960

PEC Solutions                                                                                    11,000  (a)             167,420

Pharmaceutical Product Development                                                                8,600  (a)             258,602

Rent-Way                                                                                         38,500  (a)             231,000

SupportSoft                                                                                       9,500  (a)             113,905

Sykes Enterprises                                                                                20,000  (a)             186,400

Thomas Nelson                                                                                    12,000                  190,200

Waste Connections                                                                                 7,000  (a)             242,760

                                                                                                                       2,673,086

TECHNOLOGY--11.4%

Audiovox                                                                                         14,000  (a)             168,000

Axcelis Technologies                                                                             21,000  (a)             222,180

Bel Fuse, Cl. B                                                                                   5,400                  141,750

CTS                                                                                              11,500  (a)             127,305

ChipPac, Cl. A                                                                                   20,000  (a)             166,800

Cognex                                                                                            4,500                  120,825

Cohu                                                                                              8,000                  160,560

Comtech Telecommunications                                                                        6,500  (a)             191,425

EMS Technologies                                                                                 14,000  (a)             249,200

Genesis Microchip                                                                                 8,000  (a)             132,640

Global Imaging Systems                                                                            5,800  (a)             168,490

Imation                                                                                           6,600                  224,730

Inter-Tel                                                                                        10,000                  251,900

Intervoice                                                                                       16,000  (a)             166,560

MEMC Electronic Materials                                                                        19,000  (a)             212,800

Manufacturers' Services                                                                          28,000  (a)             172,200

Methode Electronics, Cl. A                                                                       14,000                  166,740

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Novell                                                                                           45,500  (a)             267,085

Overland Storage                                                                                 13,000  (a)             256,100

PTEK Holdings                                                                                    43,000  (a)             374,530

Rainbow Technologies                                                                             24,000  (a)             295,440

SBS Technologies                                                                                 11,600  (a)             159,152

SS&C Technologies                                                                                13,000                  286,000

Silicon Storage Technology                                                                       24,000  (a)             268,320

Sybase                                                                                            6,100  (a)             109,190

Tyler Technologies                                                                               32,000  (a)             253,440

                                                                                                                       5,313,362

UTILITIES--3.5%

Allegheny Energy                                                                                 16,500  (a)             174,570

Black Hills                                                                                       5,700                  183,369

CH Energy Group                                                                                   4,200                  183,960

Cincinnati Bell                                                                                  40,000  (a)             204,400

Cleco                                                                                            12,500                  209,375

Empire District Electric                                                                          9,700                  205,640

PNM Resources                                                                                     9,500                  268,660

Westar Energy                                                                                     9,500                  189,810

                                                                                                                       1,619,784

TOTAL COMMON STOCKS

   (cost $40,517,776)                                                                                                 46,290,282
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--2.3%                                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Greenwich Capital Markets,

  Tri-Party Repurchase Agreement, 1%

  dated 10/31/2003 to be repurchased at

  $1,061,088 on 11/3/2003, collateralized by

  $1,070,000 Federal Home Loan Mortgage Corp. Notes,

  5% due 5/29/2013, value $1,084,790

   (cost $1,061,000)                                                                          1,061,000                  1,061,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $41,578,776)                                                              101.2%                47,351,282

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (1.2%)                 (540,667)

NET ASSETS                                                                                        100.0%                46,810,615

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

                                                              Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(c)               41,578,776  47,351,282

Cash                                                                    232,899

Receivable for investment securities sold                               280,354

Receivable for shares of Capital Stock subscribed                       102,007

Dividends and interest receivable                                        43,232

                                                                     48,009,774
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    72,322

Payable for investment securities purchased                           1,114,329

Payable for shares of Capital Stock redeemed                             12,508

                                                                      1,199,159
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       46,810,615
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      38,172,065

Accumulated net realized gain (loss) on investments                   2,866,044

Accumulated net unrealized appreciation
  (depreciation) on investments                                       5,772,506
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       46,810,615

NET ASSET VALUE PER SHARE

                                         Class A               Class B               Class C             Class R            Class T
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        17,901,008            19,518,508             6,597,624           1,998,396            795,079

Shares Outstanding                     1,027,022             1,154,305               389,505             113,918             45,961
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                           17.43                 16.91                 16.94               17.54              17.30

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $192 foreign taxes withheld at source)          568,652

Interest                                                                 6,611

TOTAL INCOME                                                           575,263

EXPENSES:

Management fee--Note 2(a)                                              401,547

Distribution and service plan fees--Note 2(b)                          227,527

Loan commitment fees--Note 4                                               391

TOTAL EXPENSES                                                         629,465

INVESTMENT (LOSS)--NET                                                 (54,202)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                              3,119,371

Net unrealized appreciation (depreciation) on investments            8,462,478

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              11,581,849

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                11,527,647

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                              ----------------------------------
                                                     2003                  2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                            (54,202)              (43,724)

Net realized gain (loss) on investments         3,119,371              (189,952)

Net unrealized appreciation (depreciation)
   on investments                               8,462,478            (2,773,244)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   11,527,647            (3,006,920)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                         --               (22,749)

Class B shares                                         --               (12,679)

Class R shares                                         --                (4,630)

Class T shares                                         --                  (304)

Net realized gain on investments:

Class A shares                                         --               (12,680)

Class B shares                                         --               (20,528)

Class C shares                                         --                (5,629)

Class R shares                                         --                (1,499)

Class T shares                                         --                  (136)

TOTAL DIVIDENDS                                        --               (80,834)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  9,519,048            11,106,299

Class B shares                                  6,159,042            14,595,090

Class C shares                                  2,298,111             5,005,863

Class R shares                                    848,385             1,067,372

Class T shares                                    700,107               285,183

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended October 31,
                                              ----------------------------------
                                                     2003                  2002
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($) (CONTINUED):

Dividends reinvested:

Class A shares                                         --                27,271

Class B shares                                         --                21,953

Class C shares                                         --                 3,149

Class R shares                                         --                 5,717

Class T shares                                         --                   353

Cost of shares redeemed:

Class A shares                                 (3,771,298)           (6,596,935)

Class B shares                                 (4,687,834)           (7,012,020)

Class C shares                                 (2,478,592)           (1,355,883)

Class R shares                                   (453,807)             (367,217)

Class T shares                                   (288,861)              (72,491)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS              7,844,301            16,713,704

TOTAL INCREASE (DECREASE) IN NET ASSETS        19,371,948            13,625,950
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            27,438,667            13,812,717

END OF PERIOD                                  46,810,615            27,438,667


                                                     Year Ended October 31,
                                                --------------------------------
                                                     2003                  2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       625,140               768,300

Shares issued for dividends reinvested                 --                 2,083

Shares redeemed                                  (268,806)             (477,251)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     356,334               293,132
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       436,213             1,036,158

Shares issued for dividends reinvested                 --                 1,704

Shares redeemed                                  (345,734)             (528,228)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      90,479               509,634
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       155,862               351,353

Shares issued for dividends reinvested                 --                   244

Shares redeemed                                  (180,679)             (106,401)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (24,817)              245,196
--------------------------------------------------------------------------------

CLASS R

Shares sold                                        54,832                72,622

Shares issued for dividends reinvested                 --                   436

Shares redeemed                                   (34,244)              (28,121)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      20,588                44,937
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        47,319                19,560

Shares issued for dividends reinvested                 --                    27

Shares redeemed                                   (19,725)               (5,148)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      27,594                14,439

(A) DURING THE PERIOD ENDED OCTOBER 31, 2003, 20,695 CLASS B SHARES REPRESENTING $283,288 WERE AUTOMATICALLY CONVERTED TO 20,149 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2002, 12,986 CLASS B SHARES REPRESENTING $169,472 WERE AUTOMATICALLY CONVERTED TO 12,718 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                      Year Ended October 31,
                                                              ----------------------------------------------------------------------
CLASS A SHARES                                                   2003           2002           2001           2000          1999
 -----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.32          12.11          11.75          10.63         10.45

Investment Operations:

Investment income--net(a)                                         .04            .05            .10            .06           .01

Net realized and unrealized
   gain (loss) on investments                                    5.07            .25            .32           1.06           .20

Total from Investment Operations                                 5.11            .30            .42           1.12           .21

Distributions:

Dividends from investment income--net                              --           (.06)          (.06)            --          (.03)

Dividends from net realized
   gain on investments                                             --           (.03)            --             --            --

Total Distributions                                                --           (.09)          (.06)            --          (.03)

Net asset value, end of period                                  17.43          12.32          12.11          11.75         10.63
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                             41.48           2.47           3.55          10.54          2.01
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         1.50           1.50           1.50           1.50          1.50

Ratio of interest expense and
   loan commitment fees
   to average net assets                                          .00(c)         .00(c)         .01             --            --

Ratio of net investment income
   to average net assets                                          .27            .33            .82            .59           .12

Portfolio Turnover Rate                                        147.81          95.03         112.09         101.02         53.87
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          17,901          8,260          4,574          4,392         4,432

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                     Year Ended October 31,
                                                             ----------------------------------------------------------------------
CLASS B SHARES                                                   2003           2002         2001           2000          1999
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.04          11.89        11.56          10.54         10.41

Investment Operations:

Investment income (loss)--net(a)                                 (.06)          (.06)         .00(b)        (.02)         (.07)

Net realized and unrealized
   gain (loss) on investments                                    4.93            .26          .33           1.04           .20

Total from Investment Operations                                 4.87            .20          .33           1.02           .13

Distributions:

Dividends from investment income--net                              --           (.02)          --             --            --

Dividends from net realized
   gain on investments                                             --           (.03)          --             --            --

Total Distributions                                                --           (.05)          --             --            --

Net asset value, end of period                                  16.91          12.04        11.89          11.56         10.54
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                             40.45           1.69         2.85           9.68          1.25
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         2.25           2.25         2.25           2.25          2.25

Ratio of interest expense and
   loan commitment fees
   to average net assets                                          .00(d)         .00(d)       .02             --            --

Ratio of net investment income (loss)
   to average net assets                                         (.45)          (.44)         .03           (.15)         (.63)

Portfolio Turnover Rate                                        147.81          95.03       112.09         101.02         53.87
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          19,519         12,804        6,591          1,658           990

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                      Year Ended October 31,
                                                             ----------------------------------------------------------------------
CLASS C SHARES                                                   2003           2002            2001           2000          1999
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.06          11.90           11.57          10.55         10.41

Investment Operations:

Investment income (loss)--net(a)                                 (.06)          (.06)            .01           (.02)         (.07)

Net realized and unrealized
   gain (loss) on investments                                    4.94            .25             .32           1.04           .21

Total from Investment Operations                                 4.88            .19             .33           1.02           .14

Distributions:

Dividends from net realized
   gain on investments                                             --           (.03)             --             --            --

Net asset value, end of period                                  16.94          12.06           11.90          11.57         10.55
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                             40.46           1.61            2.85           9.67          1.34
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         2.25           2.25            2.25           2.25          2.25

Ratio of interest expense and
   loan commitment fees
   to average net assets                                          .00(c)         .00(c)          .02             --            --

Ratio of net investment income (loss)
   to average net assets                                         (.45)          (.44)            .05           (.17)         (.63)

Portfolio Turnover Rate                                        147.81          95.03          112.09         101.02         53.87
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           6,598          4,996           2,012          1,014           660

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.




                                                                                       Year Ended October 31,
                                                             ----------------------------------------------------------------------
CLASS R SHARES                                                   2003           2002            2001           2000          1999
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.36          12.17           11.80          10.65         10.47

Investment Operations:

Investment income--net(a)                                         .08            .08             .14            .09           .04

Net realized and unrealized
   gain (loss) on investments                                    5.10            .25             .32           1.06           .20

Total from Investment Operations                                 5.18            .33             .46           1.15           .24

Distributions:

Dividends from investment income--net                              --           (.11)           (.09)            --          (.06)

Dividends from net realized
   gain on investments                                             --           (.03)             --             --            --

Total Distributions                                                --           (.14)           (.09)            --          (.06)

Net asset value, end of period                                  17.54          12.36           12.17          11.80         10.65
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                41.91           2.64            3.88          10.80          2.26
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         1.25           1.25            1.25           1.25          1.25

Ratio of interest expense and
   loan commitment fees
   to average net assets                                          .00(b)         .00(b)          .01             --            --

Ratio of net investment income
   to average net assets                                          .55            .58            1.07            .84           .36

Portfolio Turnover Rate                                        147.81          95.03          112.09         101.02         53.87
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           1,998          1,154             589            631           509

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                        Year Ended October 31,
                                                                   ----------------------------------------------------------------
CLASS T SHARES                                                        2003              2002              2001              2000(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                 12.25             12.10             11.72             10.34

Investment Operations:

Investment income--net(b)                                              .00(c)            .01               .06               .02

Net realized and unrealized
   gain (loss) on investments                                         5.05               .25               .35              1.36

Total from Investment Operations                                      5.05               .26               .41              1.38

Distributions:

Dividends from investment income--net                                   --              (.08)             (.03)               --

Dividends from net realized
   gain on investments                                                  --              (.03)               --                --

Total Distributions                                                     --              (.11)             (.03)               --

Net asset value, end of period                                       17.30             12.25             12.10             11.72
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                                  41.22              2.09              3.46             13.35(e)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                              1.75              1.75              1.75              1.17(e)

Ratio of interest expense and
   loan commitment fees
   to average net assets                                               .00(f)           .00(f)             .02                --

Ratio of net investment income
   to average net assets                                               .00(f)           .05                .52               .21(e)

Portfolio Turnover Rate                                             147.81            95.03             112.09            101.02
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  795              225                 48                 1

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

(F) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Small Cap Value Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund. The fund's investment objective is to seek investment returns (consisting of capital appreciation and income) that are consistently superior to the Russell 2000 Value Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes: Class A, Class B, Class C and Class R and 200 million shares of $.001 par value Capital Stock of Class T shares. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments (excluding U.S. Treasury Bills) are carried at amortized cost, which approximates value.

(B) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,828,012, undistributed capital gains $1,060,966 and unrealized appreciation $5,809,311.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2003 and October 31, 2002, were as follows: ordinary income $0 and $40,362, respectively and long-term capital gains $0 and $40,472, respectively.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the period ended October 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $54,202, decreased accumulated net realized gain (loss) on investments by $72,772 and increased paid-in capital by $18,570. Net assets were not affected by this reclassification.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund, except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

During the period ended October 31, 2003, the Distributor retained $13,402 and $1,059 from commissions earned on sales of fund' s Class A and T shares, respectively, and $59,675 and $9,857 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) DISTRIBUTION AND SERVICE PLAN: Under separate Distribution Plans (the " Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B, Class C and Class T shares pay the Distributor for

                                                                     The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended October 31, 2003, Class A, Class B, Class C and Class T shares were charged $26,267, $110,767, $38,637 and $1,027, respectively, pursuant to their respective Plans, and Class B, Class C and Class T shares were charged $36,923, $12,879 and $1,027, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2003, amounted to $54,565,750 and $46,917,153, respectively.

At October 31, 2003, the cost of investments for federal income tax purposes was $41,541,971; accordingly, accumulated net unrealized appreciation on investments was $5,809,311, consisting of $6,336,341 gross unrealized appreciation and $527,030 gross unrealized depreciation.

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2003, the fund did not borrow under the Facility.


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Small Cap Value Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc. including the statement of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and broker. As to securities purchased and sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Small Cap Value Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

                                                           /s/KPMG LLP

New York, New York
December 10, 2003

                                                             The Fund


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)

Chairman of the Board (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

James Fitzgibbons (69)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Howes Leather Corporation, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

J. Tomlinson Fort (75)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP (1998-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Allegheny College, Trustee

* Pittsburgh Ballet Theatre, Trustee

* American College of Trial Lawyers, Fellow

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Kenneth A. Himmel (57)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, Related Urban Development, a real estate development company (1996-present)

* President and CEO, Himmel & Company, a real estate development company (1980-present)

* CEO, American Food Management, a restaurant company (1983-present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25


Stephen J. Lockwood (56)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* Affiliated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Roslyn Watson (54)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Benaree Pratt Wiley (57)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*  President  and  CEO,  The  Partnership,  an  organization  dedicated  to
   increasing  the   Representation  of  African  Americans  in  positions  of
   leadership, influence and decision-making in Boston, MA (1991-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

* Mass. Development, Director

* Commonwealth Institute, Director

* Efficacy Institute, Director

* PepsiCo Africa-America, Advisory Board

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS, EMERITUS BOARD MEMBER

FRANCIS P. BRENNAN, EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 85 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 76 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1992.


ROBERT ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Money Market Funds of the Manager, and an officer of 37 investment companies (comprised of 79 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE JULY 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                             The Fund

NOTES


                        For More Information

                        Dreyfus Premier Small Cap Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

(c) 2003 Dreyfus Service Corporation                                  148AR1003



      Dreyfus Premier Tax Managed
      Growth Fund

      ANNUAL REPORT October 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            19   Notes to Financial Statements

                            25   Independent Auditors' Report

                            26   Board Members Information

                            28   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                        Tax Managed Growth Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Tax Managed Growth Fund covers the 12-month period from November 1, 2002, through October 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the fund's sub-investment adviser.

Recent estimates of greater than expected U.S. Gross Domestic Product annualized growth during the third quarter of 2003 suggest that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have begun to increase spending and investment. As a result, stocks rallied over the reporting period, posting gains in virtually every market sector and capitalization range.

We have seen strong quarters before, only to be disappointed when growth proved unsustainable. Based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest investments that are right for your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 17, 2003




DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager

Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Premier Tax Managed Growth Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2003, the fund produced total returns of 9.99% for Class A shares, 9.13% for Class B shares, 9.13% for Class C shares and 9.58% for Class T shares.(1) For the same period, the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), provided a 20.79% total return.(2)

After three years of declines, the U.S. stock market began to rally during the second and third quarters of 2003 as investors looked forward to a stronger economy. However, smaller, more speculative stocks led the rally, and the high-quality, blue-chip stocks in which the fund invests lagged, detracting from the fund' s performance relative to the S& P 500 Index. Underweight in the consumer cyclical and technology sectors, which are the sectors that drove market returns, also contributed to the fund's underperformance to that of the S&P 500 Index.

What is the fund's investment approach?

The fund invests primarily in large, well-established, multinational growth companies that we believe are well-positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing growth stocks at a price we consider to be justified by a company's fundamentals. The result is a portfolio of stocks in prominent companies selected for what we consider to be sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential.

At the same time, we manage the portfolio in a manner cognizant of the concerns of tax-conscious investors. Our tax-managed approach is based on targeting long-term growth rather than short-term profit. We typically buy and sell relatively few stocks during the course of the

                                                                     The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

year, which may help reduce investors' tax liabilities and the fund's trading costs. During the reporting period, the fund's portfolio turnover rate was 3.51% . (3)

What other factors influenced the fund's performance?

The reporting period began amid persistent economic weakness as corporate scandals, rising geopolitical tensions and lackluster corporate earnings took their toll on stock prices. Despite the ongoing efforts of the Federal Reserve Board to stimulate renewed growth, the U.S. economy failed to gain momentum through the first quarter of 2003.

However, when the allied coalition entered Iraq in late March, a veil of uncertainty appeared to be lifted from the U.S. economy, and investors became more optimistic about business conditions. As investors' appetite for risk increased, they turned to many of the lower-quality companies that had not been performing well during the bear market, some of which had no earnings. Among higher-quality stocks, investors generally favored those with economically-sensitive businesses, such as companies in the technology and basic materials sectors.

In this economic environment, the fund's emphasis on companies with consistent and predictable earnings growth fell out of favor. For example, consumer staples stocks, which represented the fund' s greatest area of concentration and had performed relatively strongly during the bear market, generally declined during the reporting period as investors turned their attention to other areas, such as technology and consumer cyclicals. While technology holdings Intel and International Business Machines gained value, the fund' s relatively light exposure to the technology sector contributed to its lagging relative performance.

The fund suffered additional underperformance due to its ownership of large pharmaceutical companies. Holdings such as Merck and Johnson & Johnson were hurt by concerns regarding potential government regulation and price controls, and imports of lower-cost drugs from Canada. We believe that these concerns are likely to be temporary, and we have maintained our positions in drug companies that, in our view, should benefit from long-term demographic trends.

The fund' s performance received positive contributions from a number of its holdings. In addition to Intel, which approximately doubled in value during the reporting period, financial services giants Citigroup and J.P. Morgan Chase & Co. benefited from an improving credit environment, higher levels of market activity and increases in their dividends. The fund also benefited by avoiding certain areas, such as the telecommunications services group, where competitive pressures hurt the stocks of the regional telephone companies.

What is the fund's current strategy?

While we agree with the consensus view that the economy is recovering, we believe that growth is likely to be more moderate than many investors apparently expect. Accordingly, we have maintained our focus on well-established companies with records of steady and consistent growth. For example, during the reporting period we established a new position in Estee Lauder, a prominent luxury goods purveyor that we believe is positioned to potentially benefit in a moderate recovery. In our judgment, blue-chip companies with dominant market positions and strong balance sheets are likely to reward investors over the long term. Historically, lower-quality stocks typically have led the market during the early stages of economic recoveries, and higher-quality stocks have tended to do better later in the economic cycle. Therefore, we believe that the fund remains well-positioned for the long term.

November 17, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS MONTHLY REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

(3) PORTFOLIO TURNOVER RATES ARE SUBJECT TO CHANGE. PORTFOLIO TURNOVER RATES ALONE DO NOT AUTOMATICALLY RESULT IN HIGH OR LOW DISTRIBUTION LEVELS. THERE CAN BE NO GUARANTEE THAT THE FUND WILL GENERATE ANY SPECIFIC LEVEL OF DISTRIBUTIONS ANNUALLY.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Tax Managed Growth Fund Class A shares, Class B shares, Class C shares and Class T shares and the Standard & Poor's 500 Composite Stock Price Index

EXHIBIT A:

               Dreyfus     Dreyfus     Dreyfus      Dreyfus
               Premier     Premier     Premier      Premier
                 Tax         Tax         Tax          Tax      Standard &
               Managed     Managed     Managed      Managed     Poor's 500
               Growth       Growth      Growth      Growth      Composite
   PERIOD       Fund         Fund        Fund        Fund         Stock
              (Class A     (Class B    (Class C    (Class T       Price
               shares)      shares)     shares)     shares)      Index *

  11/4/97       9,427       10,000      10,000       9,549       10,000
  10/31/98     11,148       11,736      11,736      11,265       12,201
  10/31/99     13,337       13,944      13,936      13,451       15,332
  10/31/00     14,250       14,784      14,776      14,330       16,264
  10/31/01     11,525       11,864      11,856      11,555       12,216
  10/31/02     10,197       10,424      10,424      10,210       10,371
  10/31/03     11,216       11,276      11,376      11,189       12,528

* Source: Lipper Inc.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS T SHARES OF DREYFUS PREMIER TAX MANAGED GROWTH FUND ON 11/4/97 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 10/31/97 IS USED AS THE BEGINNING VALUE ON 11/4/97. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGES ON CLASS A AND CLASS T SHARES, THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns as of 10/31/03

                                                          Inception                                                        From
                                                            Date                  1 Year                5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                          11/4/97                 3.70%               (1.06)%             1.93%

WITHOUT SALES CHARGE                                       11/4/97                 9.99%                0.12%              2.94%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                    11/4/97                 5.13%               (1.02)%             2.03%
WITHOUT REDEMPTION                                         11/4/97                 9.13%               (0.62)%             2.18%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                 11/4/97                 8.13%               (0.62)%             2.18%
WITHOUT REDEMPTION                                         11/4/97                 9.13%               (0.62)%             2.18%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                        11/4/97                 4.65%               (1.05)%             1.89%
WITHOUT SALES CHARGE                                       11/4/97                 9.58%               (0.14)%             2.68%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
       AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
         FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

October 31, 2003


COMMON STOCKS--99.5%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--7.4%

Bank of America                                                                                  40,948                3,100,992

Federal Home Loan Mortgage                                                                       74,000                4,153,620

Federal National Mortgage Association                                                           112,500                8,065,125

SunTrust Banks                                                                                   90,000                6,036,300

                                                                                                                      21,356,037

CAPITAL GOODS--5.0%

Emerson Electric                                                                                 70,000                3,972,500

General Electric                                                                                360,000               10,443,600

                                                                                                                      14,416,100

DIVERSIFIED FINANCIAL SERVICES--8.4%

American Express                                                                                120,000                5,631,600

Citigroup                                                                                       240,833               11,415,484

J.P. Morgan Chase & Co.                                                                         134,500                4,828,550

Merrill Lynch                                                                                    37,000                2,190,400

                                                                                                                      24,066,034

ENERGY--10.2%

BP, ADR                                                                                         150,000                6,357,000

ChevronTexaco                                                                                    90,000                6,687,000

Exxon Mobil                                                                                     431,612               15,788,367

Royal Dutch Petroleum, ADR                                                                       12,000                  532,560

                                                                                                                      29,364,927

FOOD, BEVERAGE & TOBACCO--17.1%

Altria Group                                                                                    315,000               14,647,500

Anheuser-Busch Cos.                                                                             110,000                5,418,600

Coca-Cola                                                                                       250,000               11,600,000

Kraft Foods                                                                                     120,000                3,492,000

Nestle, ADR                                                                                     100,000                5,482,679

PepsiCo                                                                                         175,000                8,368,500

                                                                                                                      49,009,279

HEALTH CARE--17.0%

Abbott Laboratories                                                                             140,000                5,966,800

Johnson & Johnson                                                                               270,000               13,589,100

Lilly (Eli) & Co.                                                                                95,000                6,328,900

Medco Health Solutions                                                                           21,105  (a)             700,686

Merck & Co.                                                                                     175,000                7,743,750


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Pfizer                                                                                          460,000               14,536,000

                                                                                                                      48,865,236

HOTEL RESTRAURANTS & LEISURE--1.1%

McDonald's                                                                                      130,000                3,251,300

HOUSEHOLD & PERSONAL PRODUCTS--5.1%

Colgate-Palmolive                                                                                85,000                4,521,150

Estee Lauder, Cl. A                                                                              30,000                1,121,700

Procter & Gamble                                                                                 90,000                8,846,100

                                                                                                                      14,488,950

INSURANCE--5.3%

American International Group                                                                     68,425                4,162,293

Berkshire Hathaway, Cl. A                                                                            60  (a)           4,668,600

Marsh & McLennan Cos.                                                                           150,000                6,412,500

                                                                                                                      15,243,393

MEDIA--4.4%

Fox Entertainment Group, Cl. A                                                                   37,000  (a)           1,024,900

McGraw-Hill Cos.                                                                                100,000                6,695,000

Time Warner                                                                                     139,700  (a)           2,136,013

Viacom, Cl. B                                                                                    70,000                2,790,900

                                                                                                                      12,646,813

RETAILING--6.2%

Wal-Mart Stores                                                                                 160,000                9,432,000

Walgreen                                                                                        240,000                8,356,800

                                                                                                                      17,788,800

SEMICONDUCTORS &
  SEMICONDUCTOR EQUIPMENT--5.6%

Intel                                                                                           490,000               16,194,500

SOFTWARE & SERVICES--2.3%

Microsoft                                                                                       250,000                6,537,500

TECHNOLOGY HARDWARE & EQUIPMENT--3.0%

International Business Machines                                                                  96,000                8,590,080

TRANSPORTATION--1.4%

United Parcel Service, Cl. B                                                                     55,000                3,988,600

TOTAL COMMON STOCKS

   (cost $283,850,523)                                                                                               285,807,549

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

PREFERRED STOCKS--.6%                                                                            Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MEDIA;

News Corp, ADR, Cum., $.1960

   (cost $1,391,500)                                                                             55,000                1,622,500
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $285,242,023)                                                             100.1%             287,430,049

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.1%)               (197,478)

NET ASSETS                                                                                        100.0%             287,232,571

(A) NON-INCOME PRODUCING.

SEE NOTES FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           285,242,023   287,430,049

Receivable for investment securities sold                               523,526

Dividends receivable                                                    329,614

Receivable for shares of Capital Stock subscribed                       227,716

                                                                    288,510,905
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   460,615

Cash overdraft due to Custodian                                          35,259

Bank note payable--Note 4                                               450,000

Payable for shares of Capital Stock redeemed                            332,262

Interest payable--Note 4                                                    198

                                                                      1,278,334
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      287,232,571
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     315,877,262

Accumulated undistributed investment income--net                        593,589

Accumulated net realized gain (loss) on investments                 (31,426,306)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       2,188,026
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      287,232,571

NET ASSET VALUE PER SHARE

                                                            Class A                Class B               Class C            Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                           80,401,272            142,689,174            59,006,871          5,135,254

Shares Outstanding                                        5,410,425             10,032,453             4,150,276            350,668
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                 14.86                  14.22                 14.22              14.64

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

CASH DIVIDENDS (net of $43,656 foreign taxes withheld at source)     5,822,489

EXPENSES:

Management fee--Note 2(a)                                            3,039,002

Distribution and service plan fees--Note 2(b)                        2,183,705

Loan commitment fees--Note 4                                             3,768

Interest expense--Note 4                                                 2,425

TOTAL EXPENSES                                                       5,228,900

INVESTMENT INCOME--NET                                                 593,589
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                             (8,603,573)

Net unrealized appreciation (depreciation) on investments           33,313,308

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              24,709,735

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                25,303,324

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                             -----------------------------------

                                                     2003                  2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                     593,589              (425,140)

Net realized gain (loss) on investments        (8,603,573)          (14,181,360)

Net unrealized appreciation
   (depreciation) on investments               33,313,308           (27,468,653)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   25,303,324           (42,075,153)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 25,359,780            26,472,412

Class B shares                                 11,478,601            24,124,536

Class C shares                                 10,978,619            24,033,859

Class T shares                                    254,677               680,175

Cost of shares redeemed:

Class A shares                                (21,125,423)          (19,127,241)

Class B shares                                (26,857,128)          (37,514,363)

Class C shares                                (15,167,098)          (15,746,796)

Class T shares                                 (1,197,288)           (1,655,557)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (16,275,260)            1,267,025

TOTAL INCREASE (DECREASE) IN NET ASSETS         9,028,064           (40,808,128)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           278,204,507           319,012,635

END OF PERIOD                                 287,232,571           278,204,507

Undistributed investment income--net              593,589                    --

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended October 31,
                                               ---------------------------------

                                                     2003                  2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,900,719             1,714,246

Shares redeemed                                (1,535,716)           (1,282,591)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     365,003               431,655
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       874,043             1,591,851

Shares redeemed                                (2,053,559)           (2,655,713)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,179,516)           (1,063,862)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       833,021             1,593,960

Shares redeemed                                (1,157,605)           (1,106,072)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (324,584)              487,888
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        19,186                43,716

Shares redeemed                                   (88,898)             (112,881)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (69,712)              (69,165)

(A) DURING THE PERIOD ENDED OCTOBER 31, 2003, 47,406 CLASS B SHARES REPRESENTING $651,739 WERE AUTOMATICALLY CONVERTED TO 45,473 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2002, 21,695 CLASS B SHARES REPRESENTING $323,276 WERE AUTOMATICALLY CONVERTED TO 20,997 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                     Year Ended October 31,
                                                              ----------------------------------------------------------------------
CLASS A SHARES                                                   2003           2002          2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.51          15.27         18.88          17.67         14.77

Investment Operations:

Investment income--net(a)                                         .10            .07           .05            .02           .09

Net realized and unrealized
   gain (loss) on investments                                    1.25          (1.83)        (3.66)          1.19          2.81

Total from Investment Operations                                 1.35          (1.76)        (3.61)          1.21          2.90

Net asset value, end of period                                  14.86          13.51         15.27          18.88         17.67
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                              9.99         (11.53)       (19.12)          6.85         19.64
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.35           1.35          1.35           1.35          1.35

Ratio of net investment income
   to average net assets                                          .74            .44           .27            .10           .15

Portfolio Turnover Rate                                          3.51           7.25          3.56           4.21          1.26
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          80,401         68,183        70,431         89,166        82,943

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       Year Ended October 31,
                                                            ------------------------------------------------------------------------
CLASS B SHARES                                                   2003           2002          2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.03          14.83         18.48          17.43         14.67

Investment Operations:

Investment income (loss)--net(a)                                  .00(b)        (.05)         (.08)          (.12)         (.15)

Net realized and unrealized
   gain (loss) on investments                                    1.19          (1.75)        (3.57)          1.17          2.91

Total from Investment Operations                                 1.19          (1.80)        (3.65)          1.05          2.76

Net asset value, end of period                                  14.22          13.03         14.83          18.48         17.43
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              9.13         (12.14)       (19.75)          6.02         18.81
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.10           2.10          2.10           2.10          2.10

Ratio of net investment income (loss)
   to average net assets                                          .01           (.32)         (.48)          (.65)         (.60)

Portfolio Turnover Rate                                          3.51           7.25          3.56           4.21          1.26
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         142,689        146,118       182,073        227,555       192,196

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                       Year Ended October 31,
                                                            ------------------------------------------------------------------------

CLASS C SHARES                                                   2003           2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.03          14.82          18.47          17.42         14.66

Investment Operations:

Investment income (loss)--net(a)                                  .00(b)        (.05)          (.08)          (.12)         (.14)

Net realized and unrealized
   gain (loss) on investments                                    1.19          (1.74)         (3.57)          1.17          2.90

Total from Investment Operations                                 1.19          (1.79)         (3.65)          1.05          2.76

Net asset value, end of period                                  14.22          13.03          14.82          18.47         17.42
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              9.13         (12.08)        (19.76)          6.03         18.74
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.10           2.10           2.10           2.10          2.10

Ratio of net investment income (loss)
   to average net assets                                          .01           (.31)          (.48)          (.64)         (.60)

Portfolio Turnover Rate                                          3.51           7.25           3.56           4.21          1.26
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          59,007         58,289         59,104         70,239        62,533

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       Year Ended October 31,
                                                              ----------------------------------------------------------------------

CLASS T SHARES                                                   2003           2002            2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.36          15.12           18.75          17.60         14.74

Investment Operations:

Investment income (loss)--net(a)                                  .07            .03             .00(b)        (.03)          .12

Net realized and unrealized
   gain (loss) on investments                                    1.21          (1.79)          (3.63)          1.18          2.74

Total from Investment Operations                                 1.28          (1.76)          (3.63)          1.15          2.86

Net asset value, end of period                                  14.64          13.36           15.12          18.75         17.60
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              9.58         (11.64)         (19.36)          6.53         19.40
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.60           1.60            1.60           1.60          1.60

Ratio of net investment income (loss)
   to average net assets                                          .51            .18             .02           (.14)         (.10)

Portfolio Turnover Rate                                          3.51           7.25            3.56           4.21          1.26
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           5,135          5,615           7,404          8,290         8,457

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Tax Managed Growth Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund. The fund's investment objective is to provide investors with long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. The Dreyfus Corporation (" Dreyfus" ) serves as the fund's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Fayez Sarofim & Co. ("Sarofim & Co.") serves as the fund's sub-investment adviser.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C and Class T. Class A,
Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $593,589, accumulated capital losses $31,426,306 and unrealized appreciation $2,188,026.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2003. If not applied, $235,550 of the carryover expires in fiscal 2007, $3,064,821 expires in fiscal 2008, $5,341,001 expires in fiscal 2009, $14,181,361 expires in fiscal 2010 and $8,603,573 expires in fiscal 2011.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management Agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund's average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are

                                                                     The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in
fact   paid   directly   by   Dreyfus   to   the   non-interested   Directors.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. an annual fee of .30 of 1% of the value of the fund's average daily net assets, payable monthly.

During the period ended October 31, 2003, the Distributor retained $28,202 and $668 from commissions earned on sales of the fund's Class A and Class T shares, respectively, and $431,752 and $13,451 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(B) DISTRIBUTION AND SERVICE PLAN: Under separate Distribution Plans (the " Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended October 31, 2003, Class A, Class B, Class C and Class T shares were charged $184,384, $1,050,953, $429,135 and $12,935, respectively, pursuant to their respective Plans. During the period ended October 31, 2003, Class B, Class C and Class T shares were charged $350,318, $143,045 and $12,935, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

(C) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees are not charged to these money market mutual funds. During the period ended October 31, 2003, the fund derived $13,095 in income from these investments, which is included in dividend income in the fund's Statement of Operations.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2003, amounted to $9,614,930 and $25,128,987, respectively.

At October 31, 2003, the cost of investments for federal income tax purposes was $285,242,023; accordingly, accumulated net unrealized appreciation on investments was $2,188,026, consisting of $29,538,767 gross unrealized appreciation and $27,350,741 gross unrealized depreciation.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended October 31, 2003, was approximately $149,500, with a related weighted average annualized interest rate of 1.62%.


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Tax Managed Growth Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Tax Managed Growth Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                        /s/KPMG LLP

New York, New York
December 10, 2003

                                                             The Fund


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (60)

CHAIRMAN OF THE BOARD (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

JAMES FITZGIBBONS (69)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Howes Leather Corporation, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

J. TOMLINSON FORT (75)

BOARD MEMBER (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP (1998-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Allegheny College, Trustee

* Pittsburgh Ballet Theatre, Trustee

* American College of Trial Lawyers, Fellow

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

KENNETH A. HIMMEL (57)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, Related Urban Development, a real estate development company (1996-present)

* President and CEO, Himmel & Company, a real estate development company (1980-present)

* CEO, American Food Management, a restaurant company (1983-present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25


STEPHEN J. LOCKWOOD (56)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* Affiliated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ROSLYN WATSON (54)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

BENAREE PRATT WILEY (57)

BOARD MEMBER (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Partnership, an organization dedicated to increasing the Representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

* Mass. Development, Director

* Commonwealth Institute, Director

* Efficacy Institute, Director

* PepsiCo Africa-America, Advisory Board

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS, EMERITUS BOARD MEMBER

FRANCIS P. BRENNAN, EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 95 investment companies (comprised of 189 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 58 years old and has been an employee of Dreyfus since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

Chief Investment Officer, Vice Chairman and a Director of Dreyfus, and an officer of 95 investment companies (comprised of 189 portfolios) managed by Dreyfus. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 50 years old and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 96 investment companies (comprised of 205 portfolios) managed by Dreyfus. He is 57 years old and has been an employee of Dreyfus since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 96 investment companies (comprised of 205 portfolios) managed by Dreyfus. He is 54 years old and has been an employee of Dreyfus since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of Dreyfus, and an officer of 24 investment companies (comprised of 85 portfolios) managed by Dreyfus. He is 38 years old and has been an employee of Dreyfus since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 198 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director - Mutual Fund Accounting of Dreyfus, and an officer of 96 investment companies (comprised of 205 portfolios) managed by Dreyfus. He is 45 years old and has been an employee of Dreyfus since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 25 investment companies (comprised of 105 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since September 1982.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Taxable Fixed Income Funds of Dreyfus, and an officer of 18 investment companies (comprised of 76 portfolios) managed by Dreyfus. He is 35 years old and has been an employee of Dreyfus since November 1992.


ROBERT ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Money Market Funds of Dreyfus, and an officer of 37 investment companies (comprised of 79 portfolios) managed by Dreyfus. He is 39 years old and has been an employee of Dreyfus since October 1988.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 25 investment companies (comprised of 105 portfolios) managed by Dreyfus. He is 36 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of Dreyfus, and an officer of 96 investment companies (comprised of 205 portfolios) managed by Dreyfus. He is 49 years old and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE JULY 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                             The Fund

                      For More Information

                        Dreyfus Premier
                        Tax Managed Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Fayez Sarofim & Co.
                        Two Houston Center
                        Suite 2907
                        Houston, TX 77010

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

(c) 2003 Dreyfus Service Corporation                                  149AR1003



      Dreyfus
      U.S. Treasury
      Reserves

      ANNUAL REPORT October 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             7   Statement of Assets and Liabilities

                             8   Statement of Operations

                             9   Statement of Changes in Net Assets

                            10   Financial Highlights

                            12   Notes to Financial Statements

                            17   Independent Auditors' Report

                            18   Important Tax Information

                            19   Board Members Information

                            21   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                         U.S. Treasury Reserves

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus U.S. Treasury Reserves covers the 12-month period from November 1, 2002, through October 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

Recent estimates of greater than expected U.S. Gross Domestic Product annualized growth during the third quarter of 2003 suggest that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have begun to increase spending and investment. After several years of falling interest rates, longer-term bond yields have begun to creep upward. However, the Federal Reserve Board has repeatedly affirmed its commitment to low short-term interest rates, and yields of money market
instruments    have    remained    near    historical    lows.

We have seen strong quarters before, only to be disappointed when growth proved unsustainable. Based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest investments that are right for your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 17, 2003




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus U.S. Treasury Reserves perform during the period?

For the 12-month period ended October 31, 2003, the fund's Investor shares produced a yield of 0.51% while its Class R shares produced a yield of 0.71%. Taking into account the effects of compounding, the fund's Investor shares and Class R shares produced effective yields of 0.51% and 0.72%, respectively.(1)

We attribute the fund's performance to declining interest rates during much of the reporting period, which resulted in lower yields for U.S. Treasury bills and notes.

What is the fund's investment approach?

The fund seeks a high level of current income consistent with stability of principal. As a U.S. Treasury money market fund, we attempt to provide shareholders with an investment vehicle that is made up of Treasury bills and notes issued by the United States government as well as repurchase agreements with securities dealers, which are backed by U.S. Treasuries. To pursue its goal, the fund invests exclusively in direct obligations of the U.S. Treasury and in repurchase agreements secured by these obligations.

What other factors influenced the fund's performance?

When the reporting period began, rising geopolitical tensions, corporate scandals and a persistently declining stock market had already taken their toll on the U.S. economy. To stimulate renewed growth, the Federal Reserve Board (the "Fed") reduced short-term interest rates in early November 2002 by a larger than expected 50 basis points. As a result, yields of short-term U.S. Treasury securities continued to trend lower. Robust demand for money market securities among risk-averse

                                                                    The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

investors put additional downward pressure on yields. In this environment, we modestly extended the fund' s weighted average maturity, enabling the fund to
lock    in    prevailing    yields    as    interest    rates    fell.

The economy remained weak during the first quarter of 2003 as businesses and consumers refrained from spending amid the uncertainty of the buildup to the war in Iraq, and yields of short-term U.S. Treasuries remained near historical lows. By April 2003, however, the quick end to major combat operations in Iraq had lifted the veil of uncertainty from the U.S. economy, and we began to see signs of potentially stronger economic growth. Accordingly, we reduced the fund's weighted average maturity to a range we considered generally in line with that of other money market funds. This more defensive position was designed to give us the flexibility to capture higher yields more quickly if interest rates began to rise. However, money market yields continued to fall through June. Citing potentially harmful deflationary pressures, the Fed further reduced short-term interest rates by 25 basis points in late June to a 45-year low of 1%.

The U.S. economy showed more tangible signs of recovery during the summer and fall. In fact, it was later revealed by the U.S. Commerce Department that the economy grew at a torrid 8.2% annualized rate during the third quarter of 2003. As economic growth accelerated, investors became concerned that the Fed's most recent rate-cut might have been its last for the current cycle, and longer-term bond yields rose sharply. In addition, the volume of newly issued U.S. Treasury securities increased to fund a ballooning federal budget deficit, and investor demand began to subside as investors apparently became more comfortable assuming the risks of longer-term investments. Although yields of short-term U.S. Treasury securities remained anchored at the short end of their range by the 1% federal funds rate, these developments caused yields to rise at the longer end of the fund's maturity range.


What is the fund's current strategy?

as of the end of the reporting period, we positioned the fund's weighted average maturity in a range that we consider in line with the average for other money market funds. This position has been designed to enable the fund to capture potential investment opportunities toward the long end of the maturity range, while maintaining flexibility to move quickly if interest rates begin to rise. In addition, approximately 53% of the fund' s assets were invested in U.S. Treasury securities and 47% in repurchase agreements as of the reporting period's end. Of course, we continue to monitor economic and market conditions.

November 17, 2003

 (1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2003

STATEMENT OF INVESTMENTS

                                                                          Annualized
                                                                            Yield on
                                                                             Date of              Principal
U.S. TREASURY BILLS--9.8%                                                Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

   12/18/2003                                                                     .96            10,000,000           9,987,467

   2/5/2004                                                                       .96             5,000,000           4,987,267

TOTAL U.S. TREASURY BILLS

   (cost $14,974,734)                                                                                                 14,974,734
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BONDS--6.6%
------------------------------------------------------------------------------------------------------------------------------------

  11.875%, 11/15/2003

   (cost $10,045,815)                                                            1.07            10,000,000           10,045,815
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY NOTES--39.6%
------------------------------------------------------------------------------------------------------------------------------------

   4.25%, 11/15/2003                                                              .92             5,000,000            5,006,893

   3%, 11/30/2003                                                                1.49            10,000,000           10,011,969

   3.25%, 12/31/2003                                                              .92            20,000,000           20,075,000

   3%, 1/31/2004                                                                 1.00            10,000,000           10,048,598

   5.875%, 2/15/2004                                                              .94            10,000,000           10,137,500

   3.625%, 3/31/2004                                                             1.21             5,000,000            5,048,317

TOTAL U.S. TREASURY NOTES

   (cost $60,328,277)                                                                                                 60,328,277
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--50.0%
------------------------------------------------------------------------------------------------------------------------------------

Goldman, Sachs & Co.

  dated 10/31/2003, due 11/3/2003 in the amount

  of $36,106,838 (fully collateralized by

  $34,533,000 U.S. Treasury Notes

   7.25%, due 5/15/2004, value $36,826,676)                                       .96            36,103,950           36,103,950

Greenwich Capital Markets, Inc.

  dated 10/31/2003, due 11/3/2003 in the amount

  of $40,003,333 (fully collateralized by

  $40,608,000 U.S. Treasury Notes

  1.125%-1.625%, due 1/31/2005-6/30/2005,

   value $40,801,969)                                                            1.00            40,000,000           40,000,000

TOTAL REPURCHASE AGREEMENTS

   (cost $76,103,950)                                                                                                 76,103,950
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $161,452,776)                                                                106.0%          161,452,776

LIABILITIES, LESS CASH AND RECEIVABLES                                                               (6.0%)          (9,168,763)

NET ASSETS                                                                                           100.0%          152,284,013

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments (including Repurchase Agreements
   of $76,103,950)--Note 1(c)                          161,452,776  161,452,776

Cash                                                                    24,714

Interest receivable                                                  1,205,081

                                                                   162,682,571
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    82,318

Payable for investment securities purchased                          10,265,218

Dividend payable                                                         51,022

                                                                     10,398,558
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      152,284,013
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     152,283,182

Accumulated net realized gain (loss) on investments                         831
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      152,284,013

NET ASSET VALUE PER SHARE

                                                 Investor Shares  Class R Shares
--------------------------------------------------------------------------------

Net Assets ($)                                      91,986,748      60,297,265

Shares Outstanding                                  91,986,269      60,296,913
-----------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                             1.00           1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,855,790

EXPENSES:

Management fee--Note 2(a)                                              765,976

Distribution fees (Investor Shares)--Note 2(b)                         183,271

TOTAL EXPENSES                                                         949,247

INVESTMENT INCOME--NET                                                 906,543
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                     831

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   907,374

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                             -----------------------------------
                                                     2003               2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            906,543           2,184,509

Net realized gain (loss) on investments               831                 --

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      907,374           2,184,509
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor shares                                 (466,429)          (1,015,970)

Class R shares                                  (440,114)          (1,168,539)

TOTAL DIVIDENDS                                 (906,543)          (2,184,509)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Investor shares                                86,938,807         163,343,902

Class R shares                                213,811,534         180,037,067

Dividends reinvested:

Investor shares                                   460,432            963,879

Class R shares                                      7,004            235,875

Cost of shares redeemed:

Investor shares                              (85,362,778)        (120,326,770)

Class R shares                              (219,368,808)        (216,334,802)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (3,513,809)           7,919,151

TOTAL INCREASE (DECREASE) IN NET ASSETS       (3,512,978)           7,919,151
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           155,796,991          147,877,840

END OF PERIOD                                 152,284,013          155,796,991

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                             Year Ended October 31,
                                                                 -------------------------------------------------------------------
INVESTOR SHARES                                                  2003           2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .005           .012           .046           .053          .042

Net realized and unrealized
   gain (loss) on investments                                      --               --          .002             --            --

Total from Investment Operations                                  .005           .012           .048           .053          .042

Distributions:

Dividends from investment income--net                            (.005)         (.012)         (.046)         (.053)        (.042)

Dividends from net realized
   gain on investments                                             --               --         (.002)           --             --

Total Distributions                                              (.005)         (.012)         (.048)         (.053)        (.042)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  .51           1.23           4.66           5.42          4.27
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .70            .70            .70            .70           .70

Ratio of net investment income
   to average net assets                                          .51           1.20           4.25           5.28          4.16

Net Assets, end of period ($ x 1,000)                          91,987         89,950         45,969         34,482        36,375

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                         Year Ended October 31,
                                                                --------------------------------------------------------------------
CLASS R SHARES                                                   2003           2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .007           .014           .048           .055          .044

Net realized and unrealized
   gain (loss) on investments                                      --              --           .002             --            --

Total from Investment Operations                                  .007           .014           .050           .055          .044

Distributions:

Dividends from investment income--net                            (.007)         (.014)         (.048)         (.055)        (.044)

Dividends from net realized
   gain on investments                                             --             --           (.002)           --             --

Total Distributions                                              (.007)         (.014)         (.050)         (.055)        (.044)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  .72           1.43           4.88           5.64          4.48
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .50            .50            .50            .50           .50

Ratio of net investment income
   to average net assets                                          .72           1.43           4.95           5.49          4.40

Net Assets, end of period ($ x 1,000)                          60,297         65,847        101,909        591,466       564,774

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus U.S. Treasury Reserves (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering sixteen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in direct obligations of U.S. Treasury and repurchase agreements secured by these obligations. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investment, is earned from settlement date and is recognized on the accrual basis. Cost of
investments    represents    amortized    cost.

(c)  Repurchase  agreements:   The  fund  may  engage  in  repurchase  agreement
transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors,

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2003, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal years ended October 31, 2003 and October 31, 2002, respectively, were all ordinary income.

At October 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties
and/or    affiliates    to    provide

investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the
Manager    to    the    non-interested    Directors.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b) Distribution plan: Under the fund's Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .. 25% (currently limited by the Company's Board of Directors to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Investor shares. During the period October 31, 2003, Investor shares were charged $183,271 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2003, the fund did not borrow under the line of credit.


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus U.S. Treasury Reserves (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and broker. As to securities purchased but not yet received, we performed other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus U.S. Treasury Reserves of The Dreyfus/Laurel Funds, Inc. as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                           /s/KPMG LLP

New York, New York
December 10, 2003

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For state individual income tax purposes, the fund hereby designates 58.42% of the ordinary income dividends paid during its fiscal year ended October 31, 2003 as attributable to interest income from direct obligations of the United States of America. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (60)

CHAIRMAN OF THE BOARD (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

JAMES FITZGIBBONS (69)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Howes Leather Corporation, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

J. TOMLINSON FORT (75)

BOARD MEMBER (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP (1998-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Allegheny College, Trustee

* Pittsburgh Ballet Theatre, Trustee

* American College of Trial Lawyers, Fellow

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

KENNETH A. HIMMEL (57)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, Related Urban Development, a real estate development company (1996-present)

* President and CEO, Himmel & Company, a real estate development company (1980-present)

* CEO, American Food Management, a restaurant company (1983-present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

STEPHEN J. LOCKWOOD (56)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* Affiliated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ROSLYN WATSON (54)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

BENAREE PRATT WILEY (57)

BOARD MEMBER (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Partnership, an organization dedicated to increasing the Representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

* Mass. Development, Director

* Commonwealth Institute, Director

* Efficacy Institute, Director

* PepsiCo Africa-America, Advisory Board

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS, EMERITUS BOARD MEMBER

FRANCIS P. BRENNAN, EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 85 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of
25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 76 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1992.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

ROBERT ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Money Market Funds of the Manager, and an officer of 37 investment companies (comprised of 79 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of
25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE JULY 2002.

Vice President and Anti-Money Laundering Compliance Officer of the
Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


NOTES

                      For More Information

                        Dreyfus U.S. Treasury Reserves
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  326AR1003


      Dreyfus
      Money Market
      Reserves

      ANNUAL REPORT October 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            14   Notes to Financial Statements

                            19   Independent Auditors' Report

                            20   Board Members Information

                            22   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                 Dreyfus  Money Market Reserves

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Money Market Reserves covers the 12-month period from November 1, 2002, through October 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

Recent estimates of greater than expected U.S. Gross Domestic Product annualized growth during the third quarter of 2003 suggest that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have begun to increase spending and investment. After several years of falling interest rates, longer-term bond yields have begun to creep upward. However, the Federal Reserve Board has repeatedly affirmed its commitment to low short-term interest rates, and yields of money market
instruments    have    remained    near    historical    lows.

We have seen strong quarters before, only to be disappointed when growth proved unsustainable. Based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest investments that are right for your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

November 17, 2003




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Money Market Reserves perform during the period?

For the 12-month period ended October 31, 2003, the fund's Investor shares produced a yield of 0.63% while its Class R shares produced a yield of 0.83%. Taking into account the effects of compounding, the effective yields for the fund's Investor shares and Class R shares were 0.64% and 0.84%, respectively.(1

We attribute the fund's performance primarily to declining interest rates and robust investor demand during much of the reporting period, which resulted in lower yields for most money market securities.

What is the fund's investment approach?

The fund seeks a high level of current income consistent with stability of principal. To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including:

*securities issued or guaranteed by the U.S. government or its agencies and instrumentalities

* certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches

* repurchase agreements

* asset-backed securities

* domestic and dollar-denominated foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest.

What other factors influenced the fund's performance?

By the time the reporting period began, rising geopolitical tensions, corporate scandals and a persistently declining stock market had already taken their toll on the U.S. economy. In its ongoing campaign

                                                                The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

to stimulate renewed economic growth, the Federal Reserve Board (the "Fed") reduced short-term interest rates in early November 2002 by a larger than expected 50 basis points. In addition, many investors had become more averse to risk in the weak economy, favoring money market funds as an investment alternative for their assets over riskier, longer-term investments, such as stocks and corporate bonds. As demand for money market instruments intensified, so did downward pressure on money market yields.

We responded to these developments by modestly extending the fund's weighted average maturity in late 2002 to a range we considered slightly longer than average. This strategy enabled the fund to lock in prevailing yields for as long as we deemed practical while interest rates continued to trend lower during the first quarter of 2003.

After it had become apparent that major combat in Iraq would be concluded quickly, investors turned their attention from war-related concerns to economic fundamentals. They apparently liked what they saw, because many investors began to express a more optimistic economic outlook, as evidenced by the start of a sustained rally in the stock and corporate bond markets. In anticipation of a stronger economy, we reduced the fund's weighted average maturity in April 2003 to a range we considered in line with that of other money market funds in order to keep funds available for higher-yielding money market instruments, if they became available.

However, money market yields continued to fall through the second quarter of 2003, as investors anticipated a further reduction in interest rates. Citing potential deflationary pressures, the Fed reduced short-term interest rates in late June by 25 basis points, driving the federal funds rate to a 45-year low of 1% . In hindsight, our move to a more neutral weighted average maturity for the fund may have been premature, because a longer position might have enabled the fund to maintain higher yields for a slightly longer time.


On the other hand, the fund enjoyed the benefits of relatively high yields from its commercial paper holdings, especially during the first few months of the reporting period. U.S. government agency securities also produced relatively attractive yields, while returns from repurchase agreements and U.S. Treasury securities were more modest in the prevailing low interest-rate environment.

What is the fund's current strategy?

as of the end of the reporting period, we have maintained the fund's weighted average maturity in what we consider the neutral range for the fund, as investors continue to adjust to a stronger economic environment. In addition, approximately 40% of the fund's assets were allocated to corporate floating rate notes, followed by approximately 25% to commercial paper, 15% to repurchase agreements, 13% to U.S. government agency securities, about 7% to U.S. Treasury securities and the balance in bank deposits. Of course, we continue to monitor economic and market conditions.

November 17, 2003

 (1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2003




                                                                                              Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--14.3%                                               Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Asset Securitization Corp. (Yankee)

   1.08%, 4/1/2004                                                                           10,000,000  (a,b)        10,000,000

Bank Of New York (Yankee)

   1.08%, 11/3/2003                                                                          15,000,000  (a)          14,999,983

Barclays Bank PLC (Yankee)

   1.07%, 11/8/2004                                                                          10,000,000  (a)           9,997,938

Branch Banking & Trust Co. (Yankee)

   1.11%, 1/26/2004                                                                          15,000,000  (a)          15,000,000

Credit Suisse First Boston (Yankee)

   1.10%, 7/7/2004                                                                           10,000,000  (a)          10,000,000

Nordea Bank Finland PLC (Yankee)

   1.08%, 11/24/2003                                                                         10,000,000  (a)           9,999,946

Westpac Banking Corp. (Yankee)

   1.07%, 4/15/2004                                                                          15,000,000  (a)          15,004,095

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $85,001,962)                                                                                                 85,001,962
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--25.4%
------------------------------------------------------------------------------------------------------------------------------------

Alliance & Leicester PLC

   1.07%, 12/5/2003                                                                          10,000,000  (b)           9,989,894

Allianz Finance Corp.

   1.07%, 12/5/2003                                                                          10,000,000  (b)           9,989,894

Amstel Funding Corp.

   1.07%, 11/5/2003                                                                          10,000,000  (b)           9,998,811

Archer Daniels Midland Co.

   1.06%, 12/9/2003                                                                          10,000,000  (b)           9,988,811

Atlantis One Funding Corp.

   1.04%, 11/4/2003                                                                          10,000,000  (b)           9,999,133

Britannia Building Society

   1.10%, 11/26/2003                                                                         11,000,000               10,991,597

Cargill Inc.

   1.06%, 1/23/2004                                                                          10,000,000  (b)           9,975,561

Daimler Chrysler Revolving Auto Conduit LLC

   1.06%, 11/10/2003                                                                         10,000,000                9,997,350

Diageo Capital PLC

   1.08%, 2/5/2004                                                                           10,000,000  (b)           9,971,200

Erasmus Capital Corp.

   1.08%, 11/7/2003                                                                          10,000,000  (b)           9,998,200

Greyhawk Funding LLC

   1.09%, 11/14/2003                                                                         10,000,000  (b)           9,996,064

Irish Life & Permanent PLC

   1.06%, 11/6/2003                                                                          10,000,000  (b)           9,998,528


                                                                                              Principal
COMMERCIAL PAPER (CONTINUED)                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Shell Finance (U.K.) PLC

   1.05%, 12/8/2003                                                                          10,000,000                9,989,208

Standard Life Funding B.V.

   1.09%, 11/26/2003                                                                         10,000,000                9,992,431

Tulip Funding Corp.

   1.09%, 1/21/2004                                                                          10,000,000  (b)           9,975,475

TOTAL COMMERCIAL PAPER

   (cost $150,852,157)                                                                                               150,852,157
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--18.0%
------------------------------------------------------------------------------------------------------------------------------------

American Honda Finance Corp.

   1.10%, 6/11/2004                                                                          12,500,000  (a,b)        12,514,540

Bear Stearns Cos. Inc.

   1.13%, 9/21/2004                                                                          10,000,000  (a)          10,035,356

Caterpillar Financial Services Corp.

   1.07%--1.12%, 2/4/2004--4/2/2004                                                          15,000,000  (a)          15,010,588

Coca-Cola Enterprises Inc.

   1.14%, 4/26/2004                                                                          10,000,000  (a)          10,012,919

General Electric Capital Corp.

   1.09%, 3/25/2004                                                                          12,900,000  (a,b)        12,905,986

Goldman Sachs Group Inc.

   1.08%, 7/6/2004                                                                           10,000,000  (a)          10,025,961

Key Bank N.A.

   1.10%, 4/23/2004                                                                          12,500,000  (a)          12,513,134

Montauk Funding Corp.

   1.08%, 2/17/2004                                                                          10,000,000  (a,b)        10,000,000

Nationwide Building Society

   1.14%, 7/23/2004                                                                           4,000,000  (a,b)         4,000,000

SunTrust Banks Inc.

   1.07%, 10/25/2004                                                                         10,000,000  (a)          10,002,461

TOTAL CORPORATE NOTES

   (cost $107,020,945)                                                                                               107,020,945
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--8.0%
------------------------------------------------------------------------------------------------------------------------------------

Canadian Imperial Bank Of Commerce

   1.07%, 5/28/2004                                                                          10,000,000  (a)          10,000,000

Natexis Banques Populaires

   1.13%, 12/15/2003                                                                         12,500,000  (a)          12,499,684

SouthTrust Bank

   1.08%, 5/24/2004                                                                          10,000,000  (a)          10,007,550

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
SHORT-TERM BANK NOTES (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Wells Fargo Bank N.A.

   1.06%, 1/26/2004                                                                          15,000,000  (a)          15,000,000

TOTAL SHORT-TERM BANK NOTES

   (cost $47,507,234)                                                                                                 47,507,234
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--12.5%
--------------------------------------------------------------------------------

Federal Home Loan Mortgage Corp.

   1.09%-1.25%, 12/10/2003-2/15/2004                                                         35,000,000               35,207,601

Federal National Mortgage Association

   1.07%--1.11%, 11/21/2003--1/14/2004                                                       39,000,000               38,939,546

TOTAL U.S. GOVERNMENT AGENCIES

   (cost $74,147,147)                                                                                                 74,147,147
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY NOTES--6.8%
--------------------------------------------------------------------------------

U.S. Treasury Notes

  1.20%--1.50%, 11/30/2003--3/31/2004

   (cost $40,175,173)                                                                        40,000,000               40,175,173
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--15.2%
--------------------------------------------------------------------------------

Goldman, Sachs & Co.

  .96% dated 10/31/2003, due 11/3/2003 in the

  amount of $19,857,830 (fully collateralized by

  $20,103,000 U.S. Treasury Notes 1.875%,

   due 9/30/2004, value $20,254,297)                                                         19,856,241               19,856,241

Salomon Smith Barney Holdings Inc.

  1.06% dated 10/31/2003, due 11/3/2003 in the

  amount of $70,006,183 (fully collateralized by

  $70,460,000 Federal Home Loan Bank Bonds

  0%-5.75%, due 11/3/2003-5/15/2012,

   value $71,402,085)                                                                        70,000,000               70,000,000

TOTAL REPURCHASE AGREEMENTS

   (cost $89,856,241)                                                                                                 89,856,241
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $594,560,859)                                                            100.2%              594,560,859

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.2%)              (1,184,250)

NET ASSETS                                                                                       100.0%              593,376,609

(A) VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT OCTOBER 31, 2003,
THESE SECURITIES AMOUNTED TO $159,302,097 OR 26.8% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including Repurchase Agreements
         of $89,856,241)--Note 1(c)                    594,560,859   594,560,859

Cash                                                                    297,831

Interest receivable                                                     792,479

                                                                    595,651,169
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   325,804

Payable for Capital Stock redeemed                                    1,699,273

Dividend payable                                                        249,483

                                                                      2,274,560
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      593,376,609
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     593,377,233

Accumulated net realized gain (loss) on investments                       (624)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      593,376,609

NET ASSET VALUE PER SHARE

                                               Investor Shares  Class R Shares
--------------------------------------------------------------------------------

Net Assets ($)                                     379,264,843     214,111,766

Shares Outstanding                                 379,263,452     214,113,781
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                             1.00            1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      8,495,647

EXPENSES:

Management fee--Note 2(a)                                            3,164,710

Distribution fees (Investor Shares)--Note 2(b)                         802,386

TOTAL EXPENSES                                                       3,967,096

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE
  IN NET ASSETS RESULTING FROM OPERATIONS                            4,528,551

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended October 31,
                                           -------------------------------------
                                                     2003                2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,528,551          18,072,929

Net realized gain (loss) on investments                --                 205

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    4,528,551           18,073,134
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor shares                               (2,577,224)         (12,166,172)

Class R shares                                (1,951,327)          (5,906,757)

TOTAL DIVIDENDS                               (4,528,551)         (18,072,929)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold:

Investor shares                             1,210,475,432       2,316,279,660

Class R shares                                824,082,066         953,565,174

Dividends reinvested:

Investor shares                                 2,559,070          11,894,206

Class R shares                                    205,716           1,921,014

Cost of shares redeemed:

Investor shares                           (1,266,585,325)      (2,767,302,557)

Class R shares                              (858,339,686)      (1,126,380,360)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (87,602,727)        (610,022,863)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (87,602,727)        (610,022,658)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           680,979,336        1,291,001,994

END OF PERIOD                                 593,376,609          680,979,336

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                         Year Ended October 31,
                                                                 -------------------------------------------------------------------
INVESTOR SHARES                                                  2003           2002          2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .006           .016          .044           .056           .045

Distributions:

Dividends from investment income--net                            (.006)         (.016)        (.044)         (.056)         (.045)

Net asset value, end of period                                   1.00           1.00          1.00           1.00           1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  .64           1.58          4.47           5.70           4.64
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .70            .70           .70            .70            .70

Ratio of net investment income
   to average net assets                                          .64           1.63          3.91           5.56           4.54

Net Assets, end of period ($ X 1,000)                         379,265         432,816      871,945        333,377        347,596

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                            Year Ended October 31,
                                                                  ------------------------------------------------------------------
CLASS R SHARES                                                   2003           2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .008           .018           .046           .058          .047

Distributions:

Dividends from investment income--net                            (.008)         (.018)         (.046)         (.058)        (.047)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  .83           1.79           4.68           5.91          4.84
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .50            .50            .50            .50           .50

Ratio of net investment income
   to average net assets                                          .84           1.82           4.54           5.80          4.74

Net Assets, end of period ($ X 1,000)                         214,112        248,164        419,057        393,117       300,386

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Money Market Reserves (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering sixteen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in a diversified portfolio of high-quality, short-term debt securities. The Dreyfus Corporation (the "Manager" ) serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 2 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of
investments    represents    amortized    cost.

(c)  Repurchase  agreements:   The  fund  may  engage  in  repurchase  agreement
transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the cred-

                                                                   The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

itworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2003, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal years ended October 31, 2003 and October 31, 2002, respectively, were all ordinary income.

The accumulated capital loss carryover of $624 is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2003. If not applied, the carryover expires in fiscal 2005.

At October 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund
accounting    and

transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the
Manager    to    the    non-interested    Directors.

(b) Distribution plan: The fund has adopted a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act. Investor shares may pay annually up to .25% (currently limited by the Company's Board of Directors to .20%) of the value of the average daily net assets

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

attributable to its Investor shares to compensate the Distributor, an affiliate of the Manager, for shareholder servicing activities and activities primarily intended to result in the sale of Investor shares. During the period ended
October 31, 2003, the Investor shares were charged $802,386 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2003, the fund did not borrow under the line of credit.


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Money Market Reserves (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and broker. As to securities purchased and sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Money Market Reserves of The Dreyfus/Laurel Funds, Inc. as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                        /s/KPMG LLP


New York, New York
December 10, 2003

                                                             The Fund


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (60)

CHAIRMAN OF THE BOARD (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

JAMES FITZGIBBONS (69)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Howes Leather Corporation, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

J. TOMLINSON FORT (75)

BOARD MEMBER (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP (1998-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Allegheny College, Trustee

* Pittsburgh Ballet Theatre, Trustee

* American College of Trial Lawyers, Fellow

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

KENNETH A. HIMMEL (57)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, Related Urban Development, a real estate development company (1996-present)

* President and CEO, Himmel & Company, a real estate development company (1980-present)

* CEO, American Food Management, a restaurant company (1983-present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25


STEPHEN J. LOCKWOOD (56)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* Affiliated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ROSLYN WATSON (54)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

BENAREE PRATT WILEY (57)

BOARD MEMBER (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Partnership, an organization dedicated to increasing the Representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

* Mass. Development, Director

* Commonwealth Institute, Director

* Efficacy Institute, Director

* PepsiCo Africa-America, Advisory Board

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS, EMERITUS BOARD MEMBER

FRANCIS P. BRENNAN, EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 85 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of
25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.


ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 76 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Money Market Funds of the Manager, and an officer of 37 investment companies (comprised of 79 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of
25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE JULY 2002.

Vice President and Anti-Money Laundering Compliance Officer of the
Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                             The Fund

NOTES

                        For More Information

                        Dreyfus Money Market Reserves
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call
1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  317AR1003




ITEM 2.      CODE OF ETHICS.

      The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3.      AUDIT COMMITTEE FINANCIAL EXPERT.

      The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4.      PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5.      AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6.      [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8.      [RESERVED]

ITEM 9.      CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1)      Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc.

By:   /s/  Stephen E. Canter
      ----------------------
      Stephen E. Canter
      President

Date:  December 29, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/ Stephen E. Canter
      ---------------------
      Stephen E. Canter
      Chief Executive Officer

Date:  December 29, 2003

By:   /s/ Stephen E. Canter
      James Windels
      Chief Financial Officer

Date:  December 29, 2003

                                EXHIBIT INDEX

      (a)(1)      Code of ethics referred to in Item 2.

      (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

      (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)




                                                                Exhibit (a)(1)



                         THE DREYFUS FAMILY OF FUNDS
                    CODE OF ETHICS FOR PRINCIPAL EXECUTIVE
                        AND SENIOR FINANCIAL OFFICERS


I.    COVERED OFFICERS/PURPOSE OF THE CODE

      This code of ethics (the "Code") for the investment companies within the complex (each, a "Fund") applies to each Fund's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or other persons performing similar functions, each of whom is listed on Exhibit A (the "Covered Officers"), for the purpose of promoting:

      o honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

      o full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities and Exchange Commission (the "SEC") and in other public communications made by the Fund;

      o compliance with applicable laws and governmental rules and regulations;

      o the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

      o   accountability for adherence to the Code.

      Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. COVERED OFFICERS SHOULD HANDLE ETHICALLY ACTUAL AND APPARENT CONFLICTS OF INTEREST


      OVERVIEW. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his service to, the Fund. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Fund.

      Certain conflicts of interest arise out of the relationships between Covered Officers and the Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Fund because of their status as "affiliated persons" of the Fund. The compliance programs and procedures of the Fund and the Fund's investment adviser (the "Adviser") are designed to prevent, or identify and correct, violations of these provisions. The Code does not, and is not intended to, repeat or replace these programs and procedures, and the circumstances they cover fall outside of the parameters of the Code.

      Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Fund and the Adviser of which the Covered Officers are also officers or employees. As a result, the Code recognizes that the Covered Officers, in the ordinary course of their duties (whether formally for the Fund or for the Adviser, or for both), will be involved in establishing policies and implementing decisions that will have different effects on the Adviser and the Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Fund and the Adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Fund and, if addressed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, will be deemed to have been handled ethically. In addition, it is recognized by the Fund's Board that the Covered Officers also may be officers or employees of one or more other investment companies covered by this or other codes of ethics.

      Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. Covered Officers should keep in mind that the Code cannot enumerate every possible scenario. The overarching principle of the Code is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Fund.

      Each Covered Officer must:

      o not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally to the detriment of the Fund;

      o not cause the Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Fund; and

      o not retaliate against any employee or Covered Officer for reports of potential violations that are made in good faith.

III.  DISCLOSURE AND COMPLIANCE

      o Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to the Fund within his area of responsibility;

      o each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Fund to others, whether within or outside the Fund, including to the Fund's Board members and auditors, and to governmental regulators and self-regulatory organizations; and

      o each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Fund and the Adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Fund files with, or submits to, the SEC and in other public communications made by the Fund; and

      o it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV.   REPORTING AND ACCOUNTABILITY

      Each Covered Officer must:

      o upon adoption of the Code (or thereafter, as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read, and understands the Code;

      o annually thereafter affirm to the Board that he has complied with the requirements of the Code; and

      o notify the Adviser's General Counsel (the "General Counsel") promptly if he knows of any violation of the Code. Failure to do so is itself a violation of the Code.

      The General Counsel is responsible for applying the Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. However, waivers sought by any Covered Officer will be considered by the Fund's Board.

      The Fund will follow these procedures in investigating and enforcing the Code:

      o the General Counsel will take all appropriate action to investigate any potential violations reported to him;

      o if, after such investigation, the General Counsel believes that no violation has occurred, the General Counsel is not required to take any further action;

      o any matter that the General Counsel believes is a violation will be reported to the Board;

      o if the Board concurs that a violation has occurred, it will consider appropriate action, which may include: review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Adviser or its board; or dismissal of the Covered Officer;

      o   the Board will be responsible for granting waivers, as appropriate;
          and

      o any waivers of or amendments to the Code, to the extent required, will be disclosed as provided by SEC rules.

V.    OTHER POLICIES AND PROCEDURES

      The Code shall be the sole code of ethics adopted by the Fund for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. The Fund's, its principal underwriter's and the Adviser's codes of ethics under Rule 17j-1 under the Investment Company Act and the Adviser's additional policies and procedures, including its Code of Conduct, are separate requirements applying to the Covered Officers and others, and are not part of the Code.

VI.   AMENDMENTS

      The Code may not be amended except in written form which is specifically approved or ratified by a majority vote of the Fund's Board, including a majority of independent Board members.

VII.  CONFIDENTIALITY

      All reports and records prepared or maintained pursuant to the Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or the Code, such matters shall not be disclosed to anyone other than the appropriate Funds and their counsel, the appropriate Boards (or Committees) and their counsel and the Adviser.

VIII. INTERNAL USE

      The Code is intended solely for the internal use by the Fund and does not constitute an admission, by or on behalf of the Fund, as to any fact, circumstance, or legal conclusion.




Dated as of:   JULY 1, 2003
            ------------------




EXHIBIT A




Persons Covered by the Code of Ethics


Stephen E. Canter           President                  (Principal Executive
                                                        Officer)

                                                       (Principal Financial and
James Windels               Treasurer                   Accounting Officer)